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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number 811-7736


                              Janus Aspen Series
          (Exact name of registrant as specified in charter)


          100 Fillmore Street, Denver, Colorado  80206
          (Address of principal executive offices)         (Zip code)


         Thomas A. Early, 100 Fillmore Street, Denver, Colorado  80206
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  303-333-3863


Date of fiscal year end: 12/31


Date of reporting period: 06/30/03

Item 1 - Reports to Stockholders


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2003 SEMIANNUAL REPORT
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                         GROWTH

                         Janus Aspen Capital Appreciation Portfolio
                         Janus Aspen Growth Portfolio
                         Janus Aspen Growth and Income Portfolio
                         Janus Aspen Mid Cap Growth Portfolio
                         Janus Aspen Risk-Managed Large Cap Growth Portfolio

                         INTERNATIONAL/GLOBAL

                         Janus Aspen Global Life Sciences Portfolio
                         Janus Aspen Global Technology Portfolio
                         Janus Aspen International Growth Portfolio
                         Janus Aspen International Value Portfolio
JANUS ASPEN SERIES       Janus Aspen Worldwide Growth Portfolio

                         CORE

                         Janus Aspen Balanced Portfolio
                         Janus Aspen Core Equity Portfolio
                         Janus Aspen Risk-Managed Large Cap Core Portfolio

                         VALUE

                         Janus Aspen Mid Cap Value Portfolio
                         Janus Aspen Small Cap Value Portfolio

                         INCOME

                         Janus Aspen Flexible Income Portfolio
                         Janus Aspen Money Market Portfolio

                                                                    [LOGO] JANUS

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

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TABLE OF CONTENTS

JANUS ASPEN SERIES

     Portfolio Managers' Commentaries and Schedules of Investments

     GROWTH

          Capital Appreciation Portfolio ............................     1

          Growth Portfolio ..........................................     4

          Growth and Income Portfolio ...............................     9

          Mid Cap Growth Portfolio ..................................    14

          Risk-Managed Large Cap Growth Portfolio ...................    19

     INTERNATIONAL/GLOBAL

          Global Life Sciences Portfolio ............................    26

          Global Technology Portfolio ...............................    30

          International Growth Portfolio ............................    35

          International Value Portfolio .............................    40

          Worldwide Growth Portfolio ................................    43

     CORE

          Balanced Portfolio ........................................    48

          Core Equity Portfolio .....................................    56

          Risk-Managed Large Cap Core Portfolio .....................    60

     VALUE

          Mid Cap Value Portfolio ...................................    67

          Small Cap Value Portfolio .................................    72

     INCOME

          Flexible Income Portfolio .................................    76

          Money Market Portfolio ....................................    84

     Statements of Assets and Liabilities ...........................    86

     Statements of Operations .......................................    89

     Statements of Changes in Net Assets ............................    92

     Financial Highlights ...........................................    97

     Notes to Schedules of Investments ..............................    113

     Notes to Financial Statements ..................................    114

     Explanations of Charts, Tables and Financial Statements ........    122

     Shareholder Meeting ............................................    124

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JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO

[PHOTO]
Scott Schoelzel
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended June 30, 2003, the Portfolio gained 8.71% for its Institutional Shares and 8.62% for its Service Shares, while its benchmark, the S&P 500(R) Index, gained 11.75%.(1) For the 12-month period ended June 30, 2003, the Portfolio's Institutional Shares earned a third-quartile position, ranking 86th out of 149 variable annuity large-cap growth funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 9.02%, the broad-based Standard & Poor's 500(R) Index adding 11.75%, and the growth-oriented NASDAQ Composite Index climbing 21.51% for the six months. Although the indices performed solidly, most stocks struggled at the start of the year amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. Activity in the manufacturing and services sectors continued to produce mixed results, providing little in the way of clarity about the future direction of the economy as a whole. Meanwhile, the housing market remained robust, but unemployment inched higher as job growth remained elusive. Against this backdrop, the Federal Reserve cut short-term interest rates by 0.25%, stating the economy had grown at a "sub par" pace following the end to the war in Iraq.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Among our biggest disappointments was our position in American International Group, a global insurance and investments provider. General Dynamics was a close second, as our holdings of this diversified defense-related manufacturer declined and detracted from our performance. Another disappointment was consumer financial concern Federal National Mortgage Association (Fannie Mae). Our holdings in energy concern Anadarko and soft drink giant Coca-Cola also worked against us.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Number one on the Portfolio's list of top-five performers was our position in biotechnology company Genentech, which enjoyed a substantial gain and contributed significantly to our performance. Health services provider UnitedHealth Group also helped boost the Portfolio's returns. Other standouts included our holdings of Bank of America, the nation's third largest bank, and Electronic Arts, which develops interactive computer games. Rounding out our list of strong performers was our position in EchoStar Communications, a satellite television entertainment provider.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S ABSOLUTE
PERFORMANCE?

Our high exposure to the healthcare sector was the Portfolio's strongest contributor on an absolute basis. Similarly, the consumer discretionary sector also contributed substantially to the Portfolio's absolute returns. By contrast, the industrials and consumer staples sectors detracted from our absolute results, however, the Portfolio maintained minimal exposure in both areas.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK?

Strong stock selection in the healthcare arena - a sector in which we were overweight compared to the index - significantly helped the Portfolio's relative performance. Our holdings in this sector included companies like Genentech and UnitedHealth Group. While consumer staples stocks, such as Unilever and Coca Cola, detracted from performance as a group, our very low exposure to this sector helped to minimize the Portfolio's losses relative to the index. Meanwhile, our select stocks in the information technology group, primarily our Qualcomm holdings, hurt the Portfolio's relative results, as did our stock selection in energy - Anadarko in particular - an area in which we held an overweight position.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

We will continue to scour the landscape, looking for companies showing the first signs of improving business trends. Many have pared their expense structures to mid-1990 levels and we believe may, therefore, be incrementally profitable with any meaningful pick-up in sales.

                                            Janus Aspen Series  June 30, 2003  1

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AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JUNE 30, 2003
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Janus Aspen Capital
Appreciation Portfolio -
Institutional Shares $19,639

S&P 500(R) Index $13,302

Russell 1000 Growth Index $11,317

INITIAL INVESTMENT OF $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Capital Appreciation Portfolio - Institutional Shares, the S&P 500 Index and the Russell 1000 Growth Index. Janus Aspen Capital Appreciation Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The Russell 1000 Growth Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1997, through June 30, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Capital Appreciation Portfolio - Institutional Shares ($19,639) as compared to the S&P 500 Index ($13,302) and the Russell 1000 Growth Index ($11,317).

                                    FISCAL       ONE         FIVE       SINCE
                                 YEAR-TO-DATE    YEAR        YEAR     INCEPTION*
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Janus Aspen Capital
Appreciation Portfolio
- Institutional Shares               8.71%      (1.53)%      3.43%      11.57%
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Janus Aspen Capital
Appreciation Portfolio
- Service Shares                     8.62%      (1.75)%      2.95%      11.18%
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S&P 500(R)Index                     11.75%       0.25%      (1.61)%      4.74%
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Russell 1000 Growth Index           13.09%       2.94%      (5.03)%      2.03%

PORTFOLIO STRATEGY
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To seek long-term growth of capital by investing primarily in common stocks of issuers of any size, which may include larger well-established issuers and/or smaller emerging growth companies.

PORTFOLIO ASSET MIX - (% OF NET ASSETS)
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[PIE CHART]

U.S. Treasury Note - 0.5%
Cash and Cash Equivalents - 14.0%
Common Stock - Domestic - 85.5%

Number of Stocks: 26
Top 10 Equities: 50.3%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
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                                             JUNE 30, 2003     DECEMBER 31, 2002

UnitedHealth Group, Inc.                              7.8%                  6.5%
Bank of America Corp.                                 7.5%                  6.7%
Medtronic, Inc.                                       6.5%                  6.2%
Exxon Mobil Corp.                                     4.9%                  4.8%
Microsoft Corp.                                       4.9%                  5.0%
AOL Time Warner, Inc.                                 4.4%                  5.4%
SLM Corp.                                             4.0%                  3.6%
Viacom, Inc. - Class B                                3.6%                  3.4%
Genentech, Inc.                                       3.4%                  1.1%
Goldman Sachs Group, Inc.                             3.3%                  3.8%

TOP INDUSTRIES - PORTFOLIO VS. INDEX (% OF NET ASSETS)
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[ ] Janus Aspen Capital Appreciation Portfolio     o S&P 500(R) Index

[BAR GRAPH]

                                                Janus Aspen
                                                  Capital
                                               Appreciation          S&P 500(R)
                                                 Portfolio             Index

Super-Regional Banks                               10.2%                5.4%
Medical - HMO                                       8.5%                0.7%
Multimedia                                          8.0%                2.5%
Medical Instruments                                 6.5%                1.2%
Oil Companies - Integrated                          4.9%                4.2%
Applications Software                               4.9%                3.3%
Finance - Consumer Loans                            4.0%                0.2%
Medical - Biomedical and Genetic                    3.4%                1.2%
Finance - Investment Bankers/Brokers                3.3%                2.6%
Oil Companies - Exploration and Production          3.2%                0.7%

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(1)  All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of June 30, 2003, Lipper ranked Janus Aspen Capital Appreciation Portfolio - Institutional Shares 2nd out of 69 variable annuity large-cap growth funds for the 5-year period.

* The Portfolio's inception date - 5/1/97.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Returns shown for Service Shares for periods prior to their inception (12/31/99) are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio. Nondiversified portfolios may experience greater price volatility.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.

Due to recent market volatility, certain portfolios may have an increased position in cash for temporary defensive purposes.

2  Janus Aspen Series  June 30, 2003

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JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 85.5%
Applications Software - 4.9%
   1,734,510    Microsoft Corp. .............................    $    44,420,801

Athletic Footwear - 3.1%
     523,090    NIKE, Inc. - Class B ........................         27,980,084

Cable Television - 2.4%
     628,253    EchoStar Communications Corp. - Class A* ....         21,750,119

Cellular Telecommunications - 1.9%
     726,950    Vodafone Group PLC ..........................          1,421,511
     809,505    Vodafone Group PLC (ADR)# ...................         15,906,773

                                                                      17,328,284

Diversified Operations - 2.9%
     201,800    3M Co. ......................................         26,028,164

E-Commerce/Services - 2.4%
     207,915    eBay, Inc.* .................................         21,660,585

Entertainment Software - 3.1%
     379,045    Electronic Arts, Inc.* ......................         28,045,540

Finance - Consumer Loans - 4.0%
     937,530    SLM Corp. ...................................         36,723,050

Finance - Investment Bankers/Brokers - 3.3%
     360,720    Goldman Sachs Group, Inc. ...................         30,210,300

Medical - Biomedical and Genetic - 3.4%
     428,555    Genentech, Inc.* ............................         30,907,387

Medical - Drugs - 2.8%
     463,455    Forest Laboratories, Inc.* ..................         25,374,161

Medical - HMO - 8.5%
   1,402,590    UnitedHealth Group, Inc. ....................         70,480,148
      77,930    WellPoint Health Networks, Inc.* ............          6,569,499

                                                                      77,049,647

Medical - Wholesale Drug Distributors - 2.7%
     390,195    Cardinal Health, Inc. .......................         25,089,539

Medical Instruments - 6.5%
   1,221,405    Medtronic, Inc. .............................         58,590,798

Multimedia - 8.0%
   2,485,313    AOL Time Warner, Inc.* ......................         39,988,686
     749,100    Viacom, Inc. - Class B* .....................         32,705,706

                                                                      72,694,392

Oil Companies - Exploration and Production - 3.2%
     661,215    Anadarko Petroleum Corp. ....................         29,404,231

Oil Companies - Integrated - 4.9%
   1,243,595    Exxon Mobil Corp. ...........................         44,657,496

Retail - Regional Department Stores - 1.7%
     304,785    Kohl's Corp.* ...............................         15,659,853

Super-Regional Banks - 10.2%
     864,335    Bank of America Corp. .......................         68,308,395
     488,205    Wells Fargo & Co. ...........................         24,605,532

                                                                      92,913,927

Telecommunication Equipment - 2.7%
   1,506,465    Nokia Oyj (ADR) .............................         24,751,220

Transportation - Services - 2.0%
     282,265    United Parcel Service, Inc. - Class B .......         17,980,280

Wireless Equipment - 0.9%
     235,910    QUALCOMM, Inc. ..............................          8,433,783
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Total Common Stock (cost $726,892,070) ......................        777,653,641
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U.S. Treasury Note - 0.5%
$  4,389,000    U.S. Treasury Note, 1.875%
                  due 9/30/04# (cost $4,395,995) ............    $     4,432,205
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Repurchase Agreement - 11.4%
 103,300,000    ABN AMRO Bank N.V., 1.25%
                  dated 6/30/03, maturing 7/1/03
                  to be repurchased at $103,303,587
                  collateralized by $10,083,240
                  in Collateralized Mortgage Obligations
                  4.848%, 10/25/32, AAA
                  $153,330,794 in U.S. Government
                  Agencies, 0%-7.50%, 8/16/06-1/1/33
                  $25,344,408 in U.S. Treasury Bills
                  0%, 11/15/10-5/15/14; with respective
                  values of $9,302,825, $78,046,215
                  and $18,016,960 (cost $103,300,000) .......        103,300,000
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Short-Term Corporate Note - 2.7%
  25,000,000    Prudential Funding Corp., 1.21%, 7/1/03
                  (amortized cost $25,000,000) ..............         25,000,000
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Total Investments (total cost $859,588,065) - 100.1% ........        910,385,846
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Liabilities, net of Cash, Receivables and Other Assets - (0.1)%      (1,181,373)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   909,204,473
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Summary of Investments by Country, June 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Finland                                            2.7%          $    24,751,220
United Kingdom                                     1.9%               17,328,284
United States++                                   95.4%              868,306,342
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Total                                            100.0%          $   910,385,846

++ Includes Short-Term Securities (81.3% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

                                            Janus Aspen Series  June 30, 2003  3

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JANUS ASPEN GROWTH PORTFOLIO

[PHOTO]
Blaine Rollins
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended June 30, 2003, the Portfolio gained 11.70% for its Institutional Shares and 11.60% for its Service Shares, while its benchmark, the S&P 500(R) Index, gained 11.75%.(1) For the 12 months ended June 30, 2003, the Portfolio's Institutional Shares earned a third-quartile position, ranking 101st out of 149 variable annuity large-cap growth funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 9.02%, the broad-based Standard & Poor's 500(R) Index adding 11.75%, and the growth-oriented NASDAQ Composite Index climbing 21.51% for the six months. Although the indices performed solidly, most stocks struggled at the start of the year amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. Activity in the manufacturing and services sectors continued to produce mixed results, providing little in the way of clarity about the future direction of the economy as a whole. Meanwhile, the housing market remained robust, but unemployment inched higher as job growth remained elusive. Against this backdrop, the Federal Reserve cut short-term interest rates by 0.25%, stating the economy had grown at a "sub par" pace following the end to the war in Iraq.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Individual setbacks included our exposure to aerospace and defense company Lockheed Martin, our biggest detractor from performance. Our position in tool maker Stanley Works dropped sharply, a performance that also detracted significantly from our bottom line. Our shares in financial services provider Charles Schwab also slipped, as did our holdings in payment processing and business services firm Concord EFS. Motorcycle maker Harley-Davidson rounded out our list of disappointments.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Many of our top performers were media stocks. Examples included our shares in cable operator Comcast Corp. and media conglomerate AOL Time Warner. Our positions in technology and tech-related media shares such as semiconductor manufacturer Linear Technologies and web retailer Amazon.com also performed well. Bank of New York, which specializes in transaction processing in addition to institutional, corporate and individual banking, was our fifth biggest contributor.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S ABSOLUTE
PERFORMANCE?

On an absolute basis, consumer discretionary stocks - which represented our largest exposure when viewed by percent of total assets - were our biggest contributors to performance. Our information technology stocks also provided a strong positive contribution. Excluding areas such as utilities, telecommunications services and energy where we had very little or no exposure, our investments in materials and healthcare were our biggest laggards. Both sectors nonetheless provided slight positive contributions to performance.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK?

The consumer discretionary sector - an area where we carried more than twice the weighting of our benchmark - was our top-performing sector on a relative basis. While we benefited from our decision to build our exposure to the consumer discretionary sector in general, strong performances by many of our individual holdings also aided results. Meanwhile, our avoidance of the telecommunications services sector proved to be our second best decision with regard to sector allocation because the group underperformed the index as a whole. On the negative side, weakness in shares such as Charles Schwab overcame strength in names such as Bank of New York and helped make financial services our single worst-performing sector even though the sector ranked as a positive contributor to absolute results. Finally, individual setbacks in the industrial arena caused that sector to be our second-worst sector on a relative basis. We also suffered slightly from our decision to carry an overweight position of the sector relative to our benchmark.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

While waiting for a recovery, we are not standing idly by. Instead, we continue to tackle the challenge of identifying companies believed to have strong upside potential. Those possessing a history of near-flawless execution and the ability to generate healthy free cash flow are the ones in which we want to invest.

4  Janus Aspen Series  June 30, 2003

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AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JUNE 30, 2003
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Janus Aspen Growth Portfolio
- Institutional Shares $20,765

S&P 500(R) Index $25,276

Russell 1000 Growth Index $21,800

INITIAL INVESTMENT OF $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Growth Portfolio - Institutional Shares, the S&P 500 Index and the Russell 1000 Growth Index. Janus Aspen Growth Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The Russell 1000 Growth Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through June 30, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Growth Portfolio - Institutional Shares ($20,765) as compared to the S&P 500 Index ($25,276) and the Russell 1000 Growth Index ($21,800).

                                   FISCAL        ONE         FIVE       SINCE
                                YEAR-TO-DATE     YEAR        YEAR     INCEPTION*
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Janus Aspen
Growth Portfolio -
Institutional Shares                11.70%      (2.74)%     (2.86)%      7.74%
--------------------------------------------------------------------------------
Janus Aspen
Growth Portfolio
- Service Shares                    11.60%      (3.00)%     (3.15)%      7.42%
--------------------------------------------------------------------------------
S&P 500(R)Index                     11.75%       0.25%      (1.61)%      9.92%
--------------------------------------------------------------------------------
Russell 1000 Growth Index           13.09%       2.94%      (5.03)%      8.28%

PORTFOLIO STRATEGY
--------------------------------------------------------------------------------

To seek long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

PORTFOLIO ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Cash and Cash Equivalents - 0.3%
Corporate Bonds - 0.7%
Preferred Stock - 1.8%
Common Stock - Foreign - 7.5%
Common Stock - Domestic - 89.7%

Number of Stocks: 105
Top 10 Equities: 41.4%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                             JUNE 30, 2003     DECEMBER 31, 2002

Comcast Corp. - Special Class A                       6.8%                  6.1%
AOL Time Warner, Inc.                                 5.9%                  5.0%
Maxim Integrated Products, Inc.                       5.2%                  5.2%
Colgate-Palmolive Co.                                 4.6%                  4.2%
Viacom, Inc. - Class B                                4.5%                  5.4%
Linear Technology Corp.                               4.0%                  3.4%
Walgreen Co.                                          2.8%                  2.8%
Procter & Gamble Co.                                  2.7%                  2.5%
Bank of New York Company, Inc.                        2.6%                  2.8%
Cisco Systems, Inc.                                   2.3%                  1.1%

TOP INDUSTRIES - PORTFOLIO VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[ ] Janus Aspen Growth Portfolio        o S&P 500(R) Index

[BAR GRAPH]

                                                Janus Aspen
                                                  Growth             S&P 500(R)
                                                 Portfolio             Index

Multimedia                                         10.4%                2.5%
Semiconductor Components/Integrated Circuits        9.2%                0.4%
Cosmetics and Toiletries                            7.3%                2.5%
Cable Television                                    6.8%                0.8%
Diversified Operations                              5.5%                5.1%
Fiduciary Banks                                     4.1%                0.6%
Property and Casualty Insurance                     2.9%                0.8%
Retail - Drug Store                                 2.8%                0.5%
Medical Products                                    2.7%                2.3%
Reinsurance                                         2.4%                  0%

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(1)  All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of June 30, 2003, Lipper ranked Janus Aspen Growth Portfolio - Institutional Shares 29th out of 69 variable annuity large-cap growth funds for the 5-year period.

* The Portfolio's inception date - 9/13/93.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Returns shown for Service Shares for periods prior to their inception (12/31/99) are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.

                                            Janus Aspen Series  June 30, 2003  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 97.2%
Aerospace and Defense - 2.2%
     106,330    Boeing Co. ..................................    $     3,649,246
     162,700    General Dynamics Corp. ......................         11,795,750
     445,770    Lockheed Martin Corp. .......................         21,205,279

                                                                      36,650,275

Aerospace and Defense - Equipment - 0.3%
      60,000    United Technologies Corp. ...................          4,249,800

Airlines - 2.2%
     395,310    Ryanair Holdings PLC (ADR)*,# ...............         17,749,419
   1,182,360    Southwest Airlines Co. ......................         20,336,592

                                                                      38,086,011

Applications Software - 0%
       6,806    Microsoft Corp. .............................            174,302

Broadcast Services and Programming - 0.9%
     375,408    Clear Channel Communications, Inc.* .........         15,913,545

Building - Mobile Home and Manufactured Housing - 0.3%
     116,607    Winnebago Industries, Inc. ..................          4,419,405

Building - Residential and Commercial - 0.4%
      17,380    NVR, Inc.* ..................................          7,143,180

Cable Television - 6.8%
   4,036,012    Comcast Corp. - Special Class A* ............        116,358,226

Casino Services - 0%
         480    International Game Technology* ..............             49,118

Chemicals - Specialty - 1.0%
     253,020    Ecolab, Inc. ................................          6,477,312
     189,175    Sigma-Aldrich Corp. .........................         10,249,502

                                                                      16,726,814

Commercial Banks - 0.5%
     103,355    M&T Bank Corp.# .............................          8,704,558

Commercial Services - Finance - 1.0%
     565,652    Paychex, Inc. ...............................         16,579,260

Computer Services - 0.6%
     594,975    Ceridian Corp.* .............................         10,096,726

Computers - 1.2%
     619,439    Dell Computer Corp.* ........................         19,797,270

Computers - Peripheral Equipment - 0%
         223    Lexmark International Group, Inc.
                  - Class A*,# ..............................             15,782

Containers - Metal and Glass - 0.6%
     225,255    Ball Corp. ..................................         10,251,355

Containers - Paper and Plastic - 0.8%
     273,065    Bemis Company, Inc. .........................         12,779,442

Cosmetics and Toiletries - 7.3%
   1,344,483    Colgate-Palmolive Co. .......................         77,912,790
     529,358    Procter & Gamble Co. ........................         47,208,146

                                                                     125,120,936

Data Processing and Management - 0.4%
     188,735    Fiserv, Inc.* ...............................          6,720,853

Dental Supplies and Equipment - 0.3%
     122,455    Patterson Dental Co.*,# .....................          5,557,008

Distribution and Wholesale - 0.4%
     130,870    W.W. Grainger, Inc. .........................          6,119,481

Diversified Operations - 5.5%
     213,885    3M Co. ......................................    $    27,586,887
     329,385    ARAMARK Corp. - Class B* ....................          7,384,812
     862,350    Cendant Corp.* ..............................         15,798,252
       6,436    General Electric Co.# .......................            184,584
     158,870    Illinois Tool Works, Inc. ...................         10,461,590
     135,925    ITT Industries, Inc. ........................          8,897,650
         681    Roper Industries, Inc.# .....................             25,333
     118,990    SPX Corp.* ..................................          5,242,699
     985,945    Tyco International, Ltd. ....................         18,713,236

                                                                      94,295,043

E-Commerce/Products - 1.1%
     515,505    Amazon.com, Inc.* ...........................         18,810,777

E-Commerce/Services - 0.8%
     136,018    eBay, Inc.* .................................         14,170,355

Electronic Components - Miscellaneous - 0%
      16,302    Gentex Corp.*,# .............................            499,004

Electronic Components - Semiconductors - 1.3%
   1,253,495    Texas Instruments, Inc. .....................         22,061,512

Entertainment Software - 0%
         770    Electronic Arts, Inc.* ......................             56,972

Fiduciary Banks - 4.1%
   1,560,256    Bank of New York Company, Inc. ..............         44,857,360
     586,712    Northern Trust Corp. ........................         24,518,694

                                                                      69,376,054

Finance - Commercial - 0.9%
     595,360    CIT Group, Inc. .............................         14,675,624

Finance - Investment Bankers/Brokers - 2.2%
   3,733,956    Charles Schwab Corp. ........................         37,675,616

Finance - Mortgage Loan/Banker - 0%
       1,898    Fannie Mae ..................................            128,001

Financial Guarantee Insurance - 2.0%
     721,110    MGIC Investment Corp. .......................         33,632,570

Food - Retail - 0.2%
      82,093    Whole Foods Market, Inc.* ...................          3,901,880

Food - Wholesale/Distribution - 1.3%
         796    Performance Food Group Co.*,# ...............             29,452
     739,705    Sysco Corp. .................................         22,220,738

                                                                      22,250,190

Hazardous Waste Disposal - 0.1%
      42,175    Stericycle, Inc.*,# .........................          1,622,894

Health Care Cost Containment - 0.4%
     272,185    First Health Group Corp.* ...................          7,512,306

Home Furnishings - 0%
       1,006    La-Z-Boy, Inc.# .............................             22,514

Hospital Beds and Equipment - 0.6%
     189,300    Hillenbrand Industries, Inc. ................          9,550,185

Human Resources - 0.6%
     524,470    Robert Half International, Inc.* ............          9,933,462

Industrial Gases - 0.3%
      92,265    Praxair, Inc. ...............................          5,545,127

Instruments - Scientific - 0.2%
      98,035    Dionex Corp.*,# .............................          3,896,891

See Notes to Schedules of Investments and Financial Statements.

6  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================

Insurance Brokers - 0%
         739    Brown & Brown, Inc.# ........................    $        24,017

Life and Health Insurance - 2.0%
     968,230    AFLAC, Inc. .................................         29,773,073
      77,585    StanCorp Financial Group, Inc. ..............          4,051,489

                                                                      33,824,562

Machine Tools and Related Products - 0.3%
     171,925    Kennametal, Inc. ............................          5,817,942

Medical - Drugs - 1.6%
     139,702    Forest Laboratories, Inc.* ..................          7,648,684
     485,706    Pfizer, Inc. ................................         16,586,860
      43,326    Roche Holding A.G. ..........................          3,398,488

                                                                      27,634,032

Medical - Generic Drugs - 0%
         609    Barr Laboratories, Inc.*,# ..................             39,890

Medical - HMO - 0%
         462    UnitedHealth Group, Inc. ....................             23,216

Medical - Wholesale Drug Distributors - 0%
          80    AmerisourceBergen Corp.# ....................              5,548

Medical Instruments - 1.3%
     601,245    Apogent Technologies, Inc.* .................         12,024,900
     174,634    St. Jude Medical, Inc.* .....................         10,041,455

                                                                      22,066,355

Medical Products - 2.7%
     392,101    Johnson & Johnson ...........................         20,271,622
     214,010    Stryker Corp. ...............................         14,845,874
      13,253    Synthes-Stratec, Inc. .......................          9,519,962
      37,105    Varian Medical Systems, Inc.*,# .............          2,136,135
         115    Zimmer Holdings, Inc.*,# ....................              5,181

                                                                      46,778,774

Metal Processors and Fabricators - 0.3%
     187,535    Precision Castparts Corp. ...................          5,832,339

Motorcycle and Motor Scooter Manufacturing - 0.6%
     261,723    Harley-Davidson, Inc.# ......................         10,432,279

Multimedia - 10.4%
   6,225,598    AOL Time Warner, Inc.* ......................        100,169,872
   1,785,839    Viacom, Inc. - Class B* .....................         77,969,731

                                                                     178,139,603

Networking Products - 2.3%
   2,374,839    Cisco Systems, Inc.* ........................         39,636,063

Optical Supplies - 0.8%
     316,605    Alcon, Inc. (New York Shares) ...............         14,468,849

Property and Casualty Insurance - 2.9%
     219,377    W. R. Berkley Corp. .........................         11,561,168
     455,570    XL Capital, Ltd. - Class A ..................         37,812,310

                                                                      49,373,478

Publishing - Newspapers - 0%
         705    McClatchy Co. - Class A# ....................             40,622

Recreational Vehicles - 0%
         786    Thor Industries, Inc.# ......................             32,085

Reinsurance - 2.4%
          34    Berkshire Hathaway, Inc. - Class A* .........    $     2,465,000
       9,765    Berkshire Hathaway, Inc. - Class B* .........         23,728,950
     321,160    RenaissanceRe Holdings, Ltd. ................         14,619,203

                                                                      40,813,153

Retail - Discount - 1.7%
     774,984    Costco Wholesale Corp.* .....................         28,364,414
         360    Fred's, Inc. ................................             13,385
       3,317    Wal-Mart Stores, Inc. .......................            178,023

                                                                      28,555,822

Retail - Drug Store - 2.8%
   1,565,300    Walgreen Co. ................................         47,115,530

Retail - Regional Department Stores - 0.4%
     118,720    Kohl's Corp.* ...............................          6,099,834

Retail - Restaurants - 0%
       1,364    Starbucks Corp.* ............................             33,445

Schools - 0.6%
     167,509    Apollo Group, Inc. - Class A* ...............         10,345,356
         449    Strayer Education, Inc.# ....................             35,673

                                                                      10,381,029

Semiconductor Components/Integrated Circuits - 9.2%
   2,086,990    Linear Technology Corp. .....................         67,221,948
   2,599,561    Maxim Integrated Products, Inc. .............         88,878,991

                                                                     156,100,939

Semiconductor Equipment - 0.5%
     195,845    KLA-Tencor Corp.*,# .........................          9,104,834

Super-Regional Banks - 1.0%
     294,085    Fifth Third Bancorp .........................         16,862,834

Television - 2.2%
   1,217,696    Univision Communications, Inc. - Class A* ...         37,017,958

Textile - Home Furnishings - 0.2%
      52,700    Mohawk Industries, Inc.* ....................          2,926,431

Transportation - Services - 2.2%
     129,280    Expeditors International of Washington, Inc.           4,478,259
     523,140    United Parcel Service, Inc. - Class B .......         33,324,018

                                                                      37,802,277
--------------------------------------------------------------------------------
Total Common Stock (cost $1,705,653,713) ....................      1,658,114,064
--------------------------------------------------------------------------------
Corporate Bonds - 0.7%
Advertising Sales - 0.7%
$ 12,993,000    Lamar Advertising Co., 2.875%
                  convertible senior notes, due 12/31/10
                  (cost $13,223,092) ........................         13,041,724
--------------------------------------------------------------------------------
Preferred Stock - 1.8%
Automotive - Cars and Light Trucks - 0.4%
     280,000    General Motors Corp. - Series C
                  convertible, 6.25% ........................          6,944,000

Containers - Paper and Plastic - 0.7%
     241,100    Sealed Air Corp. - Series A
                  convertible ...............................         12,296,100
Multi-Line Insurance - 0.7%
     212,000    PartnerRe, Ltd., convertible, 8.00% .........         11,108,800
--------------------------------------------------------------------------------
Total Preferred Stock (cost $30,370,312) ....................         30,348,900
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

                                            Janus Aspen Series  June 30, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Repurchase Agreement - 0.7%
$ 11,700,000    ABN AMRO Bank N.V., 1.25%
                  dated 6/30/03, maturing 7/1/03
                  to be repurchased at $11,700,406
                  collateralized by $1,142,051
                  in Collateralized Mortgage Obligations
                  4.848%, 10/25/32, AAA
                  $17,366,605 in U.S. Government
                  Agencies, 0%-7.50%, 8/16/06-1/1/33
                  $2,870,567 in U.S. Treasury Bills
                  0%, 11/15/10-5/15/14; with respective
                  values of $1,053,660, $8,839,697
                  and $2,040,643 (cost $11,700,000) .........    $    11,700,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,760,947,117) - 100.4% ......      1,713,204,688
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.4)%      (7,504,140)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,705,700,548
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            2.6%          $    44,441,239
Cayman Islands                                     2.2%               37,812,310
Ireland                                            1.0%               17,749,419
Switzerland                                        1.6%               27,387,299
United States++                                   92.6%            1,585,814,421
--------------------------------------------------------------------------------
Total                                            100.0%          $ 1,713,204,688

++Includes Short-Term Securities (91.9% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

8  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN GROWTH AND INCOME PORTFOLIO

[PHOTO]
David Corkins
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended June 30, 2003, the Portfolio gained 8.38% for its Institutional Shares and 8.30% for its Service Shares, while its benchmark, the S&P 500(R) Index, gained 11.75%.(1) For the 12 months ended June 30, 2003, the Portfolio's Institutional Shares earned a fourth-quartile position, ranking 196th out of 211 variable annuity large-cap core funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 9.02%, the broad-based Standard & Poor's 500(R) Index adding 11.75%, and the growth-oriented NASDAQ Composite Index climbing 21.51% for the six months. Although the indices performed solidly, most stocks struggled at the start of the year amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. Activity in the manufacturing and services sectors continued to produce mixed results, providing little in the way of clarity about the future direction of the economy as a whole. Meanwhile, the housing market remained robust, but unemployment inched higher as job growth remained elusive. Against this backdrop, the Federal Reserve cut short-term interest rates by 0.25%, stating the economy had grown at a "sub par" pace following the end to the war in Iraq.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

The single biggest detractor from performance was our position in tool maker Stanley Works. Defense contractor General Dynamics and property and casualty insurance specialist American International Group also slipped, thereby detracting from our results. Computerized transaction processor Automatic Data Processing and financial services provider Charles Schwab also detracted from our results.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

On the positive side, our holdings of financial services giant Citigroup - one of our largest positions - also emerged as our biggest contributor to performance. Three media companies, including interactive media company InterActiveCorp (formerly USA Interactive), cable and content specialist Liberty Media and cable provider Comcast Corp. were also among our top performers. Canadian oil and gas producer EnCana Corp. ranked fifth among our positive contributors.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S ABSOLUTE
PERFORMANCE?

On an absolute basis, the consumer discretionary and financial services sectors were our biggest positive contributors to performance. Both sectors represented a substantial portion of the Portfolio's assets. Meanwhile, our much more modest exposure to the telecommunications services sector emerged as our only detractor from performance during the period as our lone position in the sector declined. Materials, where we also held a small exposure, was the second worst performing sector for the Portfolio, but still contributed positively to results.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK?

Declines by several individual information technology stocks, together with our modest relative underweighting of this top-performing sector, caused information technology to rank as our worst-performing sector overall on a relative basis, even as technology contributed positively to our absolute results. Industrial stocks also held back performance, with holdings such as General Dynamics and Automatic Data Processing - both discussed above - working against us. Meanwhile, our underweighting of consumer staples stocks worked in our favor. Several individual stock picks in the sector also aided performance. Finally, we benefited from good stock selection in the energy area, where we carried a slightly higher weighting than our index. A superior performance by EnCana, mentioned above, and other stocks allowed the energy sector to stand out as one of our highlights during the period.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

Looking ahead, we will continue to maintain a flexible approach that is both diversified and mindful of risk. Our goal is to find the most opportunistic balance of core names and turnaround situations. For us, core names represent steady growth companies with strong fundamentals, whereas turnaround situations possess fundamentals that we believe have temporarily strayed but whose valuations and catalysts for change afford us the flexibility to be patient.

                                            Janus Aspen Series  June 30, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

Janus Aspen Growth and
Income Portfolio -
Institutional Shares $13,193

S&P 500(R) Index $9,430

INITIAL INVESTMENT OF $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Growth and Income Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Growth and Income Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1998, through June 30, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Growth and Income Portfolio - Institutional Shares ($13,193) as compared to the S&P 500 Index ($9,430).

                                   FISCAL        ONE         FIVE       SINCE
                                YEAR-TO-DATE     YEAR        YEAR     INCEPTION*
--------------------------------------------------------------------------------
Janus Aspen Growth
and Income Portfolio
- Institutional Shares               8.38%      (5.00)%      4.55%       5.51%
--------------------------------------------------------------------------------
Janus Aspen Growth
and Income Portfolio
- Service Shares                     8.30%      (5.21)%      4.28%       5.25%
--------------------------------------------------------------------------------
S&P 500(R)Index                     11.75%       0.25%      (1.61)%     (1.13)%

PORTFOLIO STRATEGY
--------------------------------------------------------------------------------

To seek long-term capital growth and current income by investing up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities that the portfolio manager believes have income potential.

PORTFOLIO ASSET MIX(3) - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Preferred Stock - 3.0%
Corporate Bonds - 3.2%
Common Stock - Foreign - 7.2%
Common Stock - Domestic - 86.9%

Number of Stocks: 92
Top 10 Equities: 29.6%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                             JUNE 30, 2003     DECEMBER 31, 2002

Citigroup, Inc.                                       4.5%                  4.2%
Microsoft Corp.                                       3.4%                  3.3%
Exxon Mobil Corp.                                     3.0%                  3.7%
Liberty Media Corp. - Class A                         3.0%                  2.6%
General Electric Co.                                  3.0%                  2.0%
Viacom, Inc. - Class B                                2.8%                  2.8%
Comcast Corp.                                         2.6%                  2.1%
Marsh & McLennan Companies, Inc.                      2.6%                  2.8%
Fannie Mae                                            2.5%                  2.2%
Pfizer, Inc.                                          2.2%                  2.1%

TOP INDUSTRIES - PORTFOLIO VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[ ] Janus Aspen Growth and Income Portfolio       o S&P 500(R) Index

[BAR GRAPH]

                                                Janus Aspen
                                             Growth and Income       S&P 500(R)
                                                 Portfolio             Index

Finance - Investment Bankers/Brokers                6.3%                2.6%
Medical - Drugs                                     5.6%                8.2%
Diversified Operations                              5.3%                5.1%
Multimedia                                          5.2%                2.5%
Cable Television                                    4.6%                0.8%
Broadcast Services and Programming                  4.4%                0.3%
Oil Companies - Integrated                          4.2%                4.2%
Applications Software                               3.4%                3.3%
Cosmetics and Toiletries                            2.9%                2.5%
Automotive - Cars and Light Trucks                  2.7%                0.4%

--------------------------------------------------------------------------------
(1)  All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of June 30, 2003, Lipper ranked Janus Aspen Growth and Income Portfolio - Institutional Shares 2nd out of 110 variable annuity large-cap core funds for the 5-year period.

(3)  Chart includes Cash and Cash Equivalents of (0.3)%.

* The Portfolio's inception date - 5/1/98.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Returns shown for Service Shares for periods prior to their inception (12/31/99) are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.

10  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN GROWTH AND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 94.1%
Advertising Sales - 0.8%
      19,950    Lamar Advertising Co.* ......................    $       702,440

Aerospace and Defense - 1.6%
       4,466    General Dynamics Corp. ......................            323,785
      21,620    Lockheed Martin Corp. .......................          1,028,463

                                                                       1,352,248

Airlines - 0.5%
      27,520    Southwest Airlines Co. ......................            473,344

Applications Software - 3.4%
     114,276    Microsoft Corp. .............................          2,926,608

Beverages - Non-Alcoholic - 1.2%
      23,111    PepsiCo, Inc. ...............................          1,028,440

Brewery - 2.0%
      33,640    Anheuser-Busch Companies, Inc. ..............          1,717,322

Broadcast Services and Programming - 4.4%
      28,538    Clear Channel Communications, Inc.* .........          1,209,726
     222,163    Liberty Media Corp. - Class A* ..............          2,568,204

                                                                       3,777,930

Cable Television - 4.0%
       5,215    Comcast Corp. - Class A* ....................            157,389
      72,573    Comcast Corp. - Special Class A* ............          2,092,280
      38,431    Cox Communications, Inc. - Class A* .........          1,225,949

                                                                       3,475,618
Casino Hotels - 0.6%
      57,265    Park Place Entertainment Corp.* .............            520,539

Chemicals - Diversified - 1.7%
      34,813    E.I. du Pont de Nemours and Co. .............          1,449,613

Commercial Services - Finance - 0.5%
      14,447    Paychex, Inc. ...............................            423,441

Computer Services - 1.0%
      52,625    Ceridian Corp.* .............................            893,046

Computers - 2.5%
      35,655    Apple Computer, Inc.* .......................            681,724
      15,771    Dell Computer Corp.* ........................            504,041
      12,130    IBM Corp. ...................................          1,000,725

                                                                       2,186,490

Computers - Peripheral Equipment - 0.7%
       8,825    Lexmark International Group, Inc. - Class A*             624,545

Consulting Services - 0.4%
      19,685    Accenture, Ltd. - Class A
                  (New York Shares)*,# ......................            356,102

Cosmetics and Toiletries - 2.9%
      15,380    Colgate-Palmolive Co. .......................            891,271
      18,316    Procter & Gamble Co. ........................          1,633,421

                                                                       2,524,692

Data Processing and Management - 0.6%
      14,961    Automatic Data Processing, Inc. .............            506,579

Disposable Medical Products - 0.1%
         930    C.R. Bard, Inc. .............................             66,318

Diversified Operations - 5.3%
       6,800    3M Co. ......................................    $       877,064
      89,023    General Electric Co. ........................          2,553,180
      23,965    Honeywell International, Inc. ...............            643,460
      24,925    Tyco International, Ltd. ....................            473,076

                                                                       4,546,780

E-Commerce/Services - 1.6%
         626    eBay, Inc.* .................................             65,217
      32,145    InterActiveCorp* ............................          1,271,978

                                                                       1,337,195

Electronic Components - Semiconductors - 0.8%
       6,730    NVIDIA Corp.*,# .............................            154,857
      28,541    Texas Instruments, Inc. .....................            502,322

                                                                         657,179

Entertainment Software - 0.9%
      10,480    Electronic Arts, Inc.* ......................            775,415

Fiduciary Banks - 0.1%
       2,615    Northern Trust Corp. ........................            109,281

Finance - Commercial - 1.2%
      43,550    CIT Group, Inc. .............................          1,073,508

Finance - Investment Bankers/Brokers - 6.3%
      92,337    Citigroup, Inc. .............................          3,952,024
      10,805    Goldman Sachs Group, Inc. ...................            904,919
      17,975    J.P. Morgan Chase & Co. .....................            614,385

                                                                       5,471,328
Finance - Mortgage Loan/Banker - 2.5%
      31,513    Fannie Mae ..................................          2,125,237

Financial Guarantee Insurance - 0.5%
      10,140    MGIC Investment Corp. .......................            472,930

Food - Retail - 0.5%
       8,650    Whole Foods Market, Inc.* ...................            411,135

Hotels and Motels - 2.1%
      37,512    Fairmont Hotels & Resorts, Inc.
                  (New York Shares) .........................            877,781
       6,650    Four Seasons Hotels, Inc. ...................            287,679
      24,045    Starwood Hotels & Resorts Worldwide, Inc. ...            687,447

                                                                       1,852,907

Insurance Brokers - 2.6%
      43,152    Marsh & McLennan Companies, Inc. ............          2,203,773

Life and Health Insurance - 1.4%
      15,484    AFLAC, Inc. .................................            476,133
      23,439    John Hancock Financial Services, Inc. .......            720,280

                                                                       1,196,413

Medical - Biomedical and Genetic - 0.2%
       3,001    Amgen, Inc.* ................................            199,386

Medical - Drugs - 5.6%
      20,131    Abbott Laboratories .........................            880,932
      14,676    Merck & Company, Inc. .......................            888,632
      57,128    Pfizer, Inc. ................................          1,950,921
      14,146    Roche Holding A.G. ..........................          1,109,611

                                                                       4,830,096

See Notes to Schedules of Investments and Financial Statements.

                                           Janus Aspen Series  June 30, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN GROWTH AND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Medical - HMO - 1.1%
      19,248    UnitedHealth Group, Inc. ....................    $       967,212

Medical Instruments - 1.8%
      32,039    Medtronic, Inc. .............................          1,536,911

Medical Products - 0.1%
       1,250    INAMED Corp.* ...............................             67,113

Multi-Line Insurance - 0.7%
      11,716    American International Group, Inc. ..........            646,489

Multimedia - 5.2%
      24,465    AOL Time Warner, Inc.* ......................            393,642
      13,185    Gannett Company, Inc. .......................          1,012,740
      55,030    Viacom, Inc. - Class B* .....................          2,402,610
      33,371    Walt Disney Co. .............................            659,077

                                                                       4,468,069

Networking Products - 1.2%
      62,860    Cisco Systems, Inc.* ........................          1,049,133

Non-Hazardous Waste Disposal - 1.1%
      37,835    Waste Management, Inc. ......................            911,445

Oil Companies - Exploration and Production - 2.3%
       9,265    Anadarko Petroleum Corp. ....................            412,014
      41,379    EnCana Corp. (New York Shares) ..............          1,587,712

                                                                       1,999,726

Oil Companies - Integrated - 4.2%
      17,604    ConocoPhillips ..............................            964,699
      72,935    Exxon Mobil Corp. ...........................          2,619,096

                                                                       3,583,795

Pharmacy Services - 0.6%
      19,650    Caremark Rx, Inc.* ..........................            504,612

Pipelines - 0.9%
      13,611    Kinder Morgan, Inc. .........................            743,841

Printing - Commercial - 0.7%
      24,966    Valassis Communications, Inc.* ..............            642,126

Property and Casualty Insurance - 0.7%
      35,980    Travelers Property Casualty Corp. - Class B .            567,405

Reinsurance - 2.1%
         740    Berkshire Hathaway, Inc. - Class B* .........          1,798,200

Retail - Auto Parts - 0%
         310    AutoZone, Inc.*,# ...........................             23,551

Retail - Consumer Electronics - 0%
         630    Best Buy Company, Inc.* .....................             27,670

Retail - Discount - 1.1%
      17,691    Wal-Mart Stores, Inc. .......................            949,476

Semiconductor Components/Integrated Circuits - 2.4%
      21,630    Linear Technology Corp. .....................            696,702
      39,624    Maxim Integrated Products, Inc. .............          1,354,744

                                                                       2,051,446

Semiconductor Equipment - 0.4%
      22,105    Applied Materials, Inc.* ....................            350,585

Soap and Cleaning Preparations - 0.1%
       3,196    Reckitt Benckiser PLC .......................             58,646

Steel - Producers - 0.5%
       8,160    Nucor Corp. .................................            398,616

Super-Regional Banks - 2.5%
      15,590    Bank of America Corp. .......................    $     1,232,078
      39,270    U.S. Bancorp ................................            962,115

                                                                       2,194,193

Telecommunication Equipment - 1.0%
      53,570    Nokia Oyj (ADR)** ...........................            880,155

Telephone - Integrated - 0.4%
      11,975    SBC Communications, Inc.# ...................            305,961

Toys - 1.3%
      58,495    Mattel, Inc. ................................          1,106,725

Transportation - Railroad - 0.7%
      12,575    Canadian National Railway Co.
                  (New York Shares) .........................            606,869

Transportation - Services - 0.5%
      13,100    C.H. Robinson Worldwide, Inc.# ..............            465,836
--------------------------------------------------------------------------------
Total Common Stock (cost $79,653,488) .......................         81,173,684
--------------------------------------------------------------------------------
Corporate Bonds - 3.2%
Advertising Sales - 0.3%
                Lamar Advertising Co.:
$    160,000      5.25%, convertible notes, due 9/15/06 .....            164,800
      80,000      2.875%, convertible senior notes
                  due 12/31/10 ..............................             80,300

                                                                         245,100

Cable Television - 0.6%
     420,000    Cox Communications, Inc., 7.125%
                  notes, due 10/1/12 ........................            501,536

Cellular Telecommunications - 0.1%
      58,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 ................             67,425

Containers - Paper and Plastic - 0.2%
     189,000    Sealed Air Corp., 3.00%
                  senior notes, due 6/30/33 (144A) ..........            187,819

Electric - Integrated - 0.1%
      90,000    CMS Energy Corp., 7.625%
                  senior notes, due 11/15/04 ................             91,350

Non-Hazardous Waste Disposal - 0.1%
      45,000    Allied Waste North America, Inc., 7.875%
                  senior notes, due 4/15/13 .................             47,081
     100,000    Waste Management, Inc., 7.00%
                  notes, due 5/15/05 ........................            108,048

                                                                         155,129

Oil Companies - Exploration and Production - 0.2%
     363,000    Devon Energy Corp., 0%
                  convertible debentures, due 6/27/20 .......            196,474

Pipelines - 0.1%
      65,000    El Paso Corp., 7.875%
                  notes, due 6/15/12 (144A)#,ss. ............             60,206

Resorts and Theme Parks - 0.2%
                Six Flags, Inc.:
      40,000      9.50%, senior notes, due 2/1/09 ...........             39,400
     160,000      8.875%, senior notes, due 2/1/10 ..........            153,600

                                                                         193,000

Telephone - Integrated - 0.3%
     185,000    CenturyTel, Inc., 8.375%
                  notes, due 10/15/10 .......................            233,503

See Notes to Schedules of Investments and Financial Statements.

12  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Toys - 0.5%
                Mattel, Inc.:
$    140,000      6.00%, notes, due 7/15/03 .................    $       140,039
     250,000      6.125%, notes, due 7/15/05 ................            265,579

                                                                         405,618

Transportation - Railroad - 0.5%
     365,000    Wisconsin Central Transportation Corp.
                  6.625%, notes, due 4/15/08 ................            420,541
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $2,510,597) .....................          2,757,701
--------------------------------------------------------------------------------
Preferred Stock - 3.0%
Automotive - Cars and Light Trucks - 2.7%
      25,225    General Motors Corp.
                  convertible, 6.25% ........................            625,580
      20,640    General Motors Corp. - Series B
                  convertible, 5.25% ........................            459,240
       2,879    Porsche A.G.** ..............................          1,213,331

                                                                       2,298,151

Fiduciary Banks - 0.2%
       1,000    State Street Corp. ..........................            208,900

Non-Hazardous Waste Disposal - 0.1%
       2,030    Allied Waste Industries, Inc. ...............            119,516
--------------------------------------------------------------------------------
Total Preferred Stock (cost $2,411,286) .....................          2,626,567
--------------------------------------------------------------------------------
Total Investments (total cost $84,575,371) - 100.3% .........         86,557,952
--------------------------------------------------------------------------------
Liabilities, Net of Cash, Receivables and Other Assets - (0.3)%        (294,135)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $    86,263,817
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            0.9%          $       829,178
Canada                                             3.9%                3,360,041
Finland                                            1.0%                  880,155
Switzerland                                        1.3%                1,109,611
United Kingdom                                     0.1%                   58,646
United States                                     92.8%               80,320,321
--------------------------------------------------------------------------------
Total                                            100.0%          $    86,557,952

Forward Currency Contracts, Open at June 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
Euro 8/8/03                       250,000    $       286,701    $       (17,351)
--------------------------------------------------------------------------------
Total                                        $       286,701           $(17,351)

See Notes to Schedules of Investments and Financial Statements.

                                           Janus Aspen Series  June 30, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN MID CAP GROWTH PORTFOLIO

[PHOTO]
Jonathan Coleman
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended June 30, 2003, the Portfolio gained 16.22% for its Institutional Shares and 16.07% for its Service Shares, while its benchmark, the Russell Midcap Growth Index rose 18.74%.(1) For the 12-month period ended June 30, 2003, the Portfolio's Institutional Shares earned a first-quartile position, ranking 20th out of 110 variable annuity mid-cap growth funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 9.02%, the broad-based Standard & Poor's 500(R) Index adding 11.75%, and the growth-oriented NASDAQ Composite Index climbing 21.51% for the six months. Although the indices performed solidly, most stocks struggled at the start of the year amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. Activity in the manufacturing and services sectors continued to produce mixed results, providing little in the way of clarity about the future direction of the economy as a whole. Meanwhile, the housing market remained robust, but unemployment inched higher as job growth remained elusive. Against this backdrop, the Federal Reserve cut short-term interest rates by 0.25%, stating the economy had grown at a "sub par" pace following the end to the war in Iraq.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Among our biggest disappointments was our position in CNF, a provider of supply chain management services. Ball Corporation was a close second, as our holdings of this manufacturer of metal and plastic packaging also declined and detracted from our performance. Another disappointment was tool maker Stanley Works. Our holdings of biopharmaceutical company Enzon Pharmaceuticals also worked against us, as did Westwood One, which supplies radio and television stations with information services and programs.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Number one on the Portfolio's list of top-five contributors was our position in interactive commerce company InterActiveCorp, which enjoyed a substantial gain and contributed significantly toward our performance. St. Jude Medical, a manufacturer and distributor of cardiovascular medical devices, also helped boost the Portfolio's returns. Other standouts included our holdings of satellite TV provider EchoStar Communications and energy storage and transportation company Kinder Morgan. Rounding out our list of strong performers was our position in International Game Technology, a developer of slot machines and computerized gaming products.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S ABSOLUTE
PERFORMANCE?

Our high exposure to the consumer discretionary sector was by far the Portfolio's strongest contributor on an absolute basis. By comparison, we maintained modest exposure to the information technology sector, which also contributed substantially to the Portfolio's absolute returns. Our holdings in the materials sector detracted from our absolute results, while our consumer staples stocks, which made a slight gain, represented one of the weaker-performing groups. The Portfolio maintained minimal exposure in both areas during the period.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK?

Strong stock selection in consumer discretionary stocks - a sector in which we were overweight compared to the index - significantly helped the Portfolio's relative performance as well. We also benefited from a number of well-chosen stocks in the information technology sector. Meanwhile, select stocks in the healthcare group hurt the Portfolio's relative results, as did our lack of exposure to the telecommunications sector, which, as a group, outperformed the general market during the period.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

Our focus remains sharp on finding opportunities in medium-size growth companies that are well managed, control market-leading positions and appropriately allocate their capital. As we see it, the best way to manage through these challenging times is by striving to own a carefully selected mix of non-economically sensitive growth businesses and companies that we believe are poised to benefit from an improvement in the economy.

14  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

Janus Aspen Mid Cap Growth
Portfolio - Institutional Shares
$22,281

S&P MidCap 400 Index $31,979

Russell Midcap Growth Index
$21,099

INITIAL INVESTMENT OF $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Mid Cap Growth Portfolio - Institutional Shares, the S&P MidCap 400 Index and the Russell Midcap Growth Index. Janus Aspen Mid Cap Growth Portfolio - Institutional Shares is represented by a shaded area of green. The S&P MidCap 400 Index is represented by a solid black line. The Russell Midcap Growth Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through June 30, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Mid Cap Growth Portfolio - Institutional Shares ($22,281) as compared to the S&P MidCap 400 Index ($31,979) and the Russell Midcap Growth Index ($21,099).

                                   FISCAL        ONE         FIVE       SINCE
                                YEAR-TO-DATE     YEAR        YEAR     INCEPTION*
--------------------------------------------------------------------------------
Janus Aspen Mid Cap
Growth Portfolio -
Institutional Shares                16.22%       3.72%      (2.25)%      8.52%
--------------------------------------------------------------------------------
Janus Aspen Mid Cap
Growth Portfolio -
Service Shares                      16.07%       3.42%      (2.56)%      8.24%
--------------------------------------------------------------------------------
Russell Midcap
Growth Index#                       18.74%       7.35%      (0.64)%      8.02%
--------------------------------------------------------------------------------
S&P MidCap 400 Index                12.41%      (0.71)%      7.14%      12.59%

PORTFOLIO STRATEGY
--------------------------------------------------------------------------------

To seek long-term growth of capital by normally investing at least 80% of its equity assets in securities issued by medium-sized companies.

PORTFOLIO ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

U.S. Treasury Bonds - 0.1%
Cash and Cash Equivalents - 2.3%
Common Stock - Foreign - 7.4%
Common Stock - Domestic - 90.2%

Number of Stocks: 107
Top 10 Equities: 23.9%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                             JUNE 30, 2003     DECEMBER 31, 2002

Kinder Morgan, Inc.                                   3.2%                  2.6%
Berkshire Hathaway, Inc. - Class B                    2.9%                  3.3%
St. Jude Medical, Inc.                                2.6%                  2.0%
International Game Technology                         2.6%                  2.5%
Lamar Advertising Co.                                 2.6%                  2.8%
InterActiveCorp                                       2.4%                  1.5%
EchoStar Communications Corp.
  - Class A                                           2.2%                  1.6%
EOG Resources, Inc.                                   1.9%                  2.0%
Apollo Group, Inc. - Class A                          1.8%                  1.9%
Northern Trust Corp.                                  1.7%                  1.4%

TOP INDUSTRIES - PORTFOLIO VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[ ] Janus Aspen Mid Cap Growth Portfolio        o Russell Midcap Growth Index

[BAR GRAPH]

                                                Janus Aspen
                                              Mid Cap Growth     Russell Midcap
                                                Portfolio         Growth Index

Oil Companies - Exploration and Production          4.6%                1.1%
Medical Instruments                                 3.5%                0.5%
Pipelines                                           3.2%                0.5%
Diversified Operations                              3.2%                0.7%
Radio                                               3.1%                0.7%
E-Commerce/Services                                 3.0%                0.8%
Reinsurance                                         2.9%                  0%
Commercial Services - Finance                       2.8%                2.7%
Cable Television                                    2.6%                0.2%
Casino Services                                     2.6%                0.9%

--------------------------------------------------------------------------------
(1)  All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of June 30, 2003, Lipper ranked Janus Aspen Mid Cap Growth Portfolio - Institutional Shares 24th out of 44 variable annuity mid-cap growth funds for the 5-year period.

* The Portfolio's inception date - 9/13/93.

# Since inception return calculated from August 31, 1993.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Effective 5/1/03, Janus Aspen Aggressive Growth Portfolio changed its name to Janus Aspen Mid Cap Growth Portfolio and adopted a new policy to invest at least 80% of its net assets in equity securities of mid-sized companies.

Returns shown for Service Shares for periods prior to their inception (12/31/99) are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio. Nondiversified portfolios may experience greater price volatility.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. Effective May 1, 2003 Janus Aspen Mid Cap Growth Portfolio changed its primary benchmark from the S&P MidCap 400 Index to the Russell Midcap Growth Index. This change was made in connection with the Portfolio's name change from Aggressive Growth Portfolio to Mid Cap Growth Portfolio and corresponding changes in investment policies. The Russell Midcap Growth Index consists of stock from the Russell Midcap Index with a greater-than-average growth orientation. The Russell Midcap Index consists of the smallest 800 companies in the Russell 1000 Index, as ranked by total market capitalization. The Portfolio will retain the S&P MidCap 400 Index as a secondary index. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.

                                           Janus Aspen Series  June 30, 2003  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN MID CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 97.6%
Advertising Agencies - 0.5%
     648,490    Interpublic Group of Companies, Inc.# .......    $     8,676,796

Advertising Sales - 2.6%
   1,196,253    Lamar Advertising Co.* ......................         42,120,068

Aerospace and Defense - Equipment - 0.7%
     208,275    Alliant Techsystems, Inc.*,# ................         10,811,555

Agricultural Operations - 0.4%
     206,620    Bunge, Ltd.# ................................          5,909,332

Airlines - 1.2%
     433,610    Ryanair Holdings PLC (ADR)*,# ...............         19,469,089

Apparel Manufacturers - 0.6%
     287,020    Liz Claiborne, Inc. .........................         10,117,455

Applications Software - 0.6%
     440,500    Citrix Systems, Inc.*,# .....................          8,968,580

Audio and Video Products - 0.4%
      86,710    Harman International Industries, Inc.# ......          6,862,229

Automotive - Medium and Heavy Duty Trucks - 0.1%
      68,645    Navistar International Corp.*,# .............          2,239,886

Automotive - Truck Parts and Equipment - Original - 0.7%
     241,330    Lear Corp.* .................................         11,106,007

Building - Residential and Commercial - 1.2%
      46,380    NVR, Inc.* ..................................         19,062,180

Cable Television - 2.6%
     294,890    Cablevision Systems New York Group
                  - Class A* ................................          6,121,916
   1,055,575    EchoStar Communications Corp. - Class A* ....         36,544,006

                                                                      42,665,922

Casino Hotels - 0.7%
     353,305    Mandalay Resort Group# ......................         11,252,764

Casino Services - 2.6%
     412,395    International Game Technology* ..............         42,200,380

Commercial Banks - 0.6%
     124,900    M&T Bank Corp. ..............................         10,519,078

Commercial Services - Finance - 2.8%
     478,085    Moody's Corp. ...............................         25,199,860
     721,913    Paychex, Inc. ...............................         21,159,270

                                                                      46,359,130

Computer Services - 1.0%
     894,370    BISYS Group, Inc.*,# ........................         16,429,577

Computers - 0.7%
     599,435    Apple Computer, Inc.* .......................         11,461,197

Computers - Integrated Systems - 0.5%
     192,600    Diebold, Inc.# ..............................          8,329,950

Containers - Metal and Glass - 1.6%
     587,605    Ball Corp. ..................................         26,741,904

Data Processing and Management - 0.5%
     311,235    Certegy, Inc.*,# ............................          8,636,771

Dialysis Centers - 0.3%
     181,075    Davita, Inc.*,# .............................          4,849,189

Disposable Medical Products - 1.0%
     237,480    C.R. Bard, Inc. .............................         16,934,699

Distribution and Wholesale - 1.0%
      82,300    Fastenal Co.# ...............................    $     2,793,262
     297,240    W.W. Grainger, Inc. .........................         13,898,942

                                                                      16,692,204

Diversified Operations - 3.2%
   1,499,080    Cendant Corp.* ..............................         27,463,146
     102,170    ITT Industries, Inc. ........................          6,688,048
     137,100    Lancaster Colony Corp.# .....................          5,300,286
     284,770    SPX Corp.* ..................................         12,546,966

                                                                      51,998,446

E-Commerce/Services - 3.0%
     103,370    eBay, Inc.* .................................         10,769,087
     977,675    InterActiveCorp* ............................         38,686,600

                                                                      49,455,687

Electric Products - Miscellaneous - 0.6%
     270,755    AMETEK, Inc.# ...............................          9,923,171

Electronic Components - Miscellaneous - 0.6%
     878,545    Flextronics International, Ltd.*,# ..........          9,128,083

Electronic Components - Semiconductors - 1.3%
     174,265    Altera Corp.*,# .............................          2,857,946
     903,180    National Semiconductor Corp.*,# .............         17,810,710

                                                                      20,668,656

Electronic Design Automation - 1.0%
     836,980    Cadence Design Systems, Inc.* ...............         10,093,979
     106,800    Synopsys, Inc.*,# ...........................          6,605,580

                                                                      16,699,559

Fiduciary Banks - 2.6%
     472,650    Investors Financial Services Corp.# .........         13,711,576
     674,560    Northern Trust Corp. ........................         28,189,862

                                                                      41,901,438

Finance - Investment Bankers/Brokers - 1.7%
     703,495    Charles Schwab Corp. ........................          7,098,265
     313,110    Lehman Brothers Holdings, Inc.# .............         20,815,553

                                                                      27,913,818

Financial Guarantee Insurance - 1.2%
     425,025    MGIC Investment Corp. .......................         19,823,166

Food - Dairy Products - 1.6%
     836,685    Dean Foods Co.*,# ...........................         26,355,577

Health Care Cost Containment - 1.6%
     917,980    First Health Group Corp.* ...................         25,336,248

Hotels and Motels - 1.8%
     270,665    Marriott International, Inc. - Class A# .....         10,398,949
     646,280    Starwood Hotels & Resorts Worldwide, Inc. ...         18,477,145

                                                                      28,876,094

Human Resources - 2.3%
     470,460    Manpower, Inc.# .............................         17,449,361
   1,019,610    Robert Half International, Inc.* ............         19,311,413

                                                                      36,760,774

Industrial Gases - 0.5%
     138,235    Praxair, Inc. ...............................          8,307,924

Internet Security - 0.5%
     453,625    Check Point Software Technologies, Ltd.* ....          8,868,369

See Notes to Schedules of Investments and Financial Statements.

16  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Investment Management and Advisory Services - 1.4%
     603,070    T. Rowe Price Group, Inc.# ..................    $    22,765,893

Life and Health Insurance - 0.6%
     312,995    AFLAC, Inc. .................................          9,624,596

Medical - Biomedical and Genetic - 0.3%
     116,520    Millipore Corp.* ............................          5,169,992

Medical - Drugs - 1.1%
     174,530    Celgene Corp.*,# ............................          5,305,712
     226,605    Forest Laboratories, Inc.* ..................         12,406,624

                                                                      17,712,336

Medical - Generic Drugs - 1.2%
     303,207    Barr Laboratories, Inc.* ....................         19,860,058

Medical - HMO - 1.2%
     255,910    Anthem, Inc.* ...............................         19,743,457

Medical - Hospitals - 1.0%
     905,055    Health Management Associates, Inc.
                  - Class A# ................................         16,698,265
Medical Instruments - 3.5%
     731,680    Apogent Technologies, Inc.* .................         14,633,600
     743,110    St. Jude Medical, Inc.* .....................         42,728,825

                                                                      57,362,425

Medical Labs and Testing Services - 0.6%
     165,075    Quest Diagnostics, Inc.*,# ..................         10,531,785

Medical Products - 1.3%
     203,770    INAMED Corp.*,# .............................         10,940,411
     140,865    Stryker Corp. ...............................          9,771,805

                                                                      20,712,216

Non-Hazardous Waste Disposal - 0.3%
     432,860    Allied Waste Industries, Inc.* ..............          4,350,243

Oil Companies - Exploration and Production - 4.6%
     719,565    EOG Resources, Inc. .........................         30,106,600
     496,865    Murphy Oil Corp. ............................         26,135,099
     691,650    Pioneer Natural Resources Co.* ..............         18,052,065

                                                                      74,293,764

Oil Field Machinery and Equipment - 0.7%
     311,300    Smith International, Inc.* ..................         11,437,162

Optical Supplies - 0.4%
     146,740    Alcon, Inc. (New York Shares) ...............          6,706,018

Pipelines - 3.2%
     963,660    Kinder Morgan, Inc.# ........................         52,664,019

Power Converters and Power Supply Equipment - 0.7%
     726,755    American Power Conversion Corp.*,# ..........         11,330,110

Printing - Commercial - 0.5%
     302,255    Valassis Communications, Inc.*,# ............          7,773,999

Property and Casualty Insurance - 2.1%
     275,955    W. R. Berkley Corp. .........................         14,542,829
     244,320    XL Capital, Ltd. - Class A ..................         20,278,560

                                                                      34,821,389

Publishing - Newspapers - 0.4%
     108,975    McClatchy Co. - Class A# ....................          6,279,139

Radio - 3.1%
     328,661    Cox Radio, Inc. - Class A*,# ................    $     7,595,356
     189,756    Entercom Communications Corp.*,# ............          9,299,942
     631,557    Hispanic Broadcasting Corp.* ................         16,073,126
     500,910    Westwood One, Inc.* .........................         16,995,876

                                                                      49,964,300

Recreational Vehicles - 0.4%
     102,635    Polaris Industries, Inc.# ...................          6,301,789

Reinsurance - 2.9%
      19,791    Berkshire Hathaway, Inc. - Class B* .........         48,092,130

Retail - Discount - 1.0%
     222,570    Dollar Tree Stores, Inc.* ...................          7,062,146
     242,365    Fred's, Inc. ................................          9,011,131

                                                                      16,073,277

Retail - Home Furnishings - 0.2%
     138,068    Pier 1 Imports, Inc. ........................          2,816,587

Retail - Office Supplies - 1.0%
     918,005    Staples, Inc.* ..............................         16,845,392

Retail - Restaurants - 2.2%
     556,140    Darden Restaurants, Inc.# ...................         10,555,537
     181,240    Outback Steakhouse, Inc.# ...................          7,068,360
     641,735    Yum! Brands, Inc.* ..........................         18,969,687

                                                                      36,593,584

Savings/Loan/Thrifts - 0.4%
     424,065    Sovereign Bancorp, Inc.# ....................          6,636,617

Schools - 1.8%
     476,579    Apollo Group, Inc. - Class A*,# .............         29,433,519

Semiconductor Components/Integrated Circuits - 2.5%
     401,175    Emulex Corp.*,# .............................          9,134,755
     281,780    Integrated Circuit Systems, Inc.*,# .........          8,856,345
     684,585    Marvell Technology Group, Ltd.*,# ...........         23,529,186

                                                                      41,520,286

Semiconductor Equipment - 2.5%
     433,070    KLA-Tencor Corp.* ...........................         20,133,424
     551,930    Novellus Systems, Inc.* .....................         20,212,229

                                                                      40,345,653

Telecommunication Equipment - 0.6%
     307,140    Harris Corp.# ...............................          9,229,557

Telecommunication Equipment - Fiber Optics - 0.1%
     366,980    CIENA Corp.*,# ..............................          1,904,626

Telecommunication Services - 1.0%
     642,405    Amdocs, Ltd. (New York Shares)*,# ...........         15,417,720

Textile - Home Furnishings - 1.3%
     390,835    Mohawk Industries, Inc.* ....................         21,703,068

Therapeutics - 0.8%
     198,505    Gilead Sciences, Inc.*,# ....................         11,032,908
      55,010    Neurocrine Biosciences, Inc.*,# .............          2,747,199

                                                                      13,780,107

Tools - Hand Held - 0.4%
     222,710    Stanley Works# ..............................          6,146,796

Transportation - Air Freight - 0.8%
     486,705    CNF, Inc.# ..................................         12,352,573

See Notes to Schedules of Investments and Financial Statements.

                                           Janus Aspen Series  June 30, 2003  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN MID CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Transportation - Railroad - 0.7%
     221,145    Canadian National Railway Co.
                  (New York Shares) .........................    $    10,672,458

Transportation - Services - 0.4%
     200,995    Expeditors International of Washington, Inc.#          6,962,467
--------------------------------------------------------------------------------
Total Common Stock (cost $1,417,944,876) ....................      1,593,062,324
--------------------------------------------------------------------------------
U.S. Treasury Bonds - 0.1%
$    976,243    U.S. Treasury Bonds (cost $976,243)+ ........            976,243
--------------------------------------------------------------------------------
Repurchase Agreement - 3.4%
  56,500,000    ABN AMRO Bank N.V., 1.25%
                  dated 6/30/03, maturing 7/1/03
                  to be repurchased at $56,501,962
                  collateralized by $5,515,035
                  in Collateralized Mortgage Obligations
                  4.848%, 10/25/32, AAA
                  $83,864,375 in U.S. Government
                  Agencies, 0%-7.50%, 8/16/06-1/1/33
                  $13,862,140 in U.S. Treasury Bills
                  0%, 11/15/10-5/15/14; with respective
                  values of $5,088,186, $42,687,426
                  and $9,854,388 (cost $56,500,000) .........         56,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,475,421,119) - 101.1% ......      1,650,538,567
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables, and Other Assets - (1 1)%    (17,812,501)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,632,726,066
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            1.8%          $    29,438,518
Canada                                             0.7%               10,672,458
Cayman Islands                                     1.2%               20,278,560
Ireland                                            1.2%               19,469,089
Israel                                             0.5%                8,868,369
Singapore                                          0.6%                9,128,083
Switzerland                                        0.4%                6,706,018
United Kingdom                                     0.9%               15,417,720
United States++                                   92.7%            1,530,559,752
--------------------------------------------------------------------------------
Total                                            100.0%          $ 1,650,538,567

++ Includes Short-Term Securities (89.3% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

18  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN RISK-MANAGED LARGE CAP GROWTH PORTFOLIO

                                                               Managed by INTECH

--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

Launched January 2, 2003, Janus Aspen Risk-Managed Large Cap Growth Portfolio - Service Shares gained 9.10% through June 30, 2003, while its benchmark, the Russell 1000 Growth Index, gained 9.34%.(1)

PORTFOLIO OVERVIEW

While fundamental analysis does not factor into our management of the Portfolio, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Portfolio's goal is to modestly outperform its benchmark while maintaining about the same level of risk.

The Portfolio's mathematical investing process, in essence, seeks to build a more efficient portfolio than its benchmark. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver returns over and above the index over the long term. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Portfolio.

MANAGER'S OVERVIEW

Q. WHAT POSITIVELY IMPACTED PERFORMANCE?

The Portfolio gained ground during the period on the tails of a pronounced market upswing. As stock prices naturally moved, we adjusted each comparable stock's weighting to keep the Portfolio potentially more efficient than the index. While individual stock volatility was somewhat low during the period, we believe there was indeed adequate fluctuation for our process. Market diversity (or the size effect) was also a positive contributor to performance as the market broadened out and capital flowed to all capitalization areas of the stock market. In addition to positive absolute returns for the period, the mathematical process was implemented in a disciplined manner and we believe is well-positioned to perform over a 3- to 5-year period.

Q. WHAT NEGATIVELY IMPACTED THE PORTFOLIO'S RECENT PERFORMANCE?

INTECH's portfolio performance can primarily be attributed to two factors, stocks' relative volatility and correlation of stocks to one another. The investment process uses historical information to determine the weightings in stocks in the portfolio. When the stock market "turns" dramatically (either up or down) as it did in the first part of the second quarter, it may take a while for the process to adjust to the change. The investment process incorporates one year of past price history and each week will drop one week of history and add a new one as time continues. Given that we use past price history, there can be a lag effect. That is somewhat typical for the process and is random in nature - sometimes it will help the strategy, sometimes it will hurt the strategy.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

INTECH's mathematical-based, risk-managed investment process is designed to outperform the Russell 1000 Growth Index over the long term while controlling risk, and we will continue to implement the process in a disciplined and deliberate manner. As a result, the process may experience relative underperformance during shorter time periods, but has a goal of relative outperformance over a 3- to 5-year time period. In addition, managing risk will continue to be the hallmark of the Portfolio's investment process. At the same time, we continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

                                           Janus Aspen Series  June 30, 2003  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIOD ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

                                                          SINCE
                                                        INCEPTION*
--------------------------------------------------------------------------------
Janus Aspen Risk-Managed Large Cap
Growth Portfolio - Service Shares                          9.10%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                                  9.34%

PORTFOLIO STRATEGY
--------------------------------------------------------------------------------

Primarily invests in large-sized companies selected for their growth potential, seeking to control risks by applying a mathematical management process and selecting stocks only from a predefined universe of common stocks within the Portfolio's benchmark index.

PORTFOLIO ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Cash and Cash Equivalents - 0.3%
Common Stock - Foreign - 0.4%
Common Stock - Domestic - 99.3%

Number of Stocks: 295
Top 10 Equities: 20.3%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                   JUNE 30, 2003
General Electric Co.                        3.9%
Pfizer, Inc.                                3.3%
Microsoft Corp.                             3.1%
Johnson & Johnson                           1.7%
IBM Corp.                                   1.5%
Boston Scientific Corp.                     1.4%
American International Group, Inc.          1.4%
eBay, Inc.                                  1.4%
Merck & Company, Inc.                       1.3%
Dell Computer Corp.                         1.3%

TOP INDUSTRIES - PORTFOLIO VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[ ] Janus Aspen Risk-Managed Large Cap Growth Portfolio       o Russell 1000
                                                                Growth Index

[BAR GRAPH]

                                                Janus Aspen
                                                Risk-Managed
                                                 Large Cap
                                                   Growth          Russell 1000
                                                 Portfolio         Growth Index

Medical - Drugs                                     8.7%               12.6%
Diversified Operations                              5.3%                7.5%
Applications Software                               5.0%                5.3%
Medical Products                                    4.2%                4.4%
Medical Instruments                                 3.0%                2.3%
Computers                                           2.8%                2.9%
Medical - Biomedical and Genetic                    2.1%                2.8%
Retail - Discount                                   2.0%                4.4%
E-Commerce/Services                                 2.0%                0.8%
Beverages - Non-Alcoholic                           2.0%                3.3%

--------------------------------------------------------------------------------
(1)  All returns include reinvested dividends and capital gains.

* January 2, 2003.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

The proprietary mathematical process used by INTECH may not achieve the desired results. Rebalancing techniques used may result in a higher portfolio turnover rate and higher expenses compared to a "buy and hold" or index fund strategy. This increases the likelihood of higher net taxable gains or losses for investors.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Adviser has contractually agreed to waive a portion of the Portfolio's expenses. Without such waivers, the Portfolio's total return would have been lower.

A portfolio's performance for very short time periods may not be indicative of future performance.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

20  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN RISK-MANAGED LARGE CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 99.7%
Advertising Services - 0.1%
         200    Getty Images, Inc.* .........................    $         8,260

Aerospace and Defense-Equipment - 0.1%
         100    United Technologies Corp. ...................              7,083

Airlines - 0.1%
         300    Southwest Airlines Co. ......................              5,160

Apparel Manufacturers - 0.8%
       1,300    Coach, Inc.* ................................             64,662

Applications Software - 5.0%
       2,400    Citrix Systems, Inc.* .......................             48,864
         700    Intuit, Inc.* ...............................             31,171
       1,600    J.D. Edwards & Co.* .........................             22,928
       1,000    Mercury Interactive Corp.* ..................             38,610
       9,900    Microsoft Corp. .............................            253,539
         300    National Instruments Corp.* .................             11,334

                                                                         406,446

Athletic Footwear - 0.1%
         100    NIKE, Inc. - Class B ........................              5,349

Audio and Video Products - 0.4%
         400    Harman International Industries, Inc. .......             31,656

Batteries and Battery Systems - 0.1%
         200    Energizer Holdings, Inc.* ...................              6,280

Beverages - Non-Alcoholic - 2.0%
       1,300    Coca-Cola Co. ...............................             60,333
       1,700    Coca-Cola Enterprises, Inc. .................             30,855
         500    Pepsi Bottling Group, Inc. ..................             10,010
       1,400    PepsiCo, Inc. ...............................             62,300

                                                                         163,498

Beverages - Wine and Spirits - 0.3%
         200    Brown-Forman Corp. - Class B ................             15,724
         200    Constellation Brands, Inc. - Class A* .......              6,280

                                                                          22,004

Brewery - 0.7%
       1,100    Anheuser-Busch Companies, Inc. ..............             56,155

Broadcast Services and Programming - 0.4%
         100    Clear Channel Communications, Inc.* .........              4,239
       1,100    Fox Entertainment Group, Inc.* ..............             31,658

                                                                          35,897

Building - Residential and Commercial - 0.5%
         100    NVR, Inc.* ..................................             41,100

Building Products - Air and Heating - 0.2%
         200    American Standard Companies, Inc.* ..........             14,786

Cable Television - 0.8%
         700    Comcast Corp. - Class A* ....................             21,126
         100    Cox Communications, Inc. - Class A* .........              3,190
       1,100    EchoStar Communications Corp. - Class A* ....             38,082
         200    General Motors Corp. - Class H* .............              2,562

                                                                          64,960

Casino Hotels - 0%
         100    Harrah's Entertainment, Inc.* ...............              4,024

Casino Services - 1.0%
         800    International Game Technology* ..............             81,864

Cellular Telecommunications - 0.8%
       3,700    Nextel Communications, Inc. - Class A* ......             66,896

Chemicals - Specialty - 0.9%
         100    Cabot Corp. .................................    $         2,870
       2,400    Ecolab, Inc. ................................             61,440
         200    Sigma-Aldrich Corp. .........................             10,836

                                                                          75,146
Coatings and Paint Products - 0.1%
         300    Valspar Corp. ...............................             12,666

Commercial Banks - 0.3%
         300    Commerce Bancorp, Inc. ......................             11,130
         200    Hudson United Bancorp .......................              6,830
         100    North Fork Bancorporation, Inc. .............              3,406
         100    Westamerica Bancorporation ..................              4,308

                                                                          25,674

Commercial Services - 1.0%
         900    Choicepoint, Inc.* ..........................             31,068
         700    Iron Mountain, Inc.* ........................             25,963
         700    Quintiles Transnational Corp.* ..............              9,933
         400    Weight Watchers International, Inc.* ........             18,196

                                                                          85,160
Commercial Services - Finance - 1.2%
         700    Deluxe Corp. ................................             31,360
         400    H&R Block, Inc. .............................             17,300
         900    Moody's Corp. ...............................             47,439
         100    Paychex, Inc. ...............................              2,931

                                                                          99,030

Computer Aided Design - 0.1%
         500    Autodesk, Inc. ..............................              8,080

Computer Graphics - 0.2%
         300    Pixar, Inc.* ................................             18,252

Computer Services - 0.5%
         600    Affiliated Computer Services, Inc. - Class A*             27,438
         300    Reynolds and Reynolds Co. ...................              8,568
         200    Unisys Corp.* ...............................              2,456

                                                                          38,462

Computers - 2.8%
       3,200    Dell Computer Corp.* ........................            102,272
       1,500    IBM Corp. ...................................            123,750

                                                                         226,022

Computers - Memory Devices - 0.4%
       1,200    Network Appliance, Inc.* ....................             19,452
         300    Storage Technology Corp.* ...................              7,722
         200    VERITAS Software Corp.* .....................              5,734

                                                                          32,908

Computers - Peripheral Equipment - 0.7%
         800    Lexmark International Group, Inc. - Class A*              56,616

Consumer Products - Miscellaneous - 0.4%
         500    Clorox Co. ..................................             21,325
         500    Dial Corp. ..................................              9,725
         100    Scotts Co. - Class A* .......................              4,950

                                                                          36,000
Containers - Metal and Glass - 0.1%
         200    Ball Corp. ..................................              9,102

Containers - Paper and Plastic - 0.2%
         300    Sealed Air Corp.* ...........................             14,298

See Notes to Schedules of Investments and Financial Statements.

                                           Janus Aspen Series  June 30, 2003  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN RISK-MANAGED LARGE CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Cosmetics and Toiletries - 1.5%
         600    Colgate-Palmolive Co. .......................    $        34,770
         400    Gillette Co. ................................             12,744
         600    International Flavors & Fragrances, Inc. ....             19,158
         600    Procter & Gamble Co. ........................             53,508

                                                                         120,180

Data Processing and Management - 1.8%
         400    Acxiom Corp.* ...............................              6,036
         300    Dun & Bradstreet Corp.* .....................             12,330
         800    Fair, Issac & Company, Inc. .................             41,160
       1,500    First Data Corp. ............................             62,160
         400    Fiserv, Inc.* ...............................             14,244
         200    Global Payments, Inc. .......................              7,100
         100    SEI Investments Co. .........................              3,200

                                                                         146,230

Dental Supplies and Equipment - 0.4%
         600    Dentsply International, Inc. ................             24,540
         100    Patterson Dental Co.* .......................              4,538

                                                                          29,078

Dialysis Centers - 0%
         100    Davita, Inc.* ...............................              2,678

Direct Marketing - 0.1%
         600    Harte-Hanks Communications, Inc. ............             11,400

Distribution and Wholesale - 0%
         100    Fastenal Co. ................................              3,394

Diversified Operations - 5.3%
         500    3M Co. ......................................             64,490
         400    Danaher Corp. ...............................             27,220
      11,200    General Electric Co. ........................            321,216
         300    Illinois Tool Works, Inc. ...................             19,755

                                                                         432,681

E-Commerce/Products - 0.8%
       1,900    Amazon.com, Inc.* ...........................             69,331

E-Commerce/Services - 2.0%
       1,100    eBay, Inc.* .................................            114,598
         300    Expedia, Inc. - Class A* ....................             22,914
         700    InterActiveCorp* ............................             27,699

                                                                         165,211

Electronic Components - Miscellaneous - 0.3%
         500    Gentex Corp.* ...............................             15,305
         600    Jabil Circuit, Inc.* ........................             13,260

                                                                          28,565
Electronic Components - Semiconductors - 1.4%
         900    Altera Corp.* ...............................             14,760
         100    Broadcom Corp. - Class A* ...................              2,491
       3,100    Intel Corp. .................................             64,430
         200    Microchip Technology, Inc. ..................              4,926
         500    QLogic Corp.* ...............................             24,165
         300    Xilinx, Inc.* ...............................              7,593

                                                                         118,365

Electronic Design Automation - 0.3%
         400    Synopsys, Inc.* .............................             24,740

Electronic Forms - 0.2%
         500    Adobe Systems, Inc. .........................             16,035

Engineering - Research and Development - 0.3%
         500    Jacobs Engineering Group, Inc.* .............    $        21,075

Enterprise Software/Services - 1.5%
       1,600    BEA Systems, Inc.* ..........................             17,376
       1,800    BMC Software, Inc.* .........................             29,394
         500    Computer Associates International, Inc. .....             11,140
       4,800    Oracle Corp.* ...............................             57,696
         700    Sybase, Inc.* ...............................              9,737

                                                                         125,343

Entertainment Software - 0.5%
         500    Electronic Arts, Inc.* ......................             36,995

Fiduciary Banks - 0.1%
         200    State Street Corp. ..........................              7,880

Filtration and Separation Products - 0.2%
         300    Donaldson Company, Inc. .....................             13,335

Finance - Consumer Loans - 0.9%
       1,800    SLM Corp. ...................................             70,506

Finance - Credit Card - 0.7%
         800    American Express Co. ........................             33,448
       1,100    MBNA Corp. ..................................             22,924

                                                                          56,372

Finance - Investment Bankers/Brokers - 0.8%
         700    Citigroup, Inc. .............................             29,960
         500    Legg Mason, Inc. ............................             32,475

                                                                          62,435

Finance - Mortgage Loan/Banker - 1.1%
         700    Doral Financial Corp. .......................             31,255
         300    Fannie Mae ..................................             20,232
         800    Freddie Mac .................................             40,616

                                                                          92,103

Food - Confectionary - 0.8%
         400    Hershey Foods Corp. .........................             27,864
         700    Wm. Wrigley Jr. Company .....................             39,361

                                                                          67,225

Food - Dairy Products - 0.3%
         300    Dreyer's Grand Ice Cream Holdings, Inc. .....             23,556

Food - Diversified - 1.4%
         600    General Mills, Inc. .........................             28,446
         700    Kellogg Co. .................................             24,059
         100    Kraft Foods, Inc. - Class A .................              3,255
         700    McCormick & Company, Inc. ...................             19,040
       2,300    Sara Lee Corp. ..............................             43,263

                                                                         118,063

Food - Retail - 0.6%
       1,100    Whole Foods Market, Inc.* ...................             52,283

Food - Wholesale/Distribution - 0.5%
       1,300    Sysco Corp. .................................             39,052

Footwear and Related Apparel - 0.1%
         100    Timberland Co. - Class A* ...................              5,286

Gold Mining - 0%
         100    Newmont Mining Corp. ........................              3,246

Home Decoration Products - 0.1%
         200    Newell Rubbermaid, Inc. .....................              5,600

See Notes to Schedules of Investments and Financial Statements.

22  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Hotels and Motels - 0%
         200    Hilton Hotels Corp. .........................    $         2,558

Human Resources - 0.1%
         200    Manpower, Inc. ..............................              7,418

Identification Systems and Devices - 0.1%
         400    Symbol Technologies, Inc. ...................              5,204

Instruments - Controls - 0.2%
         700    Thermo Electron Corp.* ......................             14,714

Instruments - Scientific - 0.3%
         300    Applera Corp. - Applied Biosystems Group ....              5,709
         300    Fisher Scientific International, Inc.* ......             10,470
         200    PerkinElmer, Inc. ...........................              2,762
         200    Waters Corp.* ...............................              5,826

                                                                          24,767

Insurance Brokers - 1.0%
         200    Arthur J. Gallagher & Co. ...................              5,440
         400    Brown & Brown, Inc. .........................             13,000
       1,300    Marsh & McLennan Companies, Inc. ............             66,391

                                                                          84,831

Internet Security - 1.3%
         500    CheckFree Corp.* ............................             13,920
         400    Network Associates, Inc.* ...................              5,072
       1,700    Symantec Corp.* .............................             74,562
       1,000    VeriSign, Inc.* .............................             13,830

                                                                         107,384

Investment Companies - 0.2%
         700    Allied Capital Corp. ........................             16,170

Investment Management and Advisory Services - 0.3%
         200    Eaton Vance Corp. ...........................              6,320
         500    Federated Investors, Inc. - Class B .........             13,710
         100    T. Rowe Price Group, Inc. ...................              3,775

                                                                          23,805

Life and Health Insurance - 0.6%
       1,500    AFLAC, Inc. .................................             46,125

Linen Supply and Related Items - 0%
         100    Cintas Corp. ................................              3,544

Lottery Services - 0.2%
         400    GTECH Holdings Corp. ........................             15,060

Machinery - Print Trade - 0.4%
         400    Zebra Technologies Corp.* ...................             30,076

Machinery - Pumps - 0.3%
         700    Graco, Inc. .................................             22,400

Medical - Biomedical and Genetic - 2.1%
         100    Affymetrix, Inc.* ...........................              1,971
       1,000    Amgen, Inc.* ................................             66,440
         900    Chiron Corp.* ...............................             39,348
         200    Genentech, Inc.* ............................             14,424
       1,000    Genzyme Corp.* ..............................             41,800
         300    Millennium Pharmaceuticals, Inc.* ...........              4,719
         100    Millipore Corp.* ............................              4,437

                                                                         173,139

Medical - Drugs - 8.7%
         700    Abbott Laboratories .........................    $        30,632
         200    Bristol-Myers Squibb Co. ....................              5,430
       1,300    Celgene Corp.* ..............................             39,520
       1,100    Eli Lilly and Co. ...........................             75,867
       1,700    Forest Laboratories, Inc.* ..................             93,075
       1,100    Ivax Corp.* .................................             19,635
         300    Medicis Pharmaceutical Corp. - Class A ......             17,010
         400    MedImmune, Inc.* ............................             14,548
       1,800    Merck & Company, Inc. .......................            108,990
       7,960    Pfizer, Inc. ................................            271,834
         100    Schering-Plough Corp. .......................              1,860
         200    SICOR, Inc.* ................................              4,068
         600    Wyeth .......................................             27,330

                                                                         709,799
Medical - Generic Drugs - 1.6%
         600    Barr Laboratories, Inc.* ....................             39,300
       2,100    Mylan Laboratories, Inc. ....................             73,017
         500    Watson Pharmaceuticals, Inc.* ...............             20,185

                                                                         132,502

Medical - HMO - 1.5%
         200    Anthem, Inc.* ...............................             15,430
         200    Conventry Health Care, Inc.* ................              9,232
         200    Health Net, Inc.* ...........................              6,590
         600    Mid Atlantic Medical Services, Inc.* ........             31,380
         800    UnitedHealth Group, Inc. ....................             40,200
         200    WellPoint Health Networks, Inc.* ............             16,860

                                                                         119,692

Medical - Hospitals - 0%
         200    Health Management Associates, Inc.
                  - Class A .................................              3,690

Medical - Outpatient and Home Medical Care - 0.3%
         700    Lincare Holdings, Inc.* .....................             22,057

Medical - Wholesale Drug Distributors - 0.1%
         100    Cardinal Health, Inc. .......................              6,430

Medical Instruments - 3.0%
       1,900    Boston Scientific Corp.* ....................            116,090
         500    Edwards Lifesciences Corp.* .................             16,070
         300    Guidant Corp. ...............................             13,317
         800    Medtronic, Inc. .............................             38,376
       1,000    St. Jude Medical, Inc.* .....................             57,500

                                                                         241,353

Medical Products - 4.2%
         200    Becton, Dickinson and Co. ...................              7,770
         800    Biomet, Inc. ................................             22,928
         100    Henry Schein, Inc.* .........................              5,234
       2,600    Johnson & Johnson ...........................            134,420
         800    Stryker Corp. ...............................             55,496
       1,000    Varian Medical Systems, Inc.* ...............             57,570
       1,400    Zimmer Holdings, Inc.* ......................             63,070

                                                                         346,488
Medical Sterilization Products - 0.3%
       1,100    Steris Corp.* ...............................             25,399

Metal - Diversified - 0.3%
         900    Freeport-McMoRan Copper & Gold, Inc.
                  - Class B .................................             22,050

See Notes to Schedules of Investments and Financial Statements.

                                           Janus Aspen Series  June 30, 2003  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN RISK-MANAGED LARGE CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Motorcycle and Motor Scooter Manufacturing - 0.5%
       1,000    Harley-Davidson, Inc. .......................    $        39,860

Multi-Line Insurance - 1.4%
       2,100    American International Group, Inc. ..........            115,878
         100    HCC Insurance Holdings, Inc. ................              2,957

                                                                         118,835

Multimedia - 1.2%
         400    E.W. Scripps Co. - Class A ..................             35,488
         500    McGraw-Hill Companies, Inc. .................             31,000
         100    Meredith Corp. ..............................              4,400
         700    Viacom, Inc. - Class B* .....................             30,562

                                                                         101,450

Networking Products - 1.1%
       4,700    Cisco Systems, Inc.* ........................             78,443
       1,100    Juniper Networks, Inc.* .....................             13,607

                                                                          92,050

Office Automation and Equipment - 0%
         100    Pitney Bowes, Inc. ..........................              3,841

Office Furnishings - 0%
         100    HON Industries, Inc. ........................              3,050

Office Supplies and Forms - 0.2%
         400    Avery Dennison Corp. ........................             20,080

Oil - Field Services - 0.9%
         200    BJ Services Co.* ............................              7,472
       2,700    Halliburton Co. .............................             62,100
         200    Varco International, Inc.* ..................              3,920

                                                                          73,492

Oil and Gas Drilling - 0.6%
         200    ENSCO International, Inc. ...................              5,380
       1,100    Patterson-UTI Energy, Inc.* .................             35,640
         100    Pride International, Inc.* ..................              1,882
         200    Rowan Companies, Inc.* ......................              4,480

                                                                          47,382

Oil Companies - Exploration and Production - 1.1%
         600    Burlington Resources, Inc. ..................             32,442
         248    Devon Energy Corp. ..........................             13,243
         400    Murphy Oil Corp. ............................             21,040
         100    Newfield Exploration Co.* ...................              3,755
         100    Noble Energy, Inc. ..........................              3,780
         200    Pioneer Natural Resources Co.* ..............              5,220
         100    Pogo Producing Co. ..........................              4,275
         233    XTO Energy, Inc. ............................              4,686

                                                                          88,441

Oil Field Machinery and Equipment - 0.3%
         200    Cooper Cameron Corp.* .......................             10,076
         500    Smith International, Inc.* ..................             18,370

                                                                          28,446

Optical Supplies - 0.2%
         200    Allergan, Inc. ..............................             15,420

Pharmacy Services - 0.7%
         200    AdvancePCS* .................................              7,646
         500    Caremark Rx, Inc.* ..........................             12,840
         300    Express Scripts, Inc. - Class A* ............             20,496
         400    Omnicare, Inc. ..............................             13,516

                                                                          54,498

Pipelines - 0.1%
         200    Kinder Morgan, Inc. .........................    $        10,930

Power Converters and Power Supply Equipment - 0.1%
         400    American Power Conversion Corp.* ............              6,236

Property and Casualty Insurance - 0.4%
         500    Progressive Corp. ...........................             36,550

Publishing - Books - 0.1%
         400    John Wiley & Sons, Inc. - Class A ...........             10,480

Publishing - Newspapers - 0.3%
         500    New York Times Co. - Class A ................             22,750

Radio - 0.7%
         300    Entercom Communications Corp.* ..............             14,703
         100    Hispanic Broadcasting Corp.* ................              2,545
       1,100    Westwood One, Inc.* .........................             37,323

                                                                          54,571

Real Estate Investment Trusts (REIT) - Regional Malls - 0.1%
         200    Rouse Co. ...................................              7,620

Real Estate Operating/Development - 0.2%
         600    Catellus Development Corp.* .................             13,200

Rental Auto/Equipment - 0.4%
         400    Rent-A-Center, Inc.* ........................             30,324

Research and Development - 0.1%
         400    Pharmaceutical Product Development, Inc.* ...             11,492

Retail - Apparel and Shoe - 1.4%
         900    Abercrombie & Fitch Co. - Class A* ..........             25,569
       1,300    Chico's FAS, Inc.* ..........................             27,365
       1,500    Gap, Inc. ...................................             28,140
         700    Ross Stores, Inc. ...........................             29,918

                                                                         110,992

Retail - Arts and Crafts - 0%
         100    Michaels Stores, Inc. .......................              3,806

Retail - Auto Parts - 0.4%
         400    AutoZone, Inc.* .............................             30,388

Retail - Automobile - 0%
         100    CarMax, Inc.* ...............................              3,015

Retail - Bedding - 0.4%
         900    Bed Bath & Beyond, Inc.* ....................             34,929

Retail - Building Products - 0.5%
       1,000    Lowe's Companies, Inc. ......................             42,950

Retail - Computer Equipment - 0.3%
         600    CDW Corp.* ..................................             27,480

Retail - Discount - 2.0%
         500    Family Dollar Stores, Inc. ..................             19,075
         800    Target Corp. ................................             30,272
       1,400    TJX Companies, Inc. .........................             26,376
       1,700    Wal-Mart Stores, Inc. .......................             91,239

                                                                         166,962

Retail - Drug Store - 0.3%
         900    Walgreen Co. ................................             27,090

Retail - Mail Order - 0.2%
         500    Williams-Sonoma, Inc.* ......................             14,600

Retail - Office Supplies - 0.3%
       1,300    Staples, Inc.* ..............................             23,855

Retail - Pet Food and Supplies - 0.2%
       1,000    PETsMART, Inc. ..............................             16,670

See Notes to Schedules of Investments and Financial Statements.

24  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================

Retail - Regional Department Stores - 0.3%
         500    Kohl's Corp.* ...............................    $        25,690

Retail - Restaurants - 0.8%
         400    Applebee's International, Inc. ..............             12,572
         400    Krispy Kreme Doughnuts, Inc.* ...............             16,472
         300    Outback Steakhouse, Inc. ....................             11,700
         900    Starbucks Corp.* ............................             22,068

                                                                          62,812

Retail - Variety Store - 0.2%
         400    99 Cents Only Stores* .......................             13,728

Savings/Loan/Thrifts - 0.3%
         766    New York Community Bancorp, Inc. ............             22,283

Schools - 1.4%
       1,300    Apollo Group, Inc. - Class A* ...............             80,288
         400    Career Education Corp.* .....................             27,368
         100    Education Management Corp.* .................              5,318

                                                                         112,974

Semiconductor Components/Integrated Circuits - 1.0%
         400    Analog Devices, Inc.* .......................             13,928
         100    Emulex Corp.* ...............................              2,277
         700    Integrated Circuit Systems, Inc.* ...........             22,001
         800    Linear Technology Corp. .....................             25,768
         500    Maxim Integrated Products, Inc. .............             17,095

                                                                          81,069

Semiconductor Equipment - 0.1%
         100    Applied Materials, Inc.* ....................              1,586
         100    KLA-Tencor Corp.* ...........................              4,649

                                                                           6,235

Soap and Cleaning Preparations - 0.1%
         200    Church & Dwight Company, Inc. ...............              6,546

Super-Regional Banks - 0.6%
         400    Fifth Third Bancorp .........................             22,936
         600    Wells Fargo & Co. ...........................             30,240

                                                                          53,176

Telecommunication Equipment - 0.5%
         600    Advanced Fibre Communications, Inc.* ........              9,762
       1,400    Comverse Technology, Inc.* ..................             21,042
         200    UTStarcom, Inc.* ............................              7,114

                                                                          37,918

Telephone - Integrated - 0.1%
         700    Citizens Communications Co.* ................              9,023

Therapeutics - 0.9%
       1,300    Gilead Sciences, Inc.* ......................             72,254

Tobacco - 0.3%
         100    Altria Group, Inc. ..........................              4,544
         500    UST, Inc. ...................................             17,515

                                                                          22,059

Toys - 0.3%
       1,200    Mattel, Inc. ................................             22,704

Transportation - Services - 1.3%
       1,000    C.H. Robinson Worldwide, Inc. ...............             35,560
       1,100    Expeditors International of Washington, Inc.              38,104
         500    United Parcel Service, Inc. - Class B .......             31,850

                                                                         105,514

Web Hosting/Design - 0.1%
         300    Macromedia, Inc.* ...........................    $         6,312

Web Portals/Internet Service Providers - 0.9%
       2,200    Yahoo!, Inc.* ...............................             72,072

Wireless Equipment - 0.4%
       1,000    QUALCOMM, Inc. ..............................             35,750
--------------------------------------------------------------------------------
Total Common Stock (cost $7,353,922) ........................          8,160,248
--------------------------------------------------------------------------------
Total Investments (total cost $7,353,922) - 99.7% ...........          8,160,248
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.3%             20,914
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $     8,181,162
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Puerto Rico                                        0.4%          $        31,255
United States                                     99.6%                8,128,993
--------------------------------------------------------------------------------
Total                                            100.0%          $     8,160,248

See Notes to Schedules of Investments and Financial Statements.

                                           Janus Aspen Series  June 30, 2003  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO

[PHOTO]
Thomas Malley
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended June 30, 2003, the Portfolio gained 12.20% for its Institutional Shares and 12.27% for its Service Shares, while its benchmark, the S&P 500(R) Index, gained 11.75%.(1) For the 12-month period ended June 30, 2003, the Portfolio's Institutional Shares earned a fourth-quartile ranking, placing 103rd out of 130 variable annuity specialty/miscellaneous funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

Most of the major international market indices ended the period firmly in positive territory. Overall, a late-year surge in most of the broader indices turned south early in the period as a slowing economic recovery, particularly on the European continent, a looming war with Iraq and other geopolitical concerns ensued. European markets, however, were aided by the European Central Bank's decision in June to cut rates by 0.50%. Global markets also showed signs of improvement, regaining lost ground when hostilities in Iraq began in mid-March. The Morgan Stanley Capital International World IndexSM ended the period with an 11.12% return, while the Morgan Stanley Capital International Europe, Australia and Far East Index posted a gain of 9.47%. Turning to individual regions, Germany fared best among non-U.S. markets, with an 11.34% return for the DAX Index. Performance, while positive, was less pronounced in France and the UK. Meanwhile, both France and Germany continue to experience high unemployment and the lowest consumer confidence in years. In Asia, recession-weary Japan's primary indicator, the Nikkei 225 Index, gained during the period, while the rest of Asia also showed signs of improvement.

All three major U.S. stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 9.02% the broad-based Standard & Poor's 500(R) Index adding 11.75%, and the growth-oriented NASDAQ Composite Index climbing 21.51% for the six months.

A number of foreign currencies gained considerably against the U.S. dollar during the period. Advances were particularly notable for the euro, which traded above the official launch rate of $1.17 for a brief time in late May and early June before giving back a portion of its gain.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Hospital operator HCA Inc. was the Portfolio's largest laggard during the period, followed by generic drug maker Andrx Corp. Both companies are headquartered in the United States. Other disappointments included biotechnology firm Biogen, also based in the U.S. Other detractors were German drug maker Bayer AG and Regeneron Pharmaceuticals, a U.S. biopharmaceutical company.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Among the Portfolio's top contributors were Canadian drug maker Biovail and generic pharmaceutical company Teva Pharmaceuticals, located in Israel. U.S.-based companies Guidant Corp., a maker of medical devices treating cardiac and vascular diseases, and biotechnology firm Gilead Sciences also added to the Portfolio's gains. Rounding out our list of strongest winners was U.S.-based Pharmaceutical Resources, a generic drug maker.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE PORTFOLIO'S ABSOLUTE PERFORMANCE?

The Portfolio's investment in the United States, which accounted for a significant portion of the Portfolio's total assets, was the greatest supporter of absolute results. Also contributing to absolute performance was our exposure in Germany. Meanwhile, the Portfolio's top detractors in terms of geography were Japan and France, though they did not account for a high percentage of the Portfolio's total assets.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE PORTFOLIO'S RELATIVE PERFORMANCE?

While the majority of the Portfolio's holdings were based in the U.S., relative to the S&P 500(R) Index, which is comprised entirely of U.S. stocks, our exposure here was somewhat modest. This area happened to be the strongest relative performer for us during the quarter, due in large part to our strong stock selection. A number of well-chosen stocks in Germany aided our relative results as well. The Portfolio also held stocks that are based in Japan and the United Kingdom, which hurt the Portfolio's relative performance during the period. Japan in particular was a weak spot for us as select holdings there weighed heavily on our results.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE PORTFOLIO'S PERFORMANCE?

Relative to the unhedged benchmark index, our approach to currency hedging negatively impacted the Portfolio's performance.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

We will continue to try to manage volatility in the Portfolio through our fundamental research. Our primary focus, however, is to constantly seek out new ideas worldwide - looking for good management teams running solid businesses - while striving for a balance of investments across the life sciences sector.

26  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

Janus Aspen Global Life Sciences
Portfolio - Institutional Shares
$6,181

S&P 500(R) Index $7,037

INITIAL INVESTMENT OF $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Global Life Sciences Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Global Life Sciences Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, January 18, 2000, through June 30, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Global Life Sciences Portfolio - Institutional Shares ($6,181) as compared to the S&P 500 Index ($7,037).

                                FISCAL          ONE             SINCE
                             YEAR-TO-DATE       YEAR          INCEPTION*
--------------------------------------------------------------------------------
Janus Aspen Global Life
Sciences Portfolio -
Institutional Shares             12.20%        (2.22)%         (13.02)%
--------------------------------------------------------------------------------
Janus Aspen Global Life
Sciences Portfolio -
Service Shares                   12.27%        (2.39)%         (13.23)%
--------------------------------------------------------------------------------
S&P 500(R)Index                  11.75%         0.25%           (9.68)%

PORTFOLIO STRATEGY
--------------------------------------------------------------------------------

To seek long-term growth of capital by normally investing at least 80% of the Portfolio's net assets in securities of companies that the portfolio manager believes have a life sciences orientation. At least 25% of the Portfolio's total assets will normally be invested in the healthcare, pharmaceuticals, agriculture, cosmetics/personal care, and biotechnology industry groups.

PORTFOLIO ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Cash and Cash Equivalents - 0.1%
Common Stock - Foreign - 26.3%
Common Stock - Domestic - 73.6%

Number of Stocks: 69
Top 10 Equities: 31.0%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                             JUNE 30, 2003     DECEMBER 31, 2002

Amgen, Inc.                                           4.1%                  2.9%
Wyeth                                                 3.4%                  2.0%
Pfizer, Inc.                                          3.2%                  3.0%
Guidant Corp.                                         3.1%                  2.7%
Teva Pharmaceutical Industries,
  Ltd. (ADR)                                          3.1%                  2.7%
Genentech, Inc.                                       3.1%                  2.7%
Anthem, Inc.                                          3.0%                  3.0%
Alcon, Inc. (New York Shares)                         2.8%                  2.7%
Aetna, Inc.                                           2.6%                  1.1%
Gilead Sciences, Inc.                                 2.6%                  0.9%

TOP INDUSTRIES - PORTFOLIO VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[ ] Janus Aspen Global Life Sciences Portfolio    o S&P 500(R) Index

[BAR GRAPH]

                                               Janus Aspen
                                               Global Life           S&P 500(R)
                                            Sciences Portfolio         Index

Medical - Drugs                                    38.5%                8.2%
Medical - Biomedical and Genetic                   13.0%                1.2%
Medical - HMO                                      10.4%                0.7%
Medical Instruments                                 9.6%                1.2%
Medical Products                                    7.0%                2.3%
Therapeutics                                        4.9%                  0%
Pharmacy Services                                   3.1%                  0%
Optical Supplies                                    2.8%                  0%
Medical - Generic Drugs                             2.8%                  0%
Medical - Hospitals                                 1.8%                0.3%

--------------------------------------------------------------------------------
(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

* The Portfolio's inception date - 1/18/00.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

This Portfolio concentrates in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Morgan Stanley Capital International World IndexSM is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region. The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The DAX Index is the Deutsche Boerse's blue-chip index containing the 30 largest German issues admitted to the Official Market or the Regulated Market at the Frankfurt Stock Exchange. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Nikkei 225 Index is composed of the 225 largest stocks on the Tokyo Stock Exchange. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.

                                           Janus Aspen Series  June 30, 2003  27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 99.9%
Agricultural Operations - 0.5%
       7,725    Monsanto Co. ................................    $       167,169

Chemicals - Diversified - 0.3%
       3,630    Akzo Nobel N.V.** ...........................             96,207

Chemicals - Specialty - 0.5%
       3,195    Syngenta A.G.** .............................            160,158

Diagnostic Equipment - 0.6%
      18,405    Cytyc Corp.* ................................            193,621

Diagnostic Kits - 0.3%
       4,210    Dade Behring Holdings, Inc.* ................             96,704

Disposable Medical Products - 0.5%
       2,410    C.R. Bard, Inc. .............................            171,857

Diversified Operations - 1.6%
      26,375    Tyco International, Ltd. ....................            500,597

Instruments - Scientific - 0.6%
      10,290    Applera Corp. - Applied Biosystems Group ....            195,819

Medical - Biomedical and Genetic - 13.0%
      19,905    Amgen, Inc.* ................................          1,322,488
       7,580    Biogen, Inc.* ...............................            288,040
       6,065    Chiron Corp.* ...............................            265,162
      13,630    Genentech, Inc.* ............................            982,996
       6,990    Genzyme Corp.* ..............................            292,182
      11,505    Human Genome Sciences, Inc.* ................            146,344
      20,150    IDEC Pharmaceuticals Corp.* .................            685,100
       4,280    Invitrogen Corp.* ...........................            164,223

                                                                       4,146,535

Medical - Drugs - 38.5%
      10,409    Altana A.G.** ...............................            651,444
       8,464    Aventis S.A.** ..............................            465,665
      18,110    Bristol-Myers Squibb Co. ....................            491,686
       5,645    Celgene Corp.* ..............................            171,608
       8,900    Eli Lilly and Co. ...........................            613,833
       9,785    Forest Laboratories, Inc.* ..................            535,729
       9,000    Fujisawa Pharmaceutical Company, Ltd.** .....            168,645
      19,307    GlaxoSmithKline PLC** .......................            389,645
       8,118    H. Lundbeck S.A. ............................            164,365
      13,010    IVAX Corp.* .................................            232,229
       5,350    Ligand Pharmaceuticals, Inc. - Class B* .....             72,707
      16,185    MedImmune, Inc.* ............................            588,648
       8,270    Merck & Company, Inc. .......................            500,748
       8,737    Novo Nordisk S.A. ...........................            305,858
      14,130    OSI Pharmaceuticals, Inc.* ..................            455,127
      29,636    Pfizer, Inc. ................................          1,012,069
      10,594    Roche Holding A.G.** ........................            830,992
       9,571    Schering A.G.** .............................            467,109
      26,305    Schering-Plough Corp. .......................            489,273
      14,380    Sepracor, Inc.* .............................            259,271
         323    Serono S.A. - Class B** .....................            189,812
      31,000    Shionogi & Company, Ltd.** ..................            420,046
       8,200    SICOR, Inc.* ................................            166,788
      17,385    Teva Pharmaceutical Industries, Ltd. (ADR) ..            989,728
      24,185    Wyeth .......................................          1,101,627
      22,700    Yamanouchi Pharmaceutical Company, Ltd.** ...            591,722

                                                                      12,326,374

Medical - Generic Drugs - 2.8%
       5,482    Barr Laboratories, Inc.* ....................    $       359,071
      10,830    Pharmaceutical Resources, Inc.* .............            526,988

                                                                         886,059

Medical - HMO - 10.4%
      13,940    Aetna, Inc. .................................            839,188
      12,385    Anthem, Inc.* ...............................            955,503
      14,580    UnitedHealth Group, Inc. ....................            732,645
       9,590    WellPoint Health Networks, Inc.* ............            808,437

                                                                       3,335,773

Medical - Hospitals - 1.8%
      31,075    Health Management Associates, Inc.
                  - Class A .................................            573,334

Medical - Wholesale Drug Distributors - 1.1%
       5,380    Cardinal Health, Inc. .......................            345,934

Medical Instruments - 9.6%
      10,925    Boston Scientific Corp.* ....................            667,517
      22,320    Guidant Corp. ...............................            990,785
      13,365    Medtronic, Inc. .............................            641,119
      13,615    St. Jude Medical, Inc.* .....................            782,862

                                                                       3,082,283

Medical Products - 7.0%
      21,967    Amersham PLC** ..............................            164,843
      26,092    Biomet, Inc. ................................            747,797
       1,330    INAMED Corp.* ...............................             71,408
     106,702    Smith & Nephew PLC** ........................            613,184
         488    Synthes-Stratec, Inc.** .....................            350,542
       6,635    Zimmer Holdings, Inc.* ......................            298,907

                                                                       2,246,681

Optical Supplies - 2.8%
      19,410    Alcon, Inc. (New York Shares)** .............            887,037

Pharmacy Services - 3.1%
      29,190    Caremark Rx, Inc.* ..........................            749,599
       3,795    Express Scripts, Inc. - Class A* ............            259,274

                                                                       1,008,873

Therapeutics - 4.9%
      11,350    BioMarin Pharmaceutical, Inc.* ..............            110,776
      14,995    Gilead Sciences, Inc.* ......................            833,422
       6,935    MGI Pharma, Inc.* ...........................            177,744
       3,905    Neurocrine Biosciences, Inc.* ...............            195,016
       7,810    NPS Pharmaceuticals, Inc.* ..................            190,095
       3,270    Vicuron Pharmaceuticals, Inc.* ..............             46,369

                                                                       1,553,422
--------------------------------------------------------------------------------
Total Common Stock (cost $26,484,898) .......................         31,974,437
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

28  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Repurchase Agreement - 0.9%
$    300,000    ABN AMRO Bank N.V., 1.25%
                  dated 6/30/03, maturing 7/1/03
                  to be repurchased at $300,010
                  collateralized by $29,283
                  in Collateralized Mortgage Obligations
                  4.848%, 10/25/32, AAA
                  $445,298 in U.S. Government Agencies
                  0%-7.50%, 8/16/06-1/1/33
                  $73,604 in U.S. Treasury Bills
                  0%, 11/15/10-5/15/14; with respective
                  values of $27,017, $226,659
                  and $52,324 (cost $300,000) ...............    $       300,000
--------------------------------------------------------------------------------
Total Investments (total cost $26,784,898) - 100.8% .........         32,274,437
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.8)%        (268,839)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $    32,005,598
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            1.5%          $       500,597
Denmark                                            1.4%                  470,223
France                                             1.4%                  465,665
Germany                                            3.5%                1,118,553
Israel                                             3.1%                  989,728
Japan                                              3.7%                1,180,413
Netherlands                                        0.3%                   96,207
Switzerland                                        7.5%                2,418,541
United Kingdom                                     3.6%                1,167,672
United States++                                   74.0%               23,866,838
--------------------------------------------------------------------------------
Total                                            100.0%          $    32,274,437

++ Includes Short-Term Securities (73.0% excluding Short-Term Securities)

Forward Currency Contracts, Open at June 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 10/17/03             40,000    $        65,511    $        (3,511)
Euro 9/26/03                      400,000            458,093            (33,299)
Japanese Yen 9/26/03           30,000,000            250,631                798
Swiss Franc 9/26/03               100,000             73,999             (1,299)
--------------------------------------------------------------------------------
Total                                        $       848,234    $       (37,311)

See Notes to Schedules of Investments and Financial Statements.

                                           Janus Aspen Series  June 30, 2003  29

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO

[PHOTO]
Mike Lu
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended June 30, 2003, the Portfolio gained 18.61% for its Institutional Shares, 18.26% for its Service Shares and 18.85% for its Service II Shares, while its benchmark, the S&P 500(R) Index, gained 11.75%.(1) For the 12-month period ended June 30, 2003, the Portfolio's Institutional Shares earned a third-quartile position, ranking 92nd out of 130 variable annuity specialty/miscellaneous funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

Most of the major international market indices ended the period firmly in positive territory. Overall, a late-2002 surge in most of the broader indices turned south early in the period as a slowing economic recovery, particularly on the European continent, a looming war with Iraq and other geopolitical concerns ensued. European markets, however, were aided by the European Central Bank's decision in June to cut rates by 0.50%. Global markets also showed signs of improvement, regaining lost ground when hostilities in Iraq began in mid-March. The Morgan Stanley Capital International World IndexSM ended the period with an 11.12% return, while the Morgan Stanley Capital International Europe, Australia and Far East Index posted a gain of 9.47%. Turning to individual regions, Germany fared best among non-U.S. markets, with an 11.34% return for the DAX Index. Performance, while positive, was less pronounced in France and the UK. Meanwhile, both France and Germany continue to experience high unemployment and the lowest consumer confidence in years. In Asia, recession-weary Japan's primary indicator, the Nikkei 225 Index, gained during the period, while the rest of Asia also showed signs of improvement.

All three major U.S. stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 9.02% the broad-based Standard & Poor's 500(R) Index adding 11.75%, and the growth-oriented NASDAQ Composite Index climbing 21.51% for the six months.

A number of foreign currencies gained considerably against the U.S. dollar during the period. Advances were particularly notable for the euro, which traded above the official launch rate of $1.17 for a brief time in late May and early June before giving back a portion of its gain.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Global information technology company Infosys Technologies, which is based in India, was the Portfolio's largest laggard during the period, followed by U.S. defense contractor Lockheed Martin. Other disappointments included Intuit, a provider of small business, tax preparation and personal finance software products and services that is also headquartered in the U.S. Also detracting from our results were Japanese electronics manufacturer Sony Corp. and Thomson SA, a French provider of technologies, systems and services to consumers and professionals in the entertainment and media industries.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Among the Portfolio's top contributors were Internet retailer Amazon.com and video game publisher Electronic Arts, two U.S.-based companies. UTStarcom, a global provider of wireless and wireline access and Internet protocol (IP) switching solutions headquartered here in the U.S., also added to the Portfolio's gains, as did Bermuda-based Marvell Technology Group, a global semiconductor provider that specializes in broadband communications and storage solutions. Rounding out our list of strongest winners was online auctioneer eBay, another U.S. company.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE PORTFOLIO'S ABSOLUTE PERFORMANCE?

Our exposure to Japan and the U.S. contributed the strongest gains toward our absolute performance. While a modest portion of the Portfolio's assets were invested in Japan, more than 50% of its assets were invested in U.S. stocks. On the downside, India and Bermuda were two regions that detracted from our absolute results. Our exposure in both countries was fairly minimal.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK?

While the majority of the Portfolio's holdings were based in the U.S., relative to the S&P 500(R) Index, which is comprised entirely of U.S. stocks, our exposure here was somewhat modest. This area happened to be the strongest performer for us on a relative basis during the period, due in large part to our strong stock selection. A number of well-chosen stocks in Japan also aided our relative results. The Portfolio also held stocks that are based in Finland and India, which hurt the Portfolio's relative performance during the period. India in particular was a weak spot for us as select holdings there weighed heavily on our results.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

While we will closely monitor macroeconomic factors and their potential impact on our companies' end-demand trends, our outlook remains cautiously optimistic given lean inventory levels throughout the industry and incremental increases in demand in select end-markets. Our belief remains that the financial markets will again behave more in sync with realistic business fundamentals and be less affected by purely psychological factors.

30  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

Janus Aspen Global Technology
Portfolio - Institutional Shares
$2,917

S&P 500(R) Index $7,037

INITIAL INVESTMENT OF $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Global Technology Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Global Technology Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, January 18, 2000, through June 30, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Global Technology Portfolio - Institutional Shares ($2,917) as compared to the S&P 500 Index ($7,037).

                                       FISCAL          ONE           SINCE
                                     YEAR-TO-DATE      YEAR        INCEPTION*
--------------------------------------------------------------------------------
Janus Aspen Global Technology
Portfolio - Institutional Shares        18.61%        (0.36)%        (30.04)%
--------------------------------------------------------------------------------
Janus Aspen Global Technology
Portfolio - Service Shares              18.26%        (0.70)%        (30.26)%
--------------------------------------------------------------------------------
Janus Aspen Global Technology
Portfolio - Service II Shares           18.85%        (0.34)%        (30.26)%
--------------------------------------------------------------------------------
S&P 500(R)Index                         11.75%         0.25%          (9.68)%

PORTFOLIO STRATEGY
--------------------------------------------------------------------------------

To seek long-term growth of capital by normally investing at least 80% of the Portfolio's net assets in securities of domestic and foreign issuers that its portfolio manager believes will benefit significantly from advancements or improvements in technology. These businesses may include companies in the semiconductor, computer systems, networking, telecommunications, and software industries.

PORTFOLIO ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Preferred Stock - 0.5%
Corporate Bonds - 1.0%
Cash and Cash Equivalents - 9.7%
Common Stock - Foreign - 34.8%
Common Stock - Domestic - 54.0%

Number of Stocks: 88
Top 10 Equities: 32.3%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                             JUNE 30, 2003     DECEMBER 31, 2002

Nokia Oyj                                             5.2%                  6.0%
Electronic Arts, Inc.                                 4.5%                  4.6%
Microsoft Corp.                                       3.7%                  6.0%
Amazon.com, Inc.                                      3.4%                  2.8%
Dell Computer Corp.                                   3.4%                  3.1%
Intuit, Inc.                                          3.0%                  5.3%
Nissan Motor Company, Ltd.                            2.6%                  2.9%
UTStarcom, Inc.                                       2.4%                  2.3%
Texas Instruments, Inc.                               2.1%                  1.9%
eBay, Inc.                                            2.0%                  2.5%

TOP INDUSTRIES - PORTFOLIO VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[ ] Janus Aspen Global Technology Portfolio       o S&P 500(R) Index

[BAR GRAPH]

                                                Janus Aspen
                                             Global Technology       S&P 500(R)
                                                 Portfolio             Index

Telecommunication Equipment                         9.5%                0.3%
Applications Software                               8.0%                3.3%
Electronic Components - Semiconductors              7.3%                2.4%
Computers                                           5.3%                3.5%
Entertainment Software                              4.5%                0.1%
Electronic Components - Miscellaneous               4.3%                0.1%
Semiconductor Components - Integrated Circuits      4.1%                0.4%
E-Commerce/Products                                 3.4%                  0%
Semiconductor Equipment                             3.3%                0.5%
Computers - Peripheral Equipment                    2.6%                0.1%

--------------------------------------------------------------------------------
(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

* The Portfolio's inception date - 1/18/00.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Returns shown for Service II Shares for periods prior to their inception (12/31/01) are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service II Shares.

This Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio. Nondiversified portfolios may experience greater price volatility.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Morgan Stanley Capital International World IndexSM is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region. The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The DAX Index is the Deutsche Boerse's blue-chip index containing the 30 largest German issues admitted to the Official Market or the Regulated Market at the Frankfurt Stock Exchange. The Nikkei 225 Index is composed of the 225 largest stocks on the Tokyo Stock Exchange. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.

                                           Janus Aspen Series  June 30, 2003  31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 88.8%
Aerospace and Defense - 1.9%
      75,045    Embraer-Empresa Brasileira de
                  Aeronautica S.A. (ADR) ....................    $     1,433,360
      36,120    Lockheed Martin Corp. .......................          1,718,228

                                                                       3,151,588

Applications Software - 7.5%
       9,339    Infosys Technologies, Ltd. ..................            656,132
     113,060    Intuit, Inc.* ...............................          5,034,562
      18,085    Mercury Interactive Corp.*,# ................            698,262
     241,060    Microsoft Corp. .............................          6,173,546

                                                                      12,562,502

Audio and Video Products - 1.1%
      50,000    Matsushita Electric Industrial Co.** ........            495,107
      90,221    Thomson**,# .................................          1,391,411

                                                                       1,886,518

Automotive - Cars and Light Trucks - 2.6%
     448,000    Nissan Motor Company, Ltd.** ................          4,283,190

Broadcast Services and Programming - 0.5%
      77,535    Liberty Media Corp. - Class A* ..............            896,305

Cable Television - 1.6%
     144,110    British Sky Broadcasting Group PLC*,** ......          1,596,862
      32,485    EchoStar Communications Corp. - Class A* ....          1,124,631

                                                                       2,721,493

Cellular Telecommunications - 1.2%
     111,900    China Mobile, Ltd. (ADR)**,# ................          1,317,063
     349,718    Vodafone Group PLC** ........................            683,854

                                                                       2,000,917

Computer Aided Design - 0.2%
       9,599    Dassault Systemes S.A.**,# ..................            315,256

Computer Data Security - 0.3%
      19,675    NetScreen Technologies, Inc.*,# .............            443,671

Computer Services - 2.4%
      67,292    Atos Origin S.A.*,**,# ......................          2,327,502
     712,779    LogicaCMG PLC** .............................          1,699,613

                                                                       4,027,115

Computer Software - 0.5%
     187,687    Misys PLC** .................................            792,869

Computers - 5.3%
     176,310    Dell Computer Corp.* ........................          5,634,868
      37,890    IBM Corp. ...................................          3,125,925
     278,000    Legend Group, Ltd.**,# ......................             92,689

                                                                       8,853,482
Computers - Integrated Systems - 1.4%
      54,025    Diebold, Inc. ...............................          2,336,581

Computers - Memory Devices - 2.2%
     155,260    EMC Corp.* ..................................          1,625,572
      69,462    VERITAS Software Corp.* .....................          1,991,476

                                                                       3,617,048

Computers - Peripheral Equipment - 2.6%
     772,300    Hon Hai Precision Industry Company, Ltd. ....          2,800,452
      42,446    Logitech International S.A.* ................          1,591,874

                                                                       4,392,326

Diversified Operations - 0.4%
      56,779    Smiths Group PLC** ..........................    $       661,250

E-Commerce/Products - 3.4%
     156,905    Amazon.com, Inc.* ...........................          5,725,463

E-Commerce/Services - 2.0%
      31,475    eBay, Inc.* .................................          3,279,065

Electronic Components - Miscellaneous - 4.3%
     126,293    Koninklijke (Royal) Philips Electronics N.V.**         2,401,658
      18,190    LG Electronics, Inc.** ......................            758,361
       9,490    Samsung Electronics Company, Ltd.** .........          2,820,385
      15,050    Samsung SDI Company, Ltd.** .................          1,140,247

                                                                       7,120,651

Electronic Components - Semiconductors - 6.9%
     577,279    ARM Holdings PLC*,** ........................            638,246
      47,125    Broadcom Corp. - Class A*,# .................          1,173,884
       8,300    Intersil Corp. - Class A*,# .................            220,863
      82,475    Micron Technology, Inc.*,# ..................            959,184
       4,030    QLogic Corp.*,# .............................            194,770
      55,571    STMicroelectronics N.V.** ...................          1,165,254
      93,533    STMicroelectronics N.V. (New York Shares)** .          1,944,551
     198,550    Texas Instruments, Inc. .....................          3,494,480
      67,550    Xilinx, Inc.* ...............................          1,709,690

                                                                      11,500,922

Electronic Design Automation - 2.1%
     138,925    Cadence Design Systems, Inc.* ...............          1,675,436
      30,420    Synopsys, Inc.*,# ...........................          1,881,477

                                                                       3,556,913

Electronic Forms - 0.6%
      32,880    Adobe Systems, Inc. .........................          1,054,462

Electronic Measuring Instruments - 0.3%
      11,000    Advantest Corp.** ...........................            487,362

Enterprise Software/Services - 1.3%
      19,515    Business Objects S.A. (ADR)*,**,# ...........            428,354
      28,830    Computer Associates International, Inc. .....            642,332
       7,323    SAP A.G.**,# ................................            857,750
       6,190    SAP A.G. (ADR)** ............................            180,872

                                                                       2,109,308

Entertainment Software - 4.5%
     100,575    Electronic Arts, Inc.* ......................          7,441,544

Internet Connectivity Services - 0.5%
      54,940    NDS Group PLC (ADR)*,** .....................            851,021

Internet Security - 1.7%
      63,650    Check Point Software Technologies, Ltd.* ....          1,244,358
      36,390    Symantec Corp.*,# ...........................          1,596,065

                                                                       2,840,423

Life and Health Insurance - 0.5%
      24,820    AFLAC, Inc. .................................            763,215

Medical Instruments - 0.7%
      24,805    Medtronic, Inc. .............................          1,189,896

Multimedia - 0.9%
      54,190    AOL Time Warner, Inc.* ......................            871,917
      36,220    Walt Disney Co. .............................            715,345

                                                                       1,587,262

Networking Products - 1.4%
     136,495    Cisco Systems, Inc.* ........................          2,278,102

See Notes to Schedules of Investments and Financial Statements.

32  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Office Automation and Equipment - 1.3%
      48,000    Canon, Inc.** ...............................    $     2,202,624

Retail - Mail Order - 0.7%
      40,310    Sharper Image Corp.*,# ......................          1,099,254

Security Services - 0.6%
      34,445    Kroll, Inc.*,# ..............................            932,082

Semiconductor Components/Integrated Circuits - 4.1%
      40,205    Emulex Corp.*,# .............................            915,468
      88,225    Marvell Technology Group, Ltd.* .............          3,032,293
      51,550    Maxim Integrated Products, Inc. .............          1,762,495
     720,000    Taiwan Semiconductor Manufacturing
                  Company, Ltd.* ............................          1,185,784

                                                                       6,896,040

Semiconductor Equipment - 3.3%
      84,885    Applied Materials, Inc.* ....................          1,346,276
      22,485    KLA-Tencor Corp.* ...........................          1,045,328
      30,870    Novellus Systems, Inc.* .....................          1,130,490
      81,675    Teradyne, Inc.*,# ...........................          1,413,794
      10,400    Tokyo Electron, Ltd.** ......................            492,825

                                                                       5,428,713

Telecommunication Equipment - 9.5%
     138,925    Alcatel S.A. (ADR)*,**,# ....................          1,243,379
      49,605    Arris Group, Inc.* ..........................            246,041
      31,490    Harris Corp. ................................            946,274
     229,726    Nokia Oyj** .................................          3,782,953
     300,985    Nokia Oyj (ADR)** ...........................          4,945,183
      46,185    Telefonaktiebolaget LM Ericsson (ADR)*,# ....            490,947
     115,445    UTStarcom, Inc.*,# ..........................          4,106,379

                                                                      15,761,156

Telecommunication Equipment - Fiber Optics - 0.4%
     122,450    CIENA Corp.* ................................            635,516

Telecommunication Services - 1.2%
      49,795    Amdocs, Ltd. (New York Shares)*,** ..........          1,195,080
   3,290,000    China Telecom Corporation, Ltd.** ...........            755,194

                                                                       1,950,274

Toys - 1.7%
     153,525    Mattel, Inc. ................................          2,904,693

Web Portals/Internet Service Providers - 2.3%
         100    Yahoo Japan Corp.*,** .......................          1,623,985
      69,805    Yahoo!, Inc.* ...............................          2,286,812

                                                                       3,910,797

Wireless Equipment - 0.9%
       2,899    Crown Castle International Corp.*,# .........             22,525
      40,585    QUALCOMM, Inc. ..............................          1,450,914

                                                                       1,473,439
--------------------------------------------------------------------------------
Total Common Stock (cost $148,409,517) ......................        147,922,308
--------------------------------------------------------------------------------
Corporate Bonds - 1.0%
Applications Software - 0.5%
$    900,000    Mercury Interactive Corp., 4.75%
                  convertible notes, due 7/1/07 (144A)ss. ...    $       887,625

Electronic Components - Semiconductors - 0.4%
     650,000    International Rectifier Corp., 4.25%
                  convertible subordinated notes
                  due 7/15/07 ...............................            632,937

Networking Products - 0.1%
   1,000,000    Candescent Technologies Corp., 8.00%
                  convertible senior subordinated
                  debentures, due 5/1/03 (144A)(omega),(delta),ss.        85,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $2,321,102) .....................          1,605,562
--------------------------------------------------------------------------------
Preferred Stock - 0.5%
Wireless Equipment - 0.5%
      22,585    Crown Castle International Corp.
                  convertible, 6.25%
                  (cost $1,129,251) .........................            934,454
--------------------------------------------------------------------------------
Repurchase Agreement - 9.8%
$ 16,400,000    ABN AMRO Bank N.V., 1.25%
                  dated 6/30/03, maturing 7/1/03
                  to be repurchased at $16,400,569
                  collateralized by $1,600,824
                  in Collateralized Mortgage Obligations
                  4.848%, 10/25/32, AAA
                  $24,342,933 in U.S. Government
                  Agencies, 0%-7.50%, 8/16/06-1/1/33
                  $4,023,701 in U.S. Treasury Bills
                  0%, 11/15/10-5/15/14; with respective
                  values of $1,476,925, $12,390,687
                  and $2,860,389 (cost $16,400,000) .........         16,400,000
--------------------------------------------------------------------------------
Total Investments (total cost $168,259,870) - 100.1% ........        166,862,324
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.1)%        (207,905)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   166,654,419
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

                                           Janus Aspen Series  June 30, 2003  33

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO

Summary of Investments by Country, June 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            1.8%          $     3,032,293
Brazil                                             0.9%                1,433,360
China                                              0.5%                  755,194
Finland                                            5.2%                8,728,136
France                                             3.4%                5,705,902
Germany                                            0.6%                1,038,622
Hong Kong                                          0.8%                1,409,752
India                                              0.4%                  656,132
Israel                                             0.8%                1,244,358
Japan                                              5.7%                9,585,093
Netherlands                                        3.3%                5,511,463
South Korea                                        2.8%                4,718,993
Sweden                                             0.3%                  490,947
Switzerland                                        1.0%                1,591,874
Taiwan                                             2.4%                3,986,236
United Kingdom                                     4.9%                8,118,795
United States++                                   65.2%              108,855,174
--------------------------------------------------------------------------------
Total                                            100.0%          $   166,862,324

++ Includes Short-Term Securities (55.4% excluding Short-Term Securities)

Forward Currency Contracts, Open at June 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 8/8/03               30,000    $        49,358    $        (2,048)
British Pound 9/26/03             160,000            262,396            (13,501)
British Pound 10/17/03            160,000            262,043            (14,043)
Euro 8/8/03                     1,050,000          1,204,146            (72,876)
Euro 9/26/03                      550,000            629,878            (45,786)
Euro 10/17/03                     200,000            228,917            (15,917)
Hong Kong Dollar
  8/8/03                        7,000,000            897,694               (879)
Hong Kong Dollar
  9/26/03                       4,900,000            628,352               (453)
Japanese Yen 9/26/03          220,000,000          1,837,961              6,107
Japanese Yen 10/17/03         220,000,000          1,839,192             (4,329)
South Korean Won
  11/12/03                  1,500,000,000          1,243,781            (16,436)
South Korean Won
  11/21/03                    500,000,000            414,339             (2,647)
--------------------------------------------------------------------------------
Total                                        $     9,498,057    $      (182,808)

See Notes to Schedules of Investments and Financial Statements.

34  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO

[PHOTO]
Brent Lynn
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended June 30, 2003, the Portfolio gained 6.51% for its Institutional Shares, 6.33% for its Service Shares and 6.34% for its Service II Shares, while its benchmark, the Morgan Stanley Capital International EAFE(R) Index, gained 9.47%.(1) For the 12-month period ended June 30, 2003, the Portfolio's Institutional Shares earned a third-quartile position, ranking 127th out of 188 variable annuity international funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

Most of the major international market indices ended the period firmly in positive territory. Overall, a late-year surge in most of the broader indices turned south early in the period as a slowing economic recovery, particularly on the European continent, a looming war with Iraq and other geopolitical concerns ensued. European markets, however, were aided by the European Central Bank's decision in June to cut rates by 0.50%. Global markets also showed signs of improvement, regaining lost ground when hostilities in Iraq began in mid-March. The Morgan Stanley Capital International World IndexSM ended the period with an 11.12% return, while the Morgan Stanley Capital International Europe, Australia and Far East Index posted a gain of 9.47%. Turning to individual regions, Germany fared best among non-U.S. markets, with an 11.34% return for the DAX Index. Performance, while positive, was less pronounced in France and the UK. Meanwhile, both France and Germany continue to experience high unemployment and the lowest consumer confidence in years. In Asia, recession-weary Japan's primary indicator, the Nikkei 225 Index, gained during the period, while the rest of Asia also showed signs of improvement.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Japan's Sony Corp., which produces consumer electronics and distributes media content on a worldwide basis, was our single biggest disappointment during the period. Our holdings of software developer and computer services concern Satyam Computers, which is based in India, also worked against us. Meanwhile, Stockholm-based lock maker Assa Abloy and technical publisher Wolters-Kluwer, which is based in the Netherlands, ranked among our biggest disappointments. Also among our list of detractors was Switzerland's Swiss Re, a reinsurance company.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

On the positive side, our position in Amdocs, Ltd. advanced sharply, a performance that enabled the Israel-based business services firm to emerge as our top contributor during the period. Our holdings of Yahoo Japan - which stands out as that country's top provider of Internet-related services and e-tailing - also contributed to performance. Two energy companies, Canadian oil and gas producer EnCana and Indian refiner Reliance Industries, also ranked among our best performers. Finally, our holdings of Spanish-language media concern Grupo Televisa, which is based in Mexico but distributes programming worldwide, also distinguished itself as a top performer.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE PORTFOLIO'S PERFORMANCE?

Currency hedges in place during the early part of the period detracted from performance as the U.S. dollar weakened against a broad range of international currencies. We have removed all of the currency hedges.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S ABSOLUTE
PERFORMANCE?

The energy sector, which represented our single largest exposure, was also our biggest contributor to absolute performance. Information technology ranked a close second in terms of contribution. Our industrial and materials stocks declined, making these two sectors the biggest overall detractors from performance.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE PORTFOLIO'S ABSOLUTE PERFORMANCE?

On an absolute basis, our investments in France, Canada and the United Kingdom were our largest positive contributors. These three countries also ranked among our largest overall exposures when viewed by percent of total assets. Our three biggest detractors from absolute performance were Sweden, Japan and Hong Kong.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK?

Our energy stocks performed well as a group, even though energy stocks as a whole performed poorly relative to the market at large. Individual standouts such as Reliance and EnCana - both discussed above - allowed energy to rank as our single best-performing sector during the period. Information technology, a sector where we built roughly twice the exposure of our benchmark, was also an area of strength for the Portfolio given the strong performance posted by the sector in general. On the downside, individual disappointments in the industrial and materials sectors worked against us, causing these two sectors to become our biggest areas of weakness. Financial services and telecommunications, areas where we carried substantially less exposure than our benchmark, also held back results on a relative basis while nonetheless contributing positively to absolute results.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK?

On a relative basis, our investments in Canada - a country that is not represented in our benchmark - were our top contributors. Several individual standouts in France also helped our relative performance, while our decision to underweight Japan, a country that lagged other markets, also proved well-considered. On the downside, individual missteps in Sweden and Germany caused these two countries to standout as areas of weakness within the Portfolio, while our substantial underweighting in Australia, which performed relatively well, also worked against the Portfolio.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

Our approach to managing the Portfolio during these unsettling times centers on achieving an appropriate mix of what we believe are steady, predictable earnings growers and other, more economically sensitive companies that are currently operating in depressed sectors but are executing well and appear to be positioned to benefit from an eventual uptick in economic growth. The fundamental research process will remain strictly focused on finding great franchises with strong balance sheets, solid execution, strong cash flow generation and attractive valuations.

                                           Janus Aspen Series  June 30, 2003  35

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

Janus Aspen International
Growth Portfolio - Institutional
Shares $20,885

Morgan Stanley Capital
International EAFE(R) Index
$11,335

INITIAL INVESTMENT OF $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen International Growth Portfolio - Institutional Shares and the Morgan Stanley Capital International EAFE Index. Janus Aspen International Growth Portfolio - Institutional Shares is represented by a shaded area of green. The Morgan Stanley Capital International EAFE Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through June 30, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen International Growth Portfolio - Institutional Shares ($20,885) as compared to the Morgan Stanley Capital International EAFE Index ($11,335).

                                    FISCAL       ONE         FIVE        SINCE
                                 YEAR-TO-DATE    YEAR        YEAR     INCEPTION*
--------------------------------------------------------------------------------
Janus Aspen International
Growth Portfolio -
Institutional Shares                 6.51%      (9.90)%     (2.21)%      8.37%
--------------------------------------------------------------------------------
Janus Aspen International
Growth Portfolio - Service Shares    6.33%     (10.12)%     (2.72)%      8.37%
--------------------------------------------------------------------------------
Janus Aspen International
Growth Portfolio -
Service II Shares                    6.34%     (10.05)%     (2.66)%      8.37%
--------------------------------------------------------------------------------
Morgan Stanley Capital
International EAFE(R)Index           9.47%      (6.46)%     (4.00)%      1.38%

PORTFOLIO STRATEGY
--------------------------------------------------------------------------------

To seek long-term growth of capital primarily through investments in common stocks of issuers located outside of the United States. The Portfolio has the flexibility to invest in non-U.S. companies and other organizations of any size, regardless of country of organization or place of principal business activity.

PORTFOLIO ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Common Stock - Domestic - 1.0%
Cash and Cash Equivalents - 1.8%
Common Stock - Foreign - 97.2%

Number of Stocks: 105
Top 10 Equities: 22.3%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                             JUNE 30, 2003     DECEMBER 31, 2002

Reliance Industries, Ltd.                             3.2%                  2.0%
Total S.A. - Class B                                  2.5%                  2.2%
EnCana Corp.                                          2.5%                  1.8%
Roche Holding A.G.                                    2.1%                   --
Aventis S.A                                           2.1%                  0.5%
Grupo Televisa S.A. (ADR)                             2.0%                  2.1%
STMicroelectronics N.V.                               2.0%                  1.7%
Samsung Electronics Company, Ltd.                     2.0%                  1.7%
Vodafone Group PLC                                    2.0%                  0.6%
Amdocs, Ltd. (New York Shares)                        1.9%                   --

TOP INDUSTRIES - PORTFOLIO VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[ ] Janus Aspen International Growth Portfolio     o Morgan Stanley Capital
                                                     International EAFE(R) Index

[BAR GRAPH]

                                                                 Morgan Stanley
                                               Janus Aspen           Capital
                                              International       International
                                             Growth Portfolio     EAFE(R) Index

Medical - Drugs                                    10.0%                8.7%
Money Center Banks                                  8.7%               12.4%
Oil Companies - Integrated                          7.4%                8.6%
Cellular Telecommunications                         5.4%                3.3%
Oil Companies - Exploration and Production          4.1%                0.1%

TOP COUNTRIES - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR GRAPH]

United Kingdom                                    17.5%
France                                            11.2%
Switzerland                                       10.3%
Canada                                             8.4%
Japan                                              8.2%

--------------------------------------------------------------------------------
(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of June 30, 2003, Lipper ranked Janus Aspen International Growth Portfolio - Institutional Shares 30th out of 105 variable annuity international funds for the 5-year period.

* The Portfolio's inception date - 5/2/94.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Effective June 16, 2003, Helen Young Hayes is no longer the co-manager of Janus Aspen International Growth Portfolio, and Brent Lynn is the sole portfolio manager of the Portfolio.

Returns shown for Service and Service II Shares for periods prior to their inception (12/31/99 and 12/31/01, respectively) are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service and Service II Shares.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The Morgan Stanley Capital International World IndexSM is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region. The DAX Index is the Deutsche Boerse's blue-chip index containing the 30 largest German issues admitted to the Official Market or the Regulated Market at the Frankfurt Stock Exchange. The Nikkei 225 Index is composed of the 225 largest stocks on the Tokyo Stock Exchange. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The Adviser has contractually agreed to waive a portion of the Portfolio's expenses. Without such waivers, the Portfolio's total return would have been lower.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.

36  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 98.2%
Advertising Sales - 0.6%
   1,186,256    Telefonica Publicidad e Informacion S.A. ....    $     5,734,983
Advertising Services - 2.0%
   1,743,426    Aegis Group PLC .............................          2,288,319
   2,208,780    WPP Group PLC ...............................         17,313,044

                                                                      19,601,363

Agricultural Chemicals - 0.4%
      66,345    Potash Corporation of Saskatchewan, Inc.
                  (New York Shares) .........................          4,246,080

Applications Software - 1.5%
     127,731    Infosys Technologies, Ltd. ..................          8,974,021
   1,425,096    Satyam Computer Services, Ltd. ..............          5,898,802

                                                                      14,872,823

Athletic Footwear - 0%
       1,952    Puma A.G. Rudolf Dassler Sport ..............            192,102

Audio and Video Products - 0.9%
     601,652    Thomson# ....................................          9,278,825

Automotive - Truck Parts and Equipment - Original - 0%
       3,510    TI Automotive, Ltd.*,ss. ....................                  0

Beverages - Wine and Spirits - 0.5%
     476,495    Diageo PLC ..................................          5,087,331

Brewery - 0.5%
     226,498    Interbrew S.A. ..............................          5,032,885

Broadcast Services and Programming - 2.0%
     584,956    Grupo Televisa S.A. (ADR) ...................         20,180,982

Cable Television - 0.5%
     457,011    British Sky Broadcasting Group PLC* .........          5,064,074

Cellular Telecommunications - 5.4%
   6,436,640    China Mobile, Ltd. ..........................         15,187,510
       4,421    NTT DoCoMo, Inc. ............................          9,572,851
   1,848,896    Telecom Italia Mobile S.p.A.# ...............          9,150,849
   9,693,918    Vodafone Group PLC ..........................         18,955,929
      30,536    Vodafone Group PLC (ADR)# ...................            600,032

                                                                      53,467,171

Chemicals - Specialty - 1.5%
      82,369    Ciba Specialty Chemicals A.G. ...............          4,986,385
      12,194    Givaudan S.A. ...............................          5,131,321
      97,621    Syngenta A.G.# ..............................          4,893,518

                                                                      15,011,224

Commercial Banks - 3.5%
   1,036,106    Anglo Irish Bank Corporation PLC ............          9,137,703
     535,103    Credit Agricole S.A.# .......................         10,169,674
      60,146    Julius Baer Holding, Ltd. ...................         14,741,884

                                                                      34,049,261

Computer Services - 2.5%
     230,023    Atos Origin S.A.*,# .........................          7,956,056
   3,536,298    LogicaCMG PLC ...............................          8,432,262
     494,023    TietoEnator Oyj .............................          8,316,733

                                                                      24,705,051

Cooperative Banks - 0.7%
     574,574    Banco Popolare di Verona e Novara Scrl ......          7,911,098

Cosmetics and Toiletries - 0.8%
     392,000    Kao Corp. ...................................          7,296,440

Diversified Financial Services - 2.5%
     230,009    Deutsche Boerse A.G. ........................    $    12,123,531
     510,058    Euronext N.V. ...............................         12,645,728

                                                                      24,769,259
Diversified Minerals - 1.6%
     531,945    Companhia Vale do Rio Doce (ADR) ............         15,777,489

Diversified Operations - 1.0%
     816,333    Smiths Group PLC ............................          9,507,046

Electric Products - Miscellaneous - 2.0%
      67,200    Samsung Electronics Company, Ltd. ...........         19,971,534

Electronic Components - Miscellaneous - 0%
         500    Koninklijke (Royal) Philips Electronics N.V.               9,508

Electronic Components - Semiconductors - 3.8%
  13,227,025    ARM Holdings PLC* ...........................         14,623,938
     289,327    Infineon Technologies A.G.* .................          2,780,904
         200    Rohm Company, Ltd. ..........................             21,803
     962,073    STMicroelectronics N.V. .....................         20,173,462

                                                                      37,600,107

Finance - Investment Bankers/Brokers - 0.7%
     569,000    Nomura Holdings, Inc. .......................          7,221,787

Finance - Mortgage Loan/Banker - 1.0%
   1,121,940    Housing Development Finance
                  Corporation, Ltd. .........................          9,878,243

Food - Diversified - 1.8%
      55,569    Groupe Danone# ..............................          7,689,379
     183,754    Unilever N.V. ...............................          9,858,510

                                                                      17,547,889

Food - Retail - 0.5%
     161,650    Metro A.G. ..................................          5,143,797

Hotels and Motels - 2.4%
     471,771    Accor S.A. ..................................         17,065,280
     303,528    Fairmont Hotels & Resorts, Inc. .............          6,904,913

                                                                      23,970,193

Insurance Brokers - 1.7%
   1,170,199    Jardine Lloyd Thompson Group PLC ............         11,634,404
     175,275    Willis Group Holdings, Ltd. .................          5,389,706

                                                                      17,024,110

Internet Connectivity Services - 0.3%
     212,881    NDS Group PLC (ADR)*,# ......................          3,297,527

Internet Security - 0.7%
     368,400    Check Point Software Technologies, Ltd.* ....          7,202,220

Medical - Drugs - 10.0%
     367,827    Aventis S.A. ................................         20,236,780
   1,027,100    Chugai Pharmaceutical Company, Ltd. .........         11,667,412
     364,000    Fujisawa Pharmaceutical Company, Ltd. .......          6,820,738
       4,375    GlaxoSmithKline PLC .........................             88,294
     268,876    Roche Holding A.G. ..........................         21,090,610
     264,422    Schering A.G. ...............................         12,905,004
      19,851    Serono S.A. - Class B .......................         11,665,507
       1,000    Takeda Chemical Industries, Ltd. ............             36,894
     542,900    Yamanouchi Pharmaceutical Company, Ltd. .....         14,151,798

                                                                      98,663,037

Medical Products - 0.9%
      12,246    Synthes-Stratec, Inc. .......................          8,796,608

See Notes to Schedules of Investments and Financial Statements.

                                           Janus Aspen Series  June 30, 2003  37

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Miscellaneous Manufacturing - 0.7%
   5,387,162    FKI PLC .....................................    $     7,109,987

Money Center Banks - 8.7%
   4,777,305    Banca Intesa S.p.A.# ........................         15,360,757
     483,106    Banco Bilbao Vizcaya Argentaria S.A. ........          5,076,158
     373,588    Credit Suisse Group .........................          9,832,424
   1,381,000    DBS Group Holdings, Ltd. ....................          8,077,307
     371,505    Royal Bank of Scotland Group PLC ............         10,421,757
     830,239    Standard Chartered PLC ......................         10,151,825
     302,159    UBS A.G. ....................................         16,808,423
   2,203,547    UniCredito Italiano S.p.A ...................         10,551,884

                                                                      86,280,535

Mortgage Banks - 0.9%
   1,135,414    Abbey National PLC ..........................          8,843,265

Multi-Line Insurance - 0.5%
     284,208    ING Groep N.V. ..............................          4,937,952

Multimedia - 1.2%
     927,918    News Corporation, Ltd. ......................          6,969,945
     273,337    Vivendi Universal S.A.*,# ...................          4,975,071

                                                                      11,945,016

Office Automation and Equipment - 2.1%
     249,000    Canon, Inc. .................................         11,426,110
     214,233    Neopost S.A.* ...............................          9,102,480

                                                                      20,528,590

Oil - Field Services - 0.9%
   1,111,372    Saipem S.p.A.# ..............................          8,397,635

Oil and Gas Drilling - 2.5%
     289,105    Nabors Industries, Ltd.*,# ..................         11,434,103
     348,688    Precision Drilling Corp.* ...................         13,041,637

                                                                      24,475,740

Oil Companies - Exploration and Production - 4.1%
     316,578    Canadian Natural Resources, Ltd. ............         12,523,325
     635,525    EnCana Corp. ................................         24,181,522
     174,074    Niko Resources, Ltd. ........................          3,429,594

                                                                      40,134,441

Oil Companies - Integrated - 7.4%
   1,405,453    BP PLC ......................................          9,746,561
     612,029    Eni S.p.A.# .................................          9,312,355
     803,728    Husky Energy, Inc. ..........................         10,351,603
     441,392    Suncor Energy, Inc. .........................          8,231,737
     163,601    Total S.A. - Class B ........................         24,723,700
     199,820    Yukos (ADR) .................................         11,145,960

                                                                      73,511,916

Optical Supplies - 0.7%
      96,485    Alcon, Inc. (New York Shares) ...............          4,409,365
      35,500    Hoya Corp. ..................................          2,445,014

                                                                       6,854,379
Paper and Related Products - 1.0%
     859,217    Billerud A.B.# ..............................         10,035,914

Petrochemicals - 3.2%
   4,555,644    Reliance Industries, Ltd. ...................         31,821,878

Real Estate Operating/Development - 0.5%
   1,028,000    Sun Hung Kai Properties, Ltd. ...............          5,193,963

Semiconductor Components/Integrated Circuits - 1.0%
   5,707,000    Taiwan Semiconductor Manufacturing
                  Company, Ltd.* ............................    $     9,398,989

Semiconductor Equipment - 0.5%
      92,600    Tokyo Electron, Ltd. ........................          4,388,041

Soap and Cleaning Preparations - 1.7%
   3,046,149    Hindustan Lever, Ltd. .......................         11,697,558
     284,008    Reckitt Benckiser PLC .......................          5,211,500

                                                                      16,909,058

Steel - Producers - 0%
         525    POSCO (ADR)# ................................             13,750

Telecommunication Equipment - 1.6%
     637,525    Comverse Technology, Inc.* ..................          9,582,001
     347,122    Nokia Oyj ...................................          5,716,141

                                                                      15,298,142

Telecommunication Services - 1.9%
     792,380    Amdocs, Ltd. (New York Shares)* .............         19,017,120

Telephone - Integrated - 1.6%
     697,630    Deutsche Telekom A.G.* ......................         10,622,832
       1,350    Nippon Telegraph & Telephone Corp. ..........          5,295,441

                                                                      15,918,273

Television - 0.6%
   4,188,918    Granada PLC .................................          6,215,635

Tobacco - 0.7%
         235    Japan Tobacco, Inc. .........................          1,270,165
     676,195    Swedish Match A.B ...........................          5,110,575

                                                                       6,380,740
--------------------------------------------------------------------------------
Total Common Stock (cost $896,242,861) ......................        971,723,006
--------------------------------------------------------------------------------
Foreign Bonds - 0%
Soap and Cleaning Preparations - 0%
INR
   2,692,247    Hindustan Lever, Ltd., 9.00%
                  secured notes, due 1/1/05
                  (cost $346,939) ...........................            347,611
--------------------------------------------------------------------------------
Repurchase Agreement - 3.0%
$ 30,100,000    ABN AMRO Bank N.V., 1.25%
                  dated 6/30/03, maturing 7/1/03
                  to be repurchased at $30,101,045
                  collateralized by $2,938,098
                  in Collateralized Mortgage Obligations
                  4.848%, 10/25/32, AAA
                  $44,678,189 in U.S. Government
                  Agencies, 0%-7.50%, 8/16/06-1/1/33
                  $7,384,963 in U.S. Treasury Bills
                  0%, 11/15/10-5/15/14; with respective
                  values of $2,710,697, $22,741,443
                  and $5,249,860 (cost $30,100,000) .........         30,100,000
--------------------------------------------------------------------------------
Total Investments (total cost $926,689,800) - 101.2% ........      1,002,170,617
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.2)%     (11,623,713)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   990,546,904
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

38  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Australia                                          0.7%          $     6,969,945
Belgium                                            0.5%                5,032,885
Bermuda                                            1.7%               16,823,809
Brazil                                             1.6%               15,777,489
Canada                                             8.3%               82,910,411
Finland                                            1.4%               14,032,874
France                                            11.1%              111,197,245
Germany                                            4.4%               43,768,170
Hong Kong                                          2.0%               20,381,473
India                                              6.8%               68,618,113
Ireland                                            0.9%                9,137,703
Israel                                             0.7%                7,202,220
Italy                                              6.1%               60,684,578
Japan                                              8.1%               81,614,494
Mexico                                             2.0%               20,180,982
Netherlands                                        4.8%               47,625,160
Russia                                             1.1%               11,145,960
Singapore                                          0.8%                8,077,307
South Korea                                        2.0%               19,985,284
Spain                                              1.1%               10,811,141
Sweden                                             1.5%               15,146,489
Switzerland                                       10.2%              102,356,045
Taiwan                                             0.9%                9,398,989
United Kingdom                                    17.3%              173,609,850
United States++                                    4.0%               39,682,001
--------------------------------------------------------------------------------
Total                                            100.0%          $ 1,002,170,617

++ Includes Short-Term Securities (1.0% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

                                           Janus Aspen Series  June 30, 2003  39

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN INTERNATIONAL VALUE PORTFOLIO

[PHOTO]
Jason Yee
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended June 30, 2003, the Portfolio gained 4.48% for its Service Shares, while its benchmark, the Morgan Stanley Capital International EAFE(R) Index, gained 9.47%, and the Morgan Stanley Capital International World IndexSM gained 11.12%.(1) For the 12 months ended June 30, 2003, the Portfolio's Service Shares earned a fourth-quartile position, ranking 172nd out of 188 Variable Annuity International Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

Most of the major international market indices ended the period firmly in positive territory. Overall, a late-year surge in most of the broader indices turned south early in the period as a slowing economic recovery, particularly on the European continent, a looming war with Iraq and other geopolitical concerns ensued. European markets, however, were aided by the European Central Bank's decision in June to cut rates by 0.50%. Global markets also showed signs of improvement, regaining lost ground when hostilities in Iraq began in mid-March. The Morgan Stanley Capital International World IndexSM ended the period with an 11.12% return, while the Morgan Stanley Capital International Europe, Australia and Far East Index posted a gain of 9.47%. Turning to individual regions, Germany fared best among non-U.S. markets, with an 11.34% return for the DAX Index. Performance, while positive, was less pronounced in France and the UK. Meanwhile, both France and Germany continue to experience high unemployment and the lowest consumer confidence in years. In Asia, recession-weary Japan's primary indicator, the Nikkei 225 Index, gained during the period, while the rest of Asia also showed signs of improvement.

All three major U.S. stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 9.02%, the broad-based Standard & Poor's 500 Index adding 11.75%, and the growth-oriented NASDAQ Composite Index climbing 21.51% for the six months. In the value arena, the S&P 500(R)/Barra Value Index returned 12.29%, while the MSCI World Value Index offered a 12.02% return.

A number of foreign currencies gained considerably against the U.S. dollar during the period. Advances were particularly notable for the euro, which traded above the official launch rate of $1.17 for a brief time in late May and early June before giving back a portion of its gain.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

German drug maker Bayer AG was the Portfolio's largest laggard during the period, followed by Wolters Kluwer, a Dutch multimedia publisher focusing on the legal, tax and business, health and education markets. Other disappointments included Japan's Nippon Broadcasting System, which produces and sells radio programs as well as audio and video software, and provides music publication service. Also detracting from our results were insurance provider Nipponkoa Insurance of Japan and Akzo Nobel NV, a producer of chemicals, coatings, and pharmaceuticals headquartered in the Netherlands.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

The Portfolio's top contributor was German-based Pfeiffer Vacuum Technology, which provides vacuum components and systems. Many media-related businesses added to the Portfolio's gains, including Granada of the U.K., Canada's Shaw Communications and Vivendi Universal, a French business. Rounding out our list of strongest winners was conglomerate Tyco International, which is based in Bermuda but has its U.S. headquarters in New Hampshire.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S ABSOLUTE
PERFORMANCE?

On an absolute basis the consumer discretionary and industrials sectors were our largest positive contributors. A substantial portion of the Portfolio's total assets were invested in these two groups. Another area to which we had notable exposure was the materials sector, which, unfortunately, detracted from our absolute results as did our investments in financials.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE PORTFOLIO'S ABSOLUTE PERFORMANCE?

The Portfolio's significant investment in the United Kingdom had the greatest impact on absolute performance. Canada also strongly supported results, though a significantly smaller portion of assets was invested in this geography. Japan, which accounted for a notable portion of assets, was the top detractor from the Portfolio's absolute performance. Switzerland also weighed heavily on results.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK?

Individual investments from the energy and industrials sectors contributed to the Portfolio's performance on a relative basis. Additionally, our underweight position in the energy sector versus that of our benchmark worked to our advantage. Meanwhile, a select number of stocks within the materials and financials areas detracted from the Portfolio's results. Our significant underweighting in financials relative to the benchmark also hindered our relative performance.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE PORTFOLIO'S RELATIVE PERFORMANCE?

It is important to note that the Portfolio's focus is on those companies based outside of the U.S., while roughly half of the Morgan Stanley Capital International World IndexSM is comprised of U.S. stocks. However, it was our selection of companies from Canada and the United Kingdom that contributed the strongest gains toward our relative performance. Our overweighting in Canada also supported performance. Meanwhile, select investments as well as our overweighting in businesses from Japan weighed on our relative results. An overweight position in companies from the Netherlands also detracted from the Portfolio's performance.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE PORTFOLIO'S RELATIVE
PERFORMANCE?

Our policy of maintaining a "currency neutral" strategy, equating to roughly a 50% currency hedge, was also a big headwind against the Portfolio's unhedged benchmark index.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

Our entire investment philosophy is ultimately predicated on the notion that the intrinsic value of a company is not determined by its daily price fluctuations in the stock market but rather on its earnings power over time. While our relative performance is disappointing, it is in sharp contrast to the respectable business performance of most of our companies. The good news is that we believe the significant market declines over the past year have given us the opportunity to upgrade the quality of businesses in our portfolio at very attractive prices. So while we are doing our best to navigate the volatility of these uncertain times, we remain primarily focused on identifying good businesses for the long term and investing in them at reasonable valuations.

40  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

Janus Aspen International
Value Portfolio - Service
Shares $9,501

Morgan Stanley Capital International
EAFE(R) Index $7,833

Morgan Stanley Capital International
World Index $7,912

INITIAL INVESTMENT OF $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen International Value Portfolio - Service Shares, the Morgan Stanley Capital International EAFE Index and the Morgan Stanley Capital International World Index. Janus Aspen International Value Portfolio - Service Shares is represented by a shaded area of green. The Morgan Stanley Capital International EAFE Index is represented by a solid black line. The Morgan Stanley Capital International World Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 2001, through June 30, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen International Value Portfolio - Service Shares ($9,501) as compared to the Morgan Stanley Capital International EAFE Index ($7,833) and the Morgan Stanley Capital International World ($7,912).

                                          FISCAL         ONE            SINCE
                                       YEAR-TO-DATE      YEAR         INCEPTION*
--------------------------------------------------------------------------------
Janus Aspen International Value
Portfolio** - Service Shares               4.48%       (12.42)%        (2.34)%
--------------------------------------------------------------------------------
Morgan Stanley Capital
International EAFE(R)Index                 9.47%        (6.46)%       (10.66)%
--------------------------------------------------------------------------------
Morgan Stanley Capital
International World IndexSM               11.12%        (2.37)%       (10.24)%

PORTFOLIO STRATEGY
--------------------------------------------------------------------------------

Invests primarily in common stocks of companies of any size located outside of the United States with the potential for long-term growth of capital using a "value" approach. The "value" approach the portfolio manager uses emphasizes investments in companies he believes are undervalued relative to their intrinsic worth.

PORTFOLIO ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Preferred Stock - 2.4%
Cash and Cash Equivalents - 6.2%
Common Stock - Foreign - 91.4%

Number of Stocks: 26
Top 10 Equities: 55.0%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                             JUNE 30, 2003     DECEMBER 31, 2002

Pfeiffer Vacuum Technology A.G.                       7.2%                  5.6%
Granada PLC                                           6.4%                  3.6%
Vivendi Universal S.A.                                6.1%                  4.1%
FKI PLC                                               5.8%                  4.7%
Tyco International, Ltd.                              5.5%                   --
Koninklijke (Royal) Philips
  Electronics N.V.                                    5.2%                  5.0%
WPP Group PLC                                         5.0%                  2.6%
Nipponkoa Insurance Company, Ltd.                     4.7%                  4.0%
Nippon Broadcasting System, Inc.                      4.6%                  3.8%
Hunter Douglas N.V.                                   4.5%                  4.7%

TOP INDUSTRIES - PORTFOLIO VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[ ] Janus Aspen International Value Portfolio     o Morgan Stanley Capital
                                                    International EAFE(R) Index

[BAR GRAPH]

                                                                  Morgan Stanley
                                                Janus Aspen          Capital
                                               International      International
                                              Value Portfolio     EAFE(R) Index

Diversified Operations                             10.1%                1.9%
Machinery - Pumps                                   7.2%                  0%
Multimedia                                          7.2%                1.1%
Television                                          6.4%                0.3%
Miscellaneous Manufacturing                         5.8%                  0%

TOP COUNTRIES - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR GRAPH]

United Kingdom                                    29.8%
Netherlands                                       12.7%
Japan                                             11.4%
Germany                                            9.6%
France                                             7.7%

--------------------------------------------------------------------------------
(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

 * The Portfolio's inception date - 5/1/01.

** Formerly named Janus Aspen Global Value Portfolio.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

This Portfolio is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio. Nondiversified portfolios may experience greater price volatility.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Effective May 1, 2003 the Portfolio changed its benchmark from the Morgan Stanley Capital International World IndexSM to the Morgan Stanley Capital International EAFE(R) Index. The change was made in connection with the Portfolio's name change from Janus Aspen Global Value Portfolio to Janus Aspen International Value Porfolio and corresponding changes in investment policies. The Morgan Stanley Capital International World IndexSM is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe, and the Asia/Pacific Region. The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The DAX Index is the Deutsche Boerse's blue-chip index containing the 30 largest German issues admitted to the Official Market or the Regulated Market at the Frankfurt Stock Exchange. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Nikkei 225 Index is composed of the 225 largest stocks on the Tokyo Stock Exchange. The S&P 500(R)/Barra Value Index is a market capitalizationweighted index of the stocks in the Standard & Poor's 500(R) Index having the lowest price to book ratios. The index consists of approximately half of the S&P 500(R) Index on a market capitalization basis. The MSCI World Value and Growth Indices are subsets of the MSCI World Index and are built on a country-by-country basis for each of the 23 countries included in the MSCI World Index. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The Adviser has contractually agreed to waive a portion of the Portfolio's expenses. Without such waivers, the Portfolio's total return would have been lower.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.

                                           Janus Aspen Series  June 30, 2003  41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 91.4%
Advertising Services - 5.0%
      40,204    WPP Group PLC** .............................    $       315,130

Cable Television - 4.2%
      19,898    Shaw Communications, Inc. - Class B .........            266,234

Chemicals - Diversified - 2.0%
       4,792    Akzo Nobel N.V.** ...........................            127,006

Chemicals - Specialty - 5.7%
         457    Givaudan S.A. ...............................            192,309
       3,325    Syngenta A.G. ...............................            166,675

                                                                         358,984

Diversified Operations - 10.1%
      18,494    BBA Group PLC** .............................             63,478
      19,291    Smiths Group PLC** ..........................            224,664
      18,070    Tyco International, Ltd. ....................            342,969

                                                                         631,111

Electronic Components - Miscellaneous - 5.2%
      17,088    Koninklijke (Royal) Philips Electronics N.V.**           324,955

Electronic Measuring Instruments - 2.1%
       7,905    Orbotech, Ltd.* .............................            131,460

Home Decoration Products - 4.5%
       8,407    Hunter Douglas N.V.** .......................            279,969

Hotels and Motels - 1.6%
       2,803    Accor S.A.** ................................            101,392

Human Resources - 3.2%
     108,868    Michael Page International PLC** ............            197,615

Machinery - Pumps - 7.2%
      16,771    Pfeiffer Vacuum Technology A.G.** ...........            453,546

Medical - Drugs - 3.7%
      11,433    GlaxoSmithKline PLC** .......................            230,735

Miscellaneous Manufacturing - 5.8%
     277,287    FKI PLC** ...................................            365,964

Multimedia - 7.2%
      23,732    Reuters Group PLC** .........................             68,987
      20,885    Vivendi Universal S.A.*,** ..................            380,133

                                                                         449,120

Oil Companies - Exploration and Production - 2.3%
       3,820    EnCana Corp. ................................            145,350

Property and Casualty Insurance - 4.7%
      88,000    Nipponkoa Insurance Company, Ltd.** .........            296,815

Publishing - Newspapers - 2.8%
      99,790    Independent News & Media PLC** ..............            177,619

Publishing - Periodicals - 1.0%
       5,145    Wolters Kluwer N.V.** .......................             62,036

Radio - 4.6%
      11,500    Nippon Broadcasting System, Inc.** ..........            291,151

Rubber/Plastic Products - 2.1%
      15,000    Tenma Corp.** ...............................            128,545

Television - 6.4%
     269,822    Granada PLC** ...............................            400,370
--------------------------------------------------------------------------------
Total Common Stock (cost $5,386,833) ........................          5,735,107
--------------------------------------------------------------------------------
Preferred Stock - 2.4%
Soap and Cleaning Preparations - 2.4%
       2,485    Henkel KGaA** (cost $159,225) ...............    $       152,384
--------------------------------------------------------------------------------
Repurchase Agreement - 6.4%
$    400,000    ABN AMRO Bank N.V., 1.25%
                  dated 6/30/03, maturing 7/1/03
                  to be repurchased at $400,014
                  collateralized by $39,044
                  in Collateralized Mortgage Obligations
                  4.848%, 10/25/32, AAA
                  $593,730 in U.S. Government Agencies
                  0%-7.50%, 8/16/06-1/1/33
                  $98,139 in U.S. Treasury Bills
                  0%, 11/15/10-5/15/14; with respective
                  values of $36,023, $302,212
                  and $69,766 (cost $400,000) ...............            400,000
--------------------------------------------------------------------------------
Total Investments (total cost $5,946,058) - 100.2% ..........          6,287,491
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.2)%         (14,923)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $     6,272,568
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            5.5%          $       342,969
Canada                                             6.5%                  411,584
France                                             7.7%                  481,525
Germany                                            9.6%                  605,930
Ireland                                            2.8%                  177,619
Israel                                             2.1%                  131,460
Japan                                             11.4%                  716,511
Netherlands                                       12.6%                  793,966
Switzerland                                        5.7%                  358,984
United Kingdom                                    29.7%                1,866,943
United States++                                    6.4%                  400,000
--------------------------------------------------------------------------------
Total                                            100.0%          $     6,287,491

++ Includes Short-Term Securities (0% excluding Short-Term Securities)

Forward Currency Contracts, Open at June 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 8/8/03              220,000    $       361,957    $       (15,017)
British Pound 10/17/03            280,000            458,576            (24,576)
Euro 8/8/03                       165,000            189,223            (11,452)
Euro 9/26/03                      705,000            807,389            (56,933)
Japanese Yen 8/8/03            17,000,000            141,814               1,828
Japanese Yen 9/26/03           25,000,000            208,859                 665
Japanese Yen 10/17/03           5,000,000             41,800                (98)
--------------------------------------------------------------------------------
Total                                        $     2,209,618    $      (105,583)

See Notes to Schedules of Investments and Financial Statements.

42  Janus Aspen Series  June 30, 2003

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--------------------------------------------------------------------------------

JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO

[PHOTO]
Laurence Chang
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended June 30, 2003, the Portfolio gained 6.63% for its Institutional Shares, 6.48% for its Service Shares and 6.51% for its Service II Shares, while its benchmark, the Morgan Stanley Capital International World Index,SM gained 11.12%.(1) For the 12-month period ended June 30, 2003, the Portfolio's Institutional Shares earned a fourth-quartile position, ranking 60th out of 69 variable annuity global funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

In the U.S., all three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 9.02%, the broad-based Standard & Poor's 500(R) Index adding 11.75%, and the growth-oriented NASDAQ Composite Index climbing 21.51% for the six months. Most of the major international market indices also ended the period firmly in positive territory. Overall, a late-year surge in most of the broader indices turned south early in the period as a slowing economic recovery, particularly on the European continent, a looming war with Iraq and other geopolitical concerns ensued. European markets, however, were aided by the European Central Bank's decision in June to cut rates by 0.50%. Global markets also showed signs of improvement, regaining lost ground when hostilities in Iraq began in mid-March. The Morgan Stanley Capital International World IndexSM ended the period with an 11.12% return, while the Morgan Stanley Capital International Europe, Australia and Far East Index posted a gain of 9.47%. Turning to individual regions, Germany fared best among non-U.S. markets, with an 11.34% return for the DAX Index. Performance, while positive, was less pronounced in France and the UK. Meanwhile, both France and Germany continue to experience high unemployment and the lowest consumer confidence in years. In Asia, recession-weary Japan's primary indicator, the Nikkei 225 Index, gained during the period, while the rest of Asia also showed signs of improvement.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Japan's Sony Corp., which produces consumer electronics and distributes media content on a worldwide basis, was our single biggest disappointment. Other setbacks included Netherlands-based technical publisher Wolters-Kluwer, Japanese drugmaker Takeda Chemical Industries and Swedish lock maker Assa Abloy. South Korea's Kookmin Bank rounded out our list of disappointments during the period.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

U.S.-based interactive media specialist InterActiveCorp, formerly known as USA Interactive, was our top performer during the period. Citigroup, another company headquartered in the U.S., also aided performance. Meanwhile, our position in Canadian oil and gas producer EnCana Corp. established itself as a clear standout, while Korean consumer electronics manufacturer Samsung Electronics and Swiss drugmaker Roche Holdings rounded out our list of top contributors.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE PORTFOLIO'S PERFORMANCE?

Currency hedges in place during the early part of the period detracted from performance as the U.S. dollar weakened against a broad range of international currencies. We have since reduced our currency hedges considerably.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S ABSOLUTE
PERFORMANCE?

Our financial services positions - which represented the Portfolio's biggest single exposure by percent of total assets - provided the biggest boost to performance. Our consumer discretionary stocks also made a significant positive contribution to results. Detractors included our materials and industrial positions, both of which declined in value.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE PORTFOLIO'S ABSOLUTE PERFORMANCE?

Our U.S. position, which on average represented more than 40% of the Portfolio's total assets, was by far our biggest contributor to absolute results. France, which was also a relatively large exposure for us, ranked a distant second. Meanwhile, strong performances by our Israeli positions made that country our third strongest contributor despite the country's relatively small role within the Portfolio. Significant negative contributors included Japan, our third largest exposure by percent of assets. Declines by our positions in the Netherlands and Sweden also worked against us.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK?

On a relative basis, energy stocks were our best performers. Although we carried a larger exposure than our benchmark in energy stocks - a sector that generally lagged the market - we owned the right securities, allowing energy to emerge as our single brightest area when viewed on a relative basis. Similarly, although our underweight position in the relatively strong-performing financial services sector worked against us, individual standouts made the group a positive contributor to performance on both an absolute and a relative basis. On the downside, declines by a number of industrial positions also worked against us, causing the group to be our biggest detractor from relative performance. Meanwhile, several missteps in the information technology area caused the IT area to be a clear disappointment on a relative basis. Regardless, the sector's sizable position within the Portfolio and positive returns overall allowed it to rank among our biggest contributors when viewed strictly on an absolute basis. Consumer discretionary stocks, which were second only to financial stocks as our biggest overall exposure, contributed positively on an absolute basis but nonetheless detracted from our relative results given disappointing results recorded by individual holdings in the sector.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK?

Our investments in Israel - a country that is not represented in our benchmark - were top contributors. Individual standouts in the United States also helped performance despite our overall underweighting of the country, while our small weighting in Russia - another country with no representation in our benchmark - also proved well-considered. On the downside, our slight overweighting in Japan, which lagged other worldwide markets, worked against us. However, the declines suffered by our individual Japanese holdings proved an even more important detractor from performance than our decision to allocate a slightly larger portion of Portfolio assets to the country. Meanwhile, individual losses and our relative overweighting of stocks based in the Netherlands caused the country to standout as an area of weakness within the Portfolio, while our U.K. positions also worked against the Portfolio as a result of losses among specific holdings.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

Our approach to managing the Portfolio during these unsettling times centers on achieving what we consider to be an appropriate mix of steady, predictable earnings growers and other, more economically sensitive companies that are currently operating in depressed sectors, but are executing well and appear to be well positioned to benefit from an eventual uptick in economic growth. The fundamental research process will remain strictly focused on valuation, strong balance sheets, solid execution and strong free cash flow generation.

                                           Janus Aspen Series  June 30, 2003  43

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

Janus Aspen Worldwide Growth
Portfolio - Institutional Shares
$26,744

Morgan Stanley Capital
International World IndexSM
$16,740

INITIAL INVESTMENT OF $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Worldwide Growth Portfolio - Institutional Shares and the Morgan Stanley Capital International World Index. Janus Aspen Worldwide Growth Portfolio - Institutional Shares is represented by a shaded area of green. The Morgan Stanley Capital International World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through June 30, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Worldwide Growth Portfolio - Institutional Shares ($26,744) as compared to the Morgan Stanley Capital International World Index ($16,740).

                                    FISCAL        ONE        FIVE       SINCE
                                 YEAR-TO-DATE    YEAR        YEAR     INCEPTION*
--------------------------------------------------------------------------------
Janus Aspen Worldwide
Growth Portfolio -
Institutional Shares                 6.63%      (8.66)%     (2.81)%     10.57%
--------------------------------------------------------------------------------
Janus Aspen Worldwide Growth
Portfolio - Service Shares           6.48%      (8.89)%     (3.33)%     10.26%
--------------------------------------------------------------------------------
Janus Aspen Worldwide Growth
Portfolio - Service II Shares        6.51%      (8.88)%     (3.33)%     10.26%
--------------------------------------------------------------------------------
Morgan Stanley Capital
International World IndexSM         11.12%      (2.37)%     (3.06)%      5.40%

PORTFOLIO STRATEGY
--------------------------------------------------------------------------------

To seek long-term growth of capital in a manner consistent with the preservation of capital primarily through investments in common stocks of foreign and domestic issuers. The Portfolio has the flexibility to invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity.

PORTFOLIO ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Preferred Stock - 0.8%
Foreign Dollar/Non-Dollar Bonds - 1.5%
Cash and Cash Equivalents - 1.8%
Common Stock - Domestic - 42.1%
Common Stock - Foreign - 53.8%

Number of Stocks: 122
Top 10 Equities: 24.1%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                             JUNE 30, 2003     DECEMBER 31, 2002

Roche Holding A.G.                                    2.8%                   --
Citigroup, Inc.                                       2.8%                  2.7%
Pfizer, Inc.                                          2.7%                  1.5%
Microsoft Corp.                                       2.7%                  1.8%
Samsung Electronics Company, Ltd.                     2.6%                  1.7%
Total S.A. - Class B                                  2.6%                  2.3%
STMicroelectronics N.V.                               2.1%                  1.9%
UBS A.G.                                              2.0%                  1.2%
AOL Time Warner, Inc.                                 2.0%                  1.3%
Marsh & McLennan Companies, Inc.                      1.8%                  1.1%

TOP INDUSTRIES - PORTFOLIO VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[ ] Janus Aspen Worldwide Growth Portfolio        o Morgan Stanley Capital
                                                    International World Index SM

[BAR GRAPH]
                                                                  Morgan Stanley
                                                Janus Aspen          Capital
                                              Worldwide Growth    International
                                                 Portfolio        World Index SM

Medical - Drugs                                    11.0%                8.1%
Money Center Banks                                  6.3%                  5%
Oil Companies - Integrated                          5.9%                5.9%
Multimedia                                          5.6%                1.9%
Oil Companies - Exploration and Production          3.5%                0.7%

TOP COUNTRIES - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[BAR GRAPH]

U.S.A.                                            42.1%
United Kingdom                                     7.7%
Switzerland                                        6.6%
Japan                                              5.9%
France

--------------------------------------------------------------------------------
(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of June 30, 2003, Lipper ranked Janus Aspen Worldwide Growth Portfolio - Institutional Shares 29th out of 40 variable annuity global funds for the 5-year period.

* The Portfolio's inception date - 9/13/93.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Effective June 16, 2003, Helen Young Hayes is no longer the co-manager of Janus Aspen Worldwide Growth Portfolio, and Laurence Chang is the sole portfolio manager of the Portfolio.

Returns shown for Service and Service II Shares for periods prior to their inception (12/31/99 and 12/31/01, respectively) are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service and Service II Shares.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Morgan Stanley Capital International World IndexSM is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe, and the Asia/Pacific Region. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The DAX Index is the Deutsche Boerse's blue-chip index containing the 30 largest German issues admitted to the Official Market or the Regulated Market at the Frankfurt Stock Exchange. The Nikkei 225 Index is composed of the 225 largest stocks on the Tokyo Stock Exchange. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.

44  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 95.9%
Advertising Services - 0.8%
   4,086,207    WPP Group PLC ...............................    $    32,028,850

Aerospace and Defense - 2.7%
     422,065    Lockheed Martin Corp. .......................         20,077,632
     683,085    Northrop Grumman Corp. ......................         58,943,405
     833,020    Raytheon Co. ................................         27,356,377

                                                                     106,377,414

Aerospace and Defense - Equipment - 0.7%
     382,740    United Technologies Corp. ...................         27,109,474

Applications Software - 2.7%
   4,135,000    Microsoft Corp. .............................        105,897,350

Athletic Footwear - 0.5%
     231,237    Adidas - Salomon A.G.# ......................         19,756,131

Automotive - Cars and Light Trucks - 1.5%
     530,305    BMW A.G.# ...................................         20,370,115
   1,040,600    Honda Motor Company, Ltd. ..................         39,431,442

                                                                      59,801,557

Beverages - Wine and Spirits - 0.5%
   1,873,356    Diageo PLC ..................................         20,001,012

Broadcast Services and Programming - 2.7%
   1,011,796    Clear Channel Communications, Inc.* .........         42,890,032
   1,045,355    Grupo Televisa S.A. (ADR) ...................         36,064,747
   2,475,599    Liberty Media Corp. - Class A* ..............         28,617,924

                                                                     107,572,703

Cable Television - 1.0%
   1,219,782    British Sky Broadcasting Group PLC* .........         13,516,231
     599,935    Comcast Corp. - Class A* ....................         18,106,038
     310,720    Comcast Corp. - Special Class A* ............          8,958,058

                                                                      40,580,327

Casino Services - 0.5%
     197,825    International Game Technology*,# ............         20,243,432

Cellular Telecommunications - 2.9%
  25,248,340    China Mobile, Ltd. ..........................         59,574,469
  22,891,546    Vodafone Group PLC ..........................         44,763,171
     575,035    Vodafone Group PLC (ADR)# ...................         11,299,438

                                                                     115,637,078

Chemicals - Specialty - 0.5%
      46,285    Givaudan S.A. ...............................         19,477,055

Commercial Banks - 2.2%
     742,798    Banco Popular Espanol S.A.# .................         37,531,423
   1,865,309    Danske Bank A/S .............................         36,325,394
   1,294,811    Westpac Banking Corporation, Ltd. ...........         14,111,121

                                                                      87,967,938

Commercial Services - Finance - 0.4%
     282,515    Moody's Corp. ...............................         14,891,366

Computers - 1.6%
   1,082,720    Dell Computer Corp.* ........................         34,603,731
     358,000    IBM Corp. ...................................         29,535,000

                                                                      64,138,731
Cosmetics and Toiletries - 1.0%
     220,275    Estee Lauder Companies, Inc. - Class A ......          7,385,821
   1,805,000    Kao Corp. ...................................         33,597,130

                                                                      40,982,951

Data Processing and Management - 0.6%
     658,625    Fiserv, Inc.* ...............................    $    23,453,636

Diversified Financial Services - 0.3%
     210,069    Deutsche Boerse A.G.# .......................         11,072,515

Diversified Minerals - 0.5%
     639,985    Companhia Vale do Rio Doce (ADR) ............         18,981,955

Diversified Operations - 1.9%
   2,384,065    Cendant Corp.* ..............................         43,676,071
   1,558,230    Tyco International, Ltd. ....................         29,575,205

                                                                      73,251,276
E-Commerce/Services - 1.4%
   1,409,670    InterActiveCorp*,# ..........................         55,780,642

Electric Products - Miscellaneous - 2.6%
     344,010    Samsung Electronics Company, Ltd. ...........        102,238,206

Electronic Components - Semiconductors - 3.3%
     119,200    Rohm Company, Ltd. ..........................         12,994,613
   3,050,640    STMicroelectronics N.V. .....................         63,968,087
     881,860    STMicroelectronics N.V. (New York Shares)# ..         18,333,869
     727,060    Texas Instruments, Inc. .....................         12,796,256
     885,560    Xilinx, Inc.* ...............................         22,413,524

                                                                     130,506,349

Enterprise Software/Services - 0.5%
     905,030    Computer Associates International, Inc. .....         20,164,068

Fiduciary Banks - 1.4%
     897,910    Bank of New York Company, Inc. ..............         25,814,913
     270,975    Northern Trust Corp. ........................         11,324,045
     421,900    State Street Corp. ..........................         16,622,860

                                                                      53,761,818

Finance - Consumer Loans - 0.6%
     578,400    SLM Corp. ...................................         22,655,928

Finance - Credit Card - 0.5%
     498,250    American Express Co. ........................         20,831,833

Finance - Investment Bankers/Brokers - 3.4%
   2,555,870    Citigroup, Inc. .............................        109,391,236
      95,205    Goldman Sachs Group, Inc. ...................          7,973,419
   1,352,000    Nomura Holdings, Inc. .......................         17,159,677

                                                                     134,524,332

Finance - Mortgage Loan/Banker - 1.3%
     530,590    Fannie Mae ..................................         35,782,990
     336,970    Freddie Mac .................................         17,107,967

                                                                      52,890,957

Food - Catering - 1.0%
   6,879,314    Compass Group PLC ...........................         37,802,171

Food - Retail - 0.5%
     580,988    Metro A.G.# .................................         18,487,378

Food - Wholesale/Distribution - 0.2%
     322,715    Sysco Corp. .................................          9,694,359

Hotels and Motels - 0.5%
     685,600    Starwood Hotels & Resorts Worldwide, Inc. ...         19,601,304

Industrial Gases - 0.5%
     125,112    L'Air Liquide S.A. ..........................         18,547,989

Insurance Brokers - 2.2%
   1,386,595    Marsh & McLennan Companies, Inc. ............         70,813,407
     489,555    Willis Group Holdings, Ltd. .................         15,053,816

                                                                      85,867,223

See Notes to Schedules of Investments and Financial Statements.

                                           Janus Aspen Series  June 30, 2003  45

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Internet Security - 0.8%
   1,526,820    Check Point Software Technologies, Ltd.* ....    $    29,849,331

Machinery - Construction and Mining - 0.9%
   1,370,995    Atlas Copco A.B. - Class A ..................         34,681,938

Medical - Drugs - 11.0%
     803,125    Abbott Laboratories .........................         35,144,750
   1,006,548    Aventis S.A. ................................         55,377,365
     822,728    GlaxoSmithKline PLC .........................         16,603,900
   3,128,575    Pfizer, Inc. ................................        106,840,836
   1,398,987    Roche Holding A.G. ..........................        109,736,419
      25,725    Serono S.A. - Class B .......................         15,117,383
     825,700    Takeda Chemical Industries, Ltd. ............         30,463,055
     485,395    Teva Pharmaceutical Industries, Ltd. (ADR)# .         27,633,537
   1,330,200    Yamanouchi Pharmaceutical Company, Ltd. .....         34,674,381

                                                                     431,591,626

Medical - HMO - 1.3%
   1,018,960    UnitedHealth Group, Inc. ....................         51,202,740

Medical Instruments - 1.3%
   1,101,254    Medtronic, Inc. .............................         52,827,154

Medical Products - 0.1%
     112,670    Baxter International, Inc. ..................          2,929,420

Metal Processors and Fabricators - 0.5%
   1,943,299    Assa Abloy A.B. - Class B ...................         18,814,115

Money Center Banks - 6.3%
   6,052,799    Banca Intesa S.p.A ..........................         19,461,930
   1,364,002    Credit Suisse Group .........................         35,899,029
   2,259,016    Royal Bank of Scotland Group PLC ............         63,371,735
     305,324    Societe Generale - Class A# .................         19,354,041
   1,444,976    UBS A.G. ....................................         80,380,750
   5,809,010    UniCredito Italiano S.p.A.# .................         27,816,969

                                                                     246,284,454

Mortgage Banks - 0.3%
   1,633,276    Abbey National PLC ..........................         12,720,417

Multi-Line Insurance - 0.7%
     775,740    Allstate Corp. ..............................         27,655,131

Multimedia - 5.4%
   4,959,145    AOL Time Warner, Inc.* ......................         79,792,643
     255,905    Gannett Company, Inc. .......................         19,656,063
     426,130    McGraw-Hill Companies, Inc. .................         26,420,060
   4,857,300    News Corporation, Ltd. ......................         36,485,030
     376,350    News Corporation, Ltd. (ADR)# ...............         11,392,114
     525,215    Viacom, Inc. - Class B* .....................         22,930,887
     887,970    Walt Disney Co. .............................         17,537,407

                                                                     214,214,204

Networking Products - 0.9%
   2,013,460    Cisco Systems, Inc.* ........................         33,604,647

Office Automation and Equipment - 1.5%
   1,251,000    Canon, Inc. .................................         57,405,876

Oil Companies - Exploration and Production - 3.5%
     323,255    Anadarko Petroleum Corp. ....................         14,375,150
     471,238    Canadian Natural Resources, Ltd. ............         18,641,430
  13,917,420    CNOOC, Ltd. .................................         20,524,194
   1,735,550    EnCana Corp. ................................         66,037,119
     443,535    EOG Resources, Inc. .........................         18,557,504

                                                                     138,135,397

Oil Companies - Integrated - 5.6%
   4,220,006    BP PLC ......................................    $    29,264,975
   3,328,652    Eni S.p.A.# .................................         50,647,253
     667,048    Total S.A. - Class B ........................        100,805,587
     689,865    Yukos (ADR) .................................         38,480,670

                                                                     219,198,485

Oil Refining and Marketing - 0.5%
   2,339,185    Statoil A.S.A# ..............................         19,929,607

Petrochemicals - 1.3%
   7,180,768    Reliance Industries, Ltd. ...................         50,158,775

Publishing - Newspapers - 0.3%
     266,865    New York Times Co. - Class A ................         12,142,358

Retail - Building Products - 0.3%
     300,955    Home Depot, Inc. ............................          9,967,630

Retail - Discount - 0.5%
     574,560    Costco Wholesale Corp.* .....................         21,028,896

Retail - Drug Store - 0.6%
     803,550    Walgreen Co. ................................         24,186,855

Semiconductor Components/Integrated Circuits - 0.3%
   6,125,000    Taiwan Semiconductor Manufacturing
                  Company, Ltd.* ............................         10,087,402

Soap and Cleaning Preparations - 0.5%
   1,059,071    Reckitt Benckiser PLC .......................         19,433,778

Super-Regional Banks - 1.3%
     369,190    Bank of America Corp. .......................         29,177,086
     516,235    Wachovia Corp. ..............................         20,628,751

                                                                      49,805,837

Telecommunication Equipment - 1.4%
   2,476,786    Nokia Oyj ...................................         40,785,826
     851,349    Nokia Oyj (ADR) .............................         13,987,664

                                                                      54,773,490

Telecommunication Services - 0.5%
  67,344,000    China Telecom Corporation, Ltd. .............         15,458,291
     140,680    China Telecom Corporation, Ltd. (ADR) .......          3,199,063

                                                                      18,657,354

Telephone - Integrated - 1.8%
   3,432,873    Deutsche Telekom A.G.*,# ....................         52,272,454
   1,011,408    Telecom Italia S.p.A.# ......................          9,210,245
   1,581,765    Telecom Italia S.p.A. - RNC# ................          8,664,270

                                                                      70,146,969
Tobacco - 1.1%
     821,680    Altria Group, Inc. ..........................         37,337,139
       1,299    Japan Tobacco, Inc. .........................          7,021,037

                                                                      44,358,176
--------------------------------------------------------------------------------
Total Common Stock (cost $3,440,282,185) ....................      3,768,369,370
--------------------------------------------------------------------------------
Foreign Bonds - 1.5%
Foreign Government - 1.1%
EUR
  36,445,000    Deutscheland Republic, 4.50%
                  bonds, due 1/4/13 .........................         44,036,002

Foreign Government - 0.4%
$ 15,718,654    Foreign Government+ .........................         15,718,654
--------------------------------------------------------------------------------
Total Foreign Bonds (cost $61,140,783) ......................         59,754,656
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

46  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Preferred Stock - 0.8%
Automotive - Cars and Light Trucks - 0.3%
      24,248    Porsche A.G. ................................    $    10,219,123

Multimedia - 0.2%
     999,499    News Corporation, Ltd. ......................          6,160,268

Oil Companies - Integrated - 0.3%
     769,785    Petroleo Brasileiro S.A. (ADR) ..............         13,671,382
--------------------------------------------------------------------------------
Total Preferred Stock (cost $28,814,752) ....................         30,050,773
--------------------------------------------------------------------------------
Repurchase Agreement - 0.2%
$  6,700,000    ABN AMRO Bank N.V., 1.25%
                  dated 6/30/03, maturing 7/1/03
                  to be repurchased at $6,700,233
                  collateralized by $653,995
                  in Collateralized Mortgage Obligations
                  4.848%, 10/25/32, AAA
                  $9,944,979 in U.S. Government Agencies
                  0%-7.50%, 8/16/06-1/1/33
                  $1,643,829 in U.S. Treasury Bills
                  0%, 11/15/10-5/15/14; with respective
                  values of $603,378, $5,062,049 and
                  $1,168,573 (cost $6,700,000) ..............          6,700,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 0.6%
                Prudential Funding Corp.
  25,000,000      1.21%, 7/1/03
                  (amortized cost $25,000,000) ..............         25,000,000
--------------------------------------------------------------------------------
Time Deposit - 2.5%
                Credit Suisse First Boston, Inc.
 100,000,000      1.375%, 7/1/03
                  (cost $100,000,000) .......................        100,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $3,661,937,720) - 101.5% ......      3,989,874,799
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.5)%     (59,005,431)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 3,930,869,368
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Australia                                          1.7%          $    68,148,533
Belgium                                              0%                  490,445
Bermuda                                            1.1%               44,629,021
Brazil                                             0.8%               32,653,337
Canada                                             2.1%               84,678,549
China                                              0.5%               18,657,354
Denmark                                            0.9%               36,325,394
Finland                                            1.4%               54,773,490
France                                             4.9%              194,084,982
Germany                                            4.8%              191,441,927
Hong Kong                                          2.0%               80,098,663
India                                              1.3%               50,158,775
Israel                                             1.4%               57,482,868
Italy                                              2.9%              115,800,667
Japan                                              5.8%              232,747,211
Mexico                                             0.9%               36,064,747
Netherlands                                        2.1%               82,301,956
Norway                                             0.5%               19,929,607
Russia                                             1.0%               38,480,670
South Korea                                        2.6%              102,238,206
Spain                                              0.9%               37,531,423
Sweden                                             1.3%               53,496,053
Switzerland                                        6.5%              260,610,636
Taiwan                                             0.3%               10,087,402
United Kingdom                                     7.5%              300,805,678
United States++                                   44.8%            1,786,157,205
--------------------------------------------------------------------------------
Total                                            100.0%          $ 3,989,874,799

++ Includes Short-Term Securities (41.5% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

                                           Janus Aspen Series  June 30, 2003  47

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN BALANCED PORTFOLIO

[PHOTO]
Karen L. Reidy
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended June 30, 2003, the Portfolio gained 6.29% for its Institutional Shares and 6.11% for its Service Shares, while the S&P 500(R) Index, the benchmark for the equity portion of the Portfolio, gained 11.75%, and the Lehman Brothers Government/Credit Index, the Portfolio's fixed-income benchmark, gained 5.23%.(1) For the 12 months ended June 30, 2003, the Portfolio's Institutional Shares earned a third-quartile position, ranking 56th out of 75 variable annuity balanced funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 9.02%, the broad-based Standard & Poor's 500 Index adding 11.75%, and the growth-oriented NASDAQ Composite Index climbing 21.51% for the six months. Treasury yields generally fell as prices rose, causing the yield curve to shift down and steepen somewhat. The decline in short-term rates was aided by a 0.25% cut in the Federal Funds rate at the end of the period.

Despite these solid gains most stocks struggled at the start of the year amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. Activity in the manufacturing and services sectors continued to produce mixed results, providing little in the way of clarity about the future direction of the economy as a whole. Meanwhile, the housing market remained robust, but unemployment inched higher as job growth remained elusive.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Our biggest detractor was our position in payroll processor Automatic Data Processing. Our holdings of insurance and financial services company American International Group also disappointed us and held back the Portfolio's results. Other weak performers included our positions in Accenture, a management consulting and technology services organization, as well as defense contractor General Dynamics Corp. and supermarket chain Kroger.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

At the top of our list of strong performers was our position in Citigroup, a diversified financial services holding company. Also aiding our results were our holdings of Internet portal Yahoo!, which appreciated substantially during the period and contributed a noteworthy gain to our returns. Our position in interactive commerce company InterActivCorp also helped our performance, as did entertainment conglomerate Liberty Media. Meanwhile, our holdings of worldwide hotel operator Marriott International also helped boost the Portfolio's performance.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S ABSOLUTE
PERFORMANCE?

The equity portion of the Portfolio made a much more significant contribution to our absolute performance than the income portion did. While an average of 42% of the Portfolio's assets were invested in income securities during the period, 48% were in equities. In terms of sectors, on an absolute basis the consumer discretionary and information technology groups were our biggest positive contributors. In fact, the strong-performing consumer discretionary sector was our largest group weighting during the period. On the downside, sectors that detracted from our absolute results included utilities and telecommunications, two groups in which our exposure was very limited.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK?

The consumer discretionary group also helped our results on a relative basis. We carried nearly two times the exposure of our benchmark in this sector. Also working to our advantage was strong stock selection in the energy sector. Meanwhile, a number of individual stock picks within the information technology group hurt our relative results, as did our underweighting in this area. The disappointing returns of several of our holdings in the industrial sector also held back our relative performance.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

Given the lingering uncertainty, we will continue to stand by our research-driven investment approach, which focuses on identifying well-managed companies that can perform over the long term. My emphasis is on those with healthy balance sheets, the ability to generate free cash flow and allocate capital prudently, and managements that have a history of executing well regardless of the economic climate.

48  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

Janus Aspen Balanced Portfolio
- Institutional Shares $30,179

S&P 500(R) Index $25,276

Lehman Brothers Government/
Credit Index $19,749

INITIAL INVESTMENT OF $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Balanced Portfolio - Institutional Shares, the S&P 500 Index and the Lehman Brothers Government/Credit Index. Janus Aspen Balanced Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The Lehman Brothers Government/Credit Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through June 30, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Balanced Portfolio - Institutional Shares ($30,179) as compared to the S&P 500 Index ($25,276) and the Lehman Brothers Government/Credit Index ($19,749).

                                    FISCAL        ONE        FIVE       SINCE
                                 YEAR-TO-DATE     YEAR       YEAR     INCEPTION*
--------------------------------------------------------------------------------
Janus Aspen
Balanced Portfolio -
Institutional Shares                 6.29%       2.71%       6.07%      11.94%
--------------------------------------------------------------------------------
Janus Aspen Balanced
Portfolio - Service Shares           6.11%       2.45%       5.98%      11.90%
--------------------------------------------------------------------------------
S&P 500(R)Index                     11.75%       0.25%      (1.61)%      9.92%
--------------------------------------------------------------------------------
Lehman Brothers Gov-
ernment/Credit Index                 5.23%      13.15%       7.84%       7.19%

PORTFOLIO STRATEGY
--------------------------------------------------------------------------------

To seek long-term capital growth, consistent with preservation of capital and balanced by current income, by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income senior securities, which include debt securities and preferred stocks.

PORTFOLIO ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Preferred Stock - 1.1%
Foreign Dollar/Non-Dollar Bonds - 1.3%
Common Stock - Foreign - 6.4%
U.S. Treasury Notes/Bonds - 7.7%
Cash and Cash Equivalents - 8.0%
U.S. Government Agencies - 8.6%
Corporate Bonds - 23.0%
Common Stock - Domestic - 43.9%

Number of Stocks: 83
Number of Bonds: 163
Top 10 Equities: 14.0%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                             JUNE 30, 2003     DECEMBER 31, 2002

Citigroup, Inc.                                       1.8%                  1.5%
Marsh & McLennan Companies, Inc.                      1.8%                  1.7%
Exxon Mobil Corp.                                     1.5%                  2.0%
Berkshire Hathaway, Inc. - Class B                    1.4%                  1.4%
3M Co.                                                1.3%                  1.1%
Gannett Company, Inc.                                 1.3%                  1.5%
Pfizer, Inc.                                          1.3%                  1.2%
Procter & Gamble Co.                                  1.3%                  0.9%
Anheuser-Busch Companies, Inc.                        1.2%                  1.2%
Tyco International, Ltd.                              1.1%                   --

TOP INDUSTRIES - PORTFOLIO VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[ ] Janus Aspen Balanced Portfolio                         o S&P 500(R) Index

[BAR GRAPH]

                                                Janus Aspen          S&P 500(R)
                                             Balanced Portfolio        Index

Multimedia                                          5.7%                2.5%
Diversified Operations                              5.5%                5.1%
Medical - Drugs                                     3.9%                8.2%
Finance - Investment Bankers/Brokers                3.4%                2.6%
Oil Companies - Integrated                          2.8%                4.2%
Cable Television                                    2.7%                0.8%
Brewery                                             2.7%                0.5%
Super-Regional Banks                                2.5%                5.4%
Hotels and Motels                                   2.5%                0.2%
Oil Companies - Exploration and Production          2.4%                0.7%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of June 30, 2003, Lipper ranked Janus Aspen Balanced Portfolio - Institutional Shares 2nd out of 53 variable annuity balanced funds for the 5-year period.

* The Portfolio's inception date - 9/13/93.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Returns shown for Service Shares for periods prior to their inception (12/31/99) are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R)Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Lehman Brothers Government/ Credit Index is composed of all bonds that are of investment grade with at least one year until maturity. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.

                                           Janus Aspen Series  June 30, 2003  49

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------

Common Stock - 50.3%
Aerospace and Defense - 0.3%
     171,730    General Dynamics Corp. ......................    $    12,450,425

Airlines - 0.3%
     632,095    Southwest Airlines Co. ......................         10,872,034

Applications Software - 1.1%
   1,577,290    Microsoft Corp. .............................         40,394,397

Automotive - Cars and Light Trucks - 0.7%
     642,598    BMW A.G.** ..................................         24,683,521

Beverages - Non-Alcoholic - 1.1%
     670,515    Pepsi Bottling Group, Inc.# .................         13,423,710
     563,830    PepsiCo, Inc. ...............................         25,090,435

                                                                      38,514,145

Beverages - Wine and Spirits - 0.4%
   1,304,924    Diageo PLC** ................................         13,932,109

Brewery - 1.2%
     829,874    Anheuser-Busch Companies, Inc. ..............         42,365,068

Broadcast Services and Programming - 1.4%
     655,980    Fox Entertainment Group, Inc.*,# ............         18,879,104
   2,874,420    Liberty Media Corp. - Class A* ..............         33,228,295

                                                                      52,107,399

Cable Television - 0.9%
     317,749    Comcast Corp. - Class A* ....................          9,589,665
     458,879    Comcast Corp. - Special Class A* ............         13,229,482
     327,255    Cox Communications, Inc. - Class A* .........         10,439,435

                                                                      33,258,582

Chemicals - Diversified - 0.4%
     384,345    E.I. du Pont de Nemours and Co.# ............         16,004,126

Computers - 1.4%
     648,830    Dell Computer Corp.* ........................         20,736,607
     369,620    IBM Corp. ...................................         30,493,650

                                                                      51,230,257

Computers - Peripheral Equipment - 0.5%
     292,855    Lexmark International Group, Inc. - Class A*          20,725,348

Cosmetics and Toiletries - 1.9%
      80,100    Avon Products, Inc. .........................          4,982,220
     284,815    Colgate-Palmolive Co. .......................         16,505,029
     534,270    Procter & Gamble Co. ........................         47,646,199

                                                                      69,133,448

Data Processing and Management - 0.3%
     357,974    Automatic Data Processing, Inc.# ............         12,121,000

Diversified Operations - 4.0%
     372,800    3M Co. ......................................         48,083,744
   1,139,789    General Electric Co. ........................         32,689,149
     829,955    Honeywell International, Inc. ...............         22,284,292
   2,130,785    Tyco International, Ltd. ....................         40,442,299

                                                                     143,499,484

E-Commerce/Services - 0.5%
     488,560    InterActiveCorp*,# ..........................         19,332,319

Electronic Components - Semiconductors - 0.6%
   1,202,787    Texas Instruments, Inc. .....................         21,169,051

Finance - Credit Card - 0.6%
     505,495    American Express Co. ........................         21,134,746

Finance - Investment Bankers/Brokers - 2.3%
   1,551,726    Citigroup, Inc. .............................    $    66,413,873
     211,435    Goldman Sachs Group, Inc. ...................         17,707,681

                                                                      84,121,554

Food - Miscellaneous/Diversified - 0.4%
     151,485    Campbell Soup Co.# ..........................          3,711,383
     299,755    Kellogg Co.# ................................         10,302,579

                                                                      14,013,962

Hotels and Motels - 1.9%
     282,268    Fairmont Hotels & Resorts, Inc.
                  (New York Shares)** .......................          6,605,071
   1,019,020    Marriott International, Inc. - Class A# .....         39,150,748
     764,645    Starwood Hotels & Resorts Worldwide, Inc. ...         21,861,201

                                                                      67,617,020

Insurance Brokers - 1.8%
   1,265,415    Marsh & McLennan Companies, Inc. ............         64,624,744

Life and Health Insurance - 0.2%
     236,770    AFLAC, Inc. .................................          7,280,678

Medical - Drugs - 3.7%
     422,945    Forest Laboratories, Inc.* ..................         23,156,239
     447,075    Merck & Company, Inc.# ......................         27,070,391
   1,400,125    Pfizer, Inc. ................................         47,814,269
     459,304    Roche Holding A.G.** ........................         36,027,766

                                                                     134,068,665

Medical Instruments - 0.6%
     484,055    Medtronic, Inc. .............................         23,220,118

Medical Products - 0.6%
     437,940    Johnson & Johnson ...........................         22,641,498

Multi-Line Insurance - 0.8%
     402,450    Allstate Corp. ..............................         14,347,343
     241,639    American International Group, Inc. ..........         13,333,640

                                                                      27,680,983

Multimedia - 3.3%
   1,983,475    AOL Time Warner, Inc.* ......................         31,914,113
     625,740    Gannett Company, Inc. .......................         48,063,089
     908,736    Viacom, Inc. - Class B* .....................         39,675,414

                                                                     119,652,616

Networking Products - 0.4%
     969,480    Cisco Systems, Inc.* ........................         16,180,621

Non-Hazardous Waste Disposal - 0.6%
     882,280    Waste Management, Inc.# .....................         21,254,125

Oil Companies - Exploration and Production - 2.2%
     272,975    Anadarko Petroleum Corp. ....................         12,139,198
     379,077    Apache Corp. ................................         24,662,750
     359,447    Burlington Resources, Inc.**,# ..............         19,435,299
     203,380    EnCana Corp.** ..............................          7,738,544
     405,940    EnCana Corp. (New York Shares)** ............         15,575,918

                                                                      79,551,709

Oil Companies - Integrated - 2.4%
   1,454,765    Exxon Mobil Corp. ...........................         52,240,611
     220,643    Total Fina Elf S.A.** .......................         33,343,998

                                                                      85,584,609

Pipelines - 0.5%
   2,147,200    El Paso Corp.# ..............................         17,349,376

See Notes to Schedules of Investments and Financial Statements.

50  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Radio - 0.4%
     416,140    Westwood One, Inc.*,# .......................    $    14,119,630

Reinsurance - 1.4%
      20,367    Berkshire Hathaway, Inc. - Class B* .........         49,491,810

Retail - Building Products - 0.2%
     272,075    Home Depot, Inc. ............................          9,011,124

Retail - Consumer Electronics - 0.7%
     576,730    Best Buy Company, Inc.* .....................         25,329,982

Retail - Discount - 1.2%
     526,915    Costco Wholesale Corp.* .....................         19,285,089
     464,155    Wal-Mart Stores, Inc. .......................         24,911,199

                                                                      44,196,288

Retail - Drug Store - 0.3%
     326,640    Walgreen Co. ................................          9,831,864

Semiconductor Components/Integrated Circuits - 0.6%
     318,182    Linear Technology Corp. .....................         10,248,642
     296,637    Maxim Integrated Products, Inc. .............         10,142,019

                                                                      20,390,661

Soap and Cleaning Preparations - 0.4%
     779,299    Reckitt Benckiser PLC** .....................         14,300,008

Super-Regional Banks - 2.4%
     298,795    Bank of America Corp. .......................         23,613,769
     471,065    FleetBoston Financial Corp. .................         13,995,341
     217,435    SunTrust Banks, Inc.# .......................         12,902,593
     942,403    U.S. Bancorp ................................         23,088,874
     381,145    Wachovia Corp. ..............................         15,230,554

                                                                      88,831,131
Telecommunication Equipment - 0.5%
   1,075,705    Nokia Oyj (ADR)** ...........................         17,673,833

Telephone - Integrated - 0.5%
     428,510    Verizon Communications, Inc. ................         16,904,720

Textile-Home Furnishings - 0.3%
     226,040    Mohawk Industries, Inc.* ....................         12,552,001

Toys - 0.3%
     604,175    Mattel, Inc. ................................         11,430,991

Transportation - Railroad - 0.6%
     449,115    Canadian National Railway Co.
                  (New York Shares)** .......................         21,674,290

Transportation - Services - 0.5%
     273,500    FedEx Corp.# ................................         16,965,205

Web Portals/Internet Service Providers - 0.7%
     760,090    Yahoo!, Inc.* ...............................         24,900,548
--------------------------------------------------------------------------------
Total Common Stock (cost $1,734,357,686) ....................      1,825,373,823
--------------------------------------------------------------------------------
Corporate Bonds - 24.0%
Aerospace and Defense - 0.9%
                Lockheed Martin Corp.:
$  5,790,000      7.25%, company guaranteed notes
                  due 5/15/06 ...............................          6,593,901
   6,195,000      8.20%, notes, due 12/1/09 .................          7,834,296
  14,710,000      7.65%, company guaranteed notes
                  due 5/1/16 ................................         18,719,152

                                                                      33,147,349

Automotive - Truck Parts and Equipment - Original - 0.5%
                Delphi Corp.:
$  2,130,000      6.125%, notes, due 5/1/04 .................    $     2,180,019
   5,655,000      6.55%, notes, due 6/15/06 .................          6,067,357
  10,515,000    Lear Corp., 7.96%
                  company guaranteed notes, due 5/15/05 .....         11,198,475

                                                                      19,445,851

Beverages - Non-Alcoholic - 1.1%
                Coca-Cola Enterprises, Inc.:
   7,675,000      5.375%, notes, due 8/15/06 ................          8,424,095
   8,310,000      4.375%, notes, due 9/15/09 ................          8,843,743
  10,288,000      7.125%, notes, due 9/30/09 ................         12,456,237
   8,705,000      6.125%, notes, due 8/15/11 ................          9,988,866

                                                                      39,712,941
Brewery - 1.5%
                Anheuser-Busch Companies, Inc.:
   9,995,000      5.65%, notes, due 9/15/08 .................         11,324,035
   9,135,000      5.75%, notes, due 4/1/10 ..................         10,431,265
  14,969,000      6.00%, senior notes, due 4/15/11 ..........         17,150,238
   3,600,000      7.55%, notes, due 10/1/30 .................          4,760,341
   3,750,000      6.80%, notes, due 1/15/31 .................          4,547,340
   4,925,000      6.80%, notes, due 8/20/32 .................          5,998,029

                                                                      54,211,248

Broadcast Services and Programming - 0.3%
                Clear Channel Communications, Inc.:
   4,670,000      6.00%, notes, due 11/1/06 .................          5,113,748
   7,055,000      4.625%, notes, due 1/15/08 ................          7,395,827

                                                                      12,509,575

Cable Television - 1.8%
                Comcast Cable Communications, Inc.:
     730,000      6.375%, notes, due 1/30/06# ...............            796,607
  14,245,000      6.75%, notes, due 1/30/11 .................         16,351,422
   3,630,000      7.125%, senior notes, due 6/15/13 .........          4,241,208
                Comcast Corp.:
   1,915,000      5.85%, notes, due 1/15/10# ................          2,107,071
   2,090,000      6.50%, notes, due 1/15/15 .................          2,350,487
   7,770,000      7.05%, bonds, due 3/15/33# ................          8,629,735
                Cox Communications, Inc.:
   3,950,000      7.50%, notes, due 8/15/04 .................          4,192,325
   2,512,000      7.75%, notes, due 8/15/06 .................          2,898,310
   4,930,000      7.125%, notes, due 10/1/12 ................          5,887,076
   4,543,000    CSC Holdings, Inc., 7.625%
                  senior notes, due 4/1/11# .................          4,588,430
                TCI Communications, Inc.:
   1,355,000      8.65%, senior notes, due 9/15/04 ..........          1,450,148
   6,719,000      6.875%, senior notes, due 2/15/06 .........          7,434,802
   3,235,000      7.875%, notes, due 8/1/13 .................          3,918,287

                                                                      64,845,908

Cellular Telecommunications - 0.6%
                AT&T Wireless Services, Inc.:
   3,455,000      7.35%, senior notes, due 3/1/06 ...........          3,876,997
   5,358,000      7.50%, senior notes, due 5/1/07 ...........          6,176,263
   9,940,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 ................         11,555,250

                                                                      21,608,510

Commercial Banks - 0.3%
   8,780,000    U.S. Bank N.A., 5.70%
                  notes, due 12/15/08 .......................          9,884,989

See Notes to Schedules of Investments and Financial Statements.

                                           Janus Aspen Series  June 30, 2003  51
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--------------------------------------------------------------------------------

JANUS ASPEN BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Computers - 0.8%
$  7,230,000    Apple Computer, Inc., 6.50%
                  notes, due 2/15/04 ........................    $     7,392,675
  12,080,000    Hewlett-Packard Co., 3.625%
                  notes, due 3/15/08# .......................         12,397,595
                Sun Microsystems, Inc.:
   2,405,000      7.35%, senior notes, due 8/15/04 ..........          2,529,613
   6,573,000      7.65%, senior notes, due 8/15/09 ..........          7,815,126

                                                                      30,135,009

Containers - Metal and Glass - 0.1%
   2,633,000    Owens-Illinois, Inc., 7.15%
                  senior notes, due 5/15/05 .................          2,698,825

Containers - Paper and Plastic - 0.7%
                Sealed Air Corp.:
   7,365,000      8.75%, company guaranteed notes
                  due 7/1/08 (144A) .........................          8,711,005
   7,690,000      5.625%, notes, due 7/15/13 (144A) .........          7,757,210
   7,865,000      6.875%, bonds, due 7/15/33 (144A) .........          8,021,120

                                                                      24,489,335

Cosmetics and Toiletries - 0.2%
   8,175,000    International Flavors & Fragrances, Inc.
                  6.45%, notes, due 5/15/06 .................          9,127,003

Diversified Financial Services - 1.3%
                General Electric Capital Corp.:
   6,675,000      5.375%, notes, due 4/23/04 ................          6,897,298
   6,010,000      4.25%, notes, due 1/28/05# ................          6,278,467
   8,280,000      2.85%, notes, due 1/30/06 .................          8,470,365
  14,430,000      5.35%, notes, due 3/30/06 .................         15,674,862
  10,170,000      6.75%, notes, due 3/15/32# ................         11,894,476

                                                                      49,215,468

Diversified Operations - 1.5%
                Honeywell International, Inc.:
  11,645,000      5.125%, notes, due 11/1/06 ................         12,711,437
   5,978,000      6.125%, notes, due 11/1/11 ................          6,810,783
   4,030,000    SPX Corp., 7.50%
                  senior notes, due 1/1/13 ..................          4,362,475
                Tyco International Group S.A.:
   7,117,000      5.875%, company guaranteed notes
                  due 11/1/04** .............................          7,330,510
  12,140,000      6.375%, company guaranteed senior
                  notes, due 2/15/06** ......................         12,655,950
   8,660,000      6.375%, notes, due 10/15/11** .............          9,136,300

                                                                      53,007,455

Electric - Integrated - 0.5%
                Dominion Resources, Inc.:
   4,245,000      2.80%, notes, due 2/15/05 .................          4,301,013
   2,760,000      4.125%, notes, due 2/15/08# ...............          2,888,735
   2,760,000    Duke Energy Corp., 6.25%
                  notes, due 1/15/12# .......................          3,092,845
   7,440,000    Illinois Power Corp., 11.50%
                  first mortgage bonds, due 12/15/10 (144A) .          8,500,200

                                                                      18,782,793

Electronic Components - Semiconductors - 0.2%
   7,630,000    LSI Logic Corp., 4.00%
                  convertible subordinated notes
                  due 2/15/05 ...............................          7,515,550

Energy - Alternate Sources - 0.2%
$  7,805,000    MidAmerican Energy Holdings Co., 3.50%
                  notes, due 5/15/08 (144A) .................    $     7,846,983

Finance - Auto Loans - 0.3%
                General Motors Acceptance Corp.:
   6,118,000      5.36%, notes, due 7/27/04 .................          6,290,711
   5,070,000      5.25%, notes, due 5/16/05 .................          5,217,649

                                                                      11,508,360

Finance - Consumer Loans - 0.3%
   8,330,000    American General Finance Corp., 5.875%
                  notes, due 7/14/06 ........................          9,191,514

Finance - Investment Bankers/Brokers - 1.1%
   9,667,000    Charles Schwab Corp., 8.05%
                  notes, due 3/1/10 .........................         11,607,486
                Citigroup, Inc.:
  10,070,000      7.25%, subordinated notes, due 10/1/10# ...         12,200,973
   6,770,000      6.625%, notes, due 6/15/32 ................          7,823,067
   6,435,000    Citigroup Global Markets Holdings, Inc.
                  6.50%, notes, due 2/15/08 .................          7,402,316

                                                                      39,033,842

Food - Diversified - 1.0%
                Dean Foods Co.:
   2,090,000      6.75%, senior notes, due 6/15/05 ..........          2,152,700
   5,428,000      6.625%, senior notes, due 5/15/09 .........          5,645,120
   1,275,000      6.90%, senior notes, due 10/15/17 .........          1,300,500
                General Mills, Inc.:
   8,195,000      5.125%, notes, due 2/15/07 ................          8,927,027
   4,745,000      6.00%, notes, due 2/15/12 .................          5,356,906
                Kellogg Co.:
   4,830,000      2.875%, notes, due 6/1/08 .................          4,796,016
   5,330,000      7.45%, debentures, due 4/1/31 .............          6,763,461

                                                                      34,941,730

Food - Retail - 0.3%

   4,360,000    Fred Meyer, Inc., 7.45%
                  company guaranteed notes, due 3/1/08 ......          5,080,194
                Kroger Co.:
   3,315,000      7.80%, notes, due 8/15/07 .................          3,838,985
   1,745,000      7.00%, senior notes, due 5/1/18 ...........          2,031,122

                                                                      10,950,301

Food - Wholesale/Distribution - 0.1%
   3,635,000    Pepsi Bottling Holdings, Inc., 5.625%
                  company guaranteed notes
                  due 2/17/09 (144A) ........................          4,076,783

Hotels and Motels - 0.6%
   3,645,000    Host Marriott Corp., 7.875%
                  company guaranteed notes, due 8/1/05# .....          3,708,788
   2,915,000    John Q. Hammons Hotels, 8.875%
                  first mortgage notes, due 5/15/12# ........          3,060,750
                Starwood Hotels & Resorts Worldwide, Inc.:
   3,835,000      6.75%, notes, due 11/15/05 ................          4,002,804
   7,035,000      7.375%, company guaranteed notes
                  due 5/1/07 ................................          7,404,338
   3,855,000      7.875%, company guaranteed notes
                  due 5/1/12 ................................          4,221,225

                                                                      22,397,905

Insurance Brokers - 0.2%
   7,275,000    Marsh & McLennan Companies, Inc.
                  5.375%, notes, due 3/15/07 ................          8,009,942

See Notes to Schedules of Investments and Financial Statements.

52  Janus Aspen Series  June 30, 2003

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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Medical - Drugs - 0.2%
$  4,180,000    Pfizer, Inc., 5.625%
                  notes, due 2/1/06 .........................    $     4,587,809
   2,271,000    Warner-Lambert Co., 6.00%
                  notes, due 1/15/08 ........................          2,576,281

                                                                       7,164,090

Medical - HMO - 0.2%
                UnitedHealth Group, Inc.:
   3,030,000      7.50%, notes, due 11/15/05 ................          3,428,027
   2,725,000      5.20%, notes, due 1/17/07 .................          2,967,776

                                                                       6,395,803

Multi-Line Insurance - 0.2%
   7,295,000    AIG SunAmerica Global Financial IX, Inc.
                  5.10%, notes, due 1/17/07 (144A) ..........          7,973,355

Multimedia - 2.4%
                AOL Time Warner, Inc.:
  14,659,000      5.625%, notes, due 5/1/05 .................         15,562,390
  12,815,000      6.15%, company guaranteed notes
                  due 5/1/07# ...............................         14,415,978
  14,205,000      9.15%, debentures, due 2/1/23 .............         17,955,617
  10,395,000      7.70%, notes, due 5/1/32 ..................         12,135,456
                Viacom, Inc.:
   8,485,000      7.75%, senior notes, due 6/1/05 ...........          9,450,109
   2,320,000      7.70%, company guaranteed notes
                  due 7/30/10 ...............................          2,871,923
  15,620,000    Walt Disney Co., 4.875%
                  notes, due 7/2/04 .........................         16,110,546

                                                                      88,502,019

Non-Hazardous Waste Disposal - 0.1%
   1,540,000    Allied Waste North America, Inc., 7.875%
                  senior notes, due 4/15/13 .................          1,611,225
   1,765,000    Waste Management, Inc., 7.00%
                  senior notes, due 10/1/04 .................          1,871,823

                                                                       3,483,048

Oil - Field Services - 0.1%
   2,735,000    Hanover Equipment Trust 2001A, 8.50%
                  secured notes, due 9/1/08 .................          2,871,750

Oil Companies - Exploration and Production - 0.2%
   7,040,000    Burlington Resources Finance Co., 7.20%
                  notes, due 8/15/31** ......................          8,602,000

Oil Companies - Integrated - 0.4%
   7,795,000    ConocoPhillips, 6.95%
                  senior notes, due 4/15/29 .................          9,378,593
   5,475,000    El Paso CGP Co., 6.20%
                  notes, due 5/15/04# .......................          5,420,250

                                                                      14,798,843

Pipelines - 0.7%
                Duke Capital Corp.:
   5,200,000      6.25%, senior notes, due 7/15/05 ..........          5,515,588
   2,760,000      6.25%, senior notes, due 2/15/13 ..........          2,933,985
  11,705,000    El Paso Corp., 7.00%
                  senior notes, due 5/15/11# ................         10,651,550
   5,500,000    Sonat, Inc., 6.875%
                  notes, due 6/1/05 .........................          5,390,000

                                                                      24,491,123

Resorts and Theme Parks - 0.1%
$  2,745,000    Six Flags, Inc., 9.75%
                  senior notes, due 6/15/07# ................    $     2,717,550

Retail - Building Products - 0.5%
  15,761,000    Home Depot, Inc., 6.50%
                  senior notes, due 9/15/04 .................         16,700,166

Retail - Discount - 0.8%
   3,735,000    Target Corp., 5.50%
                  notes, due 4/1/07 .........................          4,104,649
                Wal-Mart Stores, Inc.:
   7,850,000      5.45%, notes, due 8/1/06# .................          8,668,488
  12,750,000      6.875%, senior notes, due 8/10/09 .........         15,345,365

                                                                      28,118,502

Retail - Major Department Stores - 0.2%
                J.C. Penney Company, Inc.:
   3,440,000      7.375%, notes, due 8/15/08# ...............          3,551,800
   3,440,000      8.00%, notes, due 3/1/10 ..................          3,603,400

                                                                       7,155,200

Retail - Restaurants - 0.2%
   5,555,000    Yum! Brands, Inc., 7.70%
                  notes, due 7/1/12 .........................          6,332,700

Specified Purpose Acquisition Company - 0.1%
   2,585,000    Gemstone Investors, Ltd., 7.71%
                  company guaranteed senior notes
                  due 10/31/04 (144A) .......................          2,572,075

Super-Regional Banks - 0.1%
   2,568,000    Firstar Bank N.A., 7.125%
                  subordinated notes, due 12/1/09 ...........          3,104,404

Telecommunication Services - 0.5%
                Verizon Global Funding Corp.:
   8,740,000      6.125%, notes, due 06/15/07# ..............          9,838,557
   8,695,000      4.00%, notes, due 1/15/08# ................          9,077,797

                                                                      18,916,354

Telephone - Integrated - 0.1%
   5,180,000    Verizon Maryland, Inc., 5.125%
                  bonds, due 6/15/33 ........................          4,883,901

Textile - Home Furnishings - 0.1%
   2,275,000    Mohawk Industries, Inc., 7.20%
                  notes, due 4/15/12 ........................          2,665,902

Tools - Hand Held - 0.4%
   9,925,000    Black & Decker Corp., 7.125%
                  senior notes, due 6/1/11 ..................         11,763,666
   3,720,000    Stanley Works, 4.90%
                  notes, due 11/1/12 (144A) .................          3,881,087

                                                                      15,644,753
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $803,661,187) ...................        871,388,707
--------------------------------------------------------------------------------
Foreign Bonds - 0.3%
Foreign Government - 0.3%
EUR
   9,205,000    Deutscheland Republic, 5.00%
                  bonds, due 7/4/12** (cost $10,078,429) ....         11,539,812
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

                                           Janus Aspen Series  June 30, 2003  53
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--------------------------------------------------------------------------------

JANUS ASPEN BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Preferred Stock - 1.1%
Automotive - Cars and Light Trucks - 0.9%
     692,060    General Motors Corp.
                  convertible, 6.25% ........................    $    17,163,088
     640,645    General Motors Corp. - Series B
                  convertible, 5.25% ........................         14,254,351

                                                                      31,417,439

Publishing - Newspapers - 0.2%
      98,448    Tribune Co.
                  convertible, 2.00% ........................          8,245,020
--------------------------------------------------------------------------------
Total Preferred Stock (cost $45,638,076) ....................         39,662,459
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
       4,211    Ono Finance PLC - expires 5/31/09*,(beta)
                  (cost $0) .................................                 48
--------------------------------------------------------------------------------
U.S. Government Agencies - 8.6%
                Fannie Mae:
$ 47,642,000      1.875%, due 12/15/04# .....................         48,071,016
  30,880,000      2.125%, due 4/15/06# ......................         31,204,425
  19,070,000      5.50%, due 5/2/06 .........................         20,936,476
   7,925,000      4.75%, due 1/2/07 .........................          8,557,146
  16,260,000      5.00%, due 1/15/07# .......................         17,896,634
   4,485,000      2.50%, due 6/15/08# .......................          4,463,494
   6,770,000      5.25%, due 1/15/09# .......................          7,601,498
   1,535,000      6.375%, due 6/15/09 .......................          1,817,902
   9,510,000      6.25%, due 2/1/11 .........................         10,967,160
  16,527,000      5.375%, due 11/15/11# .....................         18,588,396
   1,489,000      6.125%, due 3/15/12 .......................          1,756,042
                Federal Home Loan Bank System
  23,305,000      6.50%, due 11/15/05 .......................         26,007,774
                Freddie Mac:
  53,055,000      1.875%, due 1/15/05 .......................         53,531,116
  17,925,000      4.25%, due 6/15/05# .......................         18,904,081
  26,990,000      2.375%, due 4/15/06# ......................         27,421,300
   4,690,000      5.75%, due 4/15/08# .......................          5,359,272
   2,000,000      5.75%, due 3/15/09# .......................          2,297,226
   1,935,000      7.00%, notes, due 3/15/10 .................          2,371,998
   2,291,000      5.875%, due 3/21/11 .......................          2,577,075
   3,193,000      6.25%, due 7/15/32# .......................          3,756,964
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $302,387,574) ..........        314,086,995
--------------------------------------------------------------------------------
U.S. Treasury Notes/Bonds - 7.7%
$  8,805,000      6.50%, due 5/15/05# .......................    $     9,656,611
  17,460,000      4.625%, due 5/15/06# ......................         18,927,042
  19,465,000      3.50%, due 11/15/06# ......................         20,518,095
   3,855,000      2.625%, due 5/15/08# ......................          3,890,239
  18,916,000      5.625%, due 5/15/08# ......................         21,685,416
  17,863,000      6.00%, due 8/15/09# .......................         21,070,659
     345,000      6.50%, due 2/15/10# .......................            418,542
   7,830,000      5.75%, due 8/15/10# .......................          9,165,078
   7,095,000      5.00%, due 8/15/11# .......................          7,958,596
   1,485,000      4.375%, due 8/15/12# ......................          1,592,257
  27,447,000      7.25%, due 5/15/16 ........................         36,502,369
   3,660,000      8.125%, due 8/15/19 .......................          5,293,418
  16,235,000      7.875%, due 2/15/21 .......................         23,177,995
  14,258,000      7.25%, due 8/15/22# .......................         19,317,922
  25,471,000      6.25%, due 8/15/23# .......................         31,199,988
  16,331,000      6.00%, due 2/15/26 ........................         19,521,294
   8,565,000      5.25%, due 2/15/29 ........................          9,326,146
  12,067,000      6.25%, due 5/15/30 ........................         15,022,474
   4,035,000      5.375%, due 2/15/31# ......................          4,543,632
--------------------------------------------------------------------------------
Total U.S. Treasury Notes/Bonds (cost $258,062,185) .........        278,787,773
--------------------------------------------------------------------------------
Repurchase Agreement - 0.5%
  16,800,000    ABN AMRO Bank N.V., 1.25%
                  dated 6/30/03, maturing 7/1/03
                  to be repurchased at $16,800,583
                  collateralized by $1,639,869
                  in Collateralized Mortgage Obligations
                  4.848%, 10/25/32, AAA
                  $24,936,664 in U.S. Government
                  Agencies, 0%-7.50%, 8/16/06-1/1/33
                  $4,121,840 in U.S. Treasury Bills
                  0%, 11/15/10-5/15/14; with respective
                  values of $1,512,947, $12,692,899
                  and $2,930,154 (cost $16,800,000) .........         16,800,000
Short-Term Corporate Notes - 3.2%
--------------------------------------------------------------------------------
                Household Finance Corp.
  50,000,000      1.31%, 7/1/03 .............................         50,000,000

                Prudential Funding Corp.
  65,800,000      1.21%, 7/1/03 .............................         65,800,000
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (cost $115,800,000) ........        115,800,000
--------------------------------------------------------------------------------
Time Deposit - 4.7%
                Credit Suisse First Boston, Inc.
 170,000,000      1.375%, 7/1/03 (cost $170,000,000) ........        170,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $3,456,785,137) - 100.4% ......      3,643,439,617
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.4)%     (13,381,363)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 3,630,058,254
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

54  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            1.1%          $    40,442,299
Canada                                             1.6%               60,195,823
Finland                                            0.5%               17,673,833
France                                             0.9%               33,343,998
Germany                                            1.0%               36,223,333
Luxembourg                                         0.8%               29,122,760
Switzerland                                        1.0%               36,027,766
United Kingdom                                     0.8%               28,232,165
United States++                                   92.3%            3,362,177,640
--------------------------------------------------------------------------------
Total                                            100.0%          $ 3,643,439,617

++Includes Short-Term Securities (84.0% excluding Short-Term Securities)

Forward Currency Contracts, Open at June 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 9/26/03             500,000    $       819,989    $       (40,094)
British Pound 10/17/03          8,600,000         14,084,820           (754,820)
Canadian Dollar 10/17/03        4,100,000          2,999,041           (215,101)
Euro 9/26/03                   29,500,000         33,784,376         (2,455,818)
--------------------------------------------------------------------------------
Total                                        $    51,688,226    $    (3,465,833)

See Notes to Schedules of Investments and Financial Statements.

                                           Janus Aspen Series  June 30, 2003  55

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--------------------------------------------------------------------------------

JANUS ASPEN CORE EQUITY PORTFOLIO

[PHOTO]
Karen L. Reidy
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended June 30, 2003, the Portfolio gained 8.04% for its Institutional Shares and 9.92% for its Service Shares, while its benchmark, the S&P 500(R) Index, returned 11.75%.(1) For the 12-month period ended June 30, 2003, the Portfolio's Institutional Shares earned a fourth-quartile position, ranking 198th out of 211 variable annuity large-cap core funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 9.02%, the broad-based Standard & Poor's 500 Index adding 11.75%, and the growth-oriented NASDAQ Composite Index climbing 21.51% for the six months. Treasury yields generally fell as prices rose, causing the yield curve to shift down and steepen somewhat. The decline in short-term rates was aided by a 0.25% cut in the Federal Funds rate at the end of the period.

Despite these solid gains most stocks struggled at the start of the year amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. Activity in the manufacturing and services sectors continued to produce mixed results, providing little in the way of clarity about the future direction of the economy as a whole. Meanwhile, the housing market remained robust, but unemployment inched higher as job growth remained elusive.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Our biggest detractor during the period was CNF, Inc., the cargo hauler that owns airfreight-carrier Emery Worldwide and Con-Way Transportation. Payroll and tax filing processor Automatic Data Processing also worked against us. Elsewhere, insurance and financial services company American International Group hindered our results. Other weak performers included defense contractor General Dynamics Corporation and Accenture Ltd., a management consulting and technology services concern.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Topping our list of stocks that supported results was Internet portal Yahoo! Global financial services giant Citigroup also aided performance. Liberty Media Corp., a media and entertainment conglomerate, advanced during the period as well. Rounding out our group of strong performers were e-commerce concern InterActiveCorp (formerly USA Interactive) and Marsh & McLennan, whose businesses include property and casualty insurance, investment management and consulting services.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S ABSOLUTE
PERFORMANCE?

The consumer discretionary and information technology sectors provided the biggest positive contribution to the Portfolio on an absolute basis. It's noteworthy that the consumer discretionary group was our largest sector weighting. Our only detracting sector was telecomm services, which weighed down performance despite our limited exposure to the group. While contributing a slight gain to our absolute results, the materials sector was among our weaker-performing groups.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK?

Our holdings in the energy group aided our results on a relative basis. Although the Portfolio was only slightly overweight in this sector compared to the S&P 500(R) Index, strong stock selection resulted in our outpacing the benchmark. Elsewhere, our significant overweighting in consumer discretionary stocks helped that group stand out among our top-performing sectors. On the downside, several individual stock picks within the industrial sector hampered us, as did the relatively disappointing returns of some of our financial holdings, an area in which we were also underweight versus our benchmark.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

In this uncertain economic environment, we continue to try to balance companies that we believe have stable, recession-proof earnings against holdings that may offer higher earnings potential once the economy recovers. Furthermore, while we recognize that this clouded environment can be unsettling, especially for those who rely on company guidance and Wall Street analysis, we believe it gives us an opportunity to put our hands-on research process to work and gain insights not readily apparent to the average investor. To this end, we have intensified our research efforts, doubling our miles traveled, running and re-running our models and revisiting our analyses. That is the best way we know to create value for our shareholders, in any kind of economic climate.

56  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

Janus Aspen Core Equity
Portfolio - Institutional
Shares $19,982

S&P 500(R) Index $13,302

INITIAL INVESTMENT OF $10,000

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Core Equity Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Core Equity Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1997, through June 30, 2003.
The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Core Equity Income Portfolio - Institutional Shares ($19,982) as compared to the S&P 500 Index ($13,302).

                            FISCAL       ONE        FIVE       SINCE
                         YEAR-TO-DATE    YEAR       YEAR     INCEPTION*
--------------------------------------------------------------------------------
Janus Aspen Core
Equity Portfolio -
Institutional Shares         8.04%      (5.04)%     3.88%      11.88%
--------------------------------------------------------------------------------
Janus Aspen Core
Equity Portfolio -
Service Shares               9.92%      (3.48)%     3.88%       11.84%
--------------------------------------------------------------------------------
S&P 500(R)Index             11.75%       0.25%     (1.61)%       4.74%

PORTFOLIO STRATEGY
--------------------------------------------------------------------------------

To seek long-term growth of capital by normally investing at least 80% of its assets in equity securities selected for their growth potential. The portfolio manager will seek conservative, solid, cornerstone equity companies of any size.

PORTFOLIO ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Preferred Stock - 2.5%
Cash and Cash Equivalents - 8.2%
Common Stock - Foreign - 14.6%
Common Stock - Domestic - 74.7%

Number of Stocks: 89
Top 10 Equities: 22.6%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                             JUNE 30, 2003     DECEMBER 31, 2002

Citigroup, Inc.                                       3.1%                  2.5%
Marsh & McLennan Companies, Inc.                      2.7%                  3.0%
Exxon Mobil Corp.                                     2.4%                  2.8%
Berkshire Hathaway, Inc. - Class B                    2.3%                  2.7%
3M Co.                                                2.2%                  2.1%
Anheuser-Busch Companies, Inc.                        2.1%                  2.4%
Pfizer, Inc.                                          2.0%                  2.1%
Gannett Company, Inc.                                 2.0%                  2.8%
Encana Corp.                                          1.9%                  1.5%
Yahoo!, Inc.                                          1.9%                  0.8%

TOP INDUSTRIES - PORTFOLIO VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[ ] Janus Aspen Core Equity Portfolio             o S&P 500(R) Index

[BAR GRAPH]

                                                Janus Aspen
                                                Core Equity          S&P 500(R)
                                                 Portfolio             Index

Diversified Operations                              6.7%                5.1%
Medical - Drugs                                     6.0%                8.2%
Multimedia                                          4.9%                2.5%
Hotels and Motels                                   4.7%                0.2%
Oil Companies - Exploration and Production          4.6%                0.7%
Finance - Investment Bankers/Brokers                4.0%                2.6%
Broadcast Services and Programming                  3.5%                0.3%
Oil Companies - Integrated                          3.3%                4.2%
Insurance Brokers                                   2.7%                0.4%
Automotive - Cars and Light Trucks                  2.7%                0.4%

--------------------------------------------------------------------------------
(1)  All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of June 30, 2003, Lipper ranked Janus Aspen Core Equity Portfolio - Institutional Shares 4th out of 110 variable annuity large-cap core funds for the 5-year period.

* The Portfolio's inception date - 5/1/97.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Returns shown for Service Shares for periods prior to their inception (12/31/99) are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The Adviser has contractually agreed to waive a portion of the Portfolio's expenses. Without such waivers, the Portfolio's total returns for each class would have been lower.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.

                                           Janus Aspen Series  June 30, 2003  57

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN CORE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 89.3%
Advertising Sales - 1.0%
       2,985    Lamar Advertising Co.* ......................    $       105,102

Aerospace and Defense - 0.7%
       1,000    General Dynamics Corp. ......................             72,500

Agricultural Chemicals - 1.1%
       1,825    Potash Corporation of Saskatchewan, Inc.
                  (New York Shares)** .......................            116,800

Applications Software - 1.8%
       7,420    Microsoft Corp. .............................            190,026

Athletic Footwear - 0.6%
         677    Adidas - Salomon A.G.** .....................             57,841

Automotive - Cars and Light Trucks - 0.9%
       2,521    BMW A.G.** ..................................             96,837

Automotive - Truck Parts and Equipment - Original - 0.9%
       1,945    Lear Corp.* .................................             89,509

Beverages - Non-Alcoholic - 1.4%
       3,775    Pepsi Bottling Group, Inc. ..................             75,576
       1,445    PepsiCo, Inc. ...............................             64,302

                                                                         139,878

Beverages - Wine and Spirits - 0.7%
       7,199    Diageo PLC** ................................             76,861

Brewery - 2.1%
       4,139    Anheuser-Busch Companies, Inc. ..............            211,296

Broadcast Services and Programming - 3.5%
       1,595    Clear Channel Communications, Inc.* .........             67,612
       3,580    Fox Entertainment Group, Inc.* ..............            103,032
      16,195    Liberty Media Corp. - Class A* ..............            187,214

                                                                         357,858

Cable Television - 2.0%
       2,176    Comcast Corp. - Class A* ....................             65,672
       1,878    Comcast Corp. - Special Class A* ............             54,143
       2,604    Cox Communications, Inc. - Class A* .........             83,067

                                                                         202,882

Chemicals - Diversified - 1.0%
       2,415    E.I. du Pont de Nemours and Co. .............            100,561

Chemicals - Specialty - 0.5%
       5,165    Syngenta A.G. (ADR) .........................             52,373

Computers - 2.2%
       3,530    Dell Computer Corp.* ........................            112,819
       1,380    IBM Corp. ...................................            113,850

                                                                         226,669

Computers - Peripheral Equipment - 0.9%
       1,305    Lexmark International Group, Inc. - Class A*              92,355

Cosmetics and Toiletries - 2.7%
         445    Avon Products, Inc. .........................             27,679
       1,160    Colgate-Palmolive Co. .......................             67,222
       2,040    Procter & Gamble Co. ........................            181,927

                                                                         276,828

Diagnostic Equipment - 0.4%
       3,570    Cytyc Corp.* ................................             37,556

Disposable Medical Products - 0.4%
         585    C.R. Bard, Inc. .............................             41,716

Diversified Operations - 6.7%
       1,745    3M Co. ......................................    $       225,070
       5,666    General Electric Co. ........................            162,501
       4,330    Honeywell International, Inc. ...............            116,261
       9,580    Tyco International, Ltd. ....................            181,828

                                                                         685,660

E-Commerce/Services - 0.9%
       2,290    InterActiveCorp* ............................             90,615

Electronic Components - Semiconductors - 1.0%
       5,560    Texas Instruments, Inc. .....................             97,856

Finance - Investment Bankers/Brokers - 4.0%
       7,546    Citigroup, Inc. .............................            322,969
       1,060    Goldman Sachs Group, Inc. ...................             88,775

                                                                         411,744

Food - Retail - 0.4%
         760    Whole Foods Market, Inc.* ...................             36,123

Hotels and Motels - 4.7%
       4,705    Fairmont Hotels & Resorts, Inc.
                  (New York Shares)** .......................            110,097
       1,170    Four Seasons Hotels, Inc.** .................             50,614
       4,415    Marriott International, Inc. - Class A ......            169,624
       5,285    Starwood Hotels & Resorts Worldwide, Inc. ...            151,098

                                                                         481,433

Insurance Brokers - 2.7%
       5,460    Marsh & McLennan Companies, Inc. ............            278,842

Life and Health Insurance - 0.4%
       1,320    AFLAC, Inc. .................................             40,590

Medical - Drugs - 6.0%
       1,760    Forest Laboratories, Inc.* ..................             96,360
       2,220    Merck & Company, Inc. .......................            134,421
       6,170    Pfizer, Inc. ................................            210,706
       2,181    Roche Holding A.G. ..........................            171,077

                                                                         612,564

Medical Instruments - 1.1%
       2,275    Medtronic, Inc. .............................            109,132

Medical Products - 0.9%
       1,860    Johnson & Johnson ...........................             96,162

Multimedia - 4.9%
       8,020    AOL Time Warner, Inc.* ......................            129,042
       2,615    Gannett Company, Inc. .......................            200,858
       3,892    Viacom, Inc. - Class B* .....................            169,925

                                                                         499,825

Networking Products - 0.6%
       3,960    Cisco Systems, Inc.* ........................             66,092

Non-Hazardous Waste Disposal - 1.4%
       6,095    Waste Management, Inc. ......................            146,829

Oil Companies - Exploration and Production - 4.6%
       2,295    Anadarko Petroleum Corp. ....................            102,059
       1,427    Apache Corp. ................................             92,841
       1,500    Burlington Resources, Inc. ..................             81,105
       2,459    EnCana Corp.** ..............................             93,564
       2,760    EnCana Corp. (New York Shares)** ............            105,901

                                                                         475,470

See Notes to Schedules of Investments and Financial Statements.

58  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Oil Companies - Integrated - 3.3%
       6,735    Exxon Mobil Corp. ...........................    $       241,854
         675    Total S.A. - Class B** ......................            102,007

                                                                         343,861
Pharmacy Services - 0.4%
       1,740    Caremark Rx, Inc.* ..........................             44,683

Pipelines - 1.7%
      11,805    El Paso Corp. ...............................             95,384
       2,006    Kinder Morgan Management LLC* ...............             75,145

                                                                         170,529

Property and Casualty Insurance - 0.5%
       3,275    Travelers Property Casualty Corp. - Class A .             52,072

Publishing - Newspapers - 0.2%
         585    Dow Jones & Company, Inc. ...................             25,172

Reinsurance - 2.3%
          98    Berkshire Hathaway, Inc. - Class B* .........            238,140

Retail - Building Products - 0.5%
       1,655    Home Depot, Inc. ............................             54,813

Retail - Consumer Electronics - 1.1%
       2,565    Best Buy Company, Inc.* .....................            112,655

Retail - Discount - 1.7%
       1,425    Costco Wholesale Corp.* .....................             52,155
       2,376    Wal-Mart Stores, Inc. .......................            127,520

                                                                         179,675

Retail - Jewelry - 0.6%
       1,795    Tiffany & Co. ...............................             58,661

Semiconductor Components/Integrated Circuits - 1.5%
       2,273    Linear Technology Corp. .....................             73,213
       2,271    Maxim Integrated Products, Inc. .............             77,646

                                                                         150,859

Soap and Cleaning Preparations - 0.6%
       3,366    Reckitt Benckiser PLC** .....................             61,766

Super-Regional Banks - 2.5%
       1,030    Bank of America Corp. .......................             81,401
       1,710    FleetBoston Financial Corp. .................             50,804
         550    SunTrust Banks, Inc. ........................             32,637
       2,903    U.S. Bancorp ................................             71,123
         635    Wachovia Corp. ..............................             25,375

                                                                         261,340

Telecommunication Equipment - 0.7%
       4,620    Nokia Oyj (ADR)** ...........................             75,907

Telephone - Integrated - 1.0%
       2,660    Verizon Communications, Inc. ................            104,937

Textile-Home Furnishings - 0.5%
         930    Mohawk Industries, Inc.* ....................             51,643

Toys - 0.9%
       5,075    Mattel, Inc. ................................             96,019

Transportation - Railroad - 1.5%
       3,195    Canadian National Railway Co.
                  (New York Shares)** .......................            154,191

Transportation - Services - 0.8%
       1,385    FedEx Corp. .................................             85,911

Web Portals/Internet Service Providers - 1.9%
       6,055    Yahoo!, Inc.* ...............................            198,362
--------------------------------------------------------------------------------
Total Common Stock (cost $8,527,770) ........................          9,195,581
--------------------------------------------------------------------------------
Preferred Stock - 2.5%
Automotive - Cars and Light Trucks - 1.8%
       3,625    General Motors Corp. - Series A
                  convertible, 4.50% ........................    $        88,359
         221    Porsche A.G.** ..............................             93,139

                                                                         181,498

Publishing - Newspapers - 0.7%
         896    Tribune Co., convertible, 2.00% .............             75,040
--------------------------------------------------------------------------------
Total Preferred Stock (cost $270,551) .......................            256,538
--------------------------------------------------------------------------------
Repurchase Agreement - 7.8%
$    800,000    ABN AMRO Bank N.V., 1.25%
                  dated 6/30/03, maturing 7/1/03
                  to be repurchased at $800,028
                  collateralized by $78,089
                  in Collateralized Mortgage Obligations
                  4.848%, 10/25/32, AAA
                  $1,187,460 in U.S. Government Agencies
                  0%-7.50%, 8/16/06-1/1/33
                  $196,278 in U.S. Treasury Bills
                  0%, 11/15/10-5/15/14; with respective
                  values of $72,045, $604,424
                  and $139,531 (cost $800,000) ..............            800,000
--------------------------------------------------------------------------------
Total Investments (total cost $9,598,321) - 99.6% ...........         10,252,119
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.4%             36,552
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $    10,288,671
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            1.8%          $       181,828
Canada                                             6.2%                  631,167
Finland                                            0.7%                   75,907
France                                             1.0%                  102,007
Germany                                            2.4%                  247,817
Switzerland                                        2.2%                  223,450
United Kingdom                                     1.3%                  138,627
United States++                                   84.4%                8,651,316
--------------------------------------------------------------------------------
Total                                            100.0%          $    10,252,119

++ Includes Short-Term Securities (76.6% excluding Short-Term Securities)

Forward Currency Contracts, Open at June 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 9/26/03               5,000    $         8,200    $          (401)
British Pound 10/17/03             65,000            106,455             (5,705)
Canadian Dollar 10/17/03           60,000             43,888             (3,205)
Euro 9/26/03                      150,000            171,785            (11,933)
--------------------------------------------------------------------------------
Total                                        $       330,328    $       (21,244)

See Notes to Schedules of Investments and Financial Statements.

                                           Janus Aspen Series  June 30, 2003  59

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN RISK-MANAGED LARGE CAP CORE PORTFOLIO

                                                               Managed by INTECH

--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

Launched January 2, 2003, Janus Aspen Risk-Managed Large Cap Core Portfolio - Service Shares gained 7.90% through June 30, 2003, while its benchmark, the S&P 500(R) Index, gained 8.16%.(1)

PORTFOLIO OVERVIEW

While fundamental analysis does not factor into our management of the Portfolio, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Portfolio's goal is to modestly outperform its benchmark while maintaining about the same level of risk.

The Portfolio's mathematical investing process, in essence, seeks to build a more efficient portfolio than its benchmark. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver returns over and above the index over the long term. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Portfolio.

MANAGER'S OVERVIEW

Q. WHAT POSITIVELY IMPACTED PERFORMANCE?

The Portfolio gained ground during the period on the tails of a pronounced market upswing. As stock prices naturally moved, we adjusted each comparable stock's weighting to keep the Portfolio potentially more efficient than the index. While individual stock volatility was somewhat low during the period, we believe there was indeed adequate fluctuation for our process. Market diversity (or the size effect) was also a positive contributor to performance as the market broadened out and capital flowed to all capitalization areas of the stock market. In addition to positive absolute returns for the period, the mathematical process was implemented in a disciplined manner and we believe is well-positioned to perform over a 3- to 5-year period.

Q. WHAT NEGATIVELY IMPACTED THE PORTFOLIO'S RECENT PERFORMANCE?

INTECH's portfolio performance can primarily be attributed to two factors, stocks' relative volatility and correlation of stocks to one another. The investment process uses historical information to determine the weightings in stocks in the portfolio. When the stock market "turns" dramatically (either up or down) as it did in the first part of the second quarter, it may take a while for the process to adjust to the change. The investment process incorporates one year of past price history and each week will drop one week of history and add a new one as time continues. Given that we use past price history, there can be a lag effect. That is somewhat typical for the process and is random in nature - sometimes it will help the strategy, sometimes it will hurt the strategy.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

INTECH's mathematical-based, risk-managed investment process is designed to outperform the S&P 500(R) Index over the long term while controlling risk, and we will continue to implement the process in a disciplined and deliberate manner. As a result, the process may experience relative underperformance during shorter time periods, but has a goal of relative outperformance over a 3- to 5-year time period. In addition, managing risk will continue to be the hallmark of the Portfolio's investment process. At the same time, we continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

60  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIOD ENDED JUNE 30, 2003

                                                          Since
                                                        Inception*
--------------------------------------------------------------------------------
Janus Aspen Risk-Managed Large Cap
Core Portfolio - Service Shares                            7.90%
--------------------------------------------------------------------------------
S&P 500(R)Index                                            8.16%

PORTFOLIO STRATEGY
--------------------------------------------------------------------------------

Primarily invests in large-sized companies selected for their growth potential, seeking to control risks by applying a mathematical management process and selecting stocks generally from a predefined universe of common stocks within the Portfolio's benchmark index.

PORTFOLIO ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Cash and Cash Equivalents - 0.1%
Common Stock - Foreign - 1.0%
Common Stock - Domestic - 98.9%

Number of Stocks: 287
Top 10 Equities: 15.9%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                   JUNE 30, 2003

General Electric Co.                        2.2%
Pfizer, Inc.                                2.0%
Microsoft Corp.                             2.0%
Exxon Mobil Corp.                           1.7%
Wal-Mart Stores, Inc.                       1.6%
Citigroup, Inc.                             1.4%
eBay, Inc.                                  1.4%
Boston Scientific Corp.                     1.3%
Yahoo!, Inc.                                1.2%
Merck & Company, Inc.                       1.1%

TOP INDUSTRIES - PORTFOLIO VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[ ] Janus Aspen Risk-Managed Large Cap Core Portfolio    o S&P 500(R) Index

[BAR GRAPH]

                                                Janus Aspen
                                               Risk-Managed
                                                 Large Cap           S&P 500(R)
                                              Core Portfolio           Index

Super-Regional Banks                                5.1%                5.4%
Medical - Drugs                                     5.1%                8.2%
Diversified Operations                              4.0%                5.1%
Finance - Investment Bankers/Brokers                4.0%                2.6%
Electric - Integrated                               3.3%                2.6%
Applications Software                               3.0%                3.3%
Medical Instruments                                 2.7%                1.2%
Computers                                           2.7%                3.5%
Medical Products                                    2.6%                2.3%
Oil Companies - Integrated                          2.6%                4.2%

--------------------------------------------------------------------------------
(1)  All returns include reinvested dividends and capital gains.

* January 2, 2003.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

The proprietary mathematical process used by INTECH may not achieve the desired results. Rebalancing techniques used may result in a higher portfolio turnover rate and higher expenses compared to a "buy and hold" or index portfolio strategy. This increases the likelihood of higher net taxable gains or losses for investors.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Adviser has contractually agreed to waive a portion of the Portfolio's expenses. Without such waivers, the Portfolio's total return would have been lower.

A portfolio's performance for very short time periods may not be indicative of future performance.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

                                           Janus Aspen Series  June 30, 2003  61

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN RISK-MANAGED LARGE CAP CORE PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 99.9%
Advertising Agencies - 0.1%
         100    Omnicom Group, Inc. .........................    $         7,170

Aerospace and Defense - 0.2%
         200    Lockheed Martin Corp. .......................              9,514
         100    Northrop Grumman Corp. ......................              8,629

                                                                          18,143

Agricultural Operations - 0%
         100    Monsanto Co. ................................              2,164

Airlines - 0.1%
         400    Southwest Airlines Co. ......................              6,880

Apparel Manufacturers - 0.4%
         100    Jones Apparel Group, Inc.* ..................              2,926
         800    Liz Claiborne, Inc. .........................             28,200
         100    V. F. Corp. .................................              3,405

                                                                          34,531

Applications Software - 3.0%
       1,500    Citrix Systems, Inc.* .......................             30,540
         700    Intuit, Inc.* ...............................             31,171
         700    Mercury Interactive Corp.* ..................             27,027
       6,400    Microsoft Corp. .............................            163,904

                                                                         252,642

Athletic Footwear - 0.4%
         200    NIKE, Inc. - Class B ........................             10,698
         600    Reebok International, Ltd.* .................             20,178

                                                                          30,876

Automotive - Medium and Heavy Duty Trucks - 0.7%
         900    PACCAR, Inc. ................................             60,804

Automotive - Truck Parts and Equipment - Original - 0.3%
         300    Johnson Controls, Inc. ......................             25,680

Beverages - Non-Alcoholic - 1.0%
         500    Coca-Cola Co. ...............................             23,205
       1,600    Coca-Cola Enterprises, Inc. .................             29,040
         300    Pepsi Bottling Group, Inc. ..................              6,006
         500    PepsiCo, Inc. ...............................             22,250

                                                                          80,501

Beverages - Wine and Spirits - 0.2%
         200    Brown-Forman Corp. - Class B ................             15,724

Brewery - 0.4%
         700    Anheuser-Busch Companies, Inc. ..............             35,735

Broadcast Services and Programming - 0.3%
         500    Clear Channel Communications, Inc.* .........             21,195

Building - Residential and Commercial - 0.6%
         300    Centex Corp. ................................             23,337
         200    KB Home .....................................             12,396
         300    Pulte Homes, Inc. ...........................             18,498

                                                                          54,231

Cable Television - 0.5%
       1,500    Comcast Corp. - Class A* ....................             45,270

Casino Hotels - 0.1%
         200    Harrah's Entertainment, Inc.* ...............              8,048

Casino Services - 0.9%
         700    International Game Technology* ..............             71,631

Cellular Telecommunications - 1.1%
       5,000    Nextel Communications, Inc. - Class A* ......    $        90,400

Chemicals - Diversified - 0.5%
         400    Dow Chemical Co. ............................             12,384
         600    E.I. du Pont de Nemours and Co. .............             24,984
         100    PPG Industries, Inc. ........................              5,074

                                                                          42,442

Chemicals - Specialty - 0.8%
       1,800    Ecolab, Inc. ................................             46,080
         400    Great Lakes Chemical Corp. ..................              8,160
         200    Sigma-Aldrich Corp. .........................             10,836

                                                                          65,076

Coatings and Paint Products - 0.2%
         600    Sherwin-Williams Co. ........................             16,128

Commercial Banks - 2.5%
       1,600    AmSouth Bancorporation ......................             34,944
         500    BB&T Corp. ..................................             17,150
         500    Charter One Financial, Inc. .................             15,590
         800    First Tennessee National Corp. ..............             35,128
         100    Marshall & Ilsley Corp. .....................              3,058
       1,100    Regions Financial Corp. .....................             37,158
       1,600    SouthTrust Corp. ............................             43,520
         700    Union Planters Corp. ........................             21,721

                                                                         208,269

Commercial Services - 0.1%
         800    Quintiles Transnational Corp.* ..............             11,352

Commercial Services - Finance - 1.0%
         500    Deluxe Corp. ................................             22,400
         500    H&R Block, Inc. .............................             21,625
         800    Moody's Corp. ...............................             42,168

                                                                          86,193

Computer Aided Design - 0.2%
       1,000    Autodesk, Inc. ..............................             16,160

Computer Services - 0.1%
         400    Unisys Corp.* ...............................              4,912

Computers - 2.7%
       2,500    Dell Computer Corp.* ........................             79,900
       2,400    Hewlett-Packard Co. .........................             51,120
       1,100    IBM Corp. ...................................             90,750

                                                                         221,770

Computers - Memory Devices - 0.5%
       1,900    Network Appliance, Inc.* ....................             30,799
         400    VERITAS Software Corp.* .....................             11,468

                                                                          42,267

Computers - Peripheral Equipment - 0.8%
         900    Lexmark International Group, Inc. - Class A*              63,693

Consumer Products - Miscellaneous - 0.7%
         800    Clorox Co. ..................................             34,120
         500    Fortune Brands, Inc. ........................             26,100

                                                                          60,220
Containers - Metal and Glass - 0.4%
         700    Ball Corp. ..................................             31,857

See Notes to Schedules of Investments and Financial Statements.

62  Janus Aspen Series  June 30, 2003

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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================

Containers - Paper and Plastic - 0.7%
         200    Bemis Company, Inc. .........................    $         9,360
       1,200    Pactiv Corp.* ...............................             23,652
         600    Sealed Air Corp.* ...........................             28,596

                                                                          61,608

Cosmetics and Toiletries - 1.5%
         100    Alberto-Culver Co. - Class B ................              5,110
         500    Avon Products, Inc. .........................             31,100
         200    Colgate-Palmolive Co. .......................             11,590
         800    International Flavors & Fragrances, Inc. ....             25,544
         600    Procter & Gamble Co. ........................             53,508

                                                                         126,852
Cruise Lines - 0%
         100    Carnival Corp. ..............................              3,251

Data Processing and Management - 0.5%
         900    First Data Corp. ............................             37,296
         100    Fiserv, Inc.* ...............................              3,561

                                                                          40,857
Disposable Medical Products - 0.3%
         400    C.R. Bard, Inc. .............................             28,524

Distribution and Wholesale - 0.5%
         200    Genuine Parts Co. ...........................              6,402
         700    W.W. Grainger, Inc. .........................             32,732

                                                                          39,134

Diversified Financial Services - 0.6%
       1,100    Morgan Stanley Co. ..........................             47,025

Diversified Operations - 4.0%
         400    3M Co. ......................................             51,592
         300    Cendant Corp.* ..............................              5,496
         200    Cooper Industries, Ltd. - Class A ...........              8,260
         200    Danaher Corp. ...............................             13,610
         200    Eaton Corp. .................................             15,722
       6,400    General Electric Co. ........................            183,552
         200    Illinois Tool Works, Inc. ...................             13,170
         100    Ingersoll-Rand Co. - Class A ................              4,732
         200    ITT Industries, Inc. ........................             13,092
       1,400    Tyco International, Ltd. ....................             26,572

                                                                         335,798

E-Commerce/Services - 1.4%
       1,100    eBay, Inc.* .................................            114,598
         100    Monster Worldwide, Inc.* ....................              1,973

                                                                         116,571

Electric - Integrated - 3.3%
         400    Ameren Corp. ................................             17,640
         800    Cinergy Corp. ...............................             29,432
         400    Consolidated Edison, Inc. ...................             17,312
         400    Constellation Energy Group, Inc. ............             13,720
         500    DTE Energy Co. ..............................             19,320
         900    Entergy Corp. ...............................             47,502
         300    Exelon Corp. ................................             17,943
         400    FirstEnergy Corp. ...........................             15,380
         400    FPL Group, Inc. .............................             26,740
         100    NiSource, Inc. ..............................              1,900
         500    PPL Corp. ...................................             21,500
       1,600    Southern Co. ................................             49,856

                                                                         278,245

Electric Products - Miscellaneous - 0.1%
         100    Emerson Electric Co. ........................    $         5,110

Electronic Components - Miscellaneous - 0.2%
         900    Jabil Circuit, Inc.* ........................             19,890

Electronic Components - Semiconductors - 1.2%
       1,000    Altera Corp.* ...............................             16,400
         100    Broadcom Corp. - Class A* ...................              2,491
       1,900    Intel Corp. .................................             39,490
         100    NVIDIA Corp.* ...............................              2,301
         600    QLogic Corp.* ...............................             28,998
         300    Xilinx, Inc.* ...............................              7,593

                                                                          97,273

Electronic Forms - 0.2%
         500    Adobe Systems, Inc. .........................             16,035

Enterprise Software/Services - 1.4%
       1,800    BMC Software, Inc.* .........................             29,394
       1,400    Computer Associates International, Inc. .....             31,192
       4,800    Oracle Corp.* ...............................             57,696
         100    PeopleSoft, Inc.* ...........................              1,759

                                                                         120,041

Entertainment Software - 0.3%
         300    Electronic Arts, Inc.* ......................             22,197

Fiduciary Banks - 0%
         100    State Street Corp. ..........................              3,940

Filtration and Separation Products - 0%
         100    Pall Corp. ..................................              2,250

Finance - Consumer Loans - 0.8%
       1,700    SLM Corp. ...................................             66,589

Finance - Credit Card - 1.2%
       1,500    American Express Co. ........................             62,715
         100    Capital One Financial Corp. .................              4,918
       1,400    MBNA Corp. ..................................             29,176

                                                                          96,809

Finance - Investment Bankers/Brokers - 4.0%
         900    Bear Stearns Companies, Inc. ................             65,178
       2,700    Citigroup, Inc. .............................            115,560
         200    Franklin Resources, Inc. ....................              7,814
         500    Goldman Sachs Group, Inc. ...................             41,875
         800    J.P. Morgan Chase & Co. .....................             27,344
         600    Lehman Brothers Holdings, Inc. ..............             39,888
         800    Merrill Lynch & Company, Inc. ...............             37,344

                                                                         335,003
Finance - Mortgage Loan/Banker - 1.4%
       1,200    Countrywide Financial Corp. .................             83,484
         300    Fannie Mae ..................................             20,232
         200    Freddie Mac .................................             10,154

                                                                         113,870
Food - Confectionary - 0.4%
         100    Hershey Foods Corp. .........................              6,966
         400    Wm. Wrigley Jr. Company .....................             22,492

                                                                          29,458

Food - Diversified - 0.6%
         600    ConAgra Foods, Inc. .........................             14,160
         400    General Mills, Inc. .........................             18,964
         200    Kellogg Co. .................................              6,874
         400    Sara Lee Corp. ..............................              7,524

                                                                          47,522

See Notes to Schedules of Investments and Financial Statements.

                                           Janus Aspen Series  June 30, 2003  63

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--------------------------------------------------------------------------------

JANUS ASPEN RISK-MANAGED LARGE CAP CORE PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Food - Retail - 0.1%
         400    Winn-Dixie Stores, Inc. .....................    $         4,924

Food - Wholesale/Distribution - 0.3%
         900    Sysco Corp. .................................             27,036

Gas - Distribution - 0.8%
         700    KeySpan Corp. ...............................             24,815
         100    Nicor, Inc. .................................              3,711
         300    Peoples Energy Corp. ........................             12,867
       1,000    Sempra Energy Co. ...........................             28,530

                                                                          69,923

Gold Mining - 0.1%
         300    Newmont Mining Corp. ........................              9,738

Home Decoration Products - 0.4%
       1,200    Newell Rubbermaid, Inc. .....................             33,600

Hotels and Motels - 0.1%
         800    Hilton Hotels Corp. .........................             10,232

Identification Systems and Devices - 0.2%
       1,100    Symbol Technologies, Inc. ...................             14,311

Industrial Automation and Robotics - 0.5%
       1,700    Rockwell Automation, Inc. ...................             40,528

Industrial Gases - 0.4%
         200    Air Products & Chemicals, Inc. ..............              8,320
         400    Praxair, Inc. ...............................             24,040

                                                                          32,360

Instruments - Controls - 0.2%
         600    Thermo Electron Corp.* ......................             12,612

Instruments - Scientific - 0.2%
         300    Applera Corp. - Applied Biosystems Group ....              5,709
         300    PerkinElmer, Inc. ...........................              4,143
         200    Waters Corp.* ...............................              5,826

                                                                          15,678

Insurance Brokers - 0.5%
         900    Marsh & McLennan Companies, Inc. ............             45,963

Internet Security - 0.3%
         500    Symantec Corp.* .............................             21,930

Investment Management and Advisory Services - 0.2%
         400    T. Rowe Price Group, Inc. ...................             15,100

Life and Health Insurance - 1.0%
       1,200    AFLAC, Inc. .................................             36,900
       1,100    Principal Financial Group, Inc. .............             35,475
         300    Torchmark Corp. .............................             11,175

                                                                          83,550

Machinery - Construction and Mining - 0.2%
         300    Caterpillar, Inc. ...........................             16,698

Machinery - Farm - 0.2%
         300    Deere & Co. .................................             13,710

Medical - Biomedical and Genetic - 1.8%
         900    Amgen, Inc.* ................................             59,796
         100    Biogen, Inc.* ...............................              3,800
         700    Chiron Corp.* ...............................             30,604
       1,300    Genzyme Corp.* ..............................             54,340
         100    Millipore Corp.* ............................              4,437

                                                                         152,977

Medical - Drugs - 5.1%
         200    Abbott Laboratories .........................    $         8,752
         100    Bristol-Myers Squibb Co. ....................              2,715
         500    Eli Lilly and Co. ...........................             34,485
       1,700    Forest Laboratories, Inc.* ..................             93,075
         500    MedImmune, Inc.* ............................             18,185
       1,600    Merck & Company, Inc. .......................             96,880
       4,920    Pfizer, Inc. ................................            168,018

                                                                         422,110

Medical - Generic Drugs - 0.4%
         800    Watson Pharmaceuticals, Inc.* ...............             32,296

Medical - HMO - 1.2%
         600    Aetna, Inc. .................................             36,120
         100    Anthem, Inc.* ...............................              7,715
         700    UnitedHealth Group, Inc. ....................             35,175
         200    WellPoint Health Networks, Inc.* ............             16,860

                                                                          95,870
Medical Information Systems - 0%
         100    IMS Health, Inc. ............................              1,799

Medical Instruments - 2.7%
       1,800    Boston Scientific Corp.* ....................            109,980
         300    Guidant Corp. ...............................             13,317
         900    Medtronic, Inc. .............................             43,173
       1,000    St. Jude Medical, Inc.* .....................             57,500

                                                                         223,970
Medical Products - 2.6%
         200    Becton, Dickinson and Co. ...................              7,770
         600    Biomet, Inc. ................................             17,196
       1,700    Johnson & Johnson ...........................             87,890
         800    Stryker Corp. ...............................             55,496
       1,100    Zimmer Holdings, Inc.* ......................             49,555

                                                                         217,907

Metal - Copper - 0.1%
         200    Phelps Dodge Corp.* .........................              7,668

Metal - Diversified - 0.3%
       1,000      Freeport-McMoRan Copper & Gold, Inc.
                  - Class B .................................             24,500

Metal Processors and Fabricators - 0%
         100    Worthington Industries, Inc. ................              1,340

Motorcycle and Motor Scooter Manufacturing - 0%
         100    Harley-Davidson, Inc. .......................              3,986

Multi-Line Insurance - 2.1%
         600    Allstate Corp. ..............................             21,390
       1,400    American International Group, Inc. ..........             77,252
         500    MetLife, Inc. ...............................             14,160
         400    Prudential Financial, Inc. ..................             13,460
       1,400    SAFECO Corp. ................................             49,392

                                                                         175,654

Multimedia - 1.6%
         100    AOL Time Warner, Inc.* ......................              1,609
         500    Gannett Company, Inc. .......................             38,405
         300    McGraw-Hill Companies, Inc. .................             18,600
         500    Meredith Corp. ..............................             22,000
       1,100    Viacom, Inc. - Class B* .....................             48,026
         100    Walt Disney Co. .............................              1,975

                                                                         130,615

See Notes to Schedules of Investments and Financial Statements.

64  Janus Aspen Series  June 30, 2003

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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================

Networking Products - 0.6%
       3,200    Cisco Systems, Inc.* ........................    $        53,408

Office Automation and Equipment - 0.1%
         700    Xerox Corp.* ................................              7,413

Office Supplies and Forms - 0.1%
         200    Avery Dennison Corp. ........................             10,040

Oil - Field Services - 1.3%
         600    BJ Services Co.* ............................             22,416
       3,600    Halliburton Co. .............................             82,800

                                                                         105,216

Oil and Gas Drilling - 0.5%
         700    Nabors Industries, Ltd.* ....................             27,685
         100    Noble Corp.* ................................              3,430
         300    Rowan Companies, Inc.* ......................              6,720

                                                                          37,835

Oil Companies - Exploration and Production - 1.6%
         720    Apache Corp. ................................             46,843
         800    Burlington Resources, Inc. ..................             43,256
         500    Devon Energy Corp. ..........................             26,700
         300    EOG Resources, Inc. .........................             12,552

                                                                         129,351

Oil Companies - Integrated - 2.6%
         200    ChevronTexaco Corp. .........................             14,440
         300    ConocoPhillips ..............................             16,440
       3,900    Exxon Mobil Corp. ...........................            140,049
       1,400    Occidental Petroleum Corp. ..................             46,970

                                                                         217,899

Oil Refining and Marketing - 0.2%
         500    Sunoco, Inc. ................................             18,870

Optical Supplies - 0.2%
         200    Allergan, Inc. ..............................             15,420
         100    Bausch & Lomb, Inc. .........................              3,750

                                                                          19,170

Paper and Related Products - 0%
         100    International Paper Co. .....................              3,573

Photo Equipment and Supplies - 0.5%
       1,400    Eastman Kodak Co.* ..........................             38,290

Pipelines - 0.2%
         300    Kinder Morgan, Inc. .........................             16,395

Power Converters and Power Supply Equipment - 0.4%
       1,900    American Power Conversion Corp.* ............             29,621

Property and Casualty Insurance - 1.1%
         300    ACE, Ltd. ...................................             10,287
       1,000    Progressive Corp. ...........................             73,100
         300    Travelers Property Casualty Corp. - Class B .              4,731

                                                                          88,118

Publishing - Newspapers - 1.5%
         400    Knight-Ridder, Inc. .........................             27,572
         800    New York Times Co. - Class A ................             36,400
       1,200    Tribune Co. .................................             57,960

                                                                         121,932

Real Estate Investment Trusts (REIT) - Apartments - 0.1%
         400    Equity Residential Properties Trust .........             10,380

Real Estate Investment Trusts (REIT) - Regional Malls - 0.5%
       1,000    Simon Property Group, Inc. ..................    $        39,030

Retail - Apparel and Shoe - 0.7%
       2,800    Gap, Inc. ...................................             52,528
         200    Nordstrom, Inc. .............................              3,904

                                                                          56,432
Retail - Auto Parts - 0.5%
         600    AutoZone, Inc.* .............................             45,582

Retail - Bedding - 0.4%
         900    Bed Bath & Beyond, Inc.* ....................             34,929

Retail - Building Products - 0.4%
         800    Lowe's Companies, Inc. ......................             34,360

Retail - Discount - 2.0%
         200    Family Dollar Stores, Inc. ..................              7,630
         100    Target Corp. ................................              3,784
       1,200    TJX Companies, Inc. .........................             22,608
       2,500    Wal-Mart Stores, Inc. .......................            134,175

                                                                         168,197

Retail - Drug Store - 0%
         100    Walgreen Co. ................................              3,010

Retail - Jewelry - 0%
         100    Tiffany & Co. ...............................              3,268

Retail - Major Department Stores - 0.2%
         900    J.C. Penney Company, Inc. ...................             15,165

Retail - Office Supplies - 0.3%
         200    Office Depot, Inc.* .........................              2,902
       1,100    Staples, Inc.* ..............................             20,185

                                                                          23,087

Retail - Regional Department Stores - 0.1%
         200    Kohl's Corp.* ...............................             10,276

Retail - Restaurants - 0.1%
         400    Starbucks Corp.* ............................              9,808

Savings/Loan/Thrifts - 0.9%
         500    Golden West Financial Corp. .................             40,005
         800    Washington Mutual, Inc. .....................             33,040

                                                                          73,045
Schools - 0.9%
       1,200    Apollo Group, Inc. - Class A* ...............             74,112

Semiconductor Components/Integrated Circuits - 0.6%
         400    Analog Devices, Inc.* .......................             13,928
         700    Linear Technology Corp. .....................             22,547
         400    Maxim Integrated Products, Inc. .............             13,676

                                                                          50,151

Super-Regional Banks - 5.1%
       1,200    Bank of America Corp. .......................             94,836
       1,400    Bank One Corp. ..............................             52,052
         100    Fifth Third Bancorp .........................              5,734
         800    Fleetboston Financial Corp. .................             23,768
       1,900    Huntington Bancshares, Inc. .................             37,088
       1,100    KeyCorp .....................................             27,797
       1,000    National City Corp. .........................             32,710
       1,600    U.S. Bancorp ................................             39,200
       1,500    Wachovia Corp. ..............................             59,940
       1,000    Wells Fargo & Co. ...........................             50,400

                                                                         423,525

See Notes to Schedules of Investments and Financial Statements.

                                           Janus Aspen Series  June 30, 2003  65

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--------------------------------------------------------------------------------

JANUS ASPEN RISK-MANAGED LARGE CAP CORE PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Telecommunication Equipment - 0.3%
       1,400    Comverse Technology, Inc.* ..................    $        21,042
         300    Scientific-Atlanta, Inc. ....................              7,152

                                                                          28,194

Telephone - Integrated - 2.5%
         700    ALLTEL Corp. ................................             33,754
         100    AT&T Corp. ..................................              1,925
         700    BellSouth Corp. .............................             18,641
       1,100    CenturyTel, Inc. ............................             38,335
       1,000    Citizens Communications Co.* ................             12,890
         800    SBC Communications, Inc. ....................             20,440
       1,300    Sprint Corp. ................................             18,720
       1,600    Verizon Communications, Inc. ................             63,120

                                                                         207,825
Tobacco - 0.3%
         600    UST, Inc. ...................................             21,018

Tools - Hand Held - 0%
         100    Snap-On, Inc. ...............................              2,903

Toys - 0.4%
         900    Hasbro, Inc. ................................             15,741
       1,000    Mattel, Inc. ................................             18,920

                                                                          34,661

Transportation - Railroad - 0.5%
         100    Burlington Northern Santa Fe Corp. ..........              2,844
       1,000    Norfolk Southern Corp. ......................             19,200
         400    Union Pacific Corp. .........................             23,208

                                                                          45,252

Transportation - Services - 1.6%
         900    FedEx Corp. .................................             55,827
       1,200    United Parcel Service, Inc. - Class B .......             76,440

                                                                         132,267

Trucking and Leasing - 0%
         100    Ryder System, Inc. ..........................              2,562

Web Portals/Internet Service Providers - 1.2%
       3,000    Yahoo!, Inc.* ...............................             98,280

Wireless Equipment - 0.4%
       1,000    QUALCOMM, Inc. ..............................             35,750
--------------------------------------------------------------------------------
Total Common Stock (cost $7,635,549) ........................          8,324,601
--------------------------------------------------------------------------------
Total Investments (total cost $7,635,549) - 99.9% ...........          8,324,601
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.1%             11,465
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $     8,336,066
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            0.8%          $        67,249
Cayman Islands                                     0.2%                   13,717
Panama                                             0.0%                    3,251
United States                                     99.0%                8,240,384
--------------------------------------------------------------------------------
Total                                            100.0%          $     8,324,601

See Notes to Schedules of Investments and Financial Statements.

66  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN MID CAP VALUE PORTFOLIO               Managed by Perkins, Wolf,
                                                  McDonnell and Company, LLC

[PHOTO]
Robert Perkins
portfolio manager

[PHOTO]
Thomas Perkins
portfolio manager

[PHOTO]
Jeff Kautz
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended June 30, 2003, the Portfolio gained 10.20% for its Institutional Shares and 10.20% for its Service Shares, while its benchmark, the Russell MidCap Value Index, rose 13.11%.(1)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 9.02%, the broad-based Standard & Poor's 500(R) Index adding 11.75%, and the growth-oriented NASDAQ Composite Index climbing 21.51% for the six months.

In the value arena, the S&P 500(R)/Barra Value Index returned 12.29%, while the MSCI World Value Index offered a 12.02% return. Although the indices performed solidly, most stocks struggled at the start of the year amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. Activity in the manufacturing and services sectors continued to produce mixed results, providing little in the way of clarity about the future direction of the economy as a whole. Meanwhile, the housing market remained robust, but unemployment inched higher as job growth remained elusive. Against this backdrop, the Federal Reserve cut short-term interest rates by 0.25%, stating the economy had grown at a "sub par" pace following the end to the war in Iraq.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Our biggest disappointment was shipping company CNF. Chip-equipment maker Asyst Technology and crane supplier Manitowoc also detracted from performance as did Iona Technology, a software company. Federal Signal, which manufactures products in four operating groups: environmental vehicles and related products, fire rescue vehicles, safety and signaling products, and consumable industrial tooling, weighed on our results as well.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Cendant Corp., with its real estate- and travel-related properties, was our top performer. Omnicare, a provider of pharmaceutical care for the elderly, also advanced. Other strong holdings were Filenet Corp., a maker of Enterprise Content Management (ECM) solutions, and airfreight shipper Airborne. McKesson, a drug distributor, also contributed to performance.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S ABSOLUTE
PERFORMANCE?

On an absolute basis the financial and healthcare sectors were the Portfolio's largest contributors. Financials accounted for a substantial portion of the Portfolio's assets. Our investment in telecommunications was the biggest detractor on an absolute basis, though we did not invest a notable amount of our assets in that area. The utilities sector was also among the Portfolio's weaker performers, yet it contributed slightly to our absolute results.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK?

Our stock selection in healthcare was the Portfolio's biggest contributor relative to its benchmark. Our overweighting in this sector also aided performance. Similarly, stock selection in industrials supported performance. While our investment in utilities contributed slightly to the Portfolio's absolute results, our significant underweighting in the sector compared to our benchmark made it the Portfolio's largest relative detractor. Stock selection in information technology also hindered results.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

We continue to attempt to minimize risk with a diversified portfolio and healthy dividends. We believe our long-standing emphasis on solid balance sheets and cash flows as well as our disciplined sensitivity to stock prices and risk/reward relationships is especially appropriate in this difficult environment. As always, we prefer to err on the side of caution. We believe this strategy offers the best approach to benefiting from opportunities when they present themselves.

                                           Janus Aspen Series  June 30, 2003  67

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIOD ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

                                               Since
                                             Inception*
--------------------------------------------------------------------------------
Janus Aspen Mid Cap Value
Portfolio - Institutional Shares               10.20%
--------------------------------------------------------------------------------
Janus Aspen Mid Cap Value
Portfolio - Service Shares                     10.20%
--------------------------------------------------------------------------------
Russell Midcap Value Index                     13.11%

PORTFOLIO STRATEGY
--------------------------------------------------------------------------------

Primarily invests in common stocks of mid-sized companies whose stock prices are believed to be undervalued.

PORTFOLIO ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Cash and Cash Equivalents - 2.8%
Common Stock - Foreign - 6.3%
Common Stock - Domestic - 90.9%

Number of Stocks: 128
Top 10 Equities: 16.0%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                       JUNE 30, 2003

Berkshire Hathaway, Inc. - Class B          3.8%
Mercantile Bankshares Corp.                 1.5%
Apache Corp.                                1.5%
McKesson Corp.                              1.4%
Lincoln National Corp.                      1.4%
Genuine Parts Co.                           1.4%
CIT Group, Inc.                             1.3%
Cendant Corp.                               1.3%
CVS Corp.                                   1.2%
Furniture Brands International, Inc.        1.2%

TOP INDUSTRIES - PORTFOLIO VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[ ] Janus Aspen Mid Cap Value Portfolio           o Russell Midcap Value Index

[BAR GRAPH]

                                                Janus Aspen
                                                 Mid Cap         Russell Midcap
                                              Value Portfolio      Value Index

Oil Companies - Exploration and Production          6.7%                1.9%
Commercial Banks                                    5.4%                8.9%
Reinsurance                                         4.9%                0.1%
Automotive - Truck Parts and Equipment - Original   3.2%                1.5%
Diversified Operations                              3.0%                1.6%
Oil - Field Services                                2.3%                0.1%
Home Furnishings                                    2.1%                0.4%
Distribution and Wholesale                          2.0%                0.9%
Non-Hazardous Waste Disposal                        1.8%                0.3%
Electronic Design Automation                        1.7%                0.2%

--------------------------------------------------------------------------------
(1)  All returns include reinvested dividends and capital gains.

* December 31, 2002.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Effective 5/1/03, Janus Aspen Strategic Value Portfolio was reorganized into Janus Aspen Mid Cap Value Portfolio.

This Portfolio is designed for long-term investors who can accept the special risks associated with value investing.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Returns shown for Janus Aspen Mid Cap Value Portfolio - Institutional Shares for periods prior to its inception (5/1/03) are derived from the historical performance of its Service Shares.

A portfolio's performance for very short time periods may not be indicative of future performance.

The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The S&P 500(R)/Barra Value Index is a market capitalization-weighted index of the stocks in the Standard & Poor's 500(R) Index having the lowest price to book ratios. The index consists of approximately half of the S&P 500(R) Index on a market capitalization basis. The MSCI World Value and Growth Indices are subsets of the MSCI World Index and are built on a country-by-country basis for each of the 23 countries included in the MSCI World Index. The Value and Growth indices use eight different variables, both forward looking and historical, to more accurately reflect value and growth styles and buffer zones that reduce index turnover. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The Adviser has contractually agreed to waive a portion of the Portfolio's expenses. Without such waivers, the Portfolio's total return would have been lower.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.

68  Janus Aspen Series  June 30, 2003

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--------------------------------------------------------------------------------

JANUS ASPEN MID CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 97.2%
Advertising Agencies - 0.7%
      12,000    Interpublic Group of Companies, Inc. ........    $       160,560

Aerospace and Defense - Equipment - 0.6%
       2,500    Alliant Techsystems, Inc.* ..................            129,775

Agricultural Operations - 0.7%
       5,500    Bunge, Ltd. .................................            157,300

Apparel Manufacturers - 0.5%
       2,840    Liz Claiborne, Inc. .........................            100,110

Applications Software - 0.3%
      29,000    IONA Technologies (ADR)* ....................             64,090

Automotive - Truck Parts and Equipment - Original - 3.2%
       8,600    Autoliv, Inc. ...............................            232,888
       5,000    Lear Corp.* .................................            230,100
       3,700    Magna International, Inc. - Class A .........            248,899

                                                                         711,887

Broadcast Services and Programming - 0.9%
      18,000    Liberty Media Corp. - Class A* ..............            208,080

Building - Residential and Commercial - 1.0%
       1,600    Pulte Homes, Inc. ...........................             98,656
       3,500    Standard Pacific Corp. ......................            116,060

                                                                         214,716

Building and Construction Products - Miscellaneous - 1.0%
      13,400    Dycom Industries, Inc.* .....................            218,420

Chemicals - Specialty - 0.2%
       1,100    Cytec Industries, Inc.* .....................             37,180

Commercial Banks - 5.4%
       6,000    Associated Banc-Corp ........................            221,280
       3,500    Compass Bancshares, Inc. ....................            122,255
       6,000    Greater Bay Bancorp .........................            122,520
       7,000    Marshall & Ilsley Corp. .....................            214,060
       8,300    Mercantile Bankshares Corp. .................            326,854
       7,000    SouthTrust Corp. ............................            190,400

                                                                       1,197,369

Commercial Services - Finance - 1.2%
       5,000    Moody's Corp. ...............................            263,550

Computer Services - 0.5%
       7,000    Ceridian Corp.* .............................            118,790

Computers - 0.4%
       5,000    Apple Computer, Inc.* .......................             95,600

Computers - Memory Devices - 1.2%
      12,000    Advanced Digital Information Corp.* .........            119,880
      35,000    Silicon Storage Technology, Inc.* ...........            146,650

                                                                         266,530
Computers - Peripheral Equipment - 0.2%
       8,000    InFocus Corp.* ..............................             37,760

Consumer Products - Miscellaneous - 0.7%
       7,500    American Greetings Corp.* ...................            147,300

Containers - Paper and Plastic - 0.9%
      11,000    Packaging Corporation of America* ...........            202,730

Distribution and Wholesale - 2.0%
      10,000    Genuine Parts Co. ...........................            320,100
       5,000    Tech Data Corp.* ............................            133,550

                                                                         453,650

Diversified Operations - 3.0%
      15,300    Cendant Corp.* ..............................    $       280,296
       6,000    Federal Signal Corp. ........................            105,420
       3,500    Harsco Corp. ................................            126,175
       3,560    SPX Corp.* ..................................            156,854

                                                                         668,745

Electronic Components - Miscellaneous - 0.3%
       5,500    Vishay Intertechnology, Inc.* ...............             72,600

Electronic Components - Semiconductors - 0.9%
      12,000    Adaptec, Inc.* ..............................             93,360
       8,000    Fairchild Semiconductor International, Inc.
                  - Class A* ................................            102,320

                                                                         195,680

Electronic Design Automation - 1.7%
      18,000    Cadence Design Systems, Inc.* ...............            217,080
       2,500    Synopsys, Inc.* .............................            154,625

                                                                         371,705

Engineering - Research and Development - 0.8%
       5,000    Fluor Corp. .................................            168,200

Enterprise Software/Services - 0.5%
      15,100    Informatica Corp.* ..........................            104,341

Entertainment Software - 1.0%
      17,000    Activision, Inc.* ...........................            219,640

Fiduciary Banks - 0.7%
       5,000    Wilmington Trust Corp. ......................            146,750

Finance - Commercial - 1.3%
      12,000    CIT Group, Inc. .............................            295,800

Finance - Consumer Loans - 0.6%
       3,600    SLM Corp.* ..................................            141,012

Finance - Credit Card - 0.5%
       2,695    American Express Co. ........................            112,678

Finance - Investment Bankers/Brokers - 0.9%
       3,000    A.G. Edwards, Inc. ..........................            102,600
       2,416    Citigroup, Inc. .............................            103,405

                                                                         206,005
Finance - Mortgage Loan/Banker - 1.4%
       3,000    Fannie Mae ..................................            202,320
       2,300    Freddie Mac .................................            116,771

                                                                         319,091

Food - Diversified - 0.5%
       3,500    H.J. Heinz & Co. ............................            115,430

Food - Meat Products - 0.9%
       8,000    Hormel Foods Corp. ..........................            189,600

Food - Wholesale/Distribution - 1.6%
       5,500    Fresh Del Monte Produce, Inc. ...............            141,295
      10,000    Supervalu, Inc. .............................            213,200

                                                                         354,495

Forestry - 0.6%
       5,000    Plum Creek Timber Company, Inc. .............            129,750

Health Care Cost Containment - 1.4%
       9,000    McKesson Corp. ..............................            321,660

See Notes to Schedules of Investments and Financial Statements.

                                           Janus Aspen Series  June 30, 2003  69

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--------------------------------------------------------------------------------

JANUS ASPEN MID CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Home Furnishings - 2.1%
      10,300    Furniture Brands International, Inc.* .......    $       268,830
       8,500    La-Z-Boy, Inc. ..............................            190,230

                                                                         459,060
Hospital Beds and Equipment - 0.5%
       2,200    Hillenbrand Industries, Inc. ................            110,990

Hotels and Motels - 0.5%
       5,000    Fairmont Hotels & Resorts, Inc.
                  (New York Shares) .........................            117,000

Instruments - Controls - 0.7%
       4,000    Mettler-Toledo International, Inc.* .........            146,600

Internet Security - 0.5%
      22,200    SonicWALL, Inc.* ............................            106,560

Internet Telephony - 0.3%
      39,000    Openwave Systems, Inc.* .....................             76,050

Investment Management and Advisory Services - 0.7%
       6,000    Waddell & Reed Financial, Inc. - Class A ....            154,020

Life and Health Insurance - 1.4%
       9,000    Lincoln National Corp. ......................            320,670

Machinery - Construction and Mining - 1.1%
      16,000    Joy Global, Inc.* ...........................            236,320

Medical - Biomedical and Genetic - 0.7%
       4,700    Charles River Laboratories International, Inc.*          151,246

Medical - HMO - 0.8%
      12,000    Humana, Inc* ................................            181,200

Medical - Hospitals - 0.7%
       3,100    LifePoint Hospitals, Inc.* ..................             64,914
       8,500    Province Healthcare Co.* ....................             94,095

                                                                         159,009

Medical - Nursing Home - 1.0%
       9,000    Manor Care, Inc.* ...........................            225,090

Medical Information Systems - 0.3%
       3,980    IMS Health, Inc. ............................             71,600

Medical Labs and Testing Services - 1.2%
       8,800    Laboratory Corporation of
                  America Holdings* .........................            265,320

Medical Products - 0.6%
       4,000    Invacare Corp. ..............................            132,000

Multi-Line Insurance - 1.7%
       3,400    Cincinnati Financial Corp. ..................            126,106
       7,000    Old Republic International Corp. ............            239,890

                                                                         365,996

Non-Hazardous Waste Disposal - 1.8%
      17,000    Allied Waste Industries, Inc.* ..............            170,850
      10,000    Republic Services, Inc.* ....................            226,700

                                                                         397,550

Oil - Field Services - 2.3%
       5,800    Cal Dive International, Inc.* ...............            126,440
      14,000    Key Energy Services, Inc.* ..................            150,080
       8,000    Tidewater, Inc. .............................            234,960

                                                                         511,480

Oil and Gas Drilling - 1.3%
       8,800    Global Santa Fe Corp. .......................            205,392
       2,100    Precision Drilling Corp.* ...................             79,296

                                                                         284,688

Oil Companies - Exploration and Production - 6.7%
       5,000    Apache Corp. ................................    $       325,300
       4,400    EOG Resources, Inc. .........................            184,096
      10,000    Forest Oil Corp.* ...........................            251,200
       1,700    Kerr-McGee Corp. ............................             76,160
       5,000    Newfield Exploration Co.* ...................            187,750
       6,500    Noble Energy, Inc. ..........................            245,700
       7,800    Tom Brown, Inc.* ............................            216,762

                                                                       1,486,968

Paper and Related Products - 1.6%
       6,750    Rayonier, Inc. ..............................            222,750
       3,000    Temple-Inland, Inc. .........................            128,730

                                                                         351,480
Pharmacy Services - 1.1%
       7,000    Omnicare, Inc. ..............................            236,530

Pipelines - 1.1%
       6,844    Kinder Morgan Management LLC* ...............            256,376

Property and Casualty Insurance - 0.8%
       4,000    Mercury General Corp. .......................            182,600

Publishing - Periodicals - 1.1%
      18,000    Reader's Digest Association, Inc. ...........            242,640

Real Estate Investment Trusts (REIT) - Apartments - 1.6%
       5,000    Avalonbay Communities, Inc. .................            213,200
       4,000    Home Properties of New York, Inc. ...........            140,960

                                                                         354,160

Real Estate Investment Trusts (REIT) - Diversified - 0.7%
       2,400    Liberty Property Trust ......................             83,040
       1,500    Vornado Realty Trust ........................             65,400

                                                                         148,440

Real Estate Investment Trusts (REIT) -
Warehouse and Industrial - 1.1%
       7,820    First Industrial Realty Trust, Inc. .........            247,112

Reinsurance - 4.9%
         345    Berkshire Hathaway, Inc. - Class B* .........            838,350
       1,200    Everest Re Group, Ltd. ......................             91,800
       5,000    IPC Holdings, Ltd. ..........................            167,500

                                                                       1,097,650

Resorts and Theme Parks - 0.3%
      10,000    Six Flags, Inc.* ............................             67,800

Retail - Apparel and Shoe - 1.2%
      15,000    Foot Locker, Inc. ...........................            198,750
       2,500    Talbots, Inc. ...............................             73,625

                                                                         272,375

Retail - Drug Store - 1.2%
       9,800    CVS Corp. ...................................            274,694

Retail - Regional Department Stores - 0.6%
       3,500    Federated Department Stores, Inc. ...........            128,975

Retail - Restaurants - 0.9%
       6,900    Wendy's International, Inc. .................            199,893

Retail - Toy Store - 1.2%
      21,400    Toys "R" Us, Inc.* ..........................            259,368

Retail - Video Rental - 0.4%
       5,000    Blockbuster, Inc. - Class A .................             84,250

Rubber - Tires - 0.5%
       7,000    Cooper Tire & Rubber Co. ....................            123,130

See Notes to Schedules of Investments and Financial Statements.

70  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Savings/Loan/Thrifts - 1.3%
       4,320    Astoria Financial Corp. .....................    $       120,658
      12,000    Brookline Bancorp, Inc. .....................            168,000

                                                                         288,658

Semiconductor Equipment - 0.4%
      13,700    Asyst Technologies, Inc.* ...................             91,653

Steel - Producers - 1.5%
       2,000    Nucor Corp. .................................             97,700
      17,960    Steel Dynamics, Inc.* .......................            246,052

                                                                         343,752

Super-Regional Banks - 0.4%
       2,000    PNC Bank Corp. ..............................             97,620

Telecommunication Equipment - 1.1%
      12,500    Advanced Fibre Communications, Inc.* ........            203,375
       3,600    Newport Corp.* ..............................             53,280

                                                                         256,655
Telephone - Integrated - 0.4%
       1,600    Telephone and Data Systems, Inc. ............             79,520

Textile-Home Furnishings - 1.0%
       3,995    Mohawk Industries, Inc.* ....................            221,842

Toys - 0.5%
       5,750    Mattel, Inc. ................................            108,790

Transportation - Air Freight - 0.8%
       6,900    CNF, Inc. ...................................            175,122

Transportation - Marine - 0.6%
       3,000    Teekay Shipping Corp. - (New York Shares) ...            128,700

Transportation - Railroad - 0.5%
       9,400    Kansas City Southern* .......................            113,082

Transportation - Truck - 0.9%
       7,600    USF Corp. ...................................            204,972

Wireless Equipment - 0.4%
      29,100    Stratex Networks, Inc.* .....................             93,120
--------------------------------------------------------------------------------
Total Common Stock (cost $19,657,943) .......................         21,608,955
--------------------------------------------------------------------------------
Repurchase Agreement - 3.6%
$    800,000    ABN AMRO Bank N.V., 1.25%
                  dated 6/30/03, maturing 7/1/03
                  to be repurchased at $800,028
                  collateralized by $78,089
                  in Collateralized Mortgage Obligations
                  4.848%, 10/25/32, AAA
                  $1,187,460 in U.S. Government Agencies
                  0%-7.50%, 8/16/06-1/1/33
                  $196,278 in U.S. Treasury Bills
                  0%, 11/15/10-5/15/14; with respective
                  values of $72,045, $604,424
                  and $139,531 (cost $800,000) ..............            800,000
--------------------------------------------------------------------------------
Total Investments (total cost $20,457,943) - 100.8% .........         22,408,955
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.8)%        (163,038)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $    22,245,917
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bahamas                                            0.6%          $       128,700
Bermuda                                            1.9%                  416,600
Canada                                             2.0%                  445,195
Cayman Islands                                     1.5%                  346,687
Ireland                                            0.3%                   64,090
United States++                                   93.7%               21,007,683
--------------------------------------------------------------------------------
Total                                            100.0%          $    22,408,955

++ Includes Short-Term Securities (90.2% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

                                           Janus Aspen Series  June 30, 2003  71

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--------------------------------------------------------------------------------

JANUS ASPEN SMALL CAP VALUE PORTFOLIO          Managed by Bay Isle Financial LLC

[PHOTO]
Jakob Holm
portfolio manager

[PHOTO]
William Schaff
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended June 30, 2003, the Portfolio gained 16.70% for its Service Shares, while its benchmark, the Russell 2000 Value Index, returned 16.49%.(1)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 9.02%, the broad-based Standard & Poor's 500(R) Index adding 11.75%, and the growth-oriented NASDAQ Composite Index climbing 21.51% for the six months. Treasury yields generally fell as prices rose, causing the yield curve to shift down and steepen somewhat. The decline in short-term rates was aided by a 0.25% cut in the Federal Funds rate at the end of the period.

Despite these solid gains most stocks struggled at the start of the year amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. Activity in the manufacturing and services sectors continued to produce mixed results, providing little in the way of clarity about the future direction of the economy as a whole. Meanwhile, the housing market remained robust, but unemployment inched higher as job growth remained elusive.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Our position in Zomax Optical Media, a provider of process management services to producers of multimedia products, proved to be our biggest detractor during the period. Software company webMethods also worked against us, as did DuPont Photomasks, a maker of microimaging and design tools for semiconductor manufacturers. Other disappointments included Tecumseh Products, which manufactures compressors, small engines and electrical components, and radio frequency integrated circuit maker RF Micro Devices.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Our leading performer was Nara Bancorp, a full-service bank catering to the Korean-American community. Scientific Atlanta, which provides end-to-end networks for cable companies, also gained and supported our results. Another strong contributor was Marvell Technology Group, a maker of semiconductors for broadband and storage applications. Boston Communications Group, which supplies subscriber management services to the wireless industry, and Lam Research Corporation, a manufacturer of semiconductor processing equipment, rounded out our list of top performers.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S ABSOLUTE
PERFORMANCE?

The financials and information technology groups were our biggest positive contributors on an absolute basis. While no sector detracted from the Portfolio's absolute results, the consumer staples and utilities groups contributed only slight gains and were therefore among our weaker performers.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK?

The Portfolio got its biggest boost from strong stock selection in the industrials sector, a group in which we were underweight, and energy, where an overweight position provided added support. On the downside, healthcare, an area in which we were underweight compared to our benchmark, hurt our relative results. Also weighing down relative performance was the financials category, where we carried an above-benchmark weighting. Despite it being our best-performing group on an absolute basis, a number of individual disappointments hindered relative results.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

Although we believe the economic picture is brightening, challenges remain. The possibility of widespread deflation is real, though the Federal Reserve has vowed to do everything in its power to avoid following in Japan's footsteps. Oil prices have stubbornly stayed around $30 per barrel, and natural gas prices are also at high levels. What continues is the challenge of finding cheap stocks that fit our investment philosophy. Small-cap stocks have performed well this year and many stocks are trading at valuations that are high relative to historic norms. While low interest rates are providing some justification for higher valuations, euphoria, as we are currently experiencing, seldom leads to sustainable valuations. We believe owning a portfolio of cheap stocks with below-average risk characteristics will continue to stand us in good stead.

72  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIOD ENDED JUNE 30, 2003

                                               Since
                                             Inception*
--------------------------------------------------------------------------------
Janus Aspen Small Cap Value
Portfolio - Service Shares                     16.70%
--------------------------------------------------------------------------------
Russell 2000 Value Index                       16.49%

PORTFOLIO STRATEGY
--------------------------------------------------------------------------------

Primarily invests in common stocks of small-sized companies whose stock prices are believed to be undervalued.

PORTFOLIO ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Cash and Cash Equivalents - 2.5%
Common Stock - Domestic - 97.5%

Number of Stocks: 90
Top 10 Equities: 17.3%

TOP 10 EQUITY HOLDINGS - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                       JUNE 30, 2003

Nara Bancorp, Inc.                          1.9%
Simmons First National Corp. - Class A      1.9%
Applied Industrial Technologies, Inc.       1.8%
American States Water Co.                   1.8%
Barnes & Noble, Inc.                        1.7%
First of Long Island Corp.                  1.7%
Cabot Corp.                                 1.7%
Kronos, Inc.                                1.7%
Regency Centers Corp.                       1.6%
Sybase, Inc.                                1.5%

TOP INDUSTRIES - PORTFOLIO VS. INDEX (% OF NET ASSETS)
--------------------------------------------------------------------------------

[ ] Janus Aspen Small Cap Value Portfolio         o Russell 2000 Value Index

[BAR GRAPH]

                                                Janus Aspen
                                                 Small Cap         Russell 2000
                                              Value Portfolio       Value Index

Commercial Banks                                   21.8%               10.7%
Savings/Loan/Thrifts                                5.4%                5.1%
Chemicals - Specialty                               3.1%                1.8%
Enterprise Software/Services                        2.8%                0.4%
Machinery - General Industrial                      2.7%                0.9%
Food - Retail                                       2.7%                0.3%
Pipelines                                           2.2%                0.2%
Real Estate Investment Trusts (REIT) -
  Office Property                                   2.0%                2.2%
Semiconductor Equipment                             1.9%                0.4%
Water                                               1.8%                0.4%

--------------------------------------------------------------------------------
(1)  All returns include reinvested dividends and capital gains.

* December 31, 2002.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Portfolios that emphasize investments in smaller companies may experience greater price volatility. This Portfolio is designed for long-term investors who can accept the special risks associated with value investing.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

A portfolio's performance for very short time periods may not be indicative of future performance.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The Adviser has contractually agreed to waive a portion of the Portfolio's expenses. Without such waivers, the Portfolio's total return would have been lower.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.

                                           Janus Aspen Series  June 30, 2003  73

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN SMALL CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 97.5%
Agricultural Operations - 1.3%
         368    Delta & Pine Land Co. .......................    $         8,089

Apparel Manufacturers - 1.4%
         696    Nautica Enterprises, Inc.* ..................              8,930

Building and Construction - Miscellaneous - 1.2%
         477    Dycom Industries, Inc.* .....................              7,775

Building Products - Lighting Fixtures - 1.0%
         177    Genlyte Group, Inc.* ........................              6,190

Business to Business - E-Commerce - 0.7%
         550    webMethods, Inc.* ...........................              4,471

Capacitators - 0.6%
         356    KEMET Corp.* ................................              3,596

Chemicals - Specialty - 3.1%
         367    Cabot Corp. .................................             10,533
         531    Symyx Technologies, Inc.* ...................              8,666

                                                                          19,199

Collectibles - 1.4%
         504    RC2 Corp.* ..................................              8,573

Commercial Banks - 21.8%
         267    1st Source Corp. ............................              4,955
         164    BancFirst Corp. .............................              8,505
         163    BancorpSouth, Inc. ..........................              3,398
         349    Bank of Granite Corp. .......................              5,950
         273    Camden National Corp. .......................              7,507
         248    CCBT Financial Companies, Inc. ..............              5,925
         209    Community Bank System, Inc. .................              7,942
          64    First Citizens BancShares - Class A .........              6,454
         519    First Commonwealth Financial Corp. ..........              6,726
         144    First Financial Corp. .......................              7,618
         264    First of Long Island Corp. ..................             10,534
         638    Nara Bancorp, Inc. ..........................             12,122
         209    Omega Financial Corp. .......................              7,148
         143    Peoples Bancorp, Inc. .......................              3,614
         152    Silicon Valley Bancshares* ..................              3,619
         582    Simmons First National Corp. - Class A ......             11,646
         309    TriCo Bancshares ............................              7,858
         149    UMB Financial Corp. .........................              6,318
         340    Washington Trust Bancorp, Inc. ..............              7,817

                                                                         135,656

Commercial Services - 0.5%
         267    Plexus Corp.* ...............................              3,079

Computers - Integrated Systems - 1.7%
         204    Kronos, Inc.* ...............................             10,365

Data Processing and Management - 1.6%
         153    American Management Systems, Inc.* ..........              2,185
         385    Documentum, Inc.* ...........................              7,573

                                                                           9,758

Decision Support Software - 0.5%
         187    NetIQ Corp.* ................................              2,891

Distribution and Wholesale - 1.5%
         257    United Stationers, Inc.* ....................              9,296

Electric - Integrated - 0.8%
         193    Otter Tail Corp. ............................              5,207

Electronic Components - Semiconductors - 1.1%
         374    Zoran Corp.* ................................              7,185

Enterprise Software/Services - 2.8%
         224    Hyperion Solutions Corp.* ...................    $         7,562
         688    Sybase, Inc.* ...............................              9,570

                                                                          17,132

Entertainment Software - 1.0%
         229    Take-Two Interactive Software, Inc.* ........              6,490

Food - Diversified - 1.0%
         192    J & J Snack Foods Corp.* ....................              6,073

Food - Retail - 2.7%
         599    Ruddick Corp. ...............................              9,416
         229    Weis Markets, Inc. ..........................              7,104

                                                                          16,520
Gas - Distribution - 1.1%
         140    Atmos Energy Corp. ..........................              3,472
          92    Piedmont Natural Gas Company, Inc. ..........              3,570

                                                                           7,042

Human Resources - 1.0%
         853    Spherion Corp.* .............................              5,928

Machinery - General Industrial - 2.7%
         527    Applied Industrial Technologies, Inc. .......             11,120
         379    Stewart & Stevenson Services, Inc. ..........              5,969

                                                                          17,089

Machinery - Pumps - 0.8%
         129    Tecumseh Products Co. - Class A .............              4,942

Medical - HMO - 1.3%
         213    Amerigroup Corp.* ...........................              7,924

Medical Instruments - 1.0%
         206    Datascope Corp. .............................              6,083

Medical Products - 1.4%
         246    Cooper Companies, Inc. ......................              8,553

Metal Processors and Fabricators - 0.9%
         319    CIRCOR International, Inc. ..................              5,688

Networking Products - 1.0%
       1,210    Extreme Networks, Inc.* .....................              6,413

Non-Ferrous Metals - 1.4%
         799    RTI International Metals, Inc.* .............              8,653

Office Furnishings - 1.1%
         227    HON Industries, Inc. ........................              6,923

Oil - Field Services - 1.1%
         233    Tetra Technologies, Inc.* ...................              6,908

Oil and Gas Drilling - 0.6%
         149    Atwood Oceanics, Inc.* ......................              4,045

Oil Field Machinery and Equipment - 1.2%
         408    Maverick Tube Corp.* ........................              7,813

Pipelines - 2.2%
         158    Gulfterra Energy Partners L.P. ..............              5,931
         105    TEPPCO Partners L.P. ........................              3,843
          87    Williams Energy Partners L.P. ...............              4,120

                                                                          13,894

Printing - Commercial - 1.5%
         728    Bowne & Company, Inc. .......................              9,486

Real Estate Investment Trusts (REIT) - Apartments - 0.4%
          68    Home Properties of New York, Inc. ...........              2,396

Real Estate Investment Trusts (REIT) - Health Care - 0.5%
         163    National Health Investors, Inc. .............              3,006

See Notes to Schedules of Investments and Financial Statements.

74  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Real Estate Investment Trusts (REIT) -
Manufactured Homes - 1.1%
         190    Manufactured Home Communities, Inc. .........    $         6,671

Real Estate Investment Trusts (REIT) - Office Property - 2.0%
         140    Alexandria Real Estate Equities, Inc. .......              6,300
         228    Cousins Properties, Inc. ....................              6,361

                                                                          12,661

Real Estate Investment Trusts (REIT) - Outlet Centers - 0.8%
         121    Chelsea Property Group, Inc. ................              4,877

Real Estate Investment Trusts (REIT) - Shopping Centers - 1.6%
         279    Regency Centers Corp. .......................              9,759

Real Estate Investment Trusts (REIT) - Storage - 0.7%
         134    Shurgard Storage Centers, Inc. ..............              4,433

Real Estate Investment Trusts (REIT) -
Warehouse and Industrial - 0.7%
         150    AMB Property Corp. ..........................              4,225

Retail - Automobile - 1.2%
         226    Group 1 Automotive, Inc.* ...................              7,325

Retail - Bookstore - 1.7%
         472    Barnes & Noble, Inc.* .......................             10,880

Retail - Jewelry - 1.5%
         234    Zale Corp.* .................................              9,360

Retail - Mail Order - 1.1%
         344    Brookstone, Inc.* ...........................              6,966

Retail - Video Rental - 1.3%
         437    Movie Gallery, Inc.* ........................              8,063

Savings/Loan/Thrifts - 5.4%
         218    First Defiance Financial Corp. ..............              4,325
         247    FirstFed Financial Corp.* ...................              8,717
         261    Parkvale Financial Corp. ....................              6,415
         194    Provident Financial Holdings, Inc. ..........              5,692
         228    WSFS Financial Corp. ........................              8,755

                                                                          33,904

Semiconductor Equipment - 1.9%
         238    DuPont Photomasks, Inc.* ....................    $         4,482
         394    Lam Research Corp.* .........................              7,175

                                                                          11,657

Telecommunication Equipment - Fiber Optics - 1.1%
       3,925    Optical Communication Products, Inc.* .......              7,065

Telecommunication Services - 1.2%
         864    Lightbridge, Inc.* ..........................              7,569

Telephone - Integrated - 0.8%
         212    Golden Telecom, Inc.* .......................              4,679

Tobacco - 1.1%
         161    Universal Corp. .............................              6,810

Toys - 1.0%
         475    Jakks Pacific, Inc.* ........................              6,313

Water - 1.8%
         400    American States Water Co. ...................             10,920

Wireless Equipment - 0.6%
         570    RF Micro Devices, Inc.* .....................              3,431
--------------------------------------------------------------------------------
Total Common Stock (cost $531,790) ..........................            606,829
--------------------------------------------------------------------------------
Total Investments (total cost $531,790) - 97.5% .............            606,829
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.5%             15,856
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $       622,685
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

                                           Janus Aspen Series  June 30, 2003  75

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN FLEXIBLE INCOME PORTFOLIO

[PHOTO]

Ronald Speaker
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended June 30, 2003, the Portfolio gained 5.73% for its Institutional Shares and 5.66% for its Service Shares, while its benchmark, the Lehman Brothers Government/ Credit Index, gained 5.23%.(1) For the 12-month period ended June 30, 2003, the Portfolio's Institutional Shares earned a top-decile position, ranking 3rd out of 35 variable annuity intermediate investment grade debt funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

During the period, the Lehman Brothers Government/Credit Index gained 5.23% and the Lehman Brothers High Yield Bond Index gained 18.49%. Treasury yields generally fell as prices rose, causing the yield curve to shift down and steepen somewhat. The decline in short-term rates was aided by a 0.25% cut in the Federal Funds Rate near period-end. Meanwhile, credit spreads tightened even while economic data continued to provide a mixed picture of the overall economy. Consumer confidence, as tracked by the Conference Board, logged its biggest jump in more than 10 years in April after hitting a nine-year low in March, yet fell again in May. Meanwhile, after declining in March and April, the Institute for Supply Management's manufacturing index rose in May - its biggest gain since December 2002 - indicating an increase in order backlogs for the first time in a year.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE PRICE IMPACT ON PERFORMANCE?

Individual disappointments included senior unsecured notes issued by El Paso Corp., a natural gas gathering and transportation company. The notes carry a coupon of 7.875%, are due on 6/15/2012 and were issued under SEC Rule 144A. Standard and Poor's, a bond rating agency, currently rates these bonds as B, or sub-investment grade. Meanwhile, our 6.70% Ford Motor Credit notes due 7/16/04 also detracted from performance. These bonds are rated BBB by Standard and Poor's. Ford Motor Credit provides loans to auto dealers and vehicle leasing companies worldwide.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE PRICE IMPACT ON PERFORMANCE?

Top individual performers included our position in cable operator Comcast. These bonds, which pay a coupon of 6.75% and are due on 1/30/11, are rated BBB by Standard and Poor's. Our position in Time Warner Inc.'s 9.15% debentures, due 2/1/23, also performed well. These bonds are rated BBB+ by Standard and Poor's.

Q. WHICH SECTORS HAD THE GREATEST PRICE IMPACT ON THE PORTFOLIO'S RELATIVE PERFORMANCE?

As a group, our industrial bonds provided the biggest boost to relative performance. Our average exposure to the sector was much larger than that of our benchmark, the Lehman Brothers Government/Credit Index. Our Treasury positions also contributed to absolute performance, however, our gains in this group were more modest than those offered by other sectors. This made Treasuries one of our weaker performing sectors on a relative basis, yet, as a percentage, we have an underweight position in Treasuries. We carried an average exposure of more than 19% to the Treasury market, just over half the average weighting of our benchmark. Meanwhile, our agency positions also detracted from performance. Although we carried a modest underweight position in agency securities, our agency issues underperformed those included in the benchmark.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

Above all, we are confident in the all-weather appeal of bonds. Market volatility has reminded investors of the importance of diversification and the vital role bonds can play in even the most aggressive of portfolios. Furthermore, we will continue to rely on our ongoing research, fresh insights and nimble investment strategy to attempt to deliver on our goal of creating dependable returns for our investors - whatever the future may hold.

76  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

Janus Aspen Flexible Income
Portfolio - Institutional Shares
$22,357

Lehman Brothers
Government/Credit Index
$19,749

INITIAL INVESTMENT OF $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Flexible Income Portfolio - Institutional Shares and the Lehman Brothers Government/Credit Index. Janus Aspen Flexible Income Portfolio - Institutional Shares is represented by a shaded area of green. The Lehman Brothers Government/Credit Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through June 30, 2003. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Flexible Income Portfolio - Institutional Shares ($22,357) as compared to the Lehman Brothers Government/Credit Index ($19,749).

                                    FISCAL       ONE         FIVE       SINCE
                                 YEAR-TO-DATE    YEAR        YEAR     INCEPTION*
--------------------------------------------------------------------------------
Janus Aspen Flexible
Income Portfolio -
Institutional Shares                 5.73%      13.21%       7.02%       8.56%
--------------------------------------------------------------------------------
Janus Aspen Flexible
Income Portfolio -
Service Shares                       5.66%      13.00%       6.76%       8.38%
--------------------------------------------------------------------------------
Lehman Brothers Gov-
ernment/Credit Index                 5.23%      13.15%       7.84%       7.19%

PORTFOLIO STRATEGY
--------------------------------------------------------------------------------

To seek maximum total return, consistent with preservation of capital primarily through investments in a wide variety of income-producing securities. Such securities may include corporate bonds and notes, government securities and preferred stock.

PORTFOLIO ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART]

Preferred Stock - 0.1%
Cash and Cash Equivalents - 3.0%
Foreign Dollar/Non-Dollar Bonds - 7.2%
U.S. Government Agencies - 14.3%
U.S. Treasury Notes/Bonds - 14.5%
Corporate Bonds - 60.9%

PORTFOLIO PROFILE
--------------------------------------------------------------------------------
                                JUNE 30, 2003      DECEMBER 31, 2002

Weighted Average Maturity             7.7 Yrs.              7.8 Yrs.
Average Modified Duration**           5.5 Yrs.              5.4 Yrs.
30-Day Current Yield***
  Institutional Shares                  3.38%                 4.09%
  Service Shares                        3.10%                 3.82%
Weighted Average Fixed Income
  Credit Rating                             A                     A
Number of Bonds/Notes                     235                   173

TOP INDUSTRIES - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[ ] Janus Aspen Flexible Income Portfolio

[BAR GRAPH]

                                               Janus Aspen
                                             Flexible Income
                                                Portfolio

Cable Television                                   5.6%
Electric - Integrated                              4.9%
Foreign Government                                 4.0%
Multimedia                                         3.2%
Food - Diversified                                 2.3%
Medical - Hospitals                                2.3%
Finance - Auto Loans                               2.0%
Property and Casualty Insurance                    2.0%
Life and Health Insurance                          2.0%
Oil Companies - Integrated                         1.9%

--------------------------------------------------------------------------------
(1)  All returns include reinvested dividends and capital gains.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of June 30, 2003, Lipper ranked Janus Aspen Flexible Income Portfolio - Institutional Shares 7th out of 17 variable annuity intermediate investment grade debt funds for the 5-year period.

  * The Portfolio's inception date - 9/13/93.

 ** A theoretical measure of price volatility.

*** Yield will fluctuate.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Returns shown for Service Shares for periods prior to their inception (12/31/99) are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Effective 5/1/03, Janus Aspen Flexible Income Portfolio changed its investment policies to invest at least 65% of its assets in investment grade debt securities and maintain a dollar-weighted average portfolio maturity of five to ten years and to limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity. Lehman Brothers High Yield Bond Index is compesed of fixed-rate, publicly issued, noninvestment grade debt. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.

                                           Janus Aspen Series  June 30, 2003  77

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN FLEXIBLE INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 65.4%
Aerospace and Defense - 0.6%
$  4,000,000    Raytheon Co., 6.50%
                  notes, due 7/15/05 ........................    $     4,348,276

Automotive - Cars and Light Trucks - 0.4%
   3,100,000    Daimlerchrysler North America Holding
                  Corp., 4.05%, company guaranteed notes
                  due 6/4/08 ................................          3,069,973

Automotive - Truck Parts and Equipment - Original - 0.2%
   1,300,000    TRW Automotive, Inc., 10.125%
                  senior notes, due 2/15/13 (144A) ..........          1,560,024

Beverages - Non-Alcoholic - 1.1%
                Coca-Cola Enterprises, Inc.:
   3,700,000      4.375%, notes, due 9/15/09 ................          3,937,647
   1,215,000      6.125%, notes, due 8/15/11 ................          1,394,195
   1,850,000      7.125%, debentures, due 8/1/17 ............          2,350,051

                                                                       7,681,893

Beverages - Wine and Spirits - 0.3%
   1,900,000    Brown-Forman Corp., 2.125%
                  notes, due 3/15/06 ........................          1,907,068

Brewery - 0.7%
   1,275,000    Anheuser-Busch Companies, Inc., 5.95%
                  debentures, due 1/15/33 ...................          1,397,978
   3,045,000    Coors Brewing Co., 6.375%
                  company guaranteed notes, due 5/15/12 .....          3,494,439

                                                                       4,892,417

Broadcast Services and Programming - 0.3%
     425,000    Clear Channel Communications, Inc., 6.00%
                  notes, due 11/1/06 ........................            465,384
   1,550,000    XM Satellite Radio Holdings, Inc., 12.00%
                  secured notes, due 6/15/10 (144A) .........          1,519,000

                                                                       1,984,384

Building - Residential and Commercial - 0.4%
   1,850,000    Pulte Homes, Inc., 6.25%
                  notes, due 2/15/13 ........................          2,052,336
     875,000    Toll Brothers, Inc., 6.875%
                  notes, due 11/15/12 (144A) ................          1,002,792

                                                                       3,055,128

Building Products - Cement and Aggregate - 0.2%
   1,300,000    Hanson Australia Funding, Ltd., 5.25%
                  company guaranteed notes, due 3/15/13 .....          1,331,671

Cable Television - 5.6%
                British Sky Broadcasting Group PLC:
$  1,775,000      7.30%, company guaranteed notes
                  due 10/15/06 ..............................    $     1,988,000
   8,000,000      6.875%, company guaranteed notes
                  due 2/23/09 ...............................          9,040,000
   3,500,000    Comcast Cable Communications, Inc.
                  6.375%, notes, due 1/30/06 ................          3,819,347
                Comcast Corp:
   2,300,000      5.85%, notes, due 1/15/10 .................          2,530,685
   3,250,000      5.50%, notes, due 3/15/11 .................          3,474,559
   2,325,000      5.30%, notes, due 1/15/14 .................          2,391,128
   1,175,000      7.05%, bonds, due 3/15/33 .................          1,305,011
                Cox Communications, Inc.:
   4,000,000      6.875%, notes, due 6/15/05 ................          4,364,992
     375,000      7.125%, notes, due 10/1/12 ................            447,800
   2,500,000    EchoStar DBS Corp., 9.125%
                  senior notes, due 1/15/09 .................          2,793,750
     900,000    Rogers Cable, Inc., 6.25%
                  notes, due 6/15/13 (144A) .................            897,750
   5,000,000    TCI Communications, Inc., 7.875%
                  notes, due 8/1/13 .........................          6,056,085

                                                                      39,109,107

Cellular Telecommunications - 0.2%
   1,575,000    Nextel Communications, Inc., 9.375%
                  senior notes, due 11/15/09 ................          1,691,156

Commercial Banks - 1.1%
     625,000    Citizens Banking Corp., 5.75%
                  subordinated notes, due 2/1/13 (144A) .....            630,733
     698,000    Hudson United Bancorp, Inc., 8.20%
                  subordinated debentures, due 9/15/06 ......            793,380
   1,925,000    Sovereign Bank, 5.125%
                  notes, due 3/15/13 ........................          1,988,009
   4,000,000    US Bancorp, 2.75%
                  senior notes, due 3/30/06 .................          4,082,312

                                                                       7,494,434

Commercial Services - 0.9%
                ARAMARK Services, Inc.:
   1,830,000      7.00%, company guaranteed notes
                  due 5/1/07 ................................          2,037,447
   1,475,000      6.375%, company guaranteed notes
                  due 2/15/08 ...............................          1,621,261
   2,425,000    PHH Corp., 6.00%
                  notes, due 3/1/08 .........................          2,607,350

                                                                       6,266,058

See Notes to Schedules of Investments and Financial Statements.

78  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Computer Services - 0.2%
$  1,500,000    Electronic Data Systems Corp., 6.00%
                  notes, due 8/1/13 (144A) ..................    $     1,462,350

Computers - 1.4%
   3,350,000    Apple Computer, Inc., 6.50%
                  notes, due 2/15/04 ........................          3,425,375
                IBM Corp.:
   1,775,000      4.25%, notes, due 9/15/09 .................          1,876,629
   1,800,000      4.75%, notes, due 11/29/12 ................          1,891,921
   2,150,000      5.875%, bonds, due 11/29/32 ...............          2,306,165

                                                                       9,500,090

Consumer Products - Miscellaneous - 0.9%
                Dial Corp.:
   3,850,000      7.00%, senior notes, due 8/15/06 ..........          4,354,920
   2,000,000      6.50%, senior notes, due 9/15/08 ..........          2,249,728

                                                                       6,604,648

Containers - Metal and Glass - 0.8%
     850,000    Ball Corp., 6.875%
                  company guaranteed senior notes
                  due 12/15/12 ..............................            901,000
                Owens-Brockway Glass Container, Inc.:
   1,265,000      8.875%, company guaranteed notes
                  due 2/15/09 ...............................          1,372,525
     775,000      7.75%, secured notes, due 5/15/11 (144A) ..            819,562
   1,250,000      8.75%, secured senior notes, due 11/15/12 .          1,356,250

     900,000    Owens-Illinois, Inc., 7.15%
                  senior notes, due 5/15/05 .................            922,500

                                                                       5,371,837

Containers - Paper and Plastic - 0.5%
                Sealed Air Corp.:
   2,000,000      5.375%, notes, due 4/15/08 (144A) .........          2,098,976
   1,125,000      6.875%, bonds, due 7/15/33 (144A) .........          1,147,331

                                                                       3,246,307

Cosmetics and Toiletries - 0.7%
   1,860,000    Gillette Co., 4.125%
                  notes, due 8/30/07 ........................          1,965,663
   2,875,000    Procter & Gamble Co., 4.75%
                  notes, due 6/15/07 ........................          3,112,923

                                                                       5,078,586

Data Processing and Management - 0.2%
   1,125,000    Fiserv, Inc., 4.00%
                  notes, due 4/15/08 (144A) .................          1,158,528

Diversified Financial Services - 1.7%
   2,375,000    Citigroup, Inc., 4.875%
                  bonds, due 5/7/15 .........................          2,442,573
                General Electric Capital Corp.:
   7,000,000      2.85%, notes, due 1/30/06 .................          7,160,937
   1,925,000      6.00%, notes, due 6/15/12 .................          2,172,878

                                                                      11,776,388

Diversified Operations - 0.9%
                Cendant Corp.:
$    980,000      6.875%, notes, due 8/15/06 ................    $     1,096,176
   2,425,000      6.25%, notes, due 3/15/10 .................          2,696,811
   2,500,000    Tyco International Group S.A., 6.375%
                  company guaranteed notes, due 6/15/05** ...          2,606,250

                                                                       6,399,237

Drug Delivery Systems - 0.2%
     900,000    Fresenius Finance BV, 7.75%
                  company guaranteed notes
                  due 4/30/09 (144A)** ......................          1,095,519
Electric - Integrated - 4.8%
   1,335,000    AmerenEnergy Generating Co., 7.95%
                  notes, due 6/1/32 .........................          1,696,824
                Centerpoint Energy Houston Electric L.L.C.:
   3,550,000      5.875%, notes, due 6/1/08 (144A) ..........          3,573,004
   1,200,000      6.85%, bonds, due 6/1/15 (144A) ...........          1,201,808
   4,750,000    Cinergy Corp., 6.25%
                  debentures, due 9/1/04 ....................          4,987,376
                Dominion Resources, Inc.:
   2,525,000      2.80%, notes, due 2/15/05 .................          2,558,317
   1,350,000      5.125%, notes, due 12/15/09 ...............          1,455,048
   2,450,000      5.00%, senior notes, due 3/15/13 ..........          2,539,418
                Public Service Company of Colorado:
     325,000      6.875%, senior notes, due 7/15/09 .........            376,377
   3,500,000      7.875%, senior notes, due 10/1/12 .........          4,406,391
   1,900,000      4.875%, first mortgage notes
                  due 3/1/13 (144A) .........................          1,974,936
   1,675,000    Southwestern Public Service Co., 5.125%
                  senior notes, due 11/1/06 .................          1,774,455
                TXU Corp.:
     775,000      6.375%, senior notes, due 6/15/06 .........            824,406
   2,950,000      6.375%, notes, due 1/1/08 .................          3,145,437
   1,650,000      7.00%, notes, due 3/15/13 (144A) ..........          1,826,106
   1,200,000    Xcel Energy, Inc., 3.40%
                  senior notes, due 7/1/08 (144A) ...........          1,191,716

                                                                      33,531,619

Electronic Parts Distributors - 0.1%
     600,000    Arrow Electronic, Inc., 6.875%
                  notes, due 7/1/13 .........................            594,230

Energy - Alternate Sources - 0.4%
   2,775,000    MidAmerican Energy Holdings Co., 3.50%
                  notes, due 5/15/08 (144A) .................          2,789,927

Fiduciary Banks - 0.3%
   2,325,000    Bank of New York Company, Inc., 2.20%
                  notes, due 5/12/06 ........................          2,345,244

Finance - Auto Loans - 2.0%
   5,500,000    Ford Motor Credit Co., 5.75%
                  senior notes, due 2/23/04 .................          5,614,807
                General Motors Acceptance Corp.:
   5,500,000      4.50%, notes, due 7/15/06 .................          5,526,235
   1,875,000      5.125%, notes, due 5/9/08 .................          1,852,817
     950,000      6.875%, notes, due 9/15/11 ................            953,170

                                                                      13,947,029

See Notes to Schedules of Investments and Financial Statements.

                                           Janus Aspen Series  June 30, 2003  79

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN FLEXIBLE INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Finance - Consumer Loans - 1.7%
                Household Finance Corp.:
$  1,600,000      3.375%, notes, due 2/21/06 ................    $     1,657,229
     975,000      4.625%, notes, due 1/15/08 ................          1,040,367
   1,150,000    John Deere Capital Corp., 4.125%
                  notes, due 7/15/05 ........................          1,203,340
                SLM Corp.:
   3,250,000      3.625%, notes, due 3/17/08 ................          3,335,693
   2,500,000      5.125%, notes, due 8/27/12 ................          2,656,467
   1,825,000      5.05%, notes, due 11/14/14 ................          1,903,101

                                                                      11,796,197

Finance - Other Services - 1.0%
   2,100,000    Mellon Funding Corp., 5.00%
                  notes, due 12/1/14 ........................          2,265,453
   4,000,000    National Rural Utilities Cooperative Finance
                  Corp., 5.75%, notes, due 8/28/09 ..........          4,427,148

                                                                       6,692,601

Food - Canned - 0.2%
                Del Monte Corp.:
     425,000      9.25%, company guaranteed notes
                  due 5/15/11 ...............................            454,750
     935,000      8.625%, senior subordinated notes
                  due 12/15/12 (144A) .......................            991,100

                                                                       1,445,850
Food - Diversified - 2.3%
                Dean Foods Co.:
   2,750,000      6.625%, senior notes, due 5/15/09 .........          2,860,000
     550,000      6.90%, senior notes, due 10/15/17 .........            561,000
                General Mills, Inc.:
   1,775,000      5.125%, notes, due 2/15/07 ................          1,933,554
   2,650,000      3.875%, notes, due 11/30/07 ...............          2,776,294
   1,675,000      6.00%, notes, due 2/15/12 .................          1,891,005
                Kellogg Co.:
   1,725,000      6.00%, notes, due 4/1/06 ..................          1,901,673
   2,150,000      2.875%, notes, due 6/1/08 .................          2,134,873
   1,750,000      6.60%, notes, due 4/1/11 ..................          2,052,276

                                                                      16,110,675

Food - Retail - 1.6%
     500,000    Dominos, Inc., 8.25%
                  senior subordinated notes
                  due 7/1/11 (144A) .........................            516,250
                Fred Meyer, Inc.:
   2,500,000      7.375%, company guaranteed notes
                  due 3/1/05 ................................          2,699,938
   2,535,000      7.45%, company guaranteed notes
                  due 3/1/08 ................................          2,953,736
   2,225,000    Safeway, Inc., 6.15%
                  notes, due 3/1/06 .........................          2,408,816
     725,000    Stater Brothers Holdings, Inc., 10.75%
                  senior notes, due 8/15/06 .................            763,063
   1,500,000    Winn-Dixie Stores, Inc., 8.875%
                  senior notes, due 4/1/08 ..................          1,590,000

                                                                      10,931,803

Foreign Government - 1.3%
                United Mexican States:
$    625,000      4.625%, notes, due 10/8/08 ................    $       638,125
   4,550,000      6.375%, notes, due 1/16/13 ................          4,823,000
   3,000,000      8.00%, notes, due 9/24/22 .................          3,360,000

                                                                       8,821,125

Funeral Services and Related Items - 0.2%
   1,225,000    Service Corporation International, 6.00%
                  notes, due 12/15/05 .......................          1,234,187

Gas - Distribution - 0.3%
   1,750,000    Southwest Gas Corp., 7.625%
                  notes, due 5/15/12 ........................          2,004,681

Home Decoration Products - 0.2%
   1,125,000    Newell Rubbermaid, Inc., 4.00%
                  notes, due 5/1/10 .........................          1,146,336

Hotels and Motels - 0.9%
   1,725,000    Host Marriott Corp., 7.875%
                  company guaranteed notes, due 8/1/05 ......          1,755,188
   4,000,000    Starwood Hotels & Resorts Worldwide, Inc.
                  6.75%, notes, due 11/15/05 ................          4,175,024


                                                                       5,930,212
Insurance Brokers - 0.1%
     910,000    Marsh & McLennan Companies, Inc., 6.25%
                  notes, due 3/15/12 ........................          1,037,295

Investment Management and Advisory Services - 0.2%
   1,550,000    Franklin Resources, Inc., 3.70%
                  notes, due 4/15/08 ........................          1,586,152

Leisure, Recreation and Gaming - 0.2%
   1,550,000    Hard Rock Hotel, Inc., 8.875%
                  notes, due 6/1/13 (144A) ..................          1,619,750

Life and Health Insurance - 2.0%
   3,000,000    Americo Life, Inc., 7.875%
                  notes, due 5/1/13 (144A) ..................          3,045,000
     813,000    Delphi Financial Group, Inc., 8.00%
                  senior notes, due 10/1/03 .................            825,195
   1,675,000    Nationwide Financial Services, Inc., 5.625%
                  notes, due 2/13/15 ........................          1,819,968
   1,100,000    Provident Companies, Inc., 6.375%
                  senior notes, due 7/15/05 .................          1,149,069
   4,750,000    StanCorp Financial Group, Inc., 6.875%
                  senior notes, due 10/1/12 .................          5,429,825
   1,350,000    UnumProvident Corp., 7.375%
                  debentures, due 6/15/32 ...................          1,336,500

                                                                      13,605,557

Linen Supply and Related Items - 0.2%
     985,000    Cintas Corp., 6.00%
                  senior notes, due 6/1/12 ..................          1,117,190

Machine Tools and Related Products - 0.3%
   1,625,000    Kennametal, Inc., 7.20%
                  senior notes, due 6/15/12 .................          1,778,470

Medical - HMO - 1.5%
                UnitedHealth Group, Inc.:
   2,900,000      5.20%, notes, due 1/17/07 .................          3,158,367
   1,600,000      4.875%, notes, due 4/1/13 .................          1,675,086
   4,825,000    WellPoint Health Networks, Inc., 6.375%
                  notes, due 6/15/06 ........................          5,410,813

                                                                      10,244,266

See Notes to Schedules of Investments and Financial Statements.

80  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Medical - Hospitals - 2.3%
                HCA, Inc.:
$  5,000,000      6.91%, notes, due 6/15/05 .................    $     5,304,455
   2,550,000      7.00%, notes, due 7/1/07 ..................          2,735,454
   2,500,000      6.95%, notes, due 5/1/12 ..................          2,664,180
   3,450,000      6.25%, notes, due 2/15/13 .................          3,517,075
   1,900,000    Tenet Healthcare Corp., 5.375%
                  senior notes, due 11/15/06 ................          1,824,000

                                                                      16,045,164

Medical - Nursing Home - 0.3%
   2,075,000    Manor Care, Inc., 6.25%
                  notes, due 5/1/13 (144A) ..................          2,147,625

Medical Labs and Testing Services - 1.3%
     850,000    Laboratory Corporation of America Holdings
                  5.50%, notes, due 2/1/13 ..................            910,050
                Quest Diagnostics, Inc.:
   4,000,000      6.75%, senior notes, due 7/12/06 ..........          4,480,268
   3,095,000      7.50%, senior notes, due 7/12/11 ..........          3,726,154

                                                                       9,116,472

Medical Products - 0%
     300,000    Fresenius Medical Care Capital Trust IV
                  7.875%, company guaranteed notes
                  due 6/15/11 ...............................            316,500

Metal - Diversified - 0.4%
   2,525,000    Freeport-McMoRan Copper & Gold, Inc.
                  10.125%, senior notes, due 2/1/10 .........          2,821,688

Metal Processors and Fabricators - 0.1%
     800,000    Timken Co., 5.75%
                  notes, due 2/15/10 ........................            842,244

Multi-Line Insurance - 0.3%
   1,275,000    Aon Corp., 6.20%
                  notes, due 1/15/07(omega) .................          1,431,357
     675,000    Farmers Insurance Group of Companies
                  8.50%, notes, due 8/1/04 (144A) ...........            686,559

                                                                       2,117,916
Multimedia - 3.2%
                AOL Time Warner, Inc.:
   3,000,000      5.625%, notes, due 5/1/05 .................          3,184,881
   3,000,000      6.875%, company guaranteed senior notes
                  due 5/1/12 ................................          3,424,848
                Belo Corp.:
   1,875,000      7.125%, senior notes, due 6/1/07 ..........          2,126,008
     925,000      8.00%, senior notes, due 11/1/08 ..........          1,120,036
   1,265,000    Corus Entertainment, Inc., 8.75%
                  senior subordinated notes, due 3/1/12 .....          1,359,875
     300,000    Cox Enterprises, Inc., 4.375%
                  notes, due 5/1/08 (144A) ..................            311,955
   3,620,000    Gannett Company, Inc., 4.95%
                  notes, due 4/1/05 .........................          3,826,391
   3,000,000    News America, Inc., 6.625%
                  senior notes, due 1/9/08 ..................          3,419,148
                Viacom, Inc.:
   1,725,000      6.40%, company guaranteed notes
                  due 1/30/06 ...............................          1,914,596
   1,500,000      5.625%, company guaranteed notes
                  due 8/15/12 ...............................          1,666,444

                                                                      22,354,182

Mutual Insurance - 0.8%
                Liberty Mutual Insurance:
$  1,550,000      8.50%, notes, due 5/15/25 (144A) ..........    $     1,412,327
   3,000,000      7.875%, notes, due 10/15/26 (144A) ........          2,553,390
   1,250,000    New York Life Insurance Co., 5.875%
                  notes, due 5/15/33 (144A) .................          1,311,855

                                                                       5,277,572

Networking Products - 0%
     996,000    Candescent Technologies Corp., 8.00%
                  convertible senior subordinated
                  debentures, due 5/1/03(omega),(delta),ss. .             84,660

Non-Hazardous Waste Disposal - 1.7%
   3,000,000    Republic Services, Inc., 6.75%
                  notes, due 8/15/11 ........................          3,476,649
                Waste Management, Inc.:
   4,450,000      7.00%, senior notes, due 10/1/04 ..........          4,719,327
   3,250,000      7.375%, notes, due 8/1/10 .................          3,899,763

                                                                      12,095,739

Office Automation and Equipment - 0.4%
   2,675,000    Pitney Bowes, Inc., 4.75%
                  notes, due 5/15/18 ........................          2,729,209

Oil and Gas Drilling - 0%
     250,000    Westport Resources Corp., 8.25%
                  company guaranteed senior
                  subordinated notes, due 11/1/11(144A) .....            273,750

Oil Companies - Exploration and Production - 1.6%
     795,000    Magnum Hunter Resources, Inc., 9.60%
                  senior notes, due 3/15/12 .................            874,500
                Pemex Project Funding Master Trust:
   3,500,000      6.125%, notes, due 8/15/08 (144A) .........          3,745,000
   4,000,000      7.375%, company guaranteed notes
                  due 12/15/14 ..............................          4,380,000
   2,000,000      8.625%, company guaranteed notes
                  due 2/1/22 ................................          2,285,000

                                                                      11,284,500

Oil Companies - Integrated - 1.9%
   3,775,000    ChevronTexaco Capital Co., 3.50%
                  company guaranteed notes, due 9/17/07 .....          3,923,056
   4,080,000    Conoco Funding Co., 5.45%
                  company guaranteed notes, due 10/15/06 ....          4,503,810
   1,500,000    El Paso CGP Co., 7.625%
                  notes, due 9/1/08 .........................          1,410,000
                Occidental Petroleum Corp.:
   1,950,000      5.875%, notes, due 1/15/07 ................          2,164,683
   1,095,000      4.25%, notes, due 3/15/10 .................          1,142,404

                                                                      13,143,953

Optical Supplies - 0.2%
   1,600,000    Bausch & Lomb, Inc., 6.375%
                  notes, due 8/1/03 .........................          1,606,000

Paper and Related Products - 0.6%
     925,000    International Paper Co., 5.85%
                  notes, due 10/30/12 .......................          1,008,146
   2,775,000    Weyerhaeuser Co., 5.25%
                  notes, due 12/15/09 .......................          2,969,314

                                                                       3,977,460

See Notes to Schedules of Investments and Financial Statements.

                                           Janus Aspen Series  June 30, 2003  81

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN FLEXIBLE INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Pipelines - 1.5%
$    750,000    CMS Panhandle Holding Co., 6.50%
                  senior notes, due 7/15/09 .................    $       828,750
     825,000    Centerpoint Energy Resources Corp., 6.50%
                  debentures, due 2/1/08 ....................            884,787
     800,000    Gulfterra Energy Partners L.P., 8.50%
                  senior subordinated notes
                  due 6/1/10 (144A) .........................            856,000
   1,550,000    Kaneb Pipe Line Operating Partnership L.P.
                  5.875%, notes, due 6/1/13 .................          1,590,294
   1,543,689    Kern River Funding Corp., 4.893%
                  company guaranteed notes
                  due 4/30/18 (144A) ........................          1,588,484
   3,000,000    Kinder Morgan, Inc., 6.50%
                  senior notes, due 9/1/12 ..................          3,438,894
   1,090,000    TEPPCO Partners L.P., 7.625%
                  company guaranteed notes, due 2/15/12 .....          1,289,916

                                                                      10,477,125

Property and Casualty Insurance - 2.0%
     498,000    First American Capital Trust, 8.50%
                  company guaranteed notes, due 4/15/12 .....            540,330
   3,250,000    Fund American Companies, Inc., 5.875%
                  notes, due 5/15/13 ........................          3,398,301
   3,000,000    Markel Corp., 6.80%
                  notes, due 2/15/13 ........................          3,262,317
     875,000    Progressive Corp., 6.25%
                  notes, due 12/1/32 ........................            974,201
   2,400,000    Travelers Property Casualty Corp., 5.00%
                  senior notes, due 3/15/13 .................          2,499,062
   3,000,000    W.R. Berkley Corp., 5.875%
                  notes, due 2/15/13 ........................          3,190,599

                                                                      13,864,810

Publishing - Periodicals - 0.2%
                Dex Media East, LLC:
     450,000      9.875%, senior notes
                  due 11/15/09 ..............................            501,750
   1,050,000      12.125%, senior subordinated notes
                  due 11/15/12 ..............................          1,241,625

                                                                       1,743,375

Retail - Apparel and Shoe - 0.1%
     775,000    Saks, Inc., 8.25%
                  company guaranteed notes, due 11/15/08 ....            819,563

Retail - Auto Parts - 0.4%
   2,500,000    AutoZone, Inc., 5.875%
                  notes, due 10/15/12 .......................          2,756,318
Retail - Discount - 1.0%
                Wal-Mart Stores, Inc.:
   4,000,000      6.875%, senior notes, due 8/10/09 .........          4,814,232
   2,400,000      4.55%, notes, due 5/1/13 ..................          2,496,641

                                                                       7,310,873

Retail - Drug Store - 0.4%
   1,650,000    CVS Corp., 3.875%
                  notes, due 11/1/07 ........................          1,710,172
                Rite Aid Corp.:
     300,000      7.625%, senior notes, due 4/15/05 .........            297,750
     300,000      7.125%, notes, due 1/15/07 ................            297,000
     575,000      8.125%, secured senior notes
                  due 5/1/10 (144A) .........................            595,125

                                                                       2,900,047

Retail - Leisure Products - 0.2%
$  1,550,000    Toys "R" Us, Inc., 7.875%
                  notes, due 4/15/13 ........................    $     1,667,358

Retail - Major Department Stores - 0.5%
                J.C. Penney Company, Inc.:
   1,000,000      6.00%, debentures, due 5/1/06 .............            990,000
   2,075,000      7.60%, notes, due 4/1/07 ..................          2,178,750

                                                                       3,168,750

Retail - Restaurants - 0.1%
     335,000    Yum! Brands, Inc., 7.70%
                  notes, due 7/1/12 .........................            381,900

Savings/Loan/Thrifts - 0.5%
   1,525,000    Greenpoint Financial Corp., 3.20%
                  senior notes, due 6/6/08 (144A) ...........          1,513,430
   1,700,000    Webster Bank, 5.875%
                  subordinated notes, due 1/15/13 ...........          1,787,972

                                                                       3,301,402

Telecommunication Services - 1.0%
                Verizon Global Funding Corp.:
   3,000,000      4.00%, notes, due 1/15/08 .................          3,132,075
   3,000,000      6.875%, notes, due 6/15/12 ................          3,541,893

                                                                       6,673,968

Theaters - 0.2%
   1,500,000    AMC Entertainment, Inc., 9.875%
                  senior subordinated notes, due 2/1/12 .....          1,612,500

Transportation - Railroad - 0.1%
     925,000    CSX Corp., 4.875%
                  notes, due 11/1/09 ........................            985,492

Travel Services - 0.7%
   4,000,000    USA Interactive, 7.00%
                  notes, due 1/15/13 ........................          4,607,216

Veterinary Diagnostics - 0.1%
     820,000    Vicar Operating, Inc., 9.875%
                  company guaranteed notes, due 12/1/09 .....            897,900
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $425,002,540) ...................        455,798,706
--------------------------------------------------------------------------------
Foreign Bonds - 2.7%
Foreign Government - 2.7%
                Deutscheland Republic:
EUR
   2,650,000      4.50%, bonds, due 8/17/07** ...............          3,239,085
  11,200,000      5.00%, bonds, due 7/4/12** ................         14,040,836
   1,100,000    Spanish Government, 5.00%
                  bonds, due 7/30/12** ......................          1,372,442
--------------------------------------------------------------------------------
Total Foreign Bonds (cost $16,024,514) ......................         18,652,363
--------------------------------------------------------------------------------
Preferred Stock - 0.1%
Savings/Loan/Thrifts - 0.1%
      35,458    Chevy Chase Savings Bank, 13.00%
                  (cost $1,055,050) .........................            966,231
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
         996    Ono Finance PLC - expires 5/31/09*,(beta) ...                 10

Telephone - Integrated - 0%
         224    Versatel Telecom B.V. - expires 5/15/08*,(beta)                0

Web Hosting/Design - 0%
         650    Equinix, Inc. - expires 12/1/07*,(beta) .....                  0
--------------------------------------------------------------------------------
Total Warrants (cost $0) ....................................                 10
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

82  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
U.S. Government Agencies - 14.3%
                Fannie Mae:
$ 31,695,000      3.875%, due 3/15/05# ......................    $    33,088,249
   1,470,000      4.375%, due 10/15/06# .....................          1,583,887
   3,545,000      3.25%, due 11/15/07# ......................          3,671,918
   6,450,000      5.25%, due 1/15/09# .......................          7,242,195
  16,025,000      6.25%, due 2/1/11 .........................         18,480,415
   2,385,000      6.00%, due 5/15/11 ........................          2,788,303
   1,645,000      6.125%, due 3/15/12 .......................          1,940,019
     420,000      4.375%, due 9/15/12# ......................            439,596
   2,400,000      4.625%, due 5/1/13 ........................          2,468,206
  10,360,000      6.625%, due 11/15/30 ......................         12,729,622
   7,455,000    Federal Home Loan Bank System, 5.125%
                  due 3/6/06 ................................          8,116,363
   6,000,000    Freddie Mac, 5.875%, due 3/21/11 ............          6,749,214
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $92,515,189) ...........         99,297,987
--------------------------------------------------------------------------------
U.S. Treasury Notes/Bonds - 14.5%
   4,810,000      5.75%, due 11/15/05# ......................          5,293,819
   2,215,000      5.625%, due 2/15/06# ......................          2,449,046
   1,295,000      2.00%, due 5/15/06# .......................          1,308,759
   3,296,000      3.50%, due 11/15/06# ......................          3,474,320
  13,630,000      4.375%, due 5/15/07# ......................         14,807,714
   9,455,000      2.625%, due 5/15/08# ......................          9,541,428
   1,120,810      3.875%, due 1/15/09(pi) ...................          1,283,677
   4,171,066      3.00%, due 7/15/12(pi),# ..................          4,596,644
   3,900,000      3.625%, due 5/15/13# ......................          3,930,467
  10,740,000      7.25%, due 5/15/16 ........................         14,283,362
   5,175,000      7.25%, due 8/15/22 ........................          7,011,520
  21,115,000      6.25%, due 8/15/23# .......................         25,864,228
   2,580,000      6.25%, due 5/15/30 ........................          3,211,899
   3,470,000      5.375%, due 2/15/31**,# ...................          3,907,411
--------------------------------------------------------------------------------
Total U.S. Treasury Notes/Bonds (cost $95,483,155) ..........        100,964,294
--------------------------------------------------------------------------------
Repurchase Agreement - 2.2%
  15,400,000    ABN AMRO Bank N.V., 1.25%
                  dated 6/30/03, maturing 7/1/03
                  to be repurchased at $15,400,535
                  collateralized by $1,503,213
                  in Collateralized Mortgage Obligations
                  4.848%, 10/25/32, AAA
                  $22,858,608 in U.S. Government
                  Agencies, 0%-7.50%, 8/16/06-1/1/33
                  $3,778,353 in U.S. Treasury Bills
                  0%, 11/15/10-5/15/14; with respective
                  values of $1,386,868, $11,635,157
                  and $2,685,975 (cost $15,400,000) .........         15,400,000
--------------------------------------------------------------------------------
Total Investments (total cost $645,480,448) - 99.2% .........        691,079,591
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.8%          5,292,020
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   696,371,611
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Futures - Short
1,000 Contracts      U.S. Treasury - 10-year Note
                       expires September 2003, principal amount
                       $117,884,430, value $117,437,500
                       cumulative appreciation ..............    $       446,930
--------------------------------------------------------------------------------

Summary of Investments by Country, June 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Australia                                          0.2%          $     1,331,671
Canada                                             1.0%                6,761,435
Germany                                            2.5%               17,279,921
Luxembourg                                         0.4%                2,606,250
Mexico                                             1.3%                8,821,125
Netherlands                                        0.2%                1,095,519
Spain                                              0.2%                1,372,442
United Kingdom                                     1.5%               11,028,010
United States++                                   92.7%              640,783,218
--------------------------------------------------------------------------------
Total                                            100.0%          $   691,079,591

++ Includes Short-Term Securities (90.5% excluding Short-Term Securities)

Forward Currency Contracts, Open at June 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
Euro 9/26/03                   16,400,000    $    18,781,822    $    (1,326,330)
--------------------------------------------------------------------------------
Total                                        $    18,781,822    $    (1,326,330)

See Notes to Schedules of Investments and Financial Statements.

                                           Janus Aspen Series  June 30, 2003  83

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN MONEY MARKET PORTFOLIO

[PHOTO]
J. Eric Thorderson
portfolio manager

MARKET OVERVIEW

The Federal Funds rate began the period at 1.25%, the lowest level since the late 1950s. Yields on 30-day commercial paper have been comparable to the central bank's rate and are reflected in the Fund's low yield. The aggressive easing of monetary policy led corporations to switch from commercial paper financing to longer-term financing. This resulted in a decrease in the amount of new issuance, although asset-backed securities issuance remained steady to strong. As the period drew to a close, there remained strong sentiment in the market that the Fed would again ease rates, which came to pass on June 25 when the central bank lowered rates another 0.25%.

MANAGER'S OVERVIEW

Q. IN GENERAL, WHAT IMPACT DOES A MONEY MARKET PORTFOLIO'S WEIGHTED AVERAGE MATURITY HAVE ON ITS YIELD?

In a period when interest rates are declining, such as occurred during the most recent six-month period, a longer weighted average maturity should keep the yield on a money market fund higher for a longer time period. In a period when interest rates are rising, a shorter weighted average maturity should allow a fund's yield to rise faster.

Q. WHAT TYPES OF SECURITIES HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

When we could buy one-year fixed rate securities at a higher rate than short-term securities, we took advantage and bought longer-term securities. These were our best-performing securities, within the guidelines and restrictions imposed by Federal regulations on our Portfolio, because the yield on these securities stayed higher, even as market yields declined.

Q. WHAT TYPES OF SECURITIES HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Our exposure to shorter-maturing and floating-rate securities negatively impacted the Portfolio because these securities either matured sooner, and had to be reinvested at lower yields, or, in the case of floating rate securities, the interest rate adjusted downward throughout the period.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

The markets seem to believe the Fed is done easing the money supply for this cycle, but few believe the central bank will start raising rates in the foreseeable future. Greenspan indicated that his major concerns still lie more towards preventing deflation than inflation. We will continue to pursue our three-pronged approach to money management: stability of principal, liquidity and conservative credit analysis. Our objective is to carefully maximize yield within these constraints by gaining an information edge through intensive research. We attempt to keep an optimal balance of floating-rate securities, one-year securities, and overnight (or highly liquid) securities.

PORTFOLIO STRATEGY
--------------------------------------------------------------------------------

To seek maximum current income to the extent consistent with stability of capital by investing primarily in high quality debt obligations and obligations of financial institutions.

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

For the Periods Ended June 30, 2003
--------------------------------------------------------------------------------
Institutional Shares
  Fiscal Year-to-Date                       0.48%
  1 Year                                    1.22%
  5 Year                                    4.04%
  Since Inception (5/1/95)                  4.49%
  Seven-Day Current Yield                   0.76%
--------------------------------------------------------------------------------

Service Shares
  Fiscal Year-to-Date                       0.35%
  1 Year                                    0.95%
  5 Year                                    3.79%
  Since Inception                           4.26%
  Seven-Day Current Yield                   0.49%
--------------------------------------------------------------------------------

Lipper Ranking
  (12-month period ending June 30, 2003)
--------------------------------------------------------------------------------

Institutional Shares(2)              First decile
--------------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to their inception (12/31/99) are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

(1)  All returns reflect reinvested dividends.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of June 30, 2003, Lipper ranked Janus Aspen Money Market Portfolio - Institutional Shares 9th out of 108 and 6th out of 86 variable annuity money market funds for the 1- and 5-year periods, respectively.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Adviser has contractually agreed to waive a portion of the Portfolio's expenses. Without such waivers, the Portfolio's total return would have been lower.

The yield more closely reflects the current earnings of the money market portfolio than the total return.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

84  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
================================================================================
Commercial Paper - 22.6%
$  1,000,000    Bavaria TRR Corp.
                  1.10%, 9/29/03 (Section 4(2)) .............    $       997,250
   1,000,000    Check Point Charlie, Inc.
                  1.10%, 9/25/03 (Section 4(2)) .............            997,372
   1,000,000    Danske Corp.
                  1.10%, 8/28/03 ............................            998,228
   1,000,000    Mitsubishi Motors Credit of America, Inc.
                  1.20%, 7/31/03 ............................            999,000
   1,200,000    Rhineland Funding Capital Corp.
                  1.29%, 7/22/03 (Section 4(2)) .............          1,199,097
   1,000,000    Victory Receivables Corp.
                  1.10%, 7/31/03 (Section 4(2)) .............            999,083
--------------------------------------------------------------------------------
Total Commercial Paper (cost $6,190,030) ....................          6,190,030
--------------------------------------------------------------------------------
Floating Rate Notes - 3.7%
   1,000,000    Associated Bank N.A., Green Bay
                  1.30%, 2/3/04 (cost $1,000,000) ...........          1,000,000
--------------------------------------------------------------------------------
Repurchase Agreements - 12.4%
   1,200,000    ABN AMRO Bank N.V., 1.25%
                  dated 6/30/03, maturing 7/1/03
                  to be repurchased at $1,200,042
                  collateralized by $117,133
                  in Collateralized Mortgage Obligations
                  4.848%, 10/25/32, AAA
                  $1,781,190 in U.S. Government Agencies
                  0%-7.50%, 8/16/06-1/1/33
                  $294,417 in U.S. Treasury Bills
                  0%, 11/15/10-5/15/14; with respective
                  values of $108,068, $906,636
                  and $209,297 ..............................          1,200,000
   1,100,000    Citigroup Global Markets, Inc., 1.425%
                  dated 6/30/03, maturing 7/1/03
                  to be repurchased at $1,100,044
                  collateralized by $3,197,465
                  in U.S. Government Agencies
                  0%-9.00%, 1/15/06-6/1/33
                  with a value of $1,123,974 ................          1,100,000
   1,100,000    JP Morgan Securities, Inc., 1.30%
                  dated 6/30/03, maturing 7/1/03
                  to be repurchased at $1,100,040
                  collateralized by $11,913,529
                  in U.S. Government Agencies
                  0%-20.539%, 12/25/11-11/16/45
                  with a value of $1,122,005 ................          1,100,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $3,400,000) ...............          3,400,000
--------------------------------------------------------------------------------
Taxable Variable Rate Demand Notes - 61.5%
$    400,000    Anaheim California Housing Authority
                  Multifamily Housing Revenue
                  (Cobblestone), 1.15%, 3/15/33 .............    $       400,000
   1,580,000    Arapahoe County, Colorado, Industrial
                  Development Revenue, (Cottrell)
                  Series B, 1.25%, 10/1/19 ..................          1,580,000
     300,000    Bridgeton, Missouri Industrial
                  Development Authority Industrial Revenue
                  (Gold Dust Project), Series B
                  1.55%, 3/1/21 .............................            300,000
   1,000,000    California Infrastructure and Economic
                  Development, (International Raisins
                  Project), Series B, 1.27%, 11/1/20 ........          1,000,000
                Campus Research Corp.:
   2,243,000      1.35%, 12/21/05 ...........................          2,243,000
   3,000,000      1.35%, 6/1/13 .............................          3,000,000
     275,000    Colorado Housing and Finance Authority
                  Economic Development Revenue
                  (De La Cruz Project), Series B
                  1.25%, 10/1/05 ............................            275,000
   1,510,000    Cunat Capital Corp.
                  Series 1998-A, 1.27%, 12/1/28 .............          1,510,000
     255,000    Kentucky Economic Development
                  Financing Authority Hospital Facilities
                  Revenue, (Highlands Regional Project)
                  Series B, 1.10%, 8/1/03 ...................            255,000
   1,810,000    Medical Properties, Inc., North Dakota
                  (Dakota Clinic Project) 1.20%, 12/22/24 ...          1,810,000
   1,290,000    New York City, New York Industrial
                  Development Agency, (G.A.F. Seelig, Inc.
                  Project), 1.30%, 7/1/03 ...................          1,290,000
   1,600,000    Pasadena California COPS
                  (Los Robles Avenue Parking Facility
                  Project), 1.45%, 11/1/12 ..................          1,600,000
   1,545,000    Post Properties, Ltd.
                  Series 2000, 1.21%, 7/1/20 ................          1,545,000
      30,000    Watertown Crossing LLC
                  1.18%, 5/1/27 .............................             30,000
--------------------------------------------------------------------------------
Total Taxable Variable Rate Demand Notes (cost $16,838,000) .         16,838,000
--------------------------------------------------------------------------------
Total Investments (total cost $27,428,030) - 100.2% .........         27,428,030
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.2)%         (47,056)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $    27,380,974
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

                                           Janus Aspen Series  June 30, 2003  85

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

                                                                         Janus Aspen                    Janus Aspen     Janus Aspen
                                                                           Capital       Janus Aspen     Growth and       Mid Cap
As of June 30, 2003 (unaudited)                                         Appreciation       Growth          Income          Growth
(all numbers in thousands except net asset value per share)               Portfolio       Portfolio       Portfolio     Portfolio(1)

------------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost(3)                                                $    859,588    $  1,760,947    $     84,575    $  1,475,421

  Investments at value(3)                                               $    910,386    $  1,713,205    $     86,558    $  1,650,539
    Cash                                                                       1,071           1,530              87           1,627
    Receivables:
      Investments sold                                                            --             445             986             657
      Portfolio shares sold                                                    1,048          11,262              69             872
      Dividends                                                                  212             411              55             391
      Interest                                                                    24              16              40               2
      Due from Adviser                                                            --              --              --              --
    Other assets                                                                  28               3               5              --
    Other Investment (Note 1)                                                 15,488          21,763             420         236,543
  Forward currency contracts                                                      --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                                 928,257       1,748,635          88,220       1,890,631
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
    Payables:
      Securities Loaned (Note 1)                                              15,488          21,763             420         237,519
      Investments purchased                                                    2,129           7,155           1,316           1,021
      Portfolio shares repurchased                                               865          13,009             143          18,330
      Advisory fees                                                              490             932              47             883
      Distribution fees - Service Shares                                          81              39              13              35
      Distribution fees - Service II Shares                                      N/A             N/A             N/A             N/A
      Service fees                                                               N/A             N/A             N/A             N/A
    Accrued expenses                                                              --              36              --             117
  Forward currency contracts                                                      --              --              17              --
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                             19,053          42,934           1,956         257,905
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                              $    909,204    $  1,705,701    $     86,264    $  1,632,726
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares                                       $    518,573    $  1,519,323    $     25,192    $  1,467,768
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)          27,550          93,107           2,031          79,709
------------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                                             $      18.82    $      16.32    $      12.41    $      18.41
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - Service Shares                                             $    390,631    $    186,378    $     61,072    $    164,958
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)          20,887          11,535           4,896           9,095
------------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                                             $      18.70    $      16.16    $      12.47    $      18.14
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - Service II Shares*                                                  N/A             N/A             N/A             N/A
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)*            N/A             N/A             N/A             N/A
------------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                                                      N/A             N/A             N/A             N/A
------------------------------------------------------------------------------------------------------------------------------------

(1)  Formerly named Janus Aspen Aggressive Growth Portfolio.
(2)  Formerly named Janus Aspen Global Value Portfolio.
(3)  Investments at cost and value include $15,063,140, $21,265,536, $408,955,
     $232,001,910, $15,321,403, $34,843,722, $240,645,635 and $374,241,265 of
     securities loaned for Janus Aspen Capital Appreciation Portfolio, Janus Aspen Growth Portfolio, Janus Aspen Growth and Income Portfolio, Janus Aspen Mid Cap Growth Portfolio, Janus Aspen Global Technology Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio and Janus Aspen Balanced Portfolio, respectively (Note 1).
* Net Assets - Service II Shares and Shares Outstanding are not in thousands.

See Notes to Financial Statements.

86  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         Janus Aspen
                                                                        Risk-Managed     Janus Aspen     Janus Aspen    Janus Aspen
                                                                          Large Cap        Global          Global      International
As of June 30, 2003 (unaudited)                                            Growth       Life Sciences    Technology        Growth
(all numbers in thousands except net asset value per share)               Portfolio       Portfolio       Portfolio       Portfolio

------------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost(3)                                                $      7,354    $     26,785    $    168,260    $    926,690

  Investments at value(3)                                               $      8,160    $     32,274    $    166,862    $  1,002,171
    Cash                                                                          43              27             275           2,456
    Receivables:
      Investments sold                                                            --             169             268          15,345
      Portfolio shares sold                                                       --              21             168           3,043
      Dividends                                                                    5              23              32           2,630
      Interest                                                                    --              --              35               1
      Due from Adviser                                                            --              --              --              --
    Other assets                                                                  --              --              --              12
    Other Investment (Note 1)                                                     --              --          15,803          36,392
  Forward currency contracts                                                      --               1               6              --
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                                   8,208          32,515         183,449       1,062,050
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
    Payables:
      Securities Loaned (Note 1)                                                  --              --          15,803          36,392
      Investments purchased                                                       --             356             473          16,139
      Portfolio shares repurchased                                                --              74             175          18,324
      Advisory fees                                                                1              17              89             558
      Distribution fees - Service Shares                                           2               6              29              80
      Distribution fees - Service II Shares                                      N/A             N/A               4              10
      Service fees                                                                 1             N/A             N/A             N/A
    Accrued expenses                                                              23              18              33              --
  Forward currency contracts                                                      --              38             189              --
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                                 27             509          16,795          71,503
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                              $      8,181    $     32,006    $    166,654    $    990,547
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares                                                N/A    $      3,671    $      3,547    $    562,581
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)             N/A             596           1,297          30,809
------------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                                                      N/A    $       6.16    $       2.74    $      18.26
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - Service Shares                                             $      8,181    $     28,335    $    142,449    $    380,027
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)             750           4,624          50,002          20,961
------------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                                             $      10.91    $       6.13    $       2.85    $      18.13
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - Service II Shares*                                                  N/A             N/A    $ 20,658,472    $ 47,938,591
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)*            N/A             N/A       7,129,816       2,629,255
------------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                                                      N/A             N/A    $       2.90    $      18.23
------------------------------------------------------------------------------------------------------------------------------------

                                                                        Janus Aspen      Janus Aspen                     Janus Aspen
                                                                       International      Worldwide      Janus Aspen        Core
As of June 30, 2003 (unaudited)                                            Value           Growth         Balanced         Equity
(all numbers in thousands except net asset value per share)             Portfolio(2)      Portfolio       Portfolio       Portfolio

------------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost(3)                                                $      5,946    $  3,661,938    $  3,456,785    $      9,598

  Investments at value(3)                                               $      6,287    $  3,989,875    $  3,643,440    $     10,252
    Cash                                                                          83           2,795           5,958              52
    Receivables:
      Investments sold                                                            --          15,146           8,397              30
      Portfolio shares sold                                                        4          21,257           9,185              --
      Dividends                                                                   21           9,974           1,525               7
      Interest                                                                    --             922          20,195              --
      Due from Adviser                                                            --              --              --               7
    Other assets                                                                  --              13               1              --
    Other Investment (Note 1)                                                     --         236,552         382,032              --
  Forward currency contracts                                                       3              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                                   6,398       4,276,534       4,070,733          10,348
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
    Payables:
      Securities Loaned (Note 1)                                                  --         252,271         382,032              --
      Investments purchased                                                       --          54,612          52,607              13
      Portfolio shares repurchased                                                --          36,089             515               2
      Advisory fees                                                                2           2,141           1,950               5
      Distribution fees - Service Shares                                           1              43              71              --
      Distribution fees - Service II Shares                                      N/A              --             N/A             N/A
      Service fees                                                               N/A             N/A             N/A             N/A
    Accrued expenses                                                              14             509              34              18
  Forward currency contracts                                                     108              --           3,466              21
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                                125         345,665         440,675              59
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                              $      6,273    $  3,930,869    $  3,630,058    $     10,289
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares                                                N/A    $  3,721,224    $  3,279,493    $     10,105
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)             N/A         167,160         151,702             708
------------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                                                      N/A    $      22.26    $      21.62    $      14.28
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - Service Shares                                             $      6,273    $    209,637    $    350,565    $        184
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)             670           9,453          15,634              13
------------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                                             $       9.36    $      22.18    $      22.42    $      14.43
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - Service II Shares*                                                  N/A    $      7,913             N/A             N/A
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)*            N/A             355             N/A             N/A
------------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                                                      N/A    $      22.25             N/A             N/A
------------------------------------------------------------------------------------------------------------------------------------

                                                                         Janus Aspen
                                                                        Risk-Managed
                                                                          Large Cap
As of June 30, 2003 (unaudited)                                             Core
(all numbers in thousands except net asset value per share)               Portfolio

------------------------------------------------------------------------------------
Assets:
  Investments at cost(3)                                                $      7,636

  Investments at value(3)                                               $      8,325
    Cash                                                                          24
    Receivables:
      Investments sold                                                            --
      Portfolio shares sold                                                        5
      Dividends                                                                    9
      Interest                                                                    --
      Due from Adviser                                                            --
    Other assets                                                                   4
    Other Investment (Note 1)                                                     --
  Forward currency contracts                                                      --
------------------------------------------------------------------------------------
Total Assets                                                                   8,367
------------------------------------------------------------------------------------
Liabilities:
    Payables:
      Securities Loaned (Note 1)                                                  --
      Investments purchased                                                       --
      Portfolio shares repurchased                                                --
      Advisory fees                                                                4
      Distribution fees - Service Shares                                           2
      Distribution fees - Service II Shares                                      N/A
      Service fees                                                                 1
    Accrued expenses                                                              24
  Forward currency contracts                                                      --
------------------------------------------------------------------------------------
Total Liabilities                                                                 31
------------------------------------------------------------------------------------
Net Assets                                                              $      8,336
------------------------------------------------------------------------------------
Net Assets - Institutional Shares                                                N/A
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)             N/A
------------------------------------------------------------------------------------
  Net Asset Value Per Share                                                      N/A
------------------------------------------------------------------------------------
Net Assets - Service Shares                                             $      8,336
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)             772
------------------------------------------------------------------------------------
  Net Asset Value Per Share                                             $      10.79
------------------------------------------------------------------------------------
Net Assets - Service II Shares*                                                  N/A
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)*            N/A
------------------------------------------------------------------------------------
  Net Asset Value Per Share                                                      N/A
------------------------------------------------------------------------------------

                                           Janus Aspen Series  June 30, 2003  87

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES (continued)

                                                                         Janus Aspen     Janus Aspen     Janus Aspen     Janus Aspen
                                                                           Mid Cap        Small Cap        Flexible         Money
As of June 30, 2003 (unaudited)                                             Value           Value           Income          Market
(all numbers in thousands except net asset value per share)               Portfolio       Portfolio       Portfolio       Portfolio

------------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost(1)                                                $     20,458    $        532    $    645,480    $     27,428

  Investments at value(1)                                               $     22,409    $        607    $    691,080    $     27,428
    Cash                                                                         160              38           2,072               2
    Receivables:
      Investments sold                                                            93              --          10,287              --
      Portfolio shares sold                                                       27              --           1,979              --
      Dividends                                                                   22               1              --              --
      Interest                                                                    --              --          10,253              26
      Due from advisor                                                            --               6              --              11
    Other assets                                                                  --              --               1               7
    Other Investment (Note 1)                                                     --              --          83,593              --
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                                  22,711             652         799,265          27,474
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
    Payables:
      Securities Loaned                                                           --              --          83,593              --
      Investments purchased                                                      450               5          16,143              --
      Portfolio shares repurchased                                                 2              --           1,103              83
      Advisory fees                                                                6              --             342               6
      Distribution fees - Service Shares                                           4              --               5              --
      Distribution fees - Service II Shares                                      N/A             N/A             N/A             N/A
      Service fees                                                                 2              --             N/A             N/A
    Accrued expenses                                                               2              24               8               4
    Variation Margin                                                              --              --             373              --
  Forward currency contracts                                                      --              --           1,326              --
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                                466              29         102,893              93
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                              $     22,246    $        623    $    696,372    $     27,381
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares                                       $      3,925             N/A    $    672,114    $     27,370
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)             356             N/A          52,890          27,370
------------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                                             $      11.02             N/A    $      12.71    $       1.00
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - Service Shares                                             $     18,321    $        623    $     24,258    $         11
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)           1,662              53           1,822              11
------------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                                             $      11.02    $      11.67    $      13.31    $       1.00
------------------------------------------------------------------------------------------------------------------------------------

(1) Investments at cost and value include $81,914,839 of securities loaned for Janus Aspen Flexible Income Portfolio (Note 1).

See Notes to Financial Statements.

88  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                         Janus Aspen                     Janus Aspen    Janus Aspen
                                                                           Capital       Janus Aspen     Growth and       Mid Cap
For the six months ended June 30, 2003 (unaudited)                      Appreciation       Growth          Income          Growth
(all numbers in thousands)                                                Portfolio       Portfolio       Portfolio     Portfolio(1)

------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                              $        667    $         75    $        152    $        971
  Dividends                                                                    4,282           6,230             703           3,145
  Foreign tax withheld                                                          (70)            (49)            (18)            (28)
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                        4,879           6,256             837           4,088
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                                2,803           5,291             303           4,811
  Transfer agent expenses                                                          2               2               2              19
  Registration fees                                                               29              17              22              52
  System fees                                                                      9               9               7               8
  Custodian fees                                                                  31              57              20              47
  Insurance expense                                                                1               4              --               3
  Audit fees                                                                       6              11               6              17
  Distribution fees - Service Shares                                             461             220              74             181
  Distribution fees - Service II Shares                                          N/A             N/A             N/A             N/A
  Service fees                                                                   N/A             N/A             N/A             N/A
  Other expenses                                                                  25              46               8              85
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                 3,367           5,657             442           5,223
------------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                          (8)            (13)             (1)            (13)
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                                   3,359           5,644             441           5,210
------------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                                      --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                               3,359           5,644             441           5,210
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                                   1,520             612             396         (1,122)
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                     (94,117)        (55,663)        (15,011)        (26,942)
  Net realized gain/(loss) from foreign currency transactions                  (888)           (804)           (209)               1
  Change in net unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                        166,464         233,418          19,108         257,704
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments and
  foreign currency translations                                               71,459         176,951           3,888         230,763
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         $     72,979    $    177,563    $      4,284    $    229,641
------------------------------------------------------------------------------------------------------------------------------------

(1)  Formerly named Janus Aspen Aggressive Growth Portfolio.

See Notes to Financial Statements.

                                           Janus Aspen Series  June 30, 2003  89

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS (continued)

                                                                         Janus Aspen
                                                                        Risk-Managed     Janus Aspen     Janus Aspen    Janus Aspen
                                                                          Large Cap        Global          Global      International
For the six months or period ended June 30, 2003 (unaudited)               Growth       Life Sciences    Technology        Growth
(all numbers in thousands)                                              Portfolio(1)      Portfolio       Portfolio       Portfolio

------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                              $         --    $          9    $        104    $        863
  Dividends                                                                       32             137             632          15,342
  Foreign tax withheld                                                            --            (11)            (65)         (1,659)
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                           32             135             671          14,546
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                                   24              98             476           3,135
  Transfer agent expenses                                                          1               1              --               1
  Registration fees                                                                8               2               2              21
  System fees                                                                      7               8               8              14
  Custodian fees                                                                  29              22              40             346
  Insurance expense                                                               --              --              --               2
  Audit fees                                                                       6               6               8              14
  Distribution fees - Service Shares                                               9              33             159             449
  Distribution fees - Service II Shares                                          N/A             N/A              21              50
  Service fees                                                                     4             N/A             N/A             N/A
  Other expenses                                                                   7               9             108              72
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                    95             179             822           4,104
------------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                           --              --             (2)             (4)
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                                      95             179             820           4,100
------------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                                    (40)              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                                  55             179             820           4,100
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                                    (23)            (44)           (149)          10,446
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                        (102)           (823)         (8,317)        (67,074)
  Net realized gain/(loss) from foreign currency transactions                     --            (63)           (919)        (10,601)
  Net realized gain/(loss) from futures contracts                                 --              --              --              --
  Net realized gain/(loss) from options                                           --           (187)              --              --
  Net realized gain/(loss) from short sales                                       --             (8)              --              --
  Change in net unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                            806           4,635          34,929         132,138
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments and
  foreign currency translations                                                  704           3,554          25,693          54,463
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         $        681    $      3,510    $     25,544    $     64,909
------------------------------------------------------------------------------------------------------------------------------------

(1)  Fiscal period from January 2, 2003 (inception date).
(2)  Formerly named Janus Aspen Global Value Portfolio.
(3)  Institutional Shares fiscal period from May 1, 2003 (inception date).

See Notes to Financial Statements.

90  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                        Janus Aspen      Janus Aspen                     Janus Aspen
For the six months or period ended June 30, 2003 (unaudited)           International      Worldwide      Janus Aspen        Core
(all numbers in thousands)                                                 Value           Growth         Balanced         Equity
                                                                        Portfolio(2)      Portfolio       Portfolio       Portfolio

------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                              $          4    $      2,471    $     37,284    $          4
  Dividends                                                                      105          49,205          13,184              67
  Foreign tax withheld                                                          (12)         (4,608)           (316)             (2)
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                           97          47,068          50,152              69
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                                   19          12,123          11,081              31
  Transfer agent expenses                                                          1               2              --               2
  Registration fees                                                               --              92              31              24
  System fees                                                                      7              13              11               9
  Custodian fees                                                                  13             914             132              15
  Insurance expense                                                               --               9               6              --
  Audit fees                                                                       6              33               6               6
  Distribution fees - Service Shares                                               7             240             381              --
  Distribution fees - Service II Shares                                          N/A              --             N/A             N/A
  Service fees                                                                   N/A             N/A             N/A             N/A
  Other expenses                                                                   5             268              59              11
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                    58          13,694          11,707              98
------------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                           --            (18)            (20)              --
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                                      58          13,676          11,687              98
------------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                                    (14)              --              --            (38)
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                                  44          13,676          11,687              60
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                                      53          33,392          38,465               9
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                        (220)       (317,294)        (46,415)           (457)
  Net realized gain/(loss) from foreign currency transactions                   (95)        (34,019)         (6,620)            (33)
  Net realized gain/(loss) from futures contracts                                 --              --              --              --
  Net realized gain/(loss) from options                                           --              --              --              --
  Net realized gain/(loss) from short sales                                       --              --              --              --
  Change in net unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                            576         563,491         225,078           1,224
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments and
  foreign currency translations                                                  261         212,178         172,043             734
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         $        314    $    245,570    $    210,508    $        743
------------------------------------------------------------------------------------------------------------------------------------

                                                                        Janus Aspen
                                                                        Risk-Managed    Janus Aspen      Janus Aspen     Janus Aspen
                                                                         Large Cap        Mid Cap         Small Cap        Flexible
For the six months or period ended June 30, 2003 (unaudited)                Core           Value            Value           Income
(all numbers in thousands)                                              Portfolio(1)    Portfolio(3)      Portfolio       Portfolio

------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                              $         --    $          4    $         --    $     16,771
  Dividends                                                                       60              50               5              58
  Foreign tax withheld                                                            --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                           60              54               5          16,829
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                                   24              24               2           1,936
  Transfer agent expenses                                                          1               1               1               1
  Registration fees                                                                8              19               7              33
  System fees                                                                      8               7               7               8
  Custodian fees                                                                  28              13              14              42
  Insurance expense                                                               --              --              --               1
  Audit fees                                                                       6               6               6               7
  Distribution fees - Service Shares                                               9               8               1              24
  Distribution fees - Service II Shares                                          N/A             N/A             N/A             N/A
  Service fees                                                                     4               3              --             N/A
  Other expenses                                                                   7               5               6              24
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                    95              86              44           2,076
------------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                           --              --              --             (3)
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                                      95              86              44           2,073
------------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                                    (39)            (32)            (40)              --
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                                  56              54               4           2,073
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                                       4              --               1          14,756
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                        (105)           (295)               8           9,684
  Net realized gain/(loss) from foreign currency transactions                     --               3              --           (721)
  Net realized gain/(loss) from futures contracts                                 --              29              --         (5,470)
  Net realized gain/(loss) from options                                           --              --              --              --
  Net realized gain/(loss) from short sales                                       --              --              --              --
  Change in net unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                            689           2,147              79          18,473
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments and
  foreign currency translations                                                  584           1,884              87          21,966
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         $        588    $      1,884    $         88    $     36,722
------------------------------------------------------------------------------------------------------------------------------------

                                                                         Janus Aspen
                                                                            Money
For the six months or period ended June 30, 2003 (unaudited)                Market
(all numbers in thousands)                                                Portfolio

------------------------------------------------------------------------------------
Investment Income:
  Interest                                                              $        263
  Dividends                                                                       --
  Foreign tax withheld                                                            --
------------------------------------------------------------------------------------
Total Investment Income                                                          263
------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                                   45
  Transfer agent expenses                                                          1
  Registration fees                                                               28
  System fees                                                                      8
  Custodian fees                                                                   3
  Insurance expense                                                               --
  Audit fees                                                                       8
  Distribution fees - Service Shares                                              --
  Distribution fees - Service II Shares                                          N/A
  Service fees                                                                   N/A
  Other expenses                                                                  23
------------------------------------------------------------------------------------
Total Expenses                                                                   116
------------------------------------------------------------------------------------
Expense and Fee Offsets                                                           --
------------------------------------------------------------------------------------
Net Expenses                                                                     116
------------------------------------------------------------------------------------
Excess Expense Reimbursement                                                    (27)
------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                                  89
------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                                     174
------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                           --
  Net realized gain/(loss) from foreign currency transactions                     --
  Net realized gain/(loss) from futures contracts                                 --
  Net realized gain/(loss) from options                                           --
  Net realized gain/(loss) from short sales                                       --
  Change in net unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                             --
------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments and
  foreign currency translations                                                   --
------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         $        174
------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                           Janus Aspen Series  June 30, 2003  91

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              Janus Aspen                       Janus Aspen
For the six months or period ended June 30, 2003 (unaudited)             Capital Appreciation                     Growth
and for the fiscal year ended December 31, 2002                                Portfolio                         Portfolio
(all numbers in thousands)                                               2003             2002             2003             2002
------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $       1,520    $       4,892    $         612    $     (2,251)
  Net realized gain/(loss) from investment transactions
    and foreign currency transactions                                    (95,005)        (149,454)         (56,467)        (354,161)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                      166,464         (43,925)          233,418        (332,600)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations            72,979        (188,487)          177,563        (689,012)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    Institutional Shares                                                  (1,758)          (3,549)               --               --
    Service Shares                                                          (568)          (1,300)               --               --
    Service II Shares                                                         N/A              N/A              N/A              N/A
  Net realized gain from investment transactions*
    Institutional Shares                                                       --               --               --               --
    Service Shares                                                             --               --               --               --
    Service II Shares                                                         N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                             (2,326)          (4,849)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                   32,356          105,212           87,350          317,792
    Service Shares                                                         85,703          121,456           14,809           71,344
    Service II Shares                                                         N/A              N/A              N/A              N/A
  Shares issued in connection with acquisition*
    Institutional Shares                                                      N/A              N/A            3,731              N/A
  Reinvested dividends and distributions
    Institutional Shares                                                    1,758            3,549               --               --
    Service Shares                                                            568            1,300               --               --
    Service II Shares                                                         N/A              N/A              N/A              N/A
  Shares repurchased
    Institutional Shares                                                 (84,141)        (242,101)        (215,032)        (705,285)
    Service Shares                                                       (93,169)        (175,251)         (24,936)         (60,589)
    Service II Shares                                                         N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  (56,925)        (185,835)        (134,078)        (376,738)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                      13,728        (379,171)           43,485      (1,065,750)
Net Assets:
  Beginning of period                                                     895,476        1,274,647        1,662,216        2,727,966
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                     $     909,204    $     895,476    $   1,705,701    $   1,662,216
------------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $   1,580,726    $   1,637,651    $   3,086,903    $   3,220,956
  Undistributed net investment income/(loss)*                                 128              934              584             (28)
  Undistributed net realized gain/(loss) from investments*              (722,448)        (627,443)      (1,334,043)      (1,277,576)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                      50,798        (115,666)         (47,743)        (281,136)
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                    $     909,204    $     895,476    $   1,705,701    $   1,662,216
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                               1,840            5,511            5,790           17,613
  Shares issued in connection with Acquisition*                               N/A              N/A              245              N/A
  Reinvested dividends and distributions                                       93              192               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                       1,933            5,703            6,035           17,613
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                      (4,799)         (12,764)         (14,588)         (41,220)
Net Increase/(Decrease) in Portfolio Shares                               (2,866)          (7,061)          (8,553)         (23,607)
Shares Outstanding, Beginning of Period                                    30,416           37,477          101,660          125,267
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          27,550           30,416           93,107          101,660
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                               4,888        6,362,392              963        4,005,488
  Reinvested dividends and distributions                                       30           70,453               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                       4,918        6,432,845              963        4,005,488
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                      (5,331)      (9,349,791)          (1,674)      (3,752,593)
Net Increase/(Decrease) in Portfolio Shares                                 (413)      (2,916,946)            (711)          252,895
Shares Outstanding, Beginning of Period                                    21,300       24,217,036           12,246       11,992,889
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          20,887       21,300,090           11,535       12,245,784
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(2)
  Shares sold                                                                 N/A              N/A              N/A              N/A
  Reinvested dividends and distributions                                      N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                         N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                          N/A              N/A              N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                                   N/A              N/A              N/A              N/A
Shares Outstanding, Beginning of Period                                       N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                             N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                           $      38,281    $     571,289    $     157,377    $     790,061
  Proceeds from sales of securities                                       189,240          544,326          291,866        1,080,532
  Purchases of long-term U.S. government obligations                           --            4,400               --               --
  Proceeds from sales of long-term U.S. government obligations                 --               --               --               --

* See Notes 3 and 6 in Notes to Financial Statements.
(1)  Formerly named Janus Aspen Aggressive Growth Portfolio.
(2) Transactions in Portfolio Shares - Service Shares for the year 2002 and Transactions in Portfolio Shares - Service II Shares are not in thousands.
(3)  Fiscal period from January 2, 2003 (inception date).

See Notes to Financial Statements.

92  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              Janus Aspen                       Janus Aspen
For the six months or period ended June 30, 2003 (unaudited)               Growth and Income                   Mid Cap Growth
and for the fiscal year ended December 31, 2002                                Portfolio                        Portfolio(1)
(all numbers in thousands)                                               2003             2002             2003             2002
------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $         396    $       1,039    $     (1,122)    $     (1,655)
  Net realized gain/(loss) from investment transactions
    and foreign currency transactions                                    (15,220)         (23,483)         (26,941)        (616,665)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                       19,108         (15,427)          257,704          (5,184)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations             4,284         (37,871)          229,641        (623,504)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    Institutional Shares                                                    (239)            (575)               --               --
    Service Shares                                                          (239)            (435)               --               --
    Service II Shares                                                         N/A              N/A              N/A              N/A
  Net realized gain from investment transactions*
    Institutional Shares                                                       --               --               --               --
    Service Shares                                                             --               --               --               --
    Service II Shares                                                         N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                               (478)          (1,010)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                    2,568            4,594          120,479          378,452
    Service Shares                                                          3,114           20,287           35,720          171,606
    Service II Shares                                                         N/A              N/A              N/A              N/A
  Shares issued in connection with acquisition*
    Institutional Shares                                                   11,202              N/A              N/A              N/A
  Reinvested dividends and distributions
    Institutional Shares                                                      239              575               --               --
    Service Shares                                                            239              435               --               --
    Service II Shares                                                         N/A              N/A              N/A              N/A
  Shares repurchased
    Institutional Shares                                                 (43,524)         (24,034)        (183,792)        (587,178)
    Service Shares                                                        (8,738)         (23,431)         (30,684)        (152,403)
    Service II Shares                                                         N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  (34,900)         (21,574)         (58,277)        (189,523)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    (31,094)         (60,455)         171,364         (813,027)
Net Assets:
  Beginning of period                                                     117,358          177,813        1,461,362        2,274,389
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                     $      86,264    $     117,358    $   1,632,726    $   1,461,362
------------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $     156,023    $     191,064    $   3,920,388    $   3,978,665
  Undistributed net investment income/(loss)*                                  32              114          (1,122)               --
  Undistributed net realized gain/(loss) from investments*               (71,757)         (56,537)      (2,461,658)      (2,434,717)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                       1,966         (17,283)          175,118         (82,586)
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                    $      86,264    $     117,358    $   1,632,726    $   1,461,362
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                                 211              350            7,275           21,168
  Shares issued in connection with Acquisition*                               950              N/A              N/A              N/A
  Reinvested dividends and distributions                                       19               47               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                       1,180              397            7,275           21,168
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                      (3,931)          (1,845)         (11,185)         (33,319)
Net Increase/(Decrease) in Portfolio Shares                               (2,751)          (1,448)          (3,910)         (12,151)
Shares Outstanding, Beginning of Period                                     4,782            6,230           83,619           95,770
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                           2,031            4,782           79,709           83,619
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                                 260        1,468,423            2,124        9,084,621
  Reinvested dividends and distributions                                       19           35,741               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                         279        1,504,164            2,124        9,084,621
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                        (753)      (1,859,894)          (1,807)      (8,115,509)
Net Increase/(Decrease) in Portfolio Shares                                 (474)        (355,730)              317          969,112
Shares Outstanding, Beginning of Period                                     5,370        5,726,140            8,778        7,808,684
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                           4,896        5,370,410            9,095        8,777,796
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(2)
  Shares sold                                                                 N/A              N/A              N/A              N/A
  Reinvested dividends and distributions                                      N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                         N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                          N/A              N/A              N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                                   N/A              N/A              N/A              N/A
Shares Outstanding, Beginning of Period                                       N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                             N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                           $      18,202    $      63,146    $     275,804    $     934,653
  Proceeds from sales of securities                                        54,968           69,925          229,126    $   1,062,191
  Purchases of long-term U.S. government obligations                           --           12,443               --               --
  Proceeds from sales of long-term U.S. government obligations              8,177           12,545               --               --

                                                                     Janus Aspen
                                                                    Risk-Managed               Janus Aspen
For the six months or period ended June 30, 2003 (unaudited)      Large Cap Growth        Global Life Sciences
and for the fiscal year ended December 31, 2002                       Portfolio                 Portfolio
(all numbers in thousands)                                             2003(3)            2003             2002
-------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $        (23)    $        (44)    $       (236)
  Net realized gain/(loss) from investment transactions
    and foreign currency transactions                                       (102)          (1,081)         (10,712)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                          806            4,635          (3,222)
-------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations               681            3,510         (14,170)
-------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    Institutional Shares                                                      N/A               --               --
    Service Shares                                                             --               --               --
    Service II Shares                                                         N/A              N/A              N/A
  Net realized gain from investment transactions*
    Institutional Shares                                                      N/A               --               --
    Service Shares                                                             --               --               --
    Service II Shares                                                         N/A              N/A              N/A
-------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                  --               --               --
-------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                      N/A              207              709
    Service Shares                                                          7,500            4,331           11,071
    Service II Shares                                                         N/A              N/A              N/A
  Shares issued in connection with acquisition*
    Institutional Shares                                                      N/A              N/A              N/A
  Reinvested dividends and distributions
    Institutional Shares                                                      N/A               --               --
    Service Shares                                                             --               --               --
    Service II Shares                                                         N/A              N/A              N/A
  Shares repurchased
    Institutional Shares                                                      N/A            (292)          (1,728)
    Service Shares                                                             --          (5,623)         (16,142)
    Service II Shares                                                         N/A              N/A              N/A
-------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                     7,500          (1,377)          (6,090)
-------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                       8,181            2,133         (20,260)
Net Assets:
  Beginning of period                                                          --           29,873           50,133
-------------------------------------------------------------------------------------------------------------------
  End of period                                                     $       8,181   $       32,006    $      29,873
-------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $       7,500   $       49,663    $      51,040
  Undistributed net investment income/(loss)*                                (23)             (44)               --
  Undistributed net realized gain/(loss) from investments*                  (102)         (23,066)         (21,985)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                         806            5,453              818
-------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                    $       8,181   $       32,006    $      29,873
-------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                                 N/A               36              111
  Shares issued in connection with Acquisition*                               N/A              N/A              N/A
  Reinvested dividends and distributions                                      N/A               --               --
-------------------------------------------------------------------------------------------------------------------
Total                                                                         N/A               36              111
-------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                          N/A             (52)            (268)
Net Increase/(Decrease) in Portfolio Shares                                   N/A             (16)            (157)
Shares Outstanding, Beginning of Period                                       N/A              612              769
-------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                             N/A              596              612
-------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                                 750              765        1,666,804
  Reinvested dividends and distributions                                       --               --               --
-------------------------------------------------------------------------------------------------------------------
Total                                                                         750              765        1,666,804
-------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                           --            (993)      (2,509,116)
Net Increase/(Decrease) in Portfolio Shares                                   750            (228)        (842,312)
Shares Outstanding, Beginning of Period                                        --            4,852        5,694,565
-------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                             750            4,624        4,852,253
-------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(2)
  Shares sold                                                                 N/A              N/A              N/A
  Reinvested dividends and distributions                                      N/A              N/A              N/A
-------------------------------------------------------------------------------------------------------------------
Total                                                                         N/A              N/A              N/A
-------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                          N/A              N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                                   N/A              N/A              N/A
Shares Outstanding, Beginning of Period                                       N/A              N/A              N/A
-------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                             N/A              N/A              N/A
-------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                           $       9,722   $       19,914    $      43,072
  Proceeds from sales of securities                                         2,266           21,678           47,708
  Purchases of long-term U.S. government obligations                           --               --               --
  Proceeds from sales of long-term U.S. government obligations                 --               --               --

                                                                              Janus Aspen                       Janus Aspen
For the six months or period ended June 30, 2003 (unaudited)               Global Technology               International Growth
and for the fiscal year ended December 31, 2002                                Portfolio                         Portfolio
(all numbers in thousands)                                               2003             2002             2003             2002
------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $       (149)    $       (590)    $      10,446    $       9,906
  Net realized gain/(loss) from investment transactions
    and foreign currency transactions                                     (9,236)        (134,337)         (77,675)        (288,871)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                       34,929           21,826          132,138         (51,095)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations            25,544        (113,101)           64,909        (330,060)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    Institutional Shares                                                       --               --          (5,809)          (6,348)
    Service Shares                                                             --               --          (3,180)          (3,069)
    Service II Shares                                                          --               --            (379)             (70)
  Net realized gain from investment transactions*
    Institutional Shares                                                       --               --               --               --
    Service Shares                                                             --               --               --               --
    Service II Shares                                                          --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                  --               --          (9,368)          (9,487)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                    1,311            3,639          730,757        2,091,962
    Service Shares                                                         18,041          101,761          384,085        2,481,452
    Service II Shares                                                       8,097           17,979           10,223           42,412
  Shares issued in connection with acquisition*
    Institutional Shares                                                      N/A              N/A            2,887              N/A
  Reinvested dividends and distributions
    Institutional Shares                                                       --               --            5,809            6,336
    Service Shares                                                             --               --            3,180            3,069
    Service II Shares                                                          --               --              379               70
  Shares repurchased
    Institutional Shares                                                    (975)          (4,332)        (807,164)      (2,159,593)
    Service Shares                                                       (25,306)        (152,733)        (409,215)      (2,520,652)
    Service II Shares                                                     (4,346)          (1,671)          (1,269)          (1,961)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                   (3,178)         (35,357)         (80,328)         (56,905)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                      22,366        (148,458)         (24,787)        (396,452)
Net Assets:
  Beginning of period                                                     144,288          292,746        1,015,334        1,411,786
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                     $     166,654    $     144,288    $     990,547    $   1,015,334
------------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $     622,516    $     625,694    $   1,736,124    $   1,816,743
  Undistributed net investment income/(loss)*                               (191)             (42)            1,242              164
  Undistributed net realized gain/(loss) from investments*              (454,091)        (444,855)        (822,415)        (744,740)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                     (1,580)         (36,509)           75,596         (56,833)
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                    $     166,654    $     144,288    $     990,547    $   1,015,334
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                                 532            1,195           42,772          104,959
  Shares issued in connection with Acquisition*                               N/A              N/A              178              N/A
  Reinvested dividends and distributions                                       --               --              316              339
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                         532            1,195           43,266          105,298
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                        (414)          (1,463)         (47,074)        (107,745)
Net Increase/(Decrease) in Portfolio Shares                                   118            (268)          (3,808)          (2,447)
Shares Outstanding, Beginning of Period                                     1,179            1,447           34,617           37,064
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                           1,297            1,179           30,809           34,617
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                               7,010       30,652,785           22,967      120,656,849
  Reinvested dividends and distributions                                       --               --              175          163,524
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                       7,010       30,652,785           23,142      120,820,373
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                     (10,066)     (48,028,214)         (24,339)    (121,917,895)
Net Increase/(Decrease) in Portfolio Shares                               (3,056)     (17,375,429)          (1,197)      (1,097,522)
Shares Outstanding, Beginning of Period                                    53,058       70,433,790           22,158       23,255,895
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          50,002       53,058,361           20,961       22,158,373
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(2)
  Shares sold                                                           3,144,112        6,298,575          613,182        2,167,341
  Reinvested dividends and distributions                                       --               --           20,688            3,958
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                   3,144,112        6,298,575          633,870        2,171,299
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                  (1,710,119)        (602,752)         (74,647)        (101,267)
Net Increase/(Decrease) in Portfolio Shares                             1,433,993        5,695,823          559,223        2,070,032
Shares Outstanding, Beginning of Period                                 5,695,823               --        2,070,032               --
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       7,129,816        5,695,823        2,629,255        2,070,032
------------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                           $      29,322    $     136,600    $     572,886    $     850,472
  Proceeds from sales of securities                                        42,927          125,251          617,687          882,623
  Purchases of long-term U.S. government obligations                           --               --               --               --
  Proceeds from sales of long-term U.S. government obligations                 --               --               --               --

See Notes to Financial Statements.

                                           Janus Aspen Series  June 30, 2003  93

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                              Janus Aspen                       Janus Aspen
For the six months or period ended June 30, 2003 (unaudited)              International Value                Worldwide Growth
and for the fiscal year or period ended December 31, 2002                     Portfolio(1)                       Portfolio
(all numbers in thousands)                                               2003             2002             2003             2002
------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $          53    $         (4)    $      33,392    $      42,781
  Net realized gain/(loss) from investment transactions
    and foreign currency transactions                                       (315)            (311)        (351,313)        (941,245)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                          576            (422)          563,491        (555,716)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations               314            (737)          245,570      (1,454,180)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    Institutional Shares                                                      N/A              N/A         (31,136)         (41,213)
    Service Shares                                                           (43)               --          (1,296)          (1,205)
    Service II Shares                                                         N/A              N/A               --               --
  Net realized gain from investment transactions*
    Institutional Shares                                                      N/A              N/A               --               --
    Service Shares                                                             --             (27)               --               --
    Service II Shares                                                         N/A              N/A               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                (43)             (27)         (32,432)         (42,418)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                      N/A              N/A          646,314        1,967,906
    Service Shares                                                          1,976            6,163          221,842        1,025,419
    Service II Shares                                                         N/A              N/A               --               10
  Shares issued in connection with acquisition*
    Institutional Shares                                                      N/A              N/A              N/A              N/A
    Service Shares                                                            N/A              N/A              N/A              N/A
  Reinvested dividends and distributions
    Institutional Shares                                                      N/A              N/A           31,136           41,214
    Service Shares                                                             43               27            1,296            1,205
    Service II Shares                                                         N/A              N/A               --               --
  Shares repurchased
    Institutional Shares                                                      N/A              N/A        (880,500)      (2,549,467)
    Service Shares                                                        (1,986)          (1,565)        (217,817)        (953,349)
    Service II Shares                                                         N/A              N/A               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                        33            4,625        (197,729)        (467,062)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                         304            3,861           15,409      (1,963,660)
Net Assets:
  Beginning of period                                                       5,969            2,108        3,915,460        5,879,120
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                     $       6,273    $       5,969    $   3,930,869    $   3,915,460
------------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $       6,662    $       6,629    $   6,291,884    $   6,489,613
  Undistributed net investment income/(loss)*                                  12                2            4,306            3,346
  Undistributed net realized gain/(loss) from investments*                  (637)            (322)      (2,693,427)      (2,342,114)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                         236            (340)          328,106        (235,385)
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                    $       6,273    $       5,969    $   3,930,869    $   3,915,460
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                                 N/A              N/A           31,253           79,758
  Shares issued in connection with acquisition*                               N/A              N/A              N/A              N/A
  Reinvested dividends and distributions                                      N/A              N/A            1,395            1,839
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                         N/A              N/A           32,648           81,597
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                          N/A              N/A         (42,359)        (104,700)
Net Increase/(Decrease) in Portfolio Shares                                   N/A              N/A          (9,711)         (23,103)
Shares Outstanding, Beginning of Period                                       N/A              N/A          176,871          199,974
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                             N/A              N/A          167,160          176,871
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                                 234          628,980           10,870       41,899,023
  Shares issued in connection with acquisition*                               N/A              N/A              N/A              N/A
  Reinvested dividends and distributions                                        4            2,568               58           54,257
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                         238          631,548           10,928       41,953,280
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                        (231)        (169,375)         (10,670)     (38,798,344)
Net Increase/(Decrease) in Portfolio Shares                                     7          462,173              258        3,154,936
Shares Outstanding, Beginning of Period                                       663          200,889            9,195        6,039,918
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                             670          663,062            9,453        9,194,854
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(2)
  Shares sold                                                                 N/A              N/A               --              351
  Reinvested dividends and distributions                                      N/A              N/A                2                2
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                         N/A              N/A                2              353
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                          N/A              N/A               --               --
Net Increase/(Decrease) in Portfolio Shares                                   N/A              N/A                2              353
Shares Outstanding, Beginning of Period                                       N/A              N/A              353               --
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                             N/A              N/A              355              353
------------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                           $       1,221    $       7,070    $   1,849,761    $   3,281,140
  Proceeds from sales of securities                                           753            3,469        1,960,576        3,608,117
  Purchases of long-term U.S. government obligations                           --               --               --               --
  Proceeds from sales of long-term U.S. government obligations                 --               --               --               --

* See Notes 3 and 6 in Notes to Financial Statements.
(1)  Formerly named Janus Aspen Global Value Portfolio.
(2) Transactions in Portfolio Shares - Service Shares for the year 2002 and Transactions in Portfolio Shares - Service II Shares are not in thousands.
(3)  Fiscal period from January 2, 2003 (inception date).
(4)  Institutional Shares fiscal period from May 1, 2003 (inception date).
(5)  Portfolio commenced operations on December 31, 2002 (inception date).

See Notes to Financial Statements.

94  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                             Janus Aspen                        Janus Aspen
For the six months or period ended June 30, 2003 (unaudited)                  Balanced                          Core Equity
and for the fiscal year or period ended December 31, 2002                     Portfolio                          Portfolio
(all numbers in thousands)                                               2003             2002             2003             2002
------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $      38,465    $      89,465    $           9    $          39
  Net realized gain/(loss) from investment transactions
    and foreign currency transactions                                    (53,035)        (255,457)            (490)          (1,464)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                      225,078         (81,035)            1,224          (1,189)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations           210,508        (247,027)              743          (2,614)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    Institutional Shares                                                 (39,606)         (81,534)             (17)             (38)
    Service Shares                                                        (3,121)          (5,240)              (1)              (1)
    Service II Shares                                                         N/A              N/A              N/A              N/A
  Net realized gain from investment transactions*
    Institutional Shares                                                       --               --               --               --
    Service Shares                                                             --               --               --               --
    Service II Shares                                                         N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                            (42,727)         (86,774)             (18)             (39)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                  122,722          325,482            1,126            3,455
    Service Shares                                                         73,275          135,447              174            1,004
    Service II Shares                                                         N/A              N/A              N/A              N/A
  Shares issued in connection with acquisition*
    Institutional Shares                                                      N/A              N/A              N/A              N/A
    Service Shares                                                            N/A              N/A              N/A              N/A
  Reinvested dividends and distributions
    Institutional Shares                                                   39,606           81,534               17               38
    Service Shares                                                          3,121            5,240                1                1
    Service II Shares                                                         N/A              N/A              N/A              N/A
  Shares repurchased
    Institutional Shares                                                (176,224)        (379,485)          (1,568)          (3,856)
    Service Shares                                                       (24,191)         (28,451)          (1,262)            (518)
    Service II Shares                                                         N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                    38,309          139,767          (1,512)              124
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                     206,090        (194,034)            (787)          (2,529)
Net Assets:
  Beginning of period                                                   3,423,968        3,618,002           11,076           13,605
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                     $   3,630,058    $   3,423,968    $      10,289    $      11,076
------------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $   3,944,009    $   3,905,700    $      13,452    $      14,964
  Undistributed net investment income/(loss)*                               4,414            8,676               --                9
  Undistributed net realized gain/(loss) from investments*              (501,595)        (448,560)          (3,795)          (3,305)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                     183,230         (41,848)              632            (592)
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                    $   3,630,058    $   3,423,968    $      10,289    $      11,076
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                               5,829           14,796               82              233
  Shares issued in connection with acquisition*                               N/A              N/A              N/A              N/A
  Reinvested dividends and distributions                                    1,831            3,878                1                3
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                       7,660           18,674               83              236
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                      (8,521)         (17,880)            (117)            (271)
Net Increase/(Decrease) in Portfolio Shares                                 (861)              794             (34)             (35)
Shares Outstanding, Beginning of Period                                   152,563          151,769              742              777
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         151,702          152,563              708              742
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                               3,375        6,043,321               12           69,744
  Shares issued in connection with acquisition*                               N/A              N/A              N/A              N/A
  Reinvested dividends and distributions                                      139          241,570               --               77
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                       3,514        6,284,891               12           69,821
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                      (1,126)      (1,291,002)             (94)         (34,896)
Net Increase/(Decrease) in Portfolio Shares                                 2,388        4,993,889             (82)           34,925
Shares Outstanding, Beginning of Period                                    13,246        8,252,424               95           60,122
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          15,634       13,246,313               13           95,047
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(2)
  Shares sold                                                                 N/A              N/A              N/A              N/A
  Reinvested dividends and distributions                                      N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                         N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                          N/A              N/A              N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                                   N/A              N/A              N/A              N/A
Shares Outstanding, Beginning of Period                                       N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                             N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                           $     930,147    $   1,990,502    $       2,967    $      11,636
  Proceeds from sales of securities                                       678,435        1,737,512            4,745           10,901
  Purchases of long-term U.S. government obligations                      322,611          880,313               --              121
  Proceeds from sales of long-term U.S. government obligations            438,808        1,025,762               --              251

                                                                     Janus Aspen
                                                                    Risk-Managed      Janus Aspen              Janus Aspen
For the six months or period ended June 30, 2003 (unaudited)       Large Cap Core    Mid Cap Value           Small Cap Value
and for the fiscal year or period ended December 31, 2002             Portfolio        Portfolio                Portfolio
(all numbers in thousands)                                             2003(3)          2003(4)            2003           2002(5)
------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $           4    $          --    $           1    $          --
  Net realized gain/(loss) from investment transactions
    and foreign currency transactions                                       (105)            (263)                8               --
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                          689            2,147               79              (4)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations               588            1,884               88              (4)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    Institutional Shares                                                      N/A               --              N/A              N/A
    Service Shares                                                             --               --               --               --
    Service II Shares                                                         N/A              N/A              N/A              N/A
  Net realized gain from investment transactions*
    Institutional Shares                                                      N/A               --              N/A              N/A
    Service Shares                                                             --               --               --               --
    Service II Shares                                                         N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                  --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                      N/A              490              N/A              N/A
    Service Shares                                                          7,768            6,866               39              500
    Service II Shares                                                         N/A              N/A              N/A              N/A
  Shares issued in connection with acquisition*
    Institutional Shares                                                      N/A            3,234              N/A              N/A
    Service Shares                                                            N/A           10,746              N/A              N/A
  Reinvested dividends and distributions
    Institutional Shares                                                      N/A               --              N/A              N/A
    Service Shares                                                             --               --               --               --
    Service II Shares                                                         N/A              N/A              N/A              N/A
  Shares repurchased
    Institutional Shares                                                      N/A            (112)              N/A              N/A
    Service Shares                                                           (20)            (862)               --               --
    Service II Shares                                                         N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                     7,748           20,362               39              500
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                       8,336           22,246              127              496
Net Assets:
  Beginning of period                                                          --               --              496               --
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                     $       8,336    $      22,246    $         623    $         496
------------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $       7,748    $      20,558    $         539    $         500
  Undistributed net investment income/(loss)*                                   4               --                1               --
  Undistributed net realized gain/(loss) from investments*                  (105)            (263)                8               --
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                         689            1,951               75              (4)
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                    $       8,336    $      22,246    $         623    $         496
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                                 N/A               45              N/A              N/A
  Shares issued in connection with acquisition*                               N/A              322              N/A              N/A
  Reinvested dividends and distributions                                      N/A               --              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                         N/A              367              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                          N/A             (11)              N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                                   N/A              356              N/A              N/A
Shares Outstanding, Beginning of Period                                       N/A               --              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                             N/A              356              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                                 774              671                3           50,000
  Shares issued in connection with acquisition*                               N/A            1,070              N/A              N/A
  Reinvested dividends and distributions                                       --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                         774            1,741                3           50,000
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                          (2)             (79)               --               --
Net Increase/(Decrease) in Portfolio Shares                                   772            1,662                3           50,000
Shares Outstanding, Beginning of Period                                        --               --               50               --
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                             772            1,662               53           50,000
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(2)
  Shares sold                                                                 N/A              N/A              N/A              N/A
  Reinvested dividends and distributions                                      N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                         N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                          N/A              N/A              N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                                   N/A              N/A              N/A              N/A
Shares Outstanding, Beginning of Period                                       N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                             N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                           $      10,023    $      16,333    $         106    $         488
  Proceeds from sales of securities                                         2,282           10,345               71               --
  Purchases of long-term U.S. government obligations                           --               --               --               --
  Proceeds from sales of long-term U.S. government obligations                 --               --               --               --

See Notes to Financial Statements.

                                           Janus Aspen Series  June 30, 2003  95

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (continued)


                                                                              Janus Aspen                       Janus Aspen
For the six months ended June 30, 2003 (unaudited)                          Flexible Income                     Money Market
and for the fiscal year ended December 31, 2002                                Portfolio                         Portfolio
(all numbers in thousands)                                               2003             2002             2003             2002
------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $      14,756    $      23,719    $         174    $       1,525
  Net realized gain/(loss) from investment transactions
    and foreign currency transactions                                       3,493            (998)               --                1
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                       18,473           25,914               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations            36,722           48,635              174            1,526
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    Institutional Shares                                                 (15,155)         (23,184)            (174)          (1,525)
    Service Shares                                                          (403)            (329)               --               --
  Net realized gain from investment transactions*
    Institutional Shares                                                       --               --               --              (1)
    Service Shares                                                             --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                            (15,558)         (23,513)            (174)          (1,526)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                  143,168          336,396           16,407          225,785
    Service Shares                                                         10,484           13,446               --               --
  Reinvested dividends and distributions
    Institutional Shares                                                   15,155           23,184              154            1,526
    Service Shares                                                            403              329               --               --
  Shares repurchased
    Institutional Shares                                                 (97,867)        (180,496)         (62,593)        (254,140)
    Service Shares                                                        (1,349)          (2,412)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                    69,994          190,447         (46,032)         (26,829)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                      91,158          215,569         (46,032)         (26,829)
Net Assets:
  Beginning of period                                                     605,214          389,645           73,413          100,242
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                     $     696,372    $     605,214    $      27,381    $      73,413
------------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $     652,050    $     582,056    $      27,381    $      73,413
  Undistributed net investment income/(loss)*                                 735            1,537                3                3
  Undistributed net realized gain/(loss) from investments*                (1,202)          (4,695)              (3)              (3)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                      44,789           26,316               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                    $     696,372    $     605,214    $      27,381    $      73,413
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                              11,373           27,927           16,407          225,785
  Reinvested dividends and distributions                                    1,193            1,927              154            1,526
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                      12,566           29,854           16,561          227,311
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                      (7,752)         (15,020)         (62,593)        (254,140)
Net Increase/(Decrease) in Portfolio Shares                                 4,814           14,834         (46,032)         (26,829)
Shares Outstanding, Beginning of Period                                    48,076           33,242           73,402          100,231
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          52,890           48,076           27,370           73,402
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(1)
  Shares sold                                                                 800        1,081,763               --               --
  Reinvested dividends and distributions                                       30           25,969               --              150
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                         830        1,107,732               --              150
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                        (102)        (192,374)               --               --
Net Increase/(Decrease) in Portfolio Shares                                   728          915,358               --              150
Shares Outstanding, Beginning of Period                                     1,094          178,394               11           11,022
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                           1,822        1,093,752               11           11,172
------------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                           $     317,472    $     559,760               --               --
  Proceeds from sales of securities                                       222,129          458,153               --               --
  Purchases of long-term U.S. government obligations                      238,912          647,054               --               --
  Proceeds from sales of long-term U.S. government obligations            265,797          576,591               --               --

* See Note 3 in Notes to Financial Statements.
(1) Transactions in Portfolio Shares - Service Shares for the year 2002 are not in thousands.

See Notes to Financial Statements.

96  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES

For a share outstanding during the
six months ended June 30, 2003 (unaudited)                               Janus Aspen Capital Appreciation Portfolio
and through each fiscal year ended December 31              2003         2002         2001         2000         1999         1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    17.37   $    20.72   $    26.79   $    33.17   $    19.94   $    12.62
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .04          .12          .22          .43          .12          .01
  Net gain/(loss) on securities
    (both realized and unrealized)                             1.47       (3.36)       (6.01)       (6.43)        13.22         7.32
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.51       (3.24)       (5.79)       (6.00)        13.34         7.33
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     (.06)        (.11)        (.28)        (.37)        (.11)        (.01)
  Distributions (from capital gains)*                            --           --           --        (.01)           --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.06)        (.11)        (.28)        (.38)        (.11)        (.01)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    18.82   $    17.37   $    20.72   $    26.79   $    33.17   $    19.94
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                8.71%     (15.67)%     (21.67)%     (18.18)%       67.00%       58.11%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $  518,573   $  528,210   $  776,553   $1,010,497   $  626,611   $   74,187
Average Net Assets for the Period (in thousands)         $  497,910   $  640,500   $  855,499   $  954,279   $  257,422   $   25,964
Ratio of Gross Expenses to Average Net Assets***(1)           0.67%        0.67%        0.66%        0.67%        0.70%        0.92%
Ratio of Net Expenses to Average Net Assets***(1)             0.67%        0.67%        0.66%        0.67%        0.70%        0.91%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                             0.46%        0.56%        0.96%        1.60%        0.76%        0.27%
Portfolio Turnover Rate***                                      10%          62%          67%          41%          52%          91%

For a share outstanding during the
six months ended June 30, 2003 (unaudited)                                       Janus Aspen Growth Portfolio
and through each fiscal year ended December 31              2003         2002         2001         2000          1999        1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    14.61   $    19.89   $    26.48   $    33.65   $    23.54   $    18.48
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .01          .01          .02          .05          .07          .05
  Net gain/(loss) on securities
    (both realized and unrealized)                             1.70       (5.29)       (6.56)       (4.59)        10.24         6.36
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.71       (5.28)       (6.54)       (4.54)        10.31         6.41
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                        --           --        (.01)        (.06)        (.06)        (.05)
  Distributions (from capital gains)*                            --           --        (.04)       (2.57)        (.14)       (1.30)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              --           --        (.05)       (2.63)        (.20)       (1.35)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    16.32   $    14.61   $    19.89   $    26.48   $    33.65   $    23.54
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                               11.70%     (26.51)%     (24.73)%     (14.55)%       43.98%       35.66%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $1,519,323   $1,484,889   $2,490,954   $3,529,807   $2,942,649   $1,103,549
Average Net Assets for the Period (in thousands)         $1,463,847   $1,967,021   $2,911,331   $3,734,449   $1,775,373   $  789,454
Ratio of Gross Expenses to Average Net Assets***(1)           0.67%        0.67%        0.66%        0.67%        0.67%        0.68%
Ratio of Net Expenses to Average Net Assets***(1)             0.67%        0.67%        0.66%        0.67%        0.67%        0.68%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                             0.10%      (0.08)%        0.07%        0.19%        0.30%        0.26%
Portfolio Turnover Rate***                                      19%          36%          48%          47%          53%          73%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1)  See Note 5 in Notes to Financial Statements.

                                           Janus Aspen Series  June 30, 2003  97

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES (continued)

For a share outstanding during the
six months ended June 30, 2003 (unaudited)                                 Janus Aspen Growth and Income Portfolio
and through each fiscal year or period ended December 31    2003         2002         2001         2000         1999        1998(2)

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    11.56   $    14.87   $    17.41   $    20.77   $    11.96   $    10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .12          .12          .20          .19          .04          .02
  Net gain/(loss) on securities
    (both realized and unrealized)                              .85       (3.32)       (2.52)       (3.08)         8.81         1.96
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                .97       (3.20)       (2.32)       (2.89)         8.85         1.98
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     (.12)        (.11)        (.22)        (.16)        (.04)        (.02)
  Distributions (from capital gains)*                            --           --           --        (.31)           --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.12)        (.11)        (.22)        (.47)        (.04)        (.02)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    12.41   $    11.56   $    14.87   $    17.41   $    20.77   $    11.96
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                8.38%     (21.54)%     (13.37)%     (14.10)%       74.04%       19.80%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $   25,192   $   55,271   $   92,659   $  123,812   $   84,480   $    6,413
Average Net Assets for the Period (in thousands)         $   34,206   $   72,550   $  105,243   $  124,282   $   28,838   $    2,883
Ratio of Gross Expenses to Average Net Assets***(1)           0.78%        0.76%        0.70%        0.78%        1.06%        1.25%
Ratio of Net Expenses to Average Net Assets***(1)             0.78%        0.76%        0.70%        0.78%        1.05%        1.25%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                             1.14%        0.81%        1.19%        1.07%        0.56%        0.66%
Portfolio Turnover Rate***                                      39%          54%          52%          37%          59%          62%

For a share outstanding during the
six months ended June 30, 2003 (unaudited)                                 Janus Aspen Mid Cap Growth Portfolio(3)
and through each fiscal year ended December 31              2003         2002         2001         2000         1999         1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    15.84   $    21.98   $    36.30   $    59.70   $    27.64   $    20.55
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                (.01)        (.01)           --          .01           --           --
  Net gain/(loss) on securities
    (both realized and unrealized)                             2.58       (6.13)      (14.32)      (17.08)        33.46         7.09
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               2.57       (6.14)      (14.32)      (17.07)        33.46         7.09
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                        --           --           --           --           --           --
  Distributions (from capital gains)*                            --           --           --       (4.58)       (1.40)           --
  Tax return of capital*                                         --           --           --       (1.75)           --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              --           --           --       (6.33)       (1.40)           --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    18.41   $    15.84   $    21.98   $    36.30   $    59.70   $    27.64
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                               16.22%     (27.93)%     (39.45)%     (31.82)%      125.40%       34.26%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $1,467,768   $1,324,273   $2,104,733   $3,485,768   $3,319,619   $  772,943
Average Net Assets for the Period (in thousands)         $1,346,107   $1,609,280   $2,508,186   $4,409,584   $1,476,445   $  576,444
Ratio of Gross Expenses to Average Net Assets***(1)           0.68%        0.67%        0.67%        0.66%        0.70%        0.75%
Ratio of Net Expenses to Average Net Assets***(1)             0.68%        0.67%        0.66%        0.66%        0.69%        0.75%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                           (0.13)%      (0.07)%      (0.22)%      (0.42)%      (0.50)%      (0.36)%
Portfolio Turnover Rate***                                      34%          63%          99%          82%         105%         132%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1)  See Note 5 in Notes to Financial Statements.
(2)  Period May 1, 1998 (inception) to December 31, 1998.
(3)  Formerly named Janus Aspen Aggressive Growth Portfolio.

See Notes to Financial Statements.

98  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the
six months ended June 30, 2003 (unaudited)                   Janus Aspen Global Life Sciences Portfolio
and through each fiscal year or period ended December 31    2003         2002         2001        2000(2)

----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $     5.49   $     7.77   $     9.31   $    10.00
----------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   --          .02          .02          .05
  Net gain/(loss) on securities
    (both realized and unrealized)                             0.67       (2.30)       (1.55)        (.72)
----------------------------------------------------------------------------------------------------------
Total from Investment Operations                               0.67       (2.28)       (1.53)        (.67)
----------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                        --           --           --        (.02)
  Distributions (from capital gains)*                            --           --           --           --
  Tax return of capital*                                         --           --        (.01)           --
----------------------------------------------------------------------------------------------------------
Total Distributions                                              --           --        (.01)        (.02)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $     6.16   $     5.49   $     7.77   $     9.31
----------------------------------------------------------------------------------------------------------
Total Return**                                               12.20%     (29.34)%     (16.43)%      (6.70)%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $    3,671   $    3,359   $    5,972   $   10,984
Average Net Assets for the Period (in thousands)         $    3,394   $    4,432   $    6,482   $    5,372
Ratio of Gross Expenses to Average Net Assets***(1)           0.97%        0.87%        0.81%        1.03%
Ratio of Net Expenses to Average Net Assets***(1)             0.97%        0.87%        0.81%        1.02%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                           (0.08)%      (0.39)%      (0.16)%        0.60%
Portfolio Turnover Rate***                                     136%         113%         109%         137%

For a share outstanding during the
six months ended June 30, 2003 (unaudited)                     Janus Aspen Global Technology Portfolio
and through each fiscal year or period ended December 31    2003         2002         2001        2000(2)

----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $     2.31   $     3.90   $     6.49   $    10.00
----------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   --          .02          .19          .16
  Net gain/(loss) on securities
    (both realized and unrealized)                              .43       (1.61)       (2.57)       (3.56)
----------------------------------------------------------------------------------------------------------
Total from Investment Operations                                .43       (1.59)       (2.38)       (3.40)
----------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                        --           --        (.21)        (.11)
  Distributions (from capital gains)*                            --           --           --           --
----------------------------------------------------------------------------------------------------------
Total Distributions                                              --           --        (.21)        (.11)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $     2.74   $     2.31   $     3.90   $     6.49
----------------------------------------------------------------------------------------------------------
Total Return**                                               18.61%     (40.77)%     (37.07)%     (34.03)%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $    3,547   $    2,721   $    5,643   $   34,950
Average Net Assets for the Period (in thousands)         $    2,897   $    3,974   $    9,242   $   55,483
Ratio of Gross Expenses to Average Net Assets***(1)           0.88%        0.72%        0.68%        0.69%
Ratio of Net Expenses to Average Net Assets***(1)             0.88%        0.72%        0.67%        0.69%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                             0.01%      (0.05)%        0.64%        1.64%
Portfolio Turnover Rate***                                      43%          70%          91%          34%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1)  See Note 5 in Notes to Financial Statements.
(2)  Period January 18, 2000 (inception) to December 31, 2000.

See Notes to Financial Statements.

                                           Janus Aspen Series  June 30, 2003  99

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES (continued)

For a share outstanding during the
six months ended June 30, 2003 (unaudited)                                Janus Aspen International Growth Portfolio
and through each fiscal year ended December 31              2003         2002         2001         2000         1999         1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    17.30   $    23.47   $    30.90   $    38.67   $    21.27   $    18.48
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .20          .18          .26          .62          .06          .13
Net gain/(loss) on securities
 (both realized and unrealized)                                 .94       (6.17)       (7.43)       (6.51)        17.40         3.07
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.14       (5.99)       (7.17)       (5.89)        17.46         3.20
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     (.18)        (.18)        (.26)        (.63)        (.06)        (.14)
  Distributions (from capital gains)*                            --           --           --        (.91)           --        (.27)
  Tax return of capital*                                         --           --           --        (.34)           --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.18)        (.18)        (.26)       (1.88)        (.06)        (.41)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    18.26   $    17.30   $    23.47   $    30.90   $    38.67   $    21.27
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                6.51%     (25.58)%     (23.23)%     (15.94)%       82.27%       17.23%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $  562,581   $  598,972   $  869,983   $1,158,666   $  810,392   $  311,110
Average Net Assets for the Period (in thousands)         $  569,928   $  736,907   $  962,343   $1,214,163   $  425,876   $  234,421
Ratio of Gross Expenses to Average Net Assets***(1)           0.75%        0.74%        0.71%        0.71%        0.77%        0.86%
Ratio of Net Expenses to Average Net Assets***(1)             0.75%        0.74%        0.71%        0.71%        0.76%        0.86%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                             2.25%        0.90%        0.95%        1.88%        0.26%        0.73%
Portfolio Turnover Rate***                                     126%          74%          65%          67%          80%          93%

For a share outstanding during the
six months ended June 30, 2003 (unaudited)                                 Janus Aspen Worldwide Growth Portfolio
and through each fiscal year ended December 31              2003         2002         2001         2000         1999         1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    21.05   $    28.54   $    36.98   $    47.75   $    29.09   $    23.39
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .19          .23          .24          .11          .07          .16
  Net gain/(loss) on securities
    (both realized and unrealized)                             1.21       (7.50)       (8.53)       (7.03)        18.65         6.59
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.40       (7.27)       (8.29)       (6.92)        18.72         6.75
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     (.19)        (.22)        (.15)        (.19)        (.06)        (.18)
  Distributions (from capital gains)*                            --           --           --       (3.52)           --        (.87)
  Tax return of capital*                                         --           --           --        (.14)           --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.19)        (.22)        (.15)       (3.85)        (.06)       (1.05)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    22.26   $    21.05   $    28.54   $    36.98   $    47.75   $    29.09
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                6.63%     (25.50)%     (22.44)%     (15.67)%       64.45%       28.92%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $3,721,224   $3,722,823   $5,707,728   $7,704,163   $6,496,773   $2,890,375
Average Net Assets for the Period (in thousands)         $3,567,659   $4,703,406   $6,387,010   $8,255,166   $3,862,773   $2,217,695
Ratio of Gross Expenses to Average Net Assets***(1)           0.72%        0.70%        0.69%        0.69%        0.71%        0.72%
Ratio of Net Expenses to Average Net Assets***(1)             0.72%        0.70%        0.69%        0.69%        0.71%        0.72%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                             1.80%        0.88%        0.78%        0.52%        0.20%        0.64%
Portfolio Turnover Rate***                                     104%          73%          82%          66%          67%          77%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1)  See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

100  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the
six months ended June 30, 2003 (unaudited)                                     Janus Aspen Balanced Portfolio
and through each fiscal year ended December 31              2003         2002         2001         2000         1999         1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    20.59   $    22.57   $    24.31   $    27.91   $    22.50   $    17.47
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .24          .55          .65          .64          .59          .39
  Net gain/(loss) on securities
    (both realized and unrealized)                             1.06       (2.00)       (1.78)       (1.22)         5.38         5.51
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.30       (1.45)       (1.13)        (.58)         5.97         5.90
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     (.27)        (.53)        (.61)        (.69)        (.56)        (.38)
  Distributions (from capital gains)*                            --           --           --       (2.31)           --        (.49)
  Tax return of capital*                                         --           --           --        (.02)           --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.27)        (.53)        (.61)       (3.02)        (.56)        (.87)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    21.62   $    20.59   $    22.57   $    24.31   $    27.91   $    22.50
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                6.29%      (6.44)%      (4.66)%      (2.27)%       26.76%       34.28%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $3,279,493   $3,141,601   $3,425,664   $3,352,381   $2,453,079   $  882,495
Average Net Assets for the Period (in thousands)         $3,130,716   $3,327,140   $3,361,832   $3,020,072   $1,583,635   $  555,002
Ratio of Gross Expenses to Average Net Assets***(1)           0.66%        0.67%        0.66%        0.66%        0.69%        0.74%
Ratio of Net Expenses to Average Net Assets***(1)             0.66%        0.67%        0.66%        0.66%        0.69%        0.74%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                             2.28%        2.53%        2.89%        3.15%        2.86%        2.41%
Portfolio Turnover Rate***                                      72%          94%         114%          72%          92%          70%

For a share outstanding during the
six months ended June 30, 2003 (unaudited)                                    Janus Aspen Core Equity Portfolio
and through each fiscal year ended December 31              2003         2002         2001         2000         1999         1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    13.24   $    16.26   $    19.20   $    27.32   $    19.41   $    13.46
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .01          .05          .11          .07          .07          .02
  Net gain/(loss) on securities
    (both realized and unrealized)                             1.06       (3.02)       (2.34)       (1.95)         7.99         6.16
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.07       (2.97)       (2.23)       (1.88)         8.06         6.18
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     (.03)        (.05)        (.12)        (.07)        (.06)        (.02)
  Distributions (from capital gains)*                            --           --        (.59)       (6.17)        (.09)        (.21)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.03)        (.05)        (.71)       (6.24)        (.15)        (.23)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    14.28   $    13.24   $    16.26   $    19.20   $    27.32   $    19.41
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                8.04%     (18.27)%     (11.75)%      (8.07)%       41.58%       46.24%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $   10,105   $    9,825   $   12,634   $   15,712   $   18,975   $    9,017
Average Net Assets for the Period (in thousands)         $    9,511   $   11,550   $   13,983   $   17,328   $   14,663   $    5,629
Ratio of Gross Expenses to Average Net Assets***(1)           1.25%        1.25%        1.13%        1.25%        1.25%        1.25%
Ratio of Net Expenses to Average Net Assets***(1)             1.25%        1.25%        1.12%        1.25%        1.25%        1.25%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                             0.20%        0.32%        0.63%        0.36%        0.31%        0.17%
Portfolio Turnover Rate***                                      65%          97%         114%          95%         114%          79%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1)  See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                          Janus Aspen Series  June 30, 2003  101

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES (continued)

For a share outstanding during the           Janus Aspen Mid Cap Value Portfolio
period ended June 30, 2003 (unaudited)                     2003(1)

--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    10.00
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   --
  Net gain/(loss) on securities
    (both realized and unrealized)                             1.02
--------------------------------------------------------------------------------
Total from Investment Operations                               1.02
--------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                        --
  Distributions (from capital gains)*                            --
--------------------------------------------------------------------------------
Total Distributions                                              --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    11.02
--------------------------------------------------------------------------------
Total Return**                                               10.20%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $    3,925
Average Net Assets for the Period (in thousands)         $    3,585
Ratio of Gross Expenses to Average Net Assets***(2)           1.25%
Ratio of Net Expenses to Average Net Assets***(2)             1.25%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                             0.04%
Portfolio Turnover Rate***                                     215%

For a share outstanding during the
six months ended June 30, 2003 (unaudited)                                  Janus Aspen Flexible Income Portfolio
and through each fiscal year ended December 31              2003         2002         2001         2000         1999         1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    12.30   $    11.66   $    11.46   $    11.41   $    12.05   $    11.78
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .28          .55          .61          .72          .76          .64
  Net gain/(loss) on securities
    (both realized and unrealized)                              .42          .65          .26        (.02)        (.58)          .41
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                .70         1.20          .87          .70          .18         1.05
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     (.29)        (.56)        (.67)        (.65)        (.75)        (.67)
  Distributions (from capital gains)*                            --           --           --           --        (.07)        (.11)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.29)        (.56)        (.67)        (.65)        (.82)        (.78)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    12.71   $    12.30   $    11.66   $    11.46   $    11.41   $    12.05
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                5.73%       10.48%        7.74%        6.25%        1.60%        9.11%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $  672,114   $  591,189   $  387,509   $  242,401   $  186,681   $  129,582
Average Net Assets for the Period (in thousands)         $  635,789   $  466,274   $  317,156   $  206,242   $  161,459   $   86,627
Ratio of Gross Expenses to Average Net Assets***(2)           0.63%        0.66%        0.67%        0.76%        0.72%        0.73%
Ratio of Net Expenses to Average Net Assets***(2)             0.63%        0.66%        0.67%        0.76%        0.72%        0.73%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                             4.56%        5.02%        5.87%        7.02%        6.99%        6.36%
Portfolio Turnover Rate***                                     156%         229%         308%         202%         116%         145%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1)  Fiscal period from May 1, 2003 (inception date).
(2)  See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

102  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the
six months ended June 30, 2003 (unaudited)                                   Janus Aspen Money Market Portfolio
and through each fiscal year ended December 31              2003         2002         2001         2000         1999         1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $     1.00   $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                --(2)          .02          .04          .06          .05          .05
  Net gain/(loss) on securities
    (both realized and unrealized)                               --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 --          .02          .04          .06          .05          .05
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     --(2)        (.02)        (.04)        (.06)        (.05)        (.05)
  Distributions (from capital gains)*                            --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              --        (.02)        (.04)        (.06)        (.05)        (.05)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $     1.00   $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                0.48%        1.63%        4.22%        6.29%        4.98%        5.36%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $   27,370   $   73,402   $  100,231   $   70,808   $   69,266   $   38,690
Average Net Assets for the Period (in thousands)         $   35,872   $   93,310   $   96,524   $   64,491   $   54,888   $   31,665
Ratio of Gross Expenses to Average Net Assets***(1)           0.50%        0.39%        0.34%        0.36%        0.43%        0.34%
Ratio of Net Expenses to Average Net Assets***(1)             0.50%        0.39%        0.34%        0.36%        0.43%        0.34%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                             0.98%        1.63%        4.07%        6.13%        4.94%        5.21%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year.
 *** Annualized for periods of less than one full year.
(1)  See Note 5 in Notes to Financial Statements.
(2) Net investment income/(loss) and Dividends (from net investment income) aggregated less than $.01 on a per share basis for the period ended June 30, 2003.

See Notes to Financial Statements.

                                          Janus Aspen Series  June 30, 2003  103

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - SERVICE SHARES

For a share outstanding during the                                          Janus Aspen
six months ended June 30, 2003 (unaudited)                        Capital Appreciation Portfolio
and through each fiscal year ended December 31              2003         2002         2001         2000

----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    17.24   $    20.57   $    26.54   $    32.77
----------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .02          .06          .14          .27
  Net gain/(loss) on securities
    (both realized and unrealized)                             1.47       (3.33)       (5.92)       (6.27)
----------------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.49       (3.27)       (5.78)       (6.00)
----------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     (.03)        (.06)        (.19)        (.22)
  Distributions (from capital gains)*                            --           --           --        (.01)
----------------------------------------------------------------------------------------------------------
Total Distributions                                           (.03)        (.06)        (.19)        (.23)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    18.70   $    17.24   $    20.57   $    26.54
----------------------------------------------------------------------------------------------------------
Total Return**                                                8.62%     (15.93)%     (21.83)%     (18.37)%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $  390,631   $  367,266   $  498,094   $  527,960
Average Net Assets for the Period (in thousands)         $  371,571   $  432,801   $  514,004   $  311,628
Ratio of Gross Expenses to Average Net Assets***(1)           0.92%        0.92%        0.91%        0.92%
Ratio of Net Expenses to Average Net Assets***(1)             0.92%        0.92%        0.91%        0.92%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                             0.21%        0.30%        0.69%        1.52%
Portfolio Turnover Rate***                                      10%          62%          67%          41%

For a share outstanding during the                                         Janus Aspen
six months ended June 30, 2003 (unaudited)                               Growth Portfolio
and through each fiscal year ended December 31              2003         2002         2001         2000

----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    14.48   $    19.76   $    26.36   $    33.52
----------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                (.02)        (.04)        (.02)        (.01)
  Net gain/(loss) on securities
    (both realized and unrealized)                             1.70       (5.24)       (6.54)       (4.58)
----------------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.68       (5.28)       (6.56)       (4.59)
----------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                        --           --           --           --
  Distributions (from capital gains)*                            --           --        (.04)       (2.57)
----------------------------------------------------------------------------------------------------------
Total Distributions                                              --           --        (.04)       (2.57)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    16.16   $    14.48   $    19.76   $    26.36
----------------------------------------------------------------------------------------------------------
Total Return**                                               11.60%     (26.72)%     (24.90)%     (14.75)%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $  186,378   $  177,327   $  237,012   $  104,656
Average Net Assets for the Period (in thousands)         $  177,507   $  219,594   $  160,200   $   29,782
Ratio of Gross Expenses to Average Net Assets***(1)           0.92%        0.92%        0.91%        0.92%
Ratio of Net Expenses to Average Net Assets***(1)             0.92%        0.92%        0.91%        0.92%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                           (0.15)%      (0.33)%      (0.20)%      (0.07)%
Portfolio Turnover Rate***                                      19%          36%          48%          47%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1)  See Note 5 in Notes to Financial Statements.

104  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the                                          Janus Aspen
six months ended June 30, 2003 (unaudited)                          Growth and Income Portfolio
and through each fiscal year ended December 31              2003         2002         2001         2000

----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    11.56   $    14.87   $    17.35   $    20.63
----------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .04          .08          .12          .07
  Net gain/(loss) on securities
    (both realized and unrealized)                              .92       (3.31)       (2.47)       (2.99)
----------------------------------------------------------------------------------------------------------
Total from Investment Operations                                .96       (3.23)       (2.35)       (2.92)
----------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     (.05)        (.08)        (.13)        (.05)
  Distributions (from capital gains)*                            --           --           --        (.31)
  Tax return of capital*                                         --           --           --           --
----------------------------------------------------------------------------------------------------------
Total Distributions                                           (.05)        (.08)        (.13)        (.36)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    12.47   $    11.56   $    14.87   $    17.35
----------------------------------------------------------------------------------------------------------
Total Return**                                                8.30%     (21.77)%     (13.58)%     (14.31)%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $   61,072   $   62,087   $   85,154   $   54,212
Average Net Assets for the Period (in thousands)         $   59,642   $   78,089   $   73,705   $   12,868
Ratio of Gross Expenses to Average Net Assets***(1)           1.04%        1.01%        0.95%        1.11%
Ratio of Net Expenses to Average Net Assets***(1)             1.04%        1.01%        0.95%        1.10%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                             0.68%        0.57%        0.91%        1.20%
Portfolio Turnover Rate***                                      39%          54%          52%          37%

For a share outstanding during the                                          Janus Aspen
six months ended June 30, 2003 (unaudited)                          Mid Cap Growth Portfolio(2)
and through each fiscal year ended December 31              2003         2002         2001        2000

----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    15.62   $    21.73   $    35.97   $    59.16
----------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                (.03)        (.04)        (.09)          .12
  Net gain/(loss) on securities
    (both realized and unrealized)                             2.55       (6.07)      (14.15)      (16.98)
----------------------------------------------------------------------------------------------------------
Total from Investment Operations                               2.52       (6.11)      (14.24)      (16.86)
----------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                        --           --           --           --
  Distributions (from capital gains)*                            --           --           --       (4.58)
  Tax return of capital*                                         --           --           --       (1.75)
----------------------------------------------------------------------------------------------------------
Total Distributions                                              --           --           --       (6.33)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    18.14   $    15.62   $    21.73   $    35.97
----------------------------------------------------------------------------------------------------------
Total Return**                                               16.07%     (28.12)%     (39.59)%     (31.78)%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $  164,958   $  137,089   $  169,656   $  126,135
Average Net Assets for the Period (in thousands)         $  146,322   $  149,682   $  146,884   $   43,775
Ratio of Gross Expenses to Average Net Assets***(1)           0.93%        0.92%        0.92%        0.92%
Ratio of Net Expenses to Average Net Assets***(1)             0.93%        0.92%        0.92%        0.92%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                           (0.37)%      (0.32)%      (0.48)%      (0.65)%
Portfolio Turnover Rate***                                      34%          63%          99%          82%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1)  See Note 5 in Notes to Financial Statements.
(2)  Formerly named Janus Aspen Aggressive Growth Portfolio.

                                          Janus Aspen Series  June 30, 2003  105

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - SERVICE SHARES (continued)

                                                        Janus Aspen
For a share outstanding during the       Risk-Managed Large Cap Growth Portfolio
period ended June 30, 2003 (unaudited)                     2003(1)

--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    10.00
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                (.03)
  Net gain/(loss) on securities
    (both realized and unrealized)                              .94
--------------------------------------------------------------------------------
Total from Investment Operations                                .91
--------------------------------------------------------------------------------
Less Distributions:                                              --
  Dividends (from net investment income)*                        --
--------------------------------------------------------------------------------
Total Distributions                                              --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    10.91
--------------------------------------------------------------------------------
Total Return**                                                9.10%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $    8,181
Average Net Assets for the Period (in thousands)              7,484
Ratio of Gross Expenses to Average Net Assets***(2)           1.50%
Ratio of Net Expenses to Average Net Assets***(2)             1.50%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                           (0.63)%
Portfolio Turnover Rate***                                      61%

For a share outstanding during the                                          Janus Aspen
six months ended June 30, 2003 (unaudited)                        Global Life Sciences Portfolio
and through each fiscal year or period ended December 31    2003         2002         2001        2000(3)

----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $     5.46   $     7.75   $     9.31   $    10.00
----------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                (.01)           --           --           --
  Net gain/(loss) on securities
    (both realized and unrealized)                              .68       (2.29)       (1.56)        (.69)
----------------------------------------------------------------------------------------------------------
Total from Investment Operations                                .67       (2.29)       (1.56)        (.69)
----------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                        --           --           --           --
----------------------------------------------------------------------------------------------------------
Total Distributions                                              --           --           --           --
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $     6.13   $     5.46   $     7.75   $     9.31
----------------------------------------------------------------------------------------------------------
Total Return**                                               12.27%     (29.55)%     (16.76)%      (6.90)%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $   28,335   $   26,514   $   44,161   $   48,005
Average Net Assets for the Period (in thousands)         $   27,043   $   34,475   $   38,230   $   16,247
Ratio of Gross Expenses to Average Net Assets***(2)           1.22%        1.12%        1.07%        1.20%
Ratio of Net Expenses to Average Net Assets***(2)             1.22%        1.12%        1.06%        1.20%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                           (0.32)%      (0.63)%      (0.43)%      (0.03)%
Portfolio Turnover Rate***                                     136%         113%         109%         137%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1)  Period January 2, 2003 (inception) to June 30, 2003.
(2)  See Note 5 in Notes to Financial Statements.
(3)  Period January 18, 2000 (inception) to December 31, 2000.

106  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the                                          Janus Aspen
six months ended June 30, 2003 (unaudited)                          Global Technology Portfolio
and through each fiscal year or period ended December 31    2003         2002         2001        2000(1)

----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $     2.41   $     4.08   $     6.55   $    10.00
----------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   --           --          .02          .05
  Net gain/(loss) on securities
    (both realized and unrealized)                              .44       (1.67)       (2.46)       (3.46)
----------------------------------------------------------------------------------------------------------
Total from Investment Operations                                .44       (1.67)       (2.44)       (3.41)
----------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                        --           --        (.03)        (.04)
  Distributions (from capital gains)*                            --           --           --           --
----------------------------------------------------------------------------------------------------------
Total Distributions                                              --           --        (.03)        (.04)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $     2.85   $     2.41   $     4.08   $     6.55
----------------------------------------------------------------------------------------------------------
Total Return**                                               18.26%     (40.93)%     (37.31)%     (34.11)%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $  142,449   $  127,656   $  287,103   $  374,544
Average Net Assets for the Period (in thousands)         $  127,960   $  191,037   $  307,222   $  268,923
Ratio of Gross Expenses to Average Net Assets***(2)           1.12%        0.97%        0.95%        0.94%
Ratio of Net Expenses to Average Net Assets***(2)             1.12%        0.97%        0.94%        0.94%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                           (0.21)%      (0.29)%        0.42%        1.14%
Portfolio Turnover Rate***                                      43%          70%          91%          34%

For a share outstanding during the                                          Janus Aspen
six months ended June 30, 2003 (unaudited)                         International Growth Portfolio
and through each fiscal year ended December 31              2003         2002         2001         2000

----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    17.18   $    23.30   $    30.64   $    38.29
----------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .17          .13          .18          .46
  Net gain/(loss) on securities
    (both realized and unrealized)                              .93       (6.12)       (7.35)       (6.39)
----------------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.10       (5.99)       (7.17)       (5.93)
----------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     (.15)        (.13)        (.17)        (.47)
  Distributions (from capital gains)*                            --           --           --        (.91)
  Tax return of capital*                                         --           --           --        (.34)
----------------------------------------------------------------------------------------------------------
Total Distributions                                           (.15)        (.13)        (.17)       (1.72)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    18.13   $    17.18   $    23.30   $    30.64
----------------------------------------------------------------------------------------------------------
Total Return**                                                6.33%     (25.76)%     (23.43)%     (16.14)%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $  380,027   $  380,620   $  541,803   $  497,212
Average Net Assets for the Period (in thousands)         $  362,446   $  477,995   $  522,001   $  269,680
Ratio of Gross Expenses to Average Net Assets***(2)           1.00%        0.99%        0.96%        0.96%
Ratio of Net Expenses to Average Net Assets***(2)             1.00%        0.99%        0.96%        0.96%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                             2.03%        0.67%        0.68%        1.85%
Portfolio Turnover Rate***                                     126%          74%          65%          67%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1)  Period January 18, 2000 (inception) to December 31, 2000.
(2)  See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                          Janus Aspen Series  June 30, 2003  107

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - SERVICE SHARES (continued)

For a share outstanding during the                                   Janus Aspen
six months ended June 30, 2003 (unaudited)                 International Value Portfolio(2)
and through each fiscal year or period ended December 31    2003        2002         2001(3)

---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $     9.00   $    10.49   $    10.00
---------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .08           --          .01
  Net gain/(loss) on securities
    (both realized and unrealized)                              .34       (1.41)          .49
---------------------------------------------------------------------------------------------
Total from Investment Operations                                .42       (1.41)          .50
---------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     (.06)           --        (.01)
  Distributions (from capital gains)*                            --        (.08)           --
  Tax return of capital*                                         --           --           --
---------------------------------------------------------------------------------------------
Total Distributions                                           (.06)        (.08)        (.01)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $     9.36   $     9.00   $    10.49
---------------------------------------------------------------------------------------------
Total Return**                                                4.48%     (13.37)%        4.97%
---------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $    6,273   $    5,969   $    2,108
Average Net Assets for the Period (in thousands)         $    5,964   $    3,989   $    1,947
Ratio of Gross Expenses to Average Net Assets***(1)           1.50%        1.50%        1.50%
Ratio of Net Expenses to Average Net Assets***(1)             1.50%        1.50%        1.50%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                             1.76%      (0.09)%        0.10%
Portfolio Turnover Rate***                                      29%         106%          22%

For a share outstanding during the                                          Janus Aspen
six months ended June 30, 2003 (unaudited)                         Worldwide Growth Portfolio
and through each fiscal year ended December 31              2003         2002         2001         2000

----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    20.95   $    28.38   $    36.77   $    47.49
----------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .16          .14          .17        (.07)
  Net gain/(loss) on securities
    (both realized and unrealized)                             1.21       (7.43)       (8.48)       (6.97)
----------------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.37       (7.29)       (8.31)       (7.04)
----------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     (.14)        (.14)        (.08)        (.02)
  Distributions (from capital gains)*                            --           --           --       (3.52)
  Tax return of capital*                                         --           --           --        (.14)
----------------------------------------------------------------------------------------------------------
Total Distributions                                           (.14)        (.14)        (.08)       (3.68)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    22.18   $    20.95   $    28.38   $    36.77
----------------------------------------------------------------------------------------------------------
Total Return**                                                6.48%     (25.71)%     (22.62)%     (15.99)%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $  209,637   $  192,629   $  171,392   $   71,757
Average Net Assets for the Period (in thousands)         $  193,534   $  188,639   $  119,429   $   22,158
Ratio of Gross Expenses to Average Net Assets***(1)           0.97%        0.95%        0.94%        0.95%
Ratio of Net Expenses to Average Net Assets***(1)             0.97%        0.95%        0.94%        0.94%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                             1.56%        0.64%        0.47%        0.29%
Portfolio Turnover Rate***                                     104%          73%          82%          66%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1)  See Note 5 in Notes to Financial Statements.
(2)  Formerly named Janus Aspen Global Value Portfolio.
(3)  Period May 1, 2001 (inception) to December 31, 2001.

108  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the                                          Janus Aspen
six months ended June 30, 2003 (unaudited)                              Balanced Portfolio
and through each fiscal year ended December 31              2003         2002         2001         2000

----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    21.32   $    23.31   $    24.92   $    27.82
----------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .20          .45          .47          .17
  Net gain/(loss) on securities
    (both realized and unrealized)                             1.10       (2.00)       (1.68)        (.52)
----------------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.30       (1.55)       (1.21)        (.35)
----------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     (.20)        (.44)        (.40)        (.22)
  Distributions (from capital gains)*                            --           --           --       (2.31)
  Tax return of capital*                                         --           --           --        (.02)
----------------------------------------------------------------------------------------------------------
Total Distributions                                           (.20)        (.44)        (.40)       (2.55)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    22.42   $    21.32   $    23.31   $    24.92
----------------------------------------------------------------------------------------------------------
Total Return**                                                6.11%      (6.67)%      (4.90)%      (1.37)%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $  350,565   $  282,367   $  192,338   $   48,634
Average Net Assets for the Period (in thousands)         $  307,194   $  237,813   $  108,835   $   13,810
Ratio of Gross Expenses to Average Net Assets***(1)           0.91%        0.92%        0.91%        0.92%
Ratio of Net Expenses to Average Net Assets***(1)             0.91%        0.92%        0.91%        0.91%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                             2.03%        2.28%        2.58%        2.93%
Portfolio Turnover Rate***                                      72%          94%         114%          72%

For a share outstanding during the                                          Janus Aspen
six months ended June 30, 2003 (unaudited)                             Core Equity Portfolio
and through each fiscal year ended December 31              2003         2002         2001         2000

----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    13.16   $    16.15   $    19.05   $    27.15
----------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .01          .01          .05          .01
  Net gain/(loss) on securities
    (both realized and unrealized)                             1.30       (2.99)       (2.31)       (1.93)
----------------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.31       (2.98)       (2.26)       (1.92)
----------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     (.04)        (.01)        (.05)        (.01)
  Distributions (from capital gains)*                            --           --        (.59)       (6.17)
----------------------------------------------------------------------------------------------------------
Total Distributions                                           (.04)        (.01)        (.64)       (6.18)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    14.43   $    13.16   $    16.15   $    19.05
----------------------------------------------------------------------------------------------------------
Total Return**                                                9.92%     (18.45)%     (12.04)%      (8.24)%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $      184   $    1,251   $      971   $      306
Average Net Assets for the Period (in thousands)         $      197   $    1,012   $      612   $       93
Ratio of Gross Expenses to Average Net Assets***(1)           1.46%        1.50%        1.30%        1.52%
Ratio of Net Expenses to Average Net Assets***(1)              1.46%        1.50%        1.30%        1.52%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                           (0.43)%        0.09%        0.44%        0.38%
Portfolio Turnover Rate***                                      65%          97%         114%          95%

* See Note 3 in Notes to Financial Statements.
** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1)  See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                          Janus Aspen Series  June 30, 2003  109

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - SERVICE SHARES (continued)

                                                        Janus Aspen
For a share outstanding during the         Risk-Managed Large Cap Core Portfolio
period ended June 30, 2003 (unaudited)                     2003(1)

--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    10.00
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .01
  Net gain/(loss) on securities
    (both realized and unrealized)                              .78
--------------------------------------------------------------------------------
Total from Investment Operations                                .79
--------------------------------------------------------------------------------
Less Distributions:                                              --
  Dividends (from net investment income)*                        --
  Distributions (from capital gains)*                            --
--------------------------------------------------------------------------------
Total Distributions                                              --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    10.79
--------------------------------------------------------------------------------
Total Return**                                                7.90%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $    8,336
Average Net Assets for the Period (in thousands)         $    7,485
Ratio of Gross Expenses to Average Net Assets***(2)           1.50%
Ratio of Net Expenses to Average Net Assets***(2)             1.50%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                             0.12%
Portfolio Turnover Rate***                                      61%

                                                        Janus Aspen         Janus Aspen
For a share outstanding during the                     Mid Cap Value      Small Cap Value
six months ended June 30, 2003 (unaudited)               Portfolio           Portfolio
and through each fiscal period ended December 31            2003         2003        2002(3)

---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    10.00   $     9.92   $    10.00
---------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                (.01)          .01           --
  Net gain/(loss) on securities
    (both realized and unrealized)                             1.03         1.74        (.08)
---------------------------------------------------------------------------------------------
Total from Investment Operations                               1.02         1.75        (.08)
---------------------------------------------------------------------------------------------
Less Distributions:                                              --           --           --
  Dividends (from net investment income)*                        --           --           --
  Distributions (from capital gains)*                            --           --           --
---------------------------------------------------------------------------------------------
Total Distributions                                              --           --           --
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    11.02   $    11.67   $     9.92
---------------------------------------------------------------------------------------------
Total Return**                                               10.20%       16.70%      (0.80)%
---------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $   18,321   $      623   $      496
Average Net Assets for the Period (in thousands)         $    6,286   $      518   $       --
Ratio of Gross Expenses to Average Net Assets***(2)           1.50%        1.60%          N/A
Ratio of Net Expenses to Average Net Assets***(2)             1.50%        1.60%          N/A
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                           (0.03)%        0.17%          N/A
Portfolio Turnover Rate***                                     215%          28%           0%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1)  Period January 2, 2003 (inception) to June 30, 2003.
(2)  See Note 5 in Notes to Financial Statements.
(3)  Portfolio commenced operations on December 31, 2002 (inception date).

See Notes to Financial Statements.

110  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the                                         Janus Aspen
six months ended June 30, 2003 (unaudited)                           Flexible Income Portfolio
and through each fiscal year ended December 31              2003         2002         2001         2000

----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    12.82   $    11.98   $    11.62   $    11.41
----------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .23          .34          .47          .53
  Net gain/(loss) on securities
    (both realized and unrealized)                              .49          .87          .39          .14
----------------------------------------------------------------------------------------------------------
Total from Investment Operations                                .72         1.21          .86          .67
----------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     (.23)        (.37)        (.50)        (.46)
  Distributions (from capital gains)*                            --           --           --           --
----------------------------------------------------------------------------------------------------------
Total Distributions                                           (.23)        (.37)        (.50)        (.46)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    13.31   $    12.82   $    11.98   $    11.62
----------------------------------------------------------------------------------------------------------
Total Return**                                                5.66%       10.16%        7.49%        6.00%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $   24,258   $   14,025   $    2,136   $      568
Average Net Assets for the Period (in thousands)         $   19,423   $    7,218   $    1,452   $      187
Ratio of Gross Expenses to Average Net Assets***(1)           0.88%        0.91%        0.91%        0.99%
Ratio of Net Expenses to Average Net Assets***(1)             0.88%        0.91%        0.90%        0.99%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                             4.31%        4.61%        5.56%        6.54%
Portfolio Turnover Rate***                                     156%         229%         308%         202%

For a share outstanding during the                                          Janus Aspen
six months ended June 30, 2003 (unaudited)                            Money Market Portfolio
and through each fiscal year ended December 31              2003         2002         2001         2000

----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $     1.00   $     1.00   $     1.00   $     1.00
----------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                --(2)          .01          .04          .06
  Net gain/(loss) on securities                                  --           --           --           --
----------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 --          .01          .04          .06
----------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     --(2)        (.01)        (.04)        (.06)
  Distributions (from capital gains)*                            --           --           --           --
----------------------------------------------------------------------------------------------------------
Total Distributions                                              --        (.01)        (.04)        (.06)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $     1.00   $     1.00   $     1.00   $     1.00
----------------------------------------------------------------------------------------------------------
Total Return**                                                0.35%        1.36%        3.97%        6.03%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $       11   $       11   $       11   $       10
Average Net Assets for the Period (in thousands)         $       11   $       11   $       11   $       10
Ratio of Gross Expenses to Average Net Assets***(1)           0.77%        0.66%        0.59%        0.61%
Ratio of Net Expenses to Average Net Assets***(1)             0.77%        0.66%        0.59%        0.61%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                             0.71%        1.35%        3.91%        5.84%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year.
 *** Annualized for periods of less than one full year.
(1)  See Note 5 in Notes to Financial Statements.
(2) Net investment income/(loss) and Dividends (from net investment income) aggregated less than $.01 on a per share basis for the period ended June 30, 2003.

See Notes to Financial Statements.

                                          Janus Aspen Series  June 30, 2003  111

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - SERVICE II SHARES

For a share outstanding during the                             Janus Aspen
six months ended June 30, 2003 (unaudited)             Global Technology Portfolio
and through each fiscal year ended December 31              2003         2002

----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $     2.44   $     4.13
----------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   --          .01
  Net gain/(loss) on securities
    (both realized and unrealized)                              .46       (1.70)
----------------------------------------------------------------------------------
Total from Investment Operations                                .46       (1.69)
----------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                        --           --
  Distributions (from capital gains)*                            --           --
----------------------------------------------------------------------------------
Total Distributions                                              --           --
----------------------------------------------------------------------------------
Net Asset Value, End of Period                           $     2.90   $     2.44
----------------------------------------------------------------------------------
Total Return**                                               18.85%     (40.92)%
----------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $   20,658   $   13,911
Average Net Assets for the Period (in thousands)         $   16,881   $    6,085
Ratio of Gross Expenses to Average Net Assets***(1)           1.12%        1.04%
Ratio of Net Expenses to Average Net Assets***(1)             1.12%        1.04%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                           (0.18)%      (0.42)%
Portfolio Turnover Rate***                                      43%          70%

For a share outstanding during the                      Janus Aspen International   Janus Aspen Worldwide
six months ended June 30, 2003 (unaudited)                  Growth Portfolio          Growth Portfolio
and through each fiscal year ended December 31              2003        2002          2003         2002

----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    17.27   $    23.24   $    21.02   $    28.49
----------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .17          .04          .16          .15
  Net gain/(loss) on securities
    (both realized and unrealized)                              .94       (5.97)         1.21       (7.47)
----------------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.11       (5.93)         1.37       (7.32)
----------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     (.15)        (.04)        (.14)        (.15)
  Distributions (from capital gains)*                            --           --           --           --
----------------------------------------------------------------------------------------------------------
Total Distributions                                           (.15)        (.04)        (.14)        (.15)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $    18.23   $    17.27   $    22.25   $    21.02
----------------------------------------------------------------------------------------------------------
Total Return**                                                6.34%     (25.51)%        6.51%     (25.71)%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $   47,939   $   35,742   $        8   $        7
Average Net Assets for the Period (in thousands)         $   40,322   $   15,892   $        7   $        9
Ratio of Gross Expenses to Average Net Assets***(1)           1.00%        1.01%        0.97%        0.95%
Ratio of Net Expenses to Average Net Assets***(1)             1.00%        1.01%        0.97%        0.95%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                             2.17%        0.47%        1.56%        0.64%
Portfolio Turnover Rate***                                     126%          74%         104%          73%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.
(1)  See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

112  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULES OF INVESTMENTS (unaudited)

ADR                 American Depository Receipt
New York Shares     Securities of foreign companies trading on the New York
                    Stock Exchange
RNC                 Represents non-convertible savings shares
144A                Securities sold under Rule 144A of the Securities Act of
                    1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.
Section 4(2)        Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

*         Non-income-producing security.

** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

(omega)   Rate is subject to change. Rate shown reflects current rate.

(delta) Security is a defaulted security in Janus Aspen Global Technology Portfolio and Janus Aspen Flexible Income Portfolio with accrued interest in the amounts of $40,000 and $39,840, respectively, that was written-off December 10, 2001.

(beta)    Security is illiquid.

(pi)      Security is a U.S. Treasury Inflation-Protected Security (TIPS).

#         Loaned Security, a portion or all of the security is on loan at June
          30, 2003.

+ The security is purchased with the cash collateral received from securities on loan (Note 1).

SS.       SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

                                                                                             Value as
                                               Acquisition    Acquisition        Fair          % of
                                                   Date           Cost           Value      Net Assets
------------------------------------------------------------------------------------------------------
Janus Aspen Growth and Income Portfolio
El Paso Corp., 7.875%, notes, due 6/15/12         4/16/03       $ 56,703       $ 60,206         0.1%
------------------------------------------------------------------------------------------------------
Janus Aspen Global Technology Portfolio
Candescent Technologies Corp., 8.00%
  convertible senior subordinated debentures
  due 5/1/03                                      3/6/00        $862,378       $ 85,000         0.1%
Mercury Interactive Corp., 4.75%
  convertible notes, due 7/1/07                   6/27/00       $900,000       $887,625         0.5%
------------------------------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio
TI Automotive, Ltd.                               7/2/01        $      0       $      0         0.0%
------------------------------------------------------------------------------------------------------
Janus Aspen Flexible Income Portfolio
Candescent Technologies Corp., 8.00%
  convertible senior subordinated debentures
  due 5/1/03                                      3/6/00        $858,928       $ 84,660         0.0%
------------------------------------------------------------------------------------------------------

The portfolios have registration rights for certain restricted securities held as of June 30, 2003. The issuer incurs all registration costs. Illiquid securities are valued at fair value determined in good faith under procedures established by and under the supervision of the trustees.

Variable rate notes are notes, the interest rate on which is based on an index or market interest rates and is subject to change. Rates in the security description are as of June 30, 2003.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a portfolio are fully collateralized, and such collateral is in the possession of the portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                          Janus Aspen Series  June 30, 2003  113

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Capital Appreciation Portfolio, Janus Aspen Growth Portfolio, Janus Aspen Growth and Income Portfolio, Janus Aspen Mid Cap Growth Portfolio, Janus Aspen Risk-Managed Large Cap Growth Portfolio, Janus Aspen Global Life Sciences Portfolio, Janus Aspen Global Technology Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen International Value Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Core Equity Portfolio, Janus Aspen Risk-Managed Large Cap Core Portfolio, Janus Aspen Mid Cap Value Portfolio, Janus Aspen Small Cap Value Portfolio, Janus Aspen Flexible Income Portfolio and Janus Aspen Money Market Portfolio (collectively the "Portfolios" and individually the "Portfolio") are series funds. The Portfolios are part of Janus Aspen Series (the "Trust"), which was organized as a Delaware Trust (now called a Delaware statutory trust) on May 20, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios or series of shares with differing investment objectives and policies. Fifteen Portfolios invest primarily in equity securities: Janus Aspen Capital Appreciation Portfolio, Janus Aspen Growth Portfolio, Janus Aspen Growth and Income Portfolio, Janus Aspen Mid Cap Growth Portfolio, Janus Aspen Risk-Managed Large Cap Growth Portfolio, Janus Aspen Global Life Sciences Portfolio, Janus Aspen Global Technology Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen International Value Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Core Equity Portfolio, Janus Aspen Risk-Managed Large Cap Core Portfolio, Janus Aspen Mid Cap Value Portfolio and Janus Aspen Small Cap Value Portfolio. Janus Aspen Flexible Income Portfolio invests primarily in income-producing securities. Janus Aspen Money Market Portfolio invests in short-term money market securities. Each of the Portfolios are classified as diversified, as defined in the 1940 Act, with the exception of Janus Aspen Capital Appreciation Portfolio, Janus Aspen Mid Cap Growth Portfolio, Janus Aspen Global Technology Portfolio and Janus Aspen International Value Portfolio, which are classified as nondiversified. Effective August 11, 2003, Janus Aspen Mid Cap Growth Portfolio will be classified as nondiversified. The Portfolios are no-load investments.

The Trust currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Each class is issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

Janus Capital Management LLC ("Janus Capital") invested initial seed capital in the amounts of $500,000,$500,000, $10,000 and $10,000, respectively, for the following Portfolios on December 31, 2002: Janus Aspen Mid Cap Value Portfolio, Janus Aspen Small Cap Value Portfolio, Janus Aspen Risk-Managed Large Cap Growth Portfolio and Janus Aspen Risk-Managed Large Cap Core Portfolio. Janus Aspen Mid Cap Value Portfolio and Janus Aspen Small Cap Value Portfolio began investment operations on December 31, 2002. Janus Aspen Risk-Managed Large Cap Core Portfolio, Janus Aspen Risk-Managed Large Cap Growth Portfolio and Janus Aspen Small Cap Value Portfolio each have one class of shares, Service Shares. Janus Aspen Mid Cap Value Portfolio has two classes of Shares, Institutional Shares and Service Shares, which commenced on May 1, 2003 and December 31, 2002, respectively.

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Trustees. Short-term investments maturing within 60 days and all money market securities in the Janus Aspen Money Market Portfolio are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principle markets and the time the net asset value (NAV) is determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolios' Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as, gains and losses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

114  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SECURITIES LENDING
Under procedures adopted by the Trustees, the Portfolios may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolios may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral is invested in unaffiliated money market funds or other accounts.

As of June 30, 2003, the following Portfolios had on loan securities as indicated:

                                                                      Value at
Portfolio                                                          June 30, 2003
--------------------------------------------------------------------------------
Janus Aspen Capital Appreciation Portfolio                          $ 15,063,140
Janus Aspen Growth Portfolio                                          21,265,536
Janus Aspen Growth and Income Portfolio                                  408,955
Janus Aspen Mid Cap Growth Portfolio                                 232,001,910
Janus Aspen Global Technology Portfolio                               15,321,403
Janus Aspen International Growth Portfolio                            34,843,722
Janus Aspen Worldwide Growth Portfolio                               240,645,635
Janus Aspen Balanced Portfolio                                       374,241,265
Janus Aspen Flexible Income Portfolio                                 81,914,839
--------------------------------------------------------------------------------

As of June 30, 2003, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Growth Portfolio, Janus Aspen Growth and Income Portfolio, Janus Aspen Mid Cap Growth Portfolio, Janus Aspen Global Technology Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Balanced Portfolio and Janus Aspen Flexible Income Portfolio received cash collateral of $15,488,145, $21,762,778, $419,509, $237,519,120, $15,803,234,
$36,391,725,  $252,270,926 ,  $382,031,916  and  $83,593,480,  respectively,  in accordance with securities lending activity. Janus Aspen Mid Cap Growth Portfolio invested $976,243 of the cash collateral received in U.S. Government Obligations and Janus Aspen Worldwide Growth Portfolio invested $15,718,654 of the cash collateral received in foreign bonds. During the period ended June 30, 2003, there were no such securities lending agreements for Janus Aspen
Risk-Managed Large Cap Growth Portfolio, Janus Aspen Global Life Sciences Portfolio, Janus Aspen International Value Portfolio, Janus Aspen Core Equity Portfolio, Janus Aspen Risk-Managed Large Cap Core Portfolio, Janus Aspen Mid Cap Value Portfolio, Janus Aspen Small Cap Value Portfolio and Janus Aspen Money Market Portfolio.

The borrower pays fees at the Portfolios' direction to its lending agent. Additionally, the lending agent may invest the cash collateral and retain a portion of the interest earned. The lending fees and the Portfolios' portion of the interest income earned on cash collateral are included in interest income on the Statement of Operations. During the six month period ended June 30, 2003, the following Portfolios earned security lending fees totaling:

Portfolio                                                           Lending Fees
--------------------------------------------------------------------------------
Janus Aspen Capital Appreciation Portfolio                            $    1,008
Janus Aspen Growth Portfolio                                               1,532
Janus Aspen Growth and Income Portfolio                                      337
Janus Aspen Mid Cap Growth Portfolio                                      33,955
Janus Aspen Global Technology Portfolio                                    3,000
Janus Aspen International Growth Portfolio                               509,920
Janus Aspen Worldwide Growth Portfolio                                 1,157,328
Janus Aspen Balanced Portfolio                                            32,041
Janus Aspen Flexible Income Portfolio                                      1,546
--------------------------------------------------------------------------------

FORWARD CURRENCY TRANSACTIONS
The Portfolios enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions in the Statement of Operations.

Forward currency contracts held by the Portfolios are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

FUTURE CONTRACTS
The Portfolios may enter into futures contracts. The Portfolios intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Gains and losses are reported on the Statement of Operations. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

                                          Janus Aspen Series  June 30, 2003  115

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

OPTIONS CONTRACTS
The Portfolios may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolios generally invest in options to hedge against adverse movements in the value of portfolio holdings. In addition, the Risk-Managed Portfolios may use option contracts to gain exposure to the stock market for the pending investment of cash balances or to meet liquidity needs.

When an option is written, the Portfolios receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolios could result in the Portfolios buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations. Janus Aspen Global Life Sciences Portfolio recognized a realized loss of $152,951 from written options for the six month period ended June 30, 2003.

The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolios' hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

Written option activity for the six month period ended June 30, 2003, was as follows:

                                                        Number          Amount
Call Options                                          of Options     of Premiums
--------------------------------------------------------------------------------
Janus Aspen Global Life Sciences Portfolio
Options outstanding at December 31, 2002                   0          $       0
Options written                                          232             40,898
Options closed or expired                              (232)           (40,898)
Options exercised                                          0                  0
Options outstanding at June 30, 2003                       0                  0
--------------------------------------------------------------------------------

SHORT SALES
Each Portfolio, except for the Janus Aspen Money Market Portfolio, may engage in "short sales against the box." Short sales against the box involves selling either a security that a Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. A Portfolio may enter into a short sale against the box in anticipation of an expected decline in the market price of that security. If the value of the securities sold short increases prior to the scheduled delivery date, a Portfolio loses the opportunity to participate in the gain.

Each Portfolio, except for the Janus Aspen Money Market Portfolio, may also engage in "naked" short sales. Naked short sales involve a Portfolio selling a security it does not own to a purchaser at a specified price. To complete the transaction, a Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security.

There is no assurance that a Portfolio will be able to close out a short position at any particular time. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in size, will be recognized upon termination of a short sale. Gains and losses are reported in the Statement of Operations. Dividend expense on short sales is recorded on the ex-dividend date.

FOREIGN CURRENCY TRANSLATIONS
The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

116  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INITIAL PUBLIC OFFERINGS
The Portfolios may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolios may not experience similar performance as their assets grow.

ADDITIONAL INVESTMENT RISK
A portion of Janus Aspen Flexible Income Portfolio's assets may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, or political environment, or adverse developments specific to the issuer.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by a Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security which each portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS
Each of the Portfolios, except the Money Market Portfolio, makes at least semiannual distributions of substantially all of its investment income and at least an annual distribution of its net realized capital gains, if any. Dividends are declared daily and distributed monthly for the Janus Aspen Money Market Portfolio. The majority of dividends and capital gains distributions from a Portfolio will be automatically reinvested into additional shares of that Portfolio.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Portfolios intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.   INVESTMENT ADVISORY AGREEMENTS AND OTHER
     TRANSACTIONS WITH AFFILIATES

Each of the equity Portfolios, except Janus Aspen Mid Cap Value Portfolio and Janus Aspen Small Cap Value Portfolio, is subject to advisory fees payable to Janus Capital based upon an annual rate of .65% of average daily net assets. Janus Aspen Flexible Income Portfolio is subject to advisory fees payable to Janus Capital based upon annual rates of .65% of the first $300 million of average daily net assets plus .55% of average daily net assets in excess of $300 million. Janus Aspen Money Market Portfolio's advisory fee rate is .25% of average daily net assets. Janus Aspen Mid Cap Value Portfolio has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of the Portfolio, reduced by the subadvisory fee paid by the Portfolio directly to the Portfolio's subadviser, Perkins, Wolf, McDonnell and Company, LLC ("Perkins"). Janus Aspen Small Cap Value Portfolio has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.75% of the average daily net assets of the Portfolio.

Enhanced Investment Technologies LLC ("INTECH") serves as subadviser to Janus Aspen Risk-Managed Large Cap Growth Portfolio and Janus Aspen Risk-Managed Large Cap Core Portfolio. Janus Capital indirectly owns approximately 77.5% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.26% of average net assets from its management fee.

Perkins serves as subadviser to Janus Aspen Mid Cap Value Portfolio. As compensation for its services, Perkins receives 50% directly of Janus Capital's management fee (net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital has a 30% ownership stake in Perkins' investment advisory business.

Bay Isle Financial LLC ("Bay Isle") serves as subadviser to Janus Aspen Small Cap Value Portfolio. Janus Capital indirectly owned all of the outstanding voting shares of Bay Isle. Janus Capital pays Bay Isle a subadvisory fee at an annual rate of .75% of average net assets from its management fee.

Janus Services LLC ("Janus Services"), a wholly owned subsidiary of Janus Capital, may receive from Janus Aspen Risk-Managed Large Cap Growth Portfolio, Janus Aspen Risk-Managed Large Cap Core Portfolio, Janus Aspen Mid Cap Value Portfolio and Janus Aspen Small Cap Value Portfolio a fee at an annual rate of up to .10% of the average daily net assets of the Service Shares of each of these Portfolios, to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services.

Janus Capital has agreed to reimburse Janus Aspen Risk-Managed Large Cap Growth Portfolio, Janus Aspen Global Life Sciences Portfolio, Janus Aspen Global Technology Portfolio, Janus Aspen International Value Portfolio, Janus Aspen Core Equity Portfolio, Janus Aspen Risk-Managed Large Cap Core Portfolio and Janus Aspen Mid Cap Value Portfolio by the amount if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee applicable to the Service and Service II Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.25% of the average daily net assets of each of the Portfolios until May 1, 2005. Janus Capital has agreed to reimburse the Janus Aspen Small Cap Value Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee applicable to the Service Shares, brokerage commissions, interest, taxes and extraordinary

                                          Janus Aspen Series  June 30, 2003  117

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

expenses, exceed an annual rate of 1.35% of the average daily net assets until May 1, 2005. Janus Capital has agreed by contract to waive the advisory fee payable by Janus Aspen Flexible Income Portfolio in an amount equal to the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee applicable to the Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed 1% of the average daily net assets for a fiscal year. Janus Capital has agreed to continue such waivers until May 1, 2005.

Janus Capital has agreed to reimburse the Janus Aspen Money Market Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 0.50% of average daily net assets.

Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers and trustees of the Portfolios may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Portfolios.

Janus Distributors LLC, a wholly owned subsidiary of Janus Capital, is a distributor of the Portfolios. The Service and Service II Shares have each adopted a Distribution and Shareholder Servicing Plan (the "Plans") pursuant to Rule 12b-1 under The 1940 Act. The Plans authorize payments by the Portfolios in connection with the distribution of the Service and Service II Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to ..25% of the Service and Service II Shares' average daily net assets.

A 1.00% redemption fee may be imposed on interests of Service II Shares of Janus Aspen Global Technology Portfolio, Janus Aspen International Growth Portfolio and Janus Aspen Worldwide Growth Portfolio held in separate accounts or plans for 60 days or less. The redemption fee is designed to offset transaction costs and other expenses associated with short-term redemptions. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by Janus Aspen Global Technology Portfolio - Service II Shares and Janus Aspen International Growth Portfolio - Service II Shares were $33,170 and $7,197, respectively, for the six-month period ended June 30, 2003. No redemption fees were received by Janus Aspen Worldwide Growth Portfolio - Service II Shares.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides a shareholder accounting system to the Portfolios. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended June 30, 2003, are noted below.

                                                     DST Securities, Inc.  Portfolio Expense   DST Systems
Portfolio                                              Commissions Paid        Reduction          Costs
----------------------------------------------------------------------------------------------------------
GROWTH
Janus Aspen Capital Appreciation Portfolio                 $  2,620             $  1,965        $    403
Janus Aspen Growth Portfolio                                  7,407                5,556         (3,513)
Janus Aspen Growth and Income Portfolio                         101                   76           1,855
Janus Aspen Mid Cap Growth Portfolio(1)                       7,447                5,587         (3,496)
Janus Aspen Risk-Managed Large Cap Growth Portfolio              --                   --             749
INTERNATIONAL/GLOBAL
Janus Aspen Global Life Sciences Portfolio                       --                   --           1,913
Janus Aspen Global Technology Portfolio                          --                   --           2,596
Janus Aspen International Growth Portfolio                       --                   --           2,852
Janus Aspen International Value Portfolio(2)                    206                  154           1,004
Janus Aspen Worldwide Growth Portfolio                        5,596                4,198         (1,272)
CORE
Janus Aspen Balanced Portfolio                               11,223                8,419         (6,360)
Janus Aspen Core Equity Portfolio                                59                   44           1,872
Janus Aspen Risk-Managed Large Cap Core Portfolio                --                   --             751
VALUE
Janus Aspen Mid Cap Value Portfolio                              --                   --           1,437
Janus Aspen Small Cap Value Portfolio                            --                   --             749
INCOME
Janus Aspen Flexible Income Portfolio                            --                   --           1,991
Janus Aspen Money Market Portfolio                               --                   --           1,914
----------------------------------------------------------------------------------------------------------

(1)  Formerly named Janus Aspen Aggressive Growth Portfolio
(2)  Formerly named Janus Aspen Global Value Portfolio.

118  Janus Aspen Series  June 30, 2003

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--------------------------------------------------------------------------------

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers.

The Portfolios have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.


Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2002, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between December 31, 2008 and December 31, 2010.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2003 are also noted below.

                                                                                                                           Net
                                                      Accumulated         Federal       Unrealized      Unrealized     Appreciation/
                                                    Capital Losses       Tax Cost      Appreciation   (Depreciation)  (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
GROWTH
Janus Aspen Capital Appreciation Portfolio         $  (610,660,317)   $  866,035,253   $109,653,698   $ (65,303,105)   $  44,350,593
Janus Aspen Growth Portfolio(1)                     (1,200,369,393)    1,766,513,685    229,494,486    (282,803,483)    (53,308,997)
Janus Aspen Growth and Income Portfolio(1)             (54,356,446)       86,656,956      6,868,868      (6,967,872)        (99,004)
Janus Aspen Mid Cap Growth Portfolio(2)             (2,404,166,280)    1,477,964,901    262,272,603     (89,698,937)     172,573,666
Janus Aspen Risk-Managed Large Cap Growth Portfolio              --        7,364,286        909,461        (113,499)         795,962
INTERNATIONAL/GLOBAL
Janus Aspen Global Life Sciences Portfolio             (19,482,036)       27,229,413      5,635,956        (590,932)       5,045,024
Janus Aspen Global Technology Portfolio               (439,917,488)      172,604,018     28,431,695     (34,173,389)     (5,741,694)
Janus Aspen International Growth Portfolio(1)         (694,834,972)      949,701,254    109,504,519     (57,035,156)      52,469,363
Janus Aspen International Value Portfolio(3)              (237,189)        5,947,462        712,154        (372,125)         340,029
Janus Aspen Worldwide Growth Portfolio              (2,228,492,169)    3,703,835,504    444,188,674    (158,149,379)     286,039,295
CORE
Janus Aspen Balanced Portfolio                        (418,902,732)    3,461,566,833    265,994,812     (84,122,028)     181,872,784
Janus Aspen Core Equity Portfolio                       (3,111,498)        9,677,534        946,127        (371,542)         574,585
Janus Aspen Risk-Managed Large Cap Core Portfolio                --        7,640,096        794,509        (110,004)         684,505
VALUE
Janus Aspen Mid Cap Value Portfolio(1)                  (5,549,953)       20,562,797      2,390,219        (544,061)       1,846,158
Janus Aspen Small Cap Value Portfolio                            --          531,789         82,022          (6,982)          75,040
INCOME
Janus Aspen Flexible Income Portfolio                   (4,828,567)      645,620,379     46,999,235      (1,540,023)      45,459,212
Janus Aspen Money Market Portfolio                            (465)       27,428,030             --               --              --
------------------------------------------------------------------------------------------------------------------------------------

(1) Funds acquired unutilized capital losses in the reorganizations described in Note 6. These capital losses may be subject to limitations under applicable tax laws on the rate at which they may be used in the future to offset capital gains of the acquiring portfolios. As a result, some or all of the capital loss carryovers may expire unutilized.
(2)  Formerly named Janus Aspen Aggressive Growth Portfolio.
(3)  Formerly named Janus Aspen Global Value Portfolio.

                                          Janus Aspen Series  June 30, 2003  119

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

4.   EXPENSES

Each of the Portfolios' expenses may be reduced through expense-reduction arrangements. Those arrangements include the use of broker commissions paid to DST Securities, Inc. and uninvested cash balances earning interest with the Portfolios' custodian. The Statements of Operations reflect the total expenses before any offset, the amount of the offset and the net expenses. The Portfolios could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement. The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers.

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

5.   EXPENSE RATIOS

Listed below are the gross expense ratios for the various Portfolios that would be in effect, absent the waiver of certain fees and offsets.

For the six months or period ended
June 30, 2003 and through each
fiscal year or period ended December 31                          Institutional Shares
Portfolio                                       2003      2002      2001      2000      1999      1998
----------------------------------------------------------------------------------------------------------
GROWTH
Janus Aspen Capital Appreciation Portfolio      0.67%     0.67%     0.66%     0.67%     0.79%     0.97%
Janus Aspen Growth Portfolio                    0.67%     0.67%     0.66%     0.67%     0.69%     0.75%
Janus Aspen Growth and Income Portfolio         0.78%     0.76%     0.70%     0.78%     1.15%     3.06%(3)
Janus Aspen Mid Cap Growth Portfolio(1)         0.68%     0.67%     0.67%     0.66%     0.70%     0.75%
Janus Aspen Risk-Managed Large Cap
  Growth Portfolio                                N/A       N/A       N/A       N/A       N/A       N/A
INTERNATIONAL/GLOBAL
Janus Aspen Global Life Sciences Portfolio      0.97%     0.87%     0.81%     1.03%(2)    N/A       N/A
Janus Aspen Global Technology Portfolio         0.88%     0.72%     0.68%     0.69%(2)    N/A       N/A
Janus Aspen International Growth Portfolio      0.75%     0.74%     0.71%     0.71%     0.84%     0.95%
Janus Aspen International Value Portfolio(5)      N/A       N/A       N/A       N/A       N/A       N/A
Janus Aspen Worldwide Growth Portfolio          0.72%     0.70%     0.69%     0.69%     0.71%     0.74%
CORE
Janus Aspen Balanced Portfolio                  0.66%     0.67%     0.66%     0.66%     0.69%     0.74%
Janus Aspen Core Equity Portfolio               2.04%     1.87%     1.13%     1.65%     1.38%     1.86%
Janus Aspen Risk-Managed Large Cap
  Core Portfolio                                  N/A       N/A       N/A       N/A       N/A       N/A
VALUE
Janus Aspen Mid Cap Value Portfolio             1.36%(7)    N/A       N/A       N/A       N/A       N/A
Janus Aspen Small Cap Value Portfolio             N/A       N/A       N/A       N/A       N/A       N/A
INCOME
Janus Aspen Flexible Income Portfolio           0.63%     0.66%     0.67%     0.76%     0.72%     0.73%
Janus Aspen Money Market Portfolio              0.65%     0.39%     0.34%     0.36%     0.43%     0.34%
----------------------------------------------------------------------------------------------------------

For the six months or period ended
June 30, 2003 and through each                                                           Service II
fiscal year or period ended December 31                   Service Shares                    Shares
Portfolio                                       2003      2002      2001      2000      2003      2002
----------------------------------------------------------------------------------------------------------
GROWTH
Janus Aspen Capital Appreciation Portfolio      0.92%     0.92%     0.91%     0.92%       N/A       N/A
Janus Aspen Growth Portfolio                    0.92%     0.92%     0.91%     0.92%       N/A       N/A
Janus Aspen Growth and Income Portfolio         1.04%     1.01%     0.95%     1.11%       N/A       N/A
Janus Aspen Mid Cap Growth Portfolio(1)         0.93%     0.92%     0.92%     0.92%       N/A       N/A
Janus Aspen Risk-Managed Large Cap
  Growth Portfolio                              2.58%(4)    N/A       N/A       N/A       N/A       N/A
INTERNATIONAL/GLOBAL
Janus Aspen Global Life Sciences Portfolio      1.22%     1.12%     1.07%     1.20%(2)    N/A       N/A
Janus Aspen Global Technology Portfolio         1.12%     0.97%     0.95%     0.94%(2)  1.12%     1.04%
Janus Aspen International Growth Portfolio      1.00%     0.99%     0.96%     0.96%     1.00%     1.01%
Janus Aspen International Value Portfolio(5)    1.99%     2.54%     3.62%(6)    N/A       N/A       N/A
Janus Aspen Worldwide Growth Portfolio          0.97%     0.95%     0.94%     0.95%     0.97%     0.95%
CORE
Janus Aspen Balanced Portfolio                  0.92%     0.92%     0.91%     0.92%       N/A       N/A
Janus Aspen Core Equity Portfolio               2.25%     2.12%     1.30%     2.03%       N/A       N/A
Janus Aspen Risk-Managed Large Cap
  Core Portfolio                                2.57%(4)    N/A       N/A       N/A       N/A       N/A
VALUE
Janus Aspen Mid Cap Value Portfolio             2.50%       N/A       N/A       N/A       N/A       N/A
Janus Aspen Small Cap Value Portfolio          17.04%       N/A       N/A       N/A       N/A       N/A
INCOME
Janus Aspen Flexible Income Portfolio           0.88%     0.91%     0.91%     0.99%       N/A       N/A
Janus Aspen Money Market Portfolio              0.95%     0.66%     0.59%     0.61%       N/A       N/A
----------------------------------------------------------------------------------------------------------

(1)  Formerly named Janus Aspen Aggressive Growth Portfolio.
(2)  Period January 18, 2000 (inception) to December 31, 2000.
(3)  Period May 1, 1998 (inception) to December 31, 1998.
(4)  Period January 2, 2003 (inception) to June 30, 2003.
(5)  Formerly named Janus Aspen Global Value Portfolio.
(6)  Period May 1, 2001 (inception) to December 31, 2001.
(7)  Period May 1, 2003 (inception) to June 30, 2003.

120  Janus Aspen Series  June 30, 2003

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6.   FUND ACQUISITION

Effective May 1, 2003, Janus Aspen Mid Cap Value Portfolio acquired all of the net assets of Janus Aspen Strategic Value Portfolio pursuant to a plan of reorganization approved by the Trustees of Janus Aspen Series and shareholders of Janus Aspen Strategic Value Portfolio. The reorganization was accomplished by a tax-free exchange of shares of Janus Aspen Mid Cap Value Portfolio - Institutional Shares and Janus Aspen Mid Cap Value Portfolio - Service Shares in the amounts of 322,060 and 1,070,174, respectively, (valued at $3,233,854 and $10,745,815, respectively) for the 442,745 and 1,467,579 shares of Janus Aspen Strategic Value Portfolio - Institutional Shares and Janus Aspen Strategic Value Portfolio - Service Shares, respectively, including $101,087 and $95,087 of unrealized depreciation. The aggregate net assets of Janus Aspen Mid Cap Value Portfolio - Service Shares and Janus Aspen Strategic Value Portfolio - Institutional Shares and Janus Aspen Strategic Value Portfolio - Service Shares immediately before the reorganization were $502,053, $3,233,854 and $10,745,815, respectively. Janus Aspen Mid Cap Value Portfolio - Institutional Shares had no assets prior to the reorganization.

On March 21, 2003, certain Portfolios, as listed below (each an "Acquiring Portfolio"), acquired all of the assets and liabilities of certain funds advised by Berger Financial LLC, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to plan of reorganization approved by the Acquired Funds' board and shareholders. The number and value of shares issued by the Acquiring Portfolios are presented in the Statement of Changes. Janus Capital incurred the costs associated with the reorganizations. Net assets and unrealized appreciation/ depreciation as of the reorganization date immediately prior to and after the reorganization were as follows:

                                                                                                           Acquired     Net Assets
                                                                        Acquiring Fund   Acquired Fund  Fund Unrealized    After
Acquiring Portfolio                   Acquired Fund                       Net Assets       Net Assets       AP/DP     Reorganization
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio -
  Institutional Shares                Berger IPT - Growth Fund           $1,446,965,173   $  3,730,516   $ (24,817)   $1,450,695,689
Janus Aspen Growth and Income
  Portfolio - Institutional Shares    Berger IPT - Large Cap Growth Fund     11,833,477     11,201,564      140,790       23,035,041
Janus Aspen International Growth
  Portfolio - Institutional Shares    Berger IPT - International Fund       570,023,134      2,886,918      291,291      572,910,052
------------------------------------------------------------------------------------------------------------------------------------

                                          Janus Aspen Series  June 30, 2003  121

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EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(unaudited)

1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in each Portfolio (from inception) with one or more widely used market indices through June 30, 2003.

When comparing the performance of a Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULES OF INVESTMENTS

Following the performance overview section is each Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

Portfolios that invest in foreign securities also provide a summary of investments by country. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolios on the last day of the reporting period.

The Portfolios' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolios' liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last section of this statement reports the net asset value (NAV) per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolios' net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Portfolios' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolios, including the advisory fee paid to the investment adviser.

122  Janus Aspen Series  June 30, 2003

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--------------------------------------------------------------------------------

The last section lists the increase or decrease in the value of securities held in the Portfolios. Portfolios realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolios during the period. "Net Realized and Unrealized Gain/ (Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolios' net assets during the reporting period. Changes in the Portfolios' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolios' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolios' investment performance. The Portfolios' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolios' net assets will not be affected. If you compare each Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolios through purchases or withdrawal via redemptions. Each Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from a Portfolio.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolios' net assets. Because Portfolios must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the net asset value (NAV) for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolios. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Portfolios for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolios' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Portfolio during the reporting period. Don't confuse this ratio with a Portfolio's yield. The net investment income ratio is not a true measure of a Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire Portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the Portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the Portfolio is sold every six months.

                                          Janus Aspen Series  June 30, 2003  123

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHAREHOLDER MEETING (unaudited)

The proposal below was considered at a special meeting of shareholders of Strategic Value Portfolio of Janus Aspen Series. The meeting was held on April 16, 2003. Tabulations of the votes received on the proposal presented at the meeting appear below. Each vote represents a value held on the record date for the meeting.

PROPOSAL 1
To approve an Agreement and Plan of Reorganization providing for the transfer of substantially all of the assets and liabilities of the Janus Aspen Series Strategic Value Portfolio in exchange for shares of the Janus Aspen Series Mid Cap Value Portfolio.

                                                              Number of Shares         Percentage of Outstanding Shares
                                          Record
Fund                                   Total Shares   Affirmative   Against   Abstain   Affirmative   Against   Abstain
-----------------------------------------------------------------------------------------------------------------------
JANUS ASPEN STRATEGIC VALUE PORTFOLIO    1,952,374     1,795,289     89,164    67,921      91.95%      4.57%     3.48%
-----------------------------------------------------------------------------------------------------------------------
                                       Percentage of Shares Voted
----------------------------------------------------------------------
                                       Affirmative   Against   Abstain
JANUS ASPEN STRATEGIC VALUE PORTFOLIO     91.95%      4.57%     3.48%
----------------------------------------------------------------------

124  Janus Aspen Series  June 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                          Janus Aspen Series  June 30, 2003  125

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.

              GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth portfolios focus on             Janus global and international               Janus core portfolios seek high-quality
companies believed to be the leaders in      portfolios emphasize companies believed      equity and debt investments in more
their respective industries - companies      to have solid prospects for growth and       stable and predictable companies. These
in growing industries, led by solid          overlooked investment opportunities          portfolios offer a strategic combination
management teams and with expanding          regardless of their location. Janus          of steady growth, as well as income and
market share, margins and efficiencies.      research seeks to take advantage of          risk protection.
                                             foreign market inefficiencies, where
                                             accurate information is often at a
                                             premium.

              VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the benchmark index,     Janus income portfolios seek to provide
believe are poised for a turnaround. The     while mathematically managing risk.          more safety relative to equities while
goal is to gain unique insight into a        Managed by INTECH, these portfolios use      seeking to deliver a competitive total
company's true value and identify and        a purely mathematical-based,                 return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.

           FOR MORE INFORMATION, CONTACT YOUR INVESTMENT PROFESSIONAL
                             OR GO TO WWW.JANUS.COM.


                       [LOGO] JANUS

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-1068


Portfolios distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (7/03)
                                                                 109-02-000 8/03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------







Item 2 - Code of Ethics
        Not applicable.

Item 3 - Audit Committee Financial Expert
        Not applicable.

Item 4 - Principal Accountant Fees and Services
        Not applicable.


Item 5 - Audit Committee of Listed Registrants
        Not applicable.

Item 6 - [Reserved]

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
         Not applicable.

Item 8 - [Reserved]

Item 9 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There was no change in the Registrant's internal control over financial reporting during Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


Item 10 - Exhibits

(a)(1) Not applicable.


(a)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

(b) A certification for the Registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Janus Aspen Series

By:      _/s/ Loren M. Star_______
        Loren M. Star,
        President, Chief Executive Officer (Principal Executive Officer)

Date: August 22, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:     _/s/ Loren M. Starr________
        Loren M. Starr,
        President, Chief Executive Officer (Principal Executive Officer)

Date:  August 22,  2003

By:     _/s/ Anita E. Falicia________
        Anita E. Falicia,
        Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)

Date:  August 22, 2003